As filed with the Securities and Exchange Commission on April 26, 2016

Registration No. 333-146323

811-06564

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No. 12 ☒

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 53 ☒

SEPARATE ACCOUNT VA CC

(Name of Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (213) 742-5216

Alison Ryan, Esq.

Transamerica Premier Life Insurance Company

c/o Office of the General Counsel, MS # 2520

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered: Flexible Premium Variable Annuity Policies

It is proposed that this filing become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2016 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on _________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

___  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE ADVISOR’S EDGE®

VARIABLE ANNUITY

Issued Through

Separate Account VA CC

By

Transamerica Premier Life Insurance Company

Prospectus

May 1, 2016

The Advisor’s Edge® Variable Annuity (the “Policy”) provides a means of investing on a tax-deferred basis in a variety of portfolios of underlying mutual funds (the “Portfolios”) and a fixed account which offers interest at rates that are guaranteed by Transamerica Premier Life Insurance Company. The Policy is an individual variable annuity policy and is intended for retirement savings or other long-term investment purposes. For investments in the Subaccounts, the Policy Owner (“You,” “Your”) bears all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Policy provides a Right to Cancel period of at least 20 days (30 days or more in some instances) during which the Policy may be cancelled.

Before investing you should carefully read this prospectus and the accompanying prospectuses for the Portfolios of the underlying mutual funds. These prospectuses give you important information about the Policy and the Portfolios, including the objectives, risks, and strategies of the Portfolios; you should keep them for future reference.

A Statement of Additional Information (“SAI”) for the Policy prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free of charge by calling our Administrative Office at 800-525-6205. The Table of Contents of the Statement of Additional Information is included at the end of this prospectus. Information about the variable annuity also can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

The Policy is not available in all states.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. We have not authorized anyone to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Please note that the policies, fixed account, and the separate account investment choices:

• are not bank deposits

• are not federally insured

• are not endorsed by any bank or government agency

• are not guaranteed to achieve their goal

• are subject to risks, including loss of premium

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in the underlying funds of the Portfolio listed below:

SUBACCOUNT	PORTFOLIO

Columbia Variable Portfolio - Small Company Growth Fund	Columbia Variable Portfolio - Small Company Growth Fund
VA Global Bond Portfolio	VA Global Bond Portfolio
VA International Small Portfolio	VA International Small Portfolio
VA International Value Portfolio	VA International Value Portfolio
VA Short-Term Fixed Portfolio	VA Short-Term Fixed Portfolio
VA U.S. Large Value Portfolio	VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio	VA U.S. Targeted Value Portfolio
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
Federated Government Money Fund II	Federated Government Money Fund II
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares
Federated Managed Volatility Fund II	Federated Managed Volatility Fund II
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA Janus Mid-Cap Growth	Transamerica Janus Mid-Cap Growth VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA MFS International Equity	Transamerica MFS International Equity VP
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
TA TS&W International Equity	Transamerica TS&W International Equity VP
TA WMC US Growth	Transamerica WMC US Growth VP
Equity Index Portfolio	Equity Index Portfolio
International Portfolio	International Portfolio
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio
REIT Index Portfolio	REIT Index Portfolio
Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio
Wanger International	Wanger International
Wanger USA	Wanger USA

For more information on the underlying funds, please refer to the prospectus for the underlying fund.

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Contents

4	Glossary	42	Additional Features

6	Summary	45	Other Information

10	Fee Table	51	Table of Contents of Statement of Additional Information

11	Example	52	Appendix A: Portfolios Associated with the Subaccounts

12	The Annuity Policy	56	Appendix B (Condensed Financial Information)

13	Purchase	96	Appendix C: Policy Form Number NA103

15	Investment Choices	101	Appendix D: Policy Form Number AV515 101 130 600

21	Performance	108	Appendix E: Death Benefit – Adjusted Partial Withdrawal

22	Expenses	109	Appendix F: Architect Guaranteed Lifetime Withdrawal Benefit

24	Access to Your Money	118	Appendix G: Guaranteed Minimum Income Benefit

26	Annuity Payments	121	Appendix H: Additional Death Benefit

30	Death Benefit	123	Appendix I: Additional Death Benefit – Extra

32	Tax Information	125	Appendix J: Additional Death Distribution - II

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GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value – The policy value increased or decreased by any excess interest adjustments.

Administrative Office – Transamerica Premier Life Insurance Company, Attn: Customer Care Group, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

Annual Policy Service Charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Beneficiary – The person who has the right to the death benefit set forth in the policy.

Business Day – A day when the New York Stock Exchange is open for business.

Cash Value – The policy value increased or decreased by an excess interest adjustment, less the Annual Policy Service Charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

Excess Interest Adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, full surrenders or transfers from the Guaranteed Period Options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by Transamerica Premier Life Insurance Company since the date any payment was received by, or an amount was transferred to, a Guaranteed Period Option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account – One or more investment choices under the policy that are part of Transamerica Premier Life Insurance Company’s general assets and are not in the separate account.

Good Order – An instruction that Transamerica Premier Life Insurance Company receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that Transamerica Premier Life Insurance Company does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Guaranteed Period Options (“GPO”) – The various guaranteed interest rate periods of the fixed account that Transamerica Premier Life Insurance Company may offer and into which Premium Payments may be paid or amounts may be transferred.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

Policy – The individual policy.

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

●	Premium Payments; minus
●	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus
●	interest credited in the fixed account; plus or minus
●	accumulated gains or losses in the separate account; minus
●	Annual Policy Service Charges, premium taxes, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereafter.

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Premium Payment – An amount paid to Transamerica Premier Life Insurance Company by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives Transamerica Premier Life Insurance Company the information it requires. For some transactions, Transamerica Premier Life Insurance Company may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that Transamerica Premier Life Insurance Company establishes for such notices.

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SUMMARY

The numbered sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding numbered headings. Please read the full prospectus carefully.

1.	THE ANNUITY POLICY

The Advisor’s Edge® Variable Annuity

Advisor’s Edge® is a flexible-premium variable annuity offered by Transamerica Premier Life Insurance Company (“TPLIC,” “We,” “Us,” “Our”). The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying funds and a fixed account offered by TPLIC.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Policy provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Policy among the various Portfolios and the fixed account available under the Policy. You can contribute additional amounts to the Policy and you can take withdrawals from the Policy during the Accumulation Phase. The value of your investment depends on the investment performance of the Portfolios of the underlying funds that you choose, and the interest rate we credit to the fixed account. (That interest rate will not be less than the guaranteed minimum effective annual interest rate shown on your Policy.) Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Policy. See ANNUITY PAYMENTS for more information about Annuity Payment Options.

2.	PURCHASE

You can buy the Policy with a minimum investment of $10,000 for Non-Qualified Policies and $1,000 for Qualified Policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add $500 or more to Non-Qualified Policies and $25 or more to Qualified Policies at any time during the Accumulation Phase. We reserve the right to require prior approval of any cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant for issue ages 0 – 80. For issue ages over 80, we reserve the right to require prior approval of any cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant.

3.	INVESTMENT CHOICES

When you purchase the Policy, your Premium Payments are deposited into the Separate Account VA CC (the “Separate Account”) or the fixed account, according to your allocation instructions. The Separate Account contains a number of Subaccounts that invest exclusively in shares of corresponding Portfolios of the underlying mutual funds (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TPLIC, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Policy Owners.

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase.

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We reserve the right to charge a $10 fee for each transfer in excess of 12 transfers per Policy Year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Policy. For investments in the Subaccounts, you bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. From time to time, TPLIC may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

5.	EXPENSES

Note: The following section on expenses and the Policy Fee Table and Example apply only to Policies issued after the date of this prospectus. See “Appendix B” and “Appendix C” for information about prior versions of the Policy.

No sales load is deducted from Premium Payments.

No surrender charge applies to withdrawals. Full surrenders, partial withdrawals, and transfers from a Guaranteed Period Option of the fixed account may be subject to an Excess Interest Adjustment, however, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an Annuity Payment Option from a Guaranteed Period Option of the fixed account.

TPLIC will deduct daily mortality and expense risk fees and administrative charges at an annual rate of either 0.75%, 0.60% or 0.55% from the assets in each Subaccount (depending on the death benefit you select).

On each Policy Anniversary and at the time of surrender during any Policy Year before the Annuity Commencement Date, we reserve the right to assess a Annual Policy Service Charge of up to $30 for policy administration expenses. In no event will the Annual Policy Service Charge exceed 2% of the Policy Value on the Policy Anniversary or at the time of surrender. The Annual Policy Service Charge will not be deducted on a Policy Anniversary or at the time of surrender if, at either of these times, (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000 or (2) the Policy Value equals or exceeds $50,000.

If you elect the Initial Payment Guarantee when you annuitize, then there is an additional fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize or elect the Initial Payment Guarantee.

If you select the Life with Emergency Cash® annuity payment option, then a surrender charge applies for the first four years after the Annuity Commencement Date. We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time that you annuitize under this option.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.5%, depending on the state.

The value of net assets of the Subaccounts will reflect the management fee and other expenses incurred by the Portfolios.

6.	ACCESS TO YOUR MONEY

You can take money out of your Policy at any time during the Accumulation Phase. Each withdrawal you make must be at least $500 ($50 if using Systematic Payout Option). If you have Policy Value in the fixed account, you may take all cumulative earnings of the fixed account under the Policy free of Excess Interest Adjustments. Amounts withdrawn from the fixed account in excess of cumulative earnings of the fixed account will be subject to Excess Interest Adjustments. You may have to pay income tax and a tax penalty on any money you take out. Withdrawals may be restricted under Qualified Policies.

Full and partial withdrawals are not generally permitted during the income phase unless you elect the Life with Emergency Cash® annuity payment option.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Policy allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose

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to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of each payment rises or falls depending on the investment performance of the Portfolios of the underlying funds you have chosen) or a fixed basis (where the amount of each payment will remain level). If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available (for an extra fee) under the Policy, and it guarantees a minimum amount for each annuity payment.

8.	DEATH BENEFIT

If the annuitant dies before the Income Phase begins, then a death benefit will become payable. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your advisor if you have questions.

When you purchase a policy, you may choose an optional Guaranteed Minimum Death Benefit for an additional fee:

●	Return of Premium
●	Annual Step-Up to age 81—available if the owner or annuitant has not reached age 76 on the Policy Date.

Charges are lower if you do not choose an optional Guaranteed Minimum Death Benefit. After the Policy is issued, the death benefit option cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is paid to the beneficiary only if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the Accumulation Phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the Income Phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the Income Phase are, in many cases, considered as all taxable income. If you are younger than 59 1⁄2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.	ADDITIONAL FEATURES

This Policy has additional features that might interest you. These features are not available in all states and may not be suitable for your particular situation. These include the following:

●	You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your Policy is in the Accumulation Phase. This feature is referred to as the “systematic payout option.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.
●	You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee”. There is an extra charge for this rider.
●	Under certain medically related circumstances, we will allow you to surrender or partially withdraw your Policy Value without an Excess Interest Adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”
●	Under certain unemployment circumstances, you may withdraw all or a portion of the Policy Value free of Excess Interest Adjustments. This feature is called the “Unemployment Waiver.”
●	You may make transfers and/or change the allocation of additional Premium Payments by telephone, or any other means acceptable to the TPLIC. We may restrict or eliminate this feature.
●	We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the Policy Value among the various subaccounts. This feature is called “Asset Rebalancing.”
●	You can arrange to have a certain amount of money (at least $500) automatically transferred from the fixed account or the Federated Government Money Fund II subaccount either monthly or quarterly, into your choice of Subaccounts. This feature is called “Dollar Cost Averaging.”

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11.	OTHER INFORMATION

Right to Cancel Period

You may return your Policy for a refund, but only if you return it in good order and within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. However, if state law requires, then we will refund your original Premium Payment(s). A returned Policy will be deemed void.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of a Policy Owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variation will be included in your Policy. See your advisor or contact us for specific information that may be applicable to your state.

Transamerica Premier Life Insurance Company

Transamerica Premier Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity policies.

Separate Account VA CC

The Separate Account is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds.

Condensed Financial Information

Please note that Appendix B contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

12.	INQUIRIES AND POLICY AND POLICYHOLDER INFORMATION

If you need more information or want to make a transaction, please contact us at:

Transamerica Premier Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

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FEE TABLE(1)

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(3)	$0 - $10
Special Service Fee(4)	$0 - $25
(1)	The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase, the fees may be different than those described in the fee table. See Section 5, “Expenses.”
(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”
(3)	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.
(4)	We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge per Policy	$0-30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)(1)
Base Separate Account Expenses:
Mortality and Expense Risk Fee(2)	0.40%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.55%
Optional Separate Account Annual Expenses:
Return of Premium Death Benefit(3)	0.05%
Annual Step-Up to age 81 Death Benefit(4)	0.20%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expense(5)	0.75%
Optional Rider Fees – No Longer Available for New Sales

Architect Guaranteed Lifetime Withdrawal Benefit	Single Life Option	Joint Life Option
50% Maximum Equity Percentage	0.30%	0.45%
60% Maximum Equity Percentage	0.45%	0.65%
70% Maximum Equity Percentage	0.65%	1.00%

Guaranteed Minimum Income Benefit(6)	0.45%
Additional Death Benefit(7)	0.25%
Additional Death Benefit – Extra(8)	0.60%
Additional Death Distribution – II(9)	0.55%
(1)	If you elect the Initial Payment Guarantee at the time of annuitization, you will pay an additional fee—currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts—that is reflected in the amount of the annuity payments that you receive. See Section 10, “Additional Features.”
(2)	The mortality and expense fee shown (0.40%) is for the Policy Value Death Benefit.
(3)	The fee for the Return of Premium Death Benefit (0.05%) is in addition to the base mortality and expense risk and administrative fees.
(4)	The fee for the Annual Step-Up to Age 81 Death Benefit (0.20%) is in addition to the base mortality and expense risk and administrative fees.
(5)	This reflects the base separate account expenses plus the fee for the Annual Step-Up to Age 81 Death Benefit, but does not include any annual optional rider fees.
(6)	The annual rider fee is 0.45% of the minimum income base and is deducted on the rider anniversary only during the accumulation phase. If you annuitize under the rider, a guaranteed payment fee is deducted. See Appendix G.

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(7)	The annual rider fee is 0.25% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix H.
(8)	The annual rider fee is 0.60% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix I.
(9)	The annual rider fee is 0.55% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Section Appendix J.

The next item shows the lowest and highest total operating expenses charged by the portfolios for the year ended December 31, 2015 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.16%	1.73%
(1)	The fee table information relating to the Portfolios is for the year ending December 31, 2015 (unless otherwise noted) and was provided to TPLIC by the underlying funds, their investment advisors or managers, and TPLIC has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the Portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE(1)

The following examples are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy Owner transaction expenses, Policy fees, Separate Account annual expenses, and Portfolio fees and expenses.

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2015, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return; and (2) the Architect Guaranteed Lifetime Withdrawal Benefit and the Additional Death Benefit – Extra (which is no longer available for new sales) have been selected. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$411	$1245	$2093	$4284
Return of Premium Death Benefit Option (0.60%)	$396	$1202	$2024	$4157
Policy Value Death Benefit Option (0.55%)	$391	$1187	$2001	$4114

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2015, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, and assuming (1) a 5% annual rate of return; and (2) no optional riders have been selected. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$252	$774	$1322	$2820
Return of Premium Death Benefit Option (0.60%)	$236	$729	$1247	$2670
Policy Value Death Benefit Option (0.55%)	$231	$713	$1222	$2619
(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher than those shown, subject to the guarantees in the Policy. In addition, your rate of return may be more or less than the 5% assumed in the example. This example does not reflect any premium taxes.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

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1.	THE ANNUITY POLICY

The Advisor’s Edge® variable annuity is a flexible-premium variable annuity offered by TPLIC. The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying mutual funds (the “Portfolios”) and a fixed account. The fixed account offers interest rates that TPLIC guarantees will not decrease during the selected guaranteed period. There may be a different interest rate for each different guaranteed period that you select. The Guaranteed Period Options are the various interest rate periods for the fixed account which TPLIC may offer and into which Premium Payments may be paid or amounts transferred.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement, but also for other long-term investment purposes. The tax-deferred feature of the Policy is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. There is no additional tax deferral benefit when the Policy is purchased to fund a qualified plan.

Do not purchase this Policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

About the Policy

The Advisor’s Edge® variable annuity is a contract between you, the Policy Owner, and TPLIC, the issuer of the Policy. (For Policies issued before the date of this prospectus – Owners of Policy Number NA103 should also refer to Appendix B; and owners of Policy Number AV515 101 130 600 should refer to Appendix C, for further information about specific policy features.)

The Policy provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Policy and ends immediately before the Annuity Commencement Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Policy among the various available Portfolios and the fixed account. The Policy is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. You could lose the amount that you allocate to the Subaccounts. The Policy is a flexible-premium annuity because after you purchase it, you can make additional investments of at least $500 for Non-Qualified Policies and $25 for Qualified Policies until the Income Phase begins; you are not required to make any additional investments. During this phase, you are generally not taxed on earnings from amounts invested unless you make withdrawals.

Other benefits available during the Accumulation Phase include the ability to:

●	Make transfers among your investment choices without current tax consequences. (See Transfers Among the Subaccounts and the Fixed Account)
●	Withdraw all or part of your money with no surrender penalty charged by TPLIC, although you may incur income taxes and a 10% penalty tax and Excess Interest Adjustment. (See ACCESS TO YOUR MONEY - Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Policy and the Annuity Payment Option you select. The Annuity Payment Options are explained at ANNUITY PAYMENTS.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. However, if you annuitize under the Initial Payment Guarantee, then you will receive stabilized annuity payments that will never be less than a percentage of your initial annuity payment. There is an extra charge for this rider. If fixed, the payment amounts are level.

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Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Policy, money you have allocated to the Subaccounts is deposited into TPLIC’s Separate Account VA CC. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TPLIC, but are accounted for separately from TPLIC’s other assets and can be used only to satisfy its obligations to Policy Owners.

2.	PURCHASE

Application and Issuance of Policies

To invest in the Advisor’s Edge® variable annuity, you should send a completed application and your initial Premium Payment to the address indicated on the application. TPLIC will issue a Policy only if the Annuitant and Joint Annuitant are 85 years of age or younger and the owner and annuitant have an immediate familial relationship.

If the application and any other required documents are received in good order, TPLIC will issue the Policy and will credit the initial Premium Payment within two Business Days after receipt. (A Business Day is any day that the New York Stock Exchange is open for regular trading.) Along with the Policy, TPLIC will also send a Variable Annuity Confirmation form, which you should complete, sign, and return in accordance with its instructions.

If TPLIC cannot credit the initial Premium Payment because the application or other required documentation is incomplete, TPLIC will contact the applicant or applicant’s financial intermediary, explaining the reason for the delay. TPLIC will refund the initial Premium Payment within five Business Days unless the applicant consents to TPLIC holding the initial Premium Payment up to 30 days. We must receive your consent prior to market close on the fifth market day after receipt of the Premium Payment. TPLIC will credit your payment within two business days after your information is both complete and in good order. If your information is not received in good order within 30 days of our receipt of your consent, then it will be returned.

Qualified Policy

In addition to Non-Qualified Policies, TPLIC also offers the Advisor’s Edge® as a Qualified Policy. Note that Qualified Policies contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Policy.

When the term “Qualified Policy” is used in this prospectus we mean a Policy that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 403(b), 408(b), or 408A of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Policy. A Premium Payment may be reduced by any applicable premium tax. In that case, the resulting amount is called a net Premium Payment. The initial net Premium Payment is credited to the Policy within two Business Days of receipt (in good order) of the Premium Payment, application and other required documents.

A Few Things to Keep in Mind Regarding Premium Payments

●	The minimum initial Premium Payment for a Non-Qualified Policy is $10,000 (including anticipated premium from 1035 exchanges as indicated on your application or electronic order form).
●	The minimum initial Premium Payment for a Qualified Policy is $1,000 (including anticipated premium from transfers or rollovers as indicated on your application or electronic order form).
●	You must obtain prior company approval to purchase a policy with an amount less than the stated minimum.
●	We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Premier Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by TPLIC will be returned.

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●	We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
●	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $500 for Non-Qualified Policies. Additional Premium Payments must be at least $25 for Qualified Policies.
●	Additional Premium Payments received (in good order) before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are credited to the Policy as of the close of business that same day.
●	For issue ages 0 – 80, we reserve the right to reject cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate. For issue ages over 80, we reserve the right to reject cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate. We reserve the right to refuse any Additional Premiums in excess of these limits, and if you do not obtain prior approval for Additional Premiums in excess of the dollar amounts listed above, the business will be deemed not in good order.
●	Your initial net Premium Payment will be invested on the Policy Date among the Subaccounts selected in your application. See Allocation of Premium Payments, below, for more information.

The date on which the Policy is issued is called the Policy Date. A Policy Anniversary is any anniversary of the Policy Date. A Policy Year is a period of twelve months starting with the Policy Date or any Policy Anniversary.

There may be delays in our receipt of applications that are outside of our control. Any such delays will affect when your Policy can be issued and your Premium Payment(s) allocated among your investment choices.

Purchasing by Wire

For wiring instructions, please contact our Administrative Office at 800-525-6205.

Allocation of Premium Payments

You specify on the application what portion of your Premium Payments you want to be allocated among which Subaccounts and which Guaranteed Period Options. You may allocate your Premium Payments to one or more Subaccounts or to any of the Guaranteed Period Options. All allocations you make to the Subaccounts must be in whole-number percentages totaling 100%. TPLIC reserves the right to refuse any Premium Payment.

You may change allocations for future additional premium payments by sending written instructions to our Administrative Office, or by telephone, or other electronic means acceptable to us, subject to the limitations described in ADDITIONAL FEATURES – Telephone and Electronic Transactions, or any other means acceptable to us. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.

WHAT’S MY POLICY WORTH TODAY?

Policy Value

The Policy Value of your Policy is the value of all amounts accumulated under the Policy during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Policy is opened, the Policy Value is equal to your initial net Premium Payment. On any Business Day thereafter, the Policy Value equals the Policy Value from the previous Business Day, plus –

●	any additional net Premium Payments credited
●	any increase in the Policy Value attributable to investment results of the Subaccount(s) you selected and the interest credited to the Guaranteed Period Options minus –

●	any decrease in the Policy Value attributable to investment results of the Subaccount(s) you selected
●	the daily Mortality and Expense Risk Fee
●	the daily Administrative Charge

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●	the Annual Policy Service Charge and any rider charges, if applicable
●	any withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals)
●	any charges for Transfers made after the first twelve in a Policy Year
●	any Premium Taxes that occur during the Valuation Period.

(The Cash Value, which is what you receive if you fully withdraw (i.e., surrender) your Policy, is the Policy Value plus or minus any applicable Excess Interest Adjustment, and minus certain fees and charges.)

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day (generally 4:00 p.m. Eastern time) and ending at the close of business of the next Business Day.

You should expect the Policy Value of your Policy to change from Valuation Period to Valuation Period.

An Accumulation Unit is a measure of your ownership interest in the Policy during the Accumulation Phase. When you allocate your net Premium Payments to a selected Subaccount, TPLIC will credit a certain number of Accumulation Units to your Policy. TPLIC determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is credited. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. The Policy Value in each Subaccount equals the number of Accumulation Units in the Subaccount multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value.

3.	INVESTMENT CHOICES

The Advisor’s Edge® variable annuity offers you a means of investing in various Portfolios offered by different investment companies (by investing in corresponding subaccounts) and a fixed account. The companies that provide investment advice and administrative services for the Portfolios offered through this Policy are listed in Appendix A: Portfolios Associated with the Subaccounts. For information about the fixed account and the Guaranteed Period Options, see The Fixed Account.

There is no assurance that a Portfolio will achieve its stated objective.

The general public may invest in the Portfolios only through certain insurance policies and qualified plans. The investment objectives and policies of the Portfolios may be similar to those of certain publicly available funds or portfolios. You should not expect the investment results of the Portfolios to be the same as those of publicly available funds and portfolios.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services, total expenses, and charges can be found in the current prospectuses for the corresponding Funds. You should read the prospectuses for the Portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the Portfolios listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

You can obtain prospectuses for the Portfolios by calling or writing to our Administrative Office.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by TPLIC, and TPLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue

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We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because you bear the investment risk, you should carefully consider decisions you make regarding your investment allocations. Note: Certain Portfolios have similar names. It is important that you state or write the full name of the Portfolio to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of a requested allocation amount being credited to the Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that any Subaccounts will always be available for Premium Payments, allocations, or transfers.

We also reserve the right to limit the number of Subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

TPLIC cannot and does not guarantee that any of the subaccounts will always be available for Premium Payments, allocations or transfers. TPLIC retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. TPLIC reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the judgment of TPLIC, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuities, or from affecting an exchange between series or classes of variable annuities on the basis of your requests.

New subaccounts may be established when, in the sole discretion of TPLIC, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by TPLIC. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. TPLIC may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, TPLIC will notify you and request reallocation of the amounts invested in the eliminated subaccount.

Similarly, TPLIC may, at its discretion, close a subaccount to new investments. Any subsequent Premium Payments (including dollar cost averaging transactions) or transfers (including asset rebalance program transactions) into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment choices, TPLIC will require new instructions. If TPLIC does not receive new instructions, the requested transaction will be canceled and any Premium Payment will be returned. Under asset rebalance programs the value remaining

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in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your Policy, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., Policy reached maximum annuity commencement date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased annuity units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued Policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other investment choices you have value allocated to and which are open to new investment.

In the event of any such substitution or change, TPLIC may, by appropriate endorsement, make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts.

To the extent permitted by applicable law, TPLIC also may (i) transfer the assets of the separate account associated with the policies to another account or accounts, (ii) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (iii) create new separate accounts, (iv) add new subaccounts to or remove existing subaccounts, or (v) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium Payments allocated and amounts transferred to the fixed account become part of TPLIC’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. TPLIC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

While we do not guarantee that the fixed account will always be available for new investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the Guaranteed Period Option you selected, the value in the Guaranteed Period Option will automatically be transferred into a new Guaranteed Period Option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a Guaranteed Period Option of the fixed account are subject to an Excess Interest Adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your Policy. The Excess Interest Adjustment will not decrease the interest credited to your Policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your Cash Value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the Policy is issued. If you select the fixed account, your money will be placed with TPLIC’s other general assets. The amount of money you are able to accumulate in the fixed account during the Accumulation Phase depends upon the total interest credited. The amount of annuity payments you receive during the Income Phase from the fixed portion of your Policy will remain level for the entire Income Phase.

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We reserve the right to refuse any Premium Payment or transfer to the fixed account.

Transfers Among the Subaccounts and the Fixed Account

Should your investment goals change, you may make transfers of money among the Subaccounts and the Fixed Account, subject to limitations described above which we reserve the right to impose, and the following conditions:

●	You may make requests for transfers in writing, by telephone or any other means acceptable to TPLIC. TPLIC will process requests it receives in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.
●	The minimum amount you may transfer from a Subaccount is $500 (unless the Policy Value in a Subaccount is less than $500).
●	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for Transfers in excess of 12 per Policy Year.
●	Transfers out of a Guaranteed Period Option of the fixed account are limited to the following:
●	Within 30 days before the end of the guaranteed period you must notify us that you wish to transfer the amount in that Guaranteed Period Option to another investment choice. No Excess Interest Adjustment will apply.
●	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest Premium Payment first.
●	Other than at the end of a guaranteed period, transfers of amounts from the Guaranteed Period Option (in excess of interest credited), are subject to an Excess Interest Adjustment. If the adjustment is negative, then the maximum amount you can transfer is 25% of the amount in that Guaranteed Period Option, less any previous transfers during the current Policy Year. (Note: This restriction may prolong the period of time it takes to transfer the full amount in a Guaranteed Period Option of The Fixed Account. You should carefully consider whether investment in The Fixed Account meets your needs and investment criteria.) If the adjustment is positive, then we do not limit the amount that you can transfer.

●	Transfers of the Guaranteed Period Option amounts equal to interest credited must be at least $50.

●	There are no transfers permitted out of the Dollar Cost Averaging Fixed Account Option except by terminating the dollar cost averaging program.

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially

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disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

●	impose redemption fees on transfers; or
●	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

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●	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that

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the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Investment Restrictions

If you elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying fund portfolios, known as designated investment options. In the future, we may change the investment restrictions.

One or more of the underlying fund portfolios that may be designated investment options under each optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.

For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios’ current prospectuses.

4.	PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

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Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5.	EXPENSES

There are charges and expenses associated with the Policy that reduce the return on your investment in the Policy.

Excess Interest Adjustment

Withdrawals from the fixed account may be subject to an Excess Interest Adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also be made to amounts applied to an Annuity Payment Option. See “Excess Interest Adjustment” in the Statement of Additional Information.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the Annuity Commencement Date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium Payments, asset rebalancing and dollar cost averaging transfers are not considered transfers for the purpose of assessing a transfer fee. All transfer requests made at the same time are treated as a single transfer.

Special Service Fees

We will deduct a charge for special services you request.

Annual Policy Service Charge

We reserve the right to assess an Annual Policy Service Charge of up to $30 (but no more than 2% of your Policy Value at the time of deduction) for policy administrative expenses. We will not assess this charge on your Policy if (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; or (2) your Policy Value equals or exceeds $50,000.

Mortality and Expense Risk Fee

TPLIC charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is dependent on the death benefit option you select on the application. For the Policy Value Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.40%. For the Return of Premium Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.45%. For the Annual Step-Up to age 81 Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.60%.

We guarantee that the annual charge described above will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to TPLIC’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then TPLIC will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

A Closer Look At The Mortality and Expense Risk Fee

TPLIC assumes mortality risk in two ways. First, where Policy Owners elect an Annuity Payment Option under which TPLIC guarantees a number of payments over a life or joint lives, TPLIC assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, TPLIC assumes mortality risk in guaranteeing a minimum Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk that TPLIC assumes is that the charges collected for administrative expenses, which are based on rates that are guaranteed not to increase above rates shown for the life of the Policy, may not cover the actual costs of issuing and administering the Policy.

Administrative Charge

TPLIC assesses each Policy an annual Administrative Charge to cover the cost of issuing and administering each Policy and of maintaining the Separate Account. The Administrative Charge is assessed daily at a rate equal to 0.15% annually of the net asset value of the Separate Account.

Premium Taxes

Some states assess premium taxes on the Premium Payments that you make. We currently do not deduct for these taxes at the time you make a Premium Payment. However, we will deduct the total amount of premium taxes, if any, from the Policy Value when:

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●	you begin receiving annuity payments;
●	you surrender the Policy; or
●	a death benefit is paid.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, then there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize and elect the rider.

Life with Emergency Cash® Surrender Charge

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your Policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the Annuity Commencement Date. The following schedule shows the current surrender charge:

Number of years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0-1	4%
1-2	3%
2-3	2%
3-4	1%
4 or more	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency Cash® annuity payment option.

Note carefully the following three things about this surrender charge:

●	this surrender charge is measured from the Annuity Commencement Date and not from the Premium Payment date;
●	this charge is a percentage of the Adjusted Policy Value applied to the Life with Emergency Cash® annuity payment option, and not a percentage of premium; and
●	under this payment option, there is no surrender charge free amount.

Portfolio Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by the Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for the underlying fund Portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

●	Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.
●

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor realized on the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying

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funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to TPLIC and/or TCI
Fund	Maximum Fee % of assets(1)
AB Variable Products Series Fund, Inc.	0.25%
Columbia Funds Variable Insurance Trust	0.40%
DFA Investment Dimensions Group Inc.	0.00%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.55%
Dreyfus Variable Investment Fund	0.55%
Federated Insurance Series	0.25%
Fidelity Variable Insurance Products Fund(3)	0.10%
Nationwide Variable Insurance Trust	0.25%
Transamerica Series Trust(2)	0.00%
Vanguard Variable Insurance Fund	0.00%
Wanger Advisors Trust	0.15%
Wells Fargo Advantage Variable Trust Funds	0.25%

(1)	Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
(2)	Transamerica Series Trust (“TST”): Because TST is managed by our affiliate Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund Portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2015 we received $13,441,806.82 in benefits from TAM pursuant to these arrangements. We anticipate receiving comparable amounts in the future.
(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Proceeds from certain of these payments by the Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Portfolios. We and our affiliates may profit from these payments.4

For further details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies” in this prospectus.

6.	ACCESS TO YOUR MONEY

The value of your Policy can be accessed during the Accumulation Phase:

●	by making a full or partial withdrawal; and
●	by taking systematic payouts.

On or before the Annuity Commencement Date, the Policy Value is equal to the owner’s:

●	Premium Payments; minus
●	partial withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals); plus
●	interest credited in the fixed account; plus or minus
●	accumulated gains or losses in the separate account; minus
●	Annual Policy Service Charges, rider fees, Premium Taxes, and transfer fees, if any.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Policy. All partial withdrawals must be for at least $500 ($50 if using Systematic Payout Option). Withdrawals may be restricted under tax sheltered annuity policies. If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or

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transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

On the business day that TPLIC receives your request for a full withdrawal, the amount payable is the Cash Value. You will receive:

●	the value of your Policy; plus or minus
●	any Excess Interest Adjustment; minus
●	any applicable Premium Taxes, Annual Policy Service Charges and any rider fees.

To make a withdrawal, send your written request on the appropriate TPLIC form to our Administrative Office. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Because you assume the investment risk for amounts allocated to the Portfolios under the Policy, and because of certain fees and charges, the total amount paid upon a full withdrawal of the Policy may be more or less than the total Premium Payments made (taking prior withdrawals into account).

Excess Interest Adjustment

Money that you withdraw from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment. At the time you request a withdrawal, if interest rates set by TPLIC have risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value on surrender or transfer.

Generally, all withdrawals from a Guaranteed Payment Option (including transfers) in excess of your cumulative interest earnings in that option are subject to an Excess Interest Adjustment. Beginning in the first Policy Year you can withdraw up to your cumulative earnings each Policy Year, in one or more withdrawals, without an Excess Interest Adjustment. This is referred to as the “free amount.”

There will be no Excess Interest Adjustment on any of the following:

●	lump sum withdrawals of the free amount available;
●	nursing care and terminal condition withdrawals
●	unemployment withdrawals;
●	withdrawals to satisfy the minimum distribution requirements for Qualified Policies; and
●	Systematic Payout Option payments, which do not exceed cumulative interest credited at the time of payment.

Please note that under these circumstances you will not receive a higher Cash Value if interest rates have fallen nor will you receive a lower Cash Value if interest rates have risen.

Payment of Full or Partial Withdrawal Proceeds

TPLIC will pay cash withdrawals within seven business days after receipt in good order (at our Administrative Office) of your written request for withdrawal except in one of the following situations, in which TPLIC may delay the payment beyond seven days:

●	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
●	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
●	the SEC permits a delay for your protection as a Policy Owner
●	the payment is derived from premiums paid by check, in which case TPLIC may delay payment until the check has cleared your bank

Transfers of amounts from the Subaccounts may also be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Federated Government Money Fund II portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Federated Government Money Fund II portfolio until the portfolio is liquidated.

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Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a Premium Payment and/or “freeze” a Policy Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

●	Any surrenders over $250,000 unless it is a custodial owned annuity;
●	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a Policy Owner’s account;
●	Any electronic fund transfer instruction changes on or within 15 days of an address change;
●	Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;
●	Any surrender when the Company does not have an originating or guaranteed signature on file unless it is a custodial owned annuity.
●	Any other transaction we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Taxation of Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide TPLIC with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires TPLIC to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. Eligible Rollover Distributions from tax sheltered annuity policies are subject to mandatory withholding.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

Upon the annuity commencement date, which is the date your policy is annuitized and annuity payments begin, your annuity switches from the accumulation phase to the income phase. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The earliest annuity commencement date is at least 30 days after you purchase your policy. Unless required by state law, the latest annuity commencement date cannot be after the date specified in your policy unless a later date is agreed to by us.

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse is eligible to and elects to continue the policy). If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.

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Your Policy may not be “partially” annuitized, i.e., you may not apply a portion of your Policy Value to an annuity option while keeping the remainder of your Policy in force.

After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

The Annuity Commencement Date for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The Policy provides four Annuity Payment Options that are described below. You may choose any combination of Annuity Payment Options. TPLIC will use your Adjusted Policy Value to provide these annuity payments. The Adjusted Policy Value is the Policy Value increased or decreased by any applicable Excess Interest Adjustment. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, TPLIC reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (TPLIC reserves the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments under Annuity Payment Options 2 and 4. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in your Policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease. These changes may only occur on an annual basis, however, if you receive stabilized payments under the Initial Payment Guarantee.

A charge for Premium Taxes and an Excess Interest Adjustment may be made when annuity payments begin.

The Annuity Payment Options are explained below. Options 1 and 3 are fixed only. Options 2 and 4 can be fixed or variable.

●	Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period you choose, which may be from 10 to 20 years. The specified period may not exceed your life expectancy. No funds will remain at the end of the period.

●	Payment Option 2—Life Income. You may choose between:
Fixed Payments
●	No Period Certain–We will make level payments only during the annuitant’s lifetime.
●	Period Certain—We will make level payments for the longer of the annuitant’s lifetime or 10 years.
●	Guaranteed Return of Policy Proceeds—We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this Annuity Payment Option.
Variable Payments
●	No Period Certain—Payments will be made only during the lifetime of the annuitant.
●	10 Years Certain—Payments will be made for the longer of the annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the lifetime of the annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule)

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You will be subject to whatever surrender charge schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the annuitant reaches the IRS age limitation. The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

●	Payment Option 3—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. The duration of the payments may not exceed the annuitant’s life expectancy. This will be a series of level payments followed by a smaller final payment.

●	Payment Option 4—Joint and Survivor Annuity. You may choose between:
Fixed Payments
●	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.
Variable Payments
●	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

Note: Other Annuity Payment Options may be arranged by agreement with TPLIC. Some Annuity Payment Options may not be available for all policies, all ages, or in all states; or we may limit certain options to ensure they comply with applicable tax law provisions.

If your Policy is a Qualified Policy, then payment options 1 and 3 may not satisfy minimum required distribution rules. Consult a tax advisor before electing either of these options.

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NOTE CAREFULLY:

IF:

●	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and
●	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

●	we may make only one (two, three, etc.) annuity payments.

IF:

●	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
●	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

●	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

However, IF:

●	you choose Life with Emergency Cash®; and
●	the annuitant dies before age 101;

THEN:

●	the Life with Emergency Cash® death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping TPLIC informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will generally be Option 2 Life with 10 Years Certain subject to certain exceptions for qualified policies, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate upon annuitization.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Policy’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, TPLIC determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Policy. This amount depends on the value of your Policy on the Annuity Commencement Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment.

Because payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A Few Things to Keep in Mind Regarding Annuity Payments

●	If an Annuity Payment Option is not selected, TPLIC will assume that you chose the Life Income (with 10 years certain). Any amounts in a Subaccount before the Income Phase begins will be applied under a variable Annuity Payment Option based on the performance of that Subaccount.

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●	Money that you apply to an annuity payment option from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (i.e., the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an excess interest adjustment.
●	TPLIC reserves the right to change the frequency if payments would be less than $50. If on the Annuity Commencement Date, the Adjusted Policy Value is less than $2,000, TPLIC reserves the right to pay it in one lump sum in lieu of applying it under an annuity payment option.
●	From time to time, TPLIC may require proof that the Annuitant, Joint Annuitant, or Policy Owner is living.
●	If someone has assigned ownership of a Policy to you, or if a non-natural person (e.g., a corporation) owns a Policy, you may not start the Income Phase of the Policy without TPLIC’s consent.
●	At the time TPLIC calculates your Annuity Payments, TPLIC may offer more favorable rates than those guaranteed in the Annuity Tables found in the Policy.
●	Once Annuity Payments begin, you cannot select a different Annuity Payment Option. Nor can you cancel an Annuity Payment Option after Annuity Payments have begun.
●	Once Annuity Payments begin, there is no longer a Policy Value. You cannot make any withdrawals unless you have selected the Life with Emergency Cash® annuity payment option.
●	If you have selected a variable Annuity Payment Option, then you may change the Subaccount funding the variable Annuity Payments by written request or by calling 800-525-6205. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.
●	You may select an Annuity Payment Option and allocate a portion of the value of your Policy to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.
●	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep TPLIC informed of the Payee’s most current address of record.

8.	DEATH BENEFIT

We will pay a death benefit to your Beneficiary, under certain circumstances, if the Annuitant dies during the Accumulation Phase. If there is a surviving owner(s) when the Annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive the death benefit via partial withdrawals, or lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability.

We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See 11. OTHER INFORMATION - Abandoned or Unclaimed Property.

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See Section 11. OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the Beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the Separate Account may be reallocated in accordance with the Beneficiary’s instructions.

If the Beneficiary has not provided due proof of death, the Company may permit a one-time allocation change to the money market fund if we have satisfactory evidence of the Annuitant’s death.

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When We Pay A Death Benefit

We will pay a death benefit to the beneficiary IF:

●	you (owner) are both the annuitant and sole owner of the Policy; and
●	you die before the Annuity Commencement Date.

We will pay a death benefit to you (owner) IF:

●	you (owner) are not the annuitant; and
●	the annuitant dies before the Annuity Commencement Date.

If the only person receiving the death benefit is the surviving spouse of the owner, then he or she, if eligible, may elect to continue the Policy as the new annuitant and owner, instead of receiving the death benefit.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

●	you (owner) are not the annuitant; and
●	you die before the Annuity Commencement Date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the Policy within five years of your death for the Adjusted Policy Value minus any applicable rider fees.

Distribution requirements apply to the Policy Value upon the death of any owner. These requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the Annuity Commencement Date depends on the annuity payment option selected.

IF:

●	you (owner) are not the annuitant; and
●	you die on or after the Annuity Commencement Date; and
●	the entire interest in the Policy has not been paid to you;

THEN:

●	the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

●	you (owner) are receiving annuity payments under the Life with Emergency Cash®; and
●	the annuitant dies before age 101;

THEN:

●	a Life with Emergency Cash® death benefit will be paid.

Succession of Ownership

If any owner (who is not the annuitant) dies during the Accumulation Phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

●	any surviving owner;
●	primary beneficiary;
●	contingent beneficiary; or
●	owner’s estate.

Spousal Continuation

If the sole primary beneficiary is the spouse, upon the owner’s or the annuitant’s death, the beneficiary may elect to continue the policy in his or her own name. Upon the annuitant’s death if such election is made, the policy value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the annuitant. Any excess of the death benefit amount over the policy value will be allocated to each applicable investment option in the ratio that the policy value in the investment option bears to the total policy value. The terms and conditions of the policy that applied prior to the annuitant’s death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the policy. See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.

For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

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For these purposes, if the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The “base policy” death benefit will be the greatest of:

●	Policy Value on the date we receive the required information in good order at our Administrative Office; or
●	Cash Value on the date we receive the required information in good order at our Administrative Office (this will be more than the Policy Value if there is a positive Excess Interest Adjustment); or
●	Guaranteed Minimum Death Benefit, if any (discussed below).

Please Note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit Options

On the Policy application, you generally may choose one of the Guaranteed Minimum Death Benefit options (listed below) for an additional fee. After the Policy is issued, you cannot make an election and the death benefit cannot be changed.

If the Guaranteed Minimum Death Benefit is not available because of the age of the Policy Owner or Annuitant, the death benefit will be the greater of the Policy Value or Cash Value as of the date of death.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:
●	the total Premium Payments;
●	less any adjusted partial withdrawals (discussed below) as of the date of death.

There is an extra charge for this death benefit of 0.05% annually for a total mortality and expense risk fee of 0.45%.

B.	Annual Step-Up To Age 81 Death Benefit

Under this option, on each policy anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:
●	the largest policy value on the policy date or on any policy anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus
●	any premium payments since that date; minus
●	any adjusted partial withdrawals since that date.

The Annual Step-Up Death Benefit is not available if you or the annuitant is 76 or older on the Policy Date. There is an extra charge for this death benefit of 0.20% annually, for a total mortality and expense risk fee of 0.60%.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your Guaranteed Minimum Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total Premium Payments. Please see Appendix E for a detailed explanation of this adjustment. If you have a Qualified Policy, minimum required distribution rules may require you to request a partial surrender.

9.	TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-

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skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or non-qualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments).

However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates: no amounts received from the policy are taxable at the lower rates applicable to capital gains.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

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Tax Status of a Nonqualified Policy

Diversification Requirements. In order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of, the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of a Nonqualified Policy

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

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In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

●	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
●	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

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If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before a policy withdrawal (or a transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the withdrawal base (with respect to the guaranteed lifetime withdrawal benefits) and the guaranteed future value (with respect to the guaranteed maximum accumulation benefit) could be taken into account to determine the policy value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a guaranteed lifetime withdrawal benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In the event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and (2) the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In view of this uncertainty, you should consult a tax adviser with any questions.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

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Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includable in your income and subject to a10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the policy, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. Please consult a tax adviser for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Until further guidance from the IRS, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawal, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

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Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2016, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemption and maximum rate is $5,450,000, indexed for inflation, and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other, similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a successor (contingent) owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

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Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59 1⁄2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this policy for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred.

Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or

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her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non- governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to a substantial risk of forfeiture.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Partial

Withdrawals – Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. The terms of the plan may limit the rights otherwise available to you under the policy.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1⁄2. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

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Optional Living Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participants to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies, taxable “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities and government 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) an non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provides general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

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We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the Accumulation Phase) to receive regular payments from your Policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where:

(1)	is up to 10% of your Premium Payments (reduced by prior withdrawals in that Policy Year); or
(2)	is any gains in the Policy.

For amounts greater than 10% of your Premium Payments you must receive prior company approval.

Any payment from a Guaranteed Period Option in excess of the cumulative interest credited at the time of the payment may be subject to an Excess Interest Adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually. Each payment must be at least $50. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Payout Option is in effect, then the Systematic Payout Option will terminate. Also keep in mind that partial withdrawals under the systematic payout option, like all partial withdrawals, may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your Policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the Initial Payment Guarantee, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.

The payment amount is adjusted once each year to reflect the investment performance of your selected investment choice(s) over the preceding year (but your payment will not be less than the guaranteed minimum).

Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee charge. This fee is reflected in the amount of the annuity payments that you receive if you select the payment guarantee. It is deducted in the same manner as the Separate Account charge and it is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. The Initial Payment Guarantee uses a 5.0% assumed investment rate (“AIR”) to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5.0%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the AIR, and decrease if actual performance is below the AIR (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain policies and may not be available for all policies, in all states or at all times.

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Nursing Care and Terminal Condition

No Excess Interest Adjustment will apply if you or your spouse has been:

●	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or
●	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit. There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may vary for certain policies and may not be available for all policies, in all states or at all times. See the Policy or endorsement for details and conditions.

Unemployment Waiver

No Excess Interest Adjustment will apply to withdrawals if you or your spouse is unemployed. In order to qualify, you (or your spouse, whichever is applicable):

●	must have been employed full time for at least two years prior to becoming unemployed; and
●	must have been employed full time on the Policy Date; and
●	must have been unemployed for at least 60 days in a row at the time of the withdrawal; and
●	must have a minimum Cash Value at the time of withdrawal of $5,000

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

There is no restriction on the maximum amount you may surrender under this benefit.

The Unemployment Waiver may vary for certain policies and may not be available for all policies, in all states or at all times. See the Policy for details.

Telephone and Electronic Transactions

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.

We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.

Telephone and other electronic transactions must be received while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your financial representative’s can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request if the volume of transactions is unusually high, we might not have anyone available, or lines available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all owners’ privileges. We may deny telephone and electronic transaction privileges to market timers or disruptive traders.

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Asset Rebalancing

During the Accumulation Phase, you may instruct us to make automatic transfers of amounts among the Subaccounts in order to maintain a desired allocation of Policy Value among those Subaccounts. We will “rebalance” monthly, quarterly, semi-annually, or annually, beginning on the date you select. You must select the percentage of the Policy Value you desire in each of the various Subaccounts offered (totaling 100%).

Rebalancing can be started, stopped, or changed at any time. Rebalancing will not be available when Dollar Cost Averaging is in effect or when any other transfer is requested. If a transfer is requested, then we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to restart Asset Rebalancing.

There is no charge for this benefit.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss. Dollar Cost Averaging programs that may be available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.

•	Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

If:

●	We do not receive all necessary information to begin or restart a Dollar Cost Averaging program.

Then:

●	Any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging Instructions are not received;
●	Any amount allocated to a variable source will be invested in that variable source and will remain in that variable investment option; and
●	New Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

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You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.

Architect Guaranteed Lifetime Withdrawal Benefit

The Architect Guaranteed Lifetime Withdrawal Benefit is no longer available for new sales, but if you have previously elected this rider, you can still upgrade. See Appendix F for additional information.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (“GMIB”) is no longer available for new sales, but Policy Owners who elected the GMIB before May 1, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 5% per year. See Appendix G for additional information.

Additional Death Benefit Riders

The Additional Death Benefit, Additional Death Benefit – Extra and Additional Death Distribution – II riders are no longer available for new sales. See Appendices for additional information on any these Riders.

11.	OTHER INFORMATION

Transamerica Premier Life Insurance Company

Transamerica Premier Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of

The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your Policy from our general account assets and/or from your Policy Value held in the Separate Account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

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Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Policy owners, are available on our website at (https://www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com) Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

Separate Account VA CC

The Separate Account was established by TPLIC on February 1, 1992, and operates under Iowa law.

The Separate Account is a unit investment trust registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

TPLIC owns the assets of the Separate Account, and the obligations under the Policy are obligations of TPLIC. These assets are held separately from the other assets of TPLIC and are not chargeable with liabilities incurred in any other business operation of TPLIC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). TPLIC will always keep assets in the Separate Account with a value at least equal to the total Policy Value under the Policies. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of TPLIC. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of TPLIC’s general account assets or any other separate account TPLIC maintains.

The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds. Additional Subaccounts may be established at TPLIC’s discretion. The Separate Account meets the definition of a “separate account” under Section 2(a)(37) of the 1940 Act.

Policy Owner

The Policy Owner is the person or persons designated as the Policy Owner in the application to participate in the Policy and who exercises all rights under the Policy. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. You can generally change the owner at any time by notifying us in writing at our Administrative Office.

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There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.

Annuitant

The person during whose life any annuity payments involving life contingencies will continue.

Payee

The Payee is the Policy Owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies.

Compensation to Investment Advisers and Broker-Dealers Selling the Policies. The Policies are offered to investors through investment advisers (“advisers”) that are registered as investment advisers under state and federal securities laws and may charge an investor an investment advisory fee to manage the investor’s assets. The Policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We do not pay commissions to the advisers or the selling firms.

A limited number of representatives of Protected Investors of America (“PIA”), a broker-dealer firm, “wholesale” the Policies, that is, provide sales support to the selling firms. To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules of the Financial Industry Regulatory Authority, we and/or PIA or another affiliates may provide promotional incentives in the form of cash or non-cash compensation or reimbursement to some, but not all, advisory and selling firms or organizations in connection with the sale of the Policies. We and/or our affiliates may share the costs of client appreciation events with advisory or selling firms, reimburse such firms for, among other things, the costs of exhibit booths and other items related to sponsoring marketing conferences and events, and/or provide other marketing support. To the extent permitted by FINRA Rules, we and/or our affiliates may provide certain advisors and selling representatives with occasional de minimus gifts, meals, tickets or other non-cash compensation in connection with the sale of the Policies. These special compensation arrangements are not offered to all advisory and selling firms and the terms of such arrangements may differ between firms.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Certain costs of PIA are underwritten by our affiliates. Wholesaling representatives and their managers at PIA who meet certain productivity standards that include sales of the Policies may receive additional cash bonuses and non-cash compensation from us or our affiliates. No specific charge is assessed directly to Policy Owners or the separate account to cover incentives or any additional payments described above. We intend to recoup our sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

Right to Cancel Period

You may return your Policy for a refund, but only if you return it within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. You bear the risk of any decline in Policy Value during the Right to Cancel Period. However, if state law requires, then we will refund your original Premium Payment(s). We will pay the refund within seven days after we receive, in good order and within the applicable period at our Administrative Office, written notice of cancellation and the returned Policy. The Policy will then be deemed void.

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Assignment

The Owner has the right to assign ownership to a person or party other than himself. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Termination for Low Value

If a partial surrender or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your Policy, we reserve the right to terminate your Policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity Policy will be terminated. Federal tax law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other Policies, including Policies with certain other optional benefits, we intend to exercise this termination provision.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Policy until they are received in Good order at our Administrative Office. “Good order” means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Policy Owners (exactly as registered on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt (by us) of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code, or transfer qualified annuities directly to another life insurance company as a “trustee-to-trustee transfer”. Before making the exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer an annuity contract for the Policy described in this prospectus, then you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract; and there may be a new surrender charge period under this

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annuity and other fees and charges may be higher (or lower) under this Policy, and the benefits under this Policy may be different. You should not exchange or transfer another annuity contract for this Policy unless you determine, after knowing all of the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this Policy. If you decide to purchase this Policy through a exchange or transfer, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you may have to pay tax on the surrender.

You may ask us to reinstate your Policy after such an exchange, transfer, full or partial surrender and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to applicable Subaccounts. The dollar amount will be used to purchase new Accumulation Units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be re-allocated to the remaining available investment options according to the investment allocation instructions you previously provided. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new Accumulation Units may be worth more or less than the units you previously owned. Generally, unless you return the original check, your annuity policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount of the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Certain Offers

From time to time, the Company has (and may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as policy value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Voting Rights

The underlying funds do not hold regular meetings of shareholders. The directors/trustees of the Funds may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, TPLIC will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. TPLIC will vote Fund shares as to which no timely instructions are received and those shares held by TPLIC as to which Policy Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Please note that it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited before such meeting in accordance with procedures established by the underlying fund.

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Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

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For a complete description regarding the Company’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com /individual/terms-of-use.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate or you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

TABLE OF CONTENTS FOR THE ADVISOR’S EDGE® VARIABLE ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms

The Policy—General Provisions

Performance Information

Performance Comparisons

Safekeeping of Account Assets

State Regulation of TPLIC

Records and Reports

Distribution of the Policies

Administrative Services Contract

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A – Additional Death Benefit – Additional

    Information

Appendix B – Additional Death Benefit – Extra –

    Additional Information

Appendix A – Additional Death Distribution – II –

    Additional Information

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APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: the Company reserves the right to change investment choices made by purchasers of the Architect Guaranteed Lifetime Withdrawal Benefit as we deem necessary to support the guarantees under these riders.

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Columbia Funds Variable Insurance Trust – Class 1 Shares
Columbia Variable Portfolio - Small Company Growth Fund(2)(3)	Columbia Variable Portfolio - Small Company Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.

DFA Investment Dimensions Group Inc.
VA Global Bond Portfolio(2)(3)	VA Global Bond Portfolio	Dimensional Fund Advisors LP
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
VA International Small Portfolio(2)(3)	VA International Small Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long term capital appreciation.
VA International Value Portfolio(2)(3)	VA International Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA Short-Term Fixed Portfolio(2)(3)	VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve a stable real return in excess of the rate of inflation with a minimum risk.
VA U.S. Large Value Portfolio(2)(3)	VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA U.S. Targeted Value Portfolio(2)(3)	VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.

Federated Insurance Series
Federated Fund for U.S. Government Securities II(1)(2)	Federated Fund for U.S. Government Securities II	Federated Investment Management Company
Investment Objective: Provide current income.
Federated Government Money Fund II(2)(3)(4)	Federated Government Money Fund II(4)	Federated Investment Management Company
Investment Objective: Provide current income consistent with stability of principal and liquidity.
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares	Federated Investment Management Company
Investment Objective: High current income.
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares	Federated Global Investment Management Corp.
Investment Objective: Capital appreciation.
Federated Managed Volatility Fund II(2)(3)	Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Achieve high current income and moderate capital appreciation.

Fidelity® Variable Insurance Products Fund – Initial Class
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long term capital appreciation.
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity Management & Research Company
Investment Objective: Long term growth of capital.
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity Management & Research Company
Investment Objective: Capital appreciation.

Transamerica Series Trust - Initial Class
TA Asset Allocation - Conservative(2)	Transamerica Asset Allocation - Conservative VP	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth(2)	Transamerica Asset Allocation - Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Long-term capital appreciation

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SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Transamerica Series Trust - Initial Class (Continued...)
TA Asset Allocation - Moderate(2)	Transamerica Asset Allocation - Moderate VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth(2)	Transamerica Asset Allocation - Moderate Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Barrow Hanley Dividend Focused (2)	Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
TA Clarion Global Real Estate Securities(2)(5)	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
TA Janus Mid-Cap Growth(2)(3)	Transamerica Janus Mid-Cap Growth VP(5)	Janus Capital Management LLC(5)
Investment Objective: Capital appreciation.
Investment Objective: Long-term total return from investment primarily in equity securities of real estate companies.
TA JPMorgan Enhanced Index(2)(3)	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA MFS International Equity(2)	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Balance capital appreciation and income.
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA Multi-Managed Balanced(2)(3)	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.
TA PIMCO Total Return(2)	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Systematic Small/Mid Cap Value(2)(3)	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA TS&W International Equity(2)(3)	Transamerica TS&W International Equity VP	Thompson, Siegel & Walmsley LLC
Investment Objective: Seeks maximum long-term total return.
TA WMC US Growth(2)(3)	Transamerica WMC US Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

Vanguard® Variable Insurance Fund
Equity Index Portfolio(2)	Equity Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
International Portfolio	International Portfolio	Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.
Investment Objective: Provide long-term capital appreciation.
Mid-Cap Index Portfolio(2)	Mid-Cap Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
REIT Index Portfolio(2)	REIT Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

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SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Vanguard® Variable Insurance Fund (Continued...)
Short-Term Investment-Grade Portfolio(2)	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Provide current income while maintaining limited price volatility.
Total Bond Market Index Portfolio(2)	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Track the performance of a broad, market-weighted bond index.

Wanger Advisors Trust
Wanger International(2)(3)	Wanger International	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Wanger USA(2)(3)	Wanger USA	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.

(1)	Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons, and risk tolerance.
(2)	Owners of Policy Number AV515 101 130 600 may only invest in these funds.
(3)	Owners of Policy Number NA103 may only invest in these funds.
(4)	There can be no assurance that the Federated Government Money Fund II portfolio (Formerly known as Federated Prime Money Fund II) will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Policy charges, the yield on the Federated Government Money Fund II subaccount may become extremely low and possibly negative.
(5)	On or about May 1, 2016 Transamerica Morgan Stanley Mid-Cap Growth VP will be renamed Transamerica Janus Mid-Cap Growth VP and will be subadvised by Janus Capital Management LLC.

Additional Information:

The following subaccounts were closed to new investments on May 1, 2006:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

AB Variable Products Series Fund, Inc. – Class B
AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AB Growth Portfolio	AB Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AB Large Cap Growth Portfolio	AB Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

Columbia Funds Variable Series Trust II – Class 2 Shares
Columbia Variable Portfolio - Mid Cap Growth Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with growth of capital.
Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with long-term capital appreciation.

Dreyfus Variable Investment Fund - Service Class
Dreyfus VIF - Appreciation Portfolio	Dreyfus VIF - Appreciation Portfolio	The Dreyfus Corporation
Investment Objective: Long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class		The Dreyfus Corporation
Investment Objective: Provide capital growth, with current income as a secondary goal.

Transamerica Series Trust - Initial Class
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.

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Effective December 12, 2011, the following subaccounts are closed to new investments:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Nationwide Variable Insurance Trust – Class II
NVIT Developing Markets Fund	NVIT Developing Markets Fund	Nationwide Fund Advisors

Investment Objective: Long-term capital appreciation.

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APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.336896 $1.282554 $1.153884 $1.067670 $1.056959 $0.956826 $0.824965 $1.000000	$1.309666 $1.336896 $1.282554 $1.153884 $1.067670 $1.056959 $0.956826 $0.824965	274,981.290 259,232.206 497,955.165 627,703.107 102,713.406 71,892.693 42,838.621 0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.355948 $1.308832 $1.105100 $0.994000 $1.008092 $0.895838 $0.728318 $1.000000	$1.305774 $1.355948 $1.308832 $1.105100 $0.994000 $1.008092 $0.895838 $0.728318	319,574.695 2,277,958.566 772,665.077 379,346.415 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative – Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.657488 $1.630910 $1.499440 $1.403049 $1.374260 $1.268516 $1.018565 $1.299417 $1.228196 $1.260418 $1.078659 $1.000	$1.616174 $1.657488 $1.630910 $1.499440 $1.403049 $1.374260 $1.268516 $1.018565 $1.299417 $1.228196 $1.260418 $1.078659	263,680.424 379,895.786 462,499.871 512,850.487 432,326.364 360,937.378 387,580.032 964,929.958 767,543.052 212,157.370 129,069.005 4,104.603
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.850848 $1.811576 $1.436428 $1.282778 $1.363690 $1.192845 $0.923906 $1.538963 $1.436100 $1.248926 $1.118828 $1.000	$1.805188 $1.850848 $1.811576 $1.436428 $1.282778 $1.363690 $1.192845 $0.923906 $1.538963 $1.436100 $1.248926 $1.118828	308,422.905 4,719,357.122 3,415,399.294 430,733.438 581,760.115 1,189,520.019 1,080,335.720 1,166,726.389 771,284.336 700,412.105 119,059.197 114,238.364
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.772630 $1.734390 $1.536502 $1.411786 $1.411270 $1.285632 $1.022695 $1.388981 $1.293739 $1.166896 $1.092010 $1.000	$1.723674 $1.772630 $1.734390 $1.536502 $1.411786 $1.411270 $1.285632 $1.022695 $1.388981 $1.293739 $1.166896 $1.092010	376,908.698 779,172.525 682,971.809 1,934,548.084 1,091,040.273 1,290,599.242 586,809.512 393,145.172 313,286.324 133,521.853 66,486.533 0.000

56

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.832396 $1.796275 $1.512914 $1.374915 $1.410857 $1.258454 $0.987354 $1.476567 $1.377156 $1.216429 $1.112818 $1.000	$1.781677 $1.832396 $1.796275 $1.512914 $1.374915 $1.410857 $1.258454 $0.987354 $1.476567 $1.377156 $1.216429 $1.112818	306,622.163 943,627.779 973,699.547 734,434.767 771,500.925 839,680.418 847,103.246 1,072,576.476 464,639.928 903,987.927 581,103.580 0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2015 2014 2013 2012 2011 2010 2009	$1.807942 $1.620652 $1.251171 $1.126081 $1.102115 $1.003382 $0.984675	$1.733420 $1.807942 $1.620652 $1.251171 $1.126081 $1.102115 $1.003382	563,087.830 635,746.440 579,190.107 575,401.757 359,948.519 232,553.595 237,340.135
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.406530 $2.130748 $2.062127 $1.655473 $1.765861 $1.535077 $1.156909 $2.018884 $2.175950 $1.537803 $1.362646 $1.000	$2.378959 $2.406530 $2.130748 $2.062127 $1.655473 $1.765861 $1.535077 $1.156909 $2.018884 $2.175950 $1.537803 $1.362646	427,874.458 360,075.639 405,412.852 378,122.148 419,114.706 394,779.736 445,380.460 628,155.628 513,184.297 252,119.533 154,572.954 161,625.168
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.148826 $1.892228 $1.435770 $1.240819 $1.238482 $1.081213 $0.838923 $1.346440 $1.295117 $1.129319 $1.097549 $1.000	$2.135494 $2.148826 $1.892228 $1.435770 $1.240819 $1.238482 $1.081213 $0.838923 $1.346440 $1.295117 $1.129319 $1.097549	202,268.381 261,726.506 183,563.827 171,691.737 311,107.676 385,231.526 401,044.126 256,453.245 331,287.149 93,601.166 69,603.889 40,111.820
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.244120 $2.128665 $1.443767 $1.256400 $1.341185 $1.058220 $0.831861 $1.314449 $1.308160 $1.109463 $1.071846 $1.000	$2.494926 $2.244120 $2.128665 $1.443767 $1.256400 $1.341185 $1.058220 $0.831861 $1.314449 $1.308160 $1.109463 $1.071846	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

57

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.881012 $1.994555 $1.698287 $1.397933 $1.562771 $1.422107 $1.077700 $1.674640 $1.542705 $1.260418 $1.122870 $1.000	$1.872158 $1.881012 $1.994555 $1.698287 $1.397933 $1.562771 $1.422107 $1.077700 $1.674640 $1.542705 $1.260418 $1.122870	115,393.584 167,926.636 200,881.847 227,121.399 473,110.240 389,811.459 411,216.796 441,777.737 379,399.884 258,477.899 129,069.005 36,078.514
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.612614 $1.549087 $1.598305 $1.494323 $1.413893 $1.326254 $1.149262 $1.188790 $1.097177 $1.058625 $1.040208 $1.000	$1.614869 $1.612614 $1.549087 $1.598305 $1.494323 $1.413893 $1.326254 $1.149262 $1.188790 $1.097177 $1.058625 $1.040208	4,840,177.080 5,963,999.613 7,862,674.407 9,943,019.319 11,782,800.113 10,196,923.483 9,124,055.609 6,203,011.050 5,077,216.956 3,164,946.110 1,721,066.694 561,646.080
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.149462 $2.028426 $1.415681 $1.230432 $1.216589 $0.910011 $0.659690 $1.040547 $0.954575 $1.000	$2.189730 $2.149462 $2.028426 $1.415681 $1.230432 $1.216589 $0.910011 $0.659690 $1.040547 $0.954575	1,326,063.728 1,595,835.656 2,141,568.001 2,301,891.751 1,592,777.094 1,442,249.097 838,118.409 715,910.224 262,101.974 44,719.318
TA Systematic Small Mid-Cap Value – Initial Class Subaccount Inception Date October 13, 1997	2014 2014 2013 2012 2011 2010 2009 2008	$1.735067 $1.657974 $1.222947 $1.056566 $1.091360 $0.841446 $0.590776 $1.000000	$1.682224 $1.735067 $1.657974 $1.222947 $1.056566 $1.091360 $0.841446 $0.590776	277,400.589 327,622.757 485,197.677 549,551.063 491,955.689 526,335.373 668,041.369 140,012.394
TA WMC US Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.055358 $1.860135 $1.411978 $1.254574 $1.310367 $1.118382 $0.870411 $1.620935 $1.401632 $1.296355 $1.118505 $1.000	$2.184083 $2.055358 $1.860135 $1.411978 $1.254574 $1.310367 $1.118382 $0.870411 $1.620935 $1.401632 $1.296355 $1.118505	331,233.573 356,236.138 520,311.613 694,903.240 910,948.026 862,865.459 1,109,145.835 1,512,671.608 1,201,079.421 1,342,656.752 729,190.869 210,858.102

58

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.739944 $1.845184 $1.492111 $1.285091 $1.507650 $1.397456 $1.116224 $1.834932 $1.596045 $1.299360 $1.148143 $1.000	$1.753218 $1.739944 $1.845184 $1.492111 $1.285091 $1.507650 $1.397456 $1.116224 $1.834932 $1.596045 $1.299360 $1.148143	107,460.057 177,156.449 156,720.166 174,045.885 559,788.945 496,739.088 522,136.676 727,021.303 702,492.581 448,649.730 127,803.009 8,830.040
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.416604 $2.429528 $1.755691 $1.618424 $1.744344 $1.309877 $0.820308 $1.535703 $1.260225 $1.152927 $1.077895 $1.000	$2.282451 $2.416604 $2.429528 $1.755691 $1.618424 $1.744344 $1.309877 $0.820308 $1.535703 $1.260225 $1.152927 $1.077895	97,905.261 102,542.378 159,972.350 160,815.402 166,339.241 50,435.019 56,992.963 88,620.353 149,848.957 18,455.707 25,335.923 2,180.440
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2015 2014 2013 2012 2011 2010	$1.704384 $1.546583 $1.316836 $1.176266 $1.136839 $1.000000	$1.698702 $1.704384 $1.546583 $1.316836 $1.176266 $1.136839	123,872.204 90,483.921 68,101.294 103,580.040 95,900.235 98,391.109
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.502604 $1.441581 $1.179169 $1.047049 $1.374575 $1.165560 $0.765291 $1.464765 $1.228466 $1.139690 $1.105608 $1.000	$1.533951 $1.502604 $1.441581 $1.179169 $1.047049 $1.374575 $1.165560 $0.765291 $1.464765 $1.228466 $1.139690 $1.105608	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.933281 $1.720837 $1.293913 $1.145509 $1.140747 $0.999187 $0.756153 $1.324518 $1.182149 $1.203577 $1.084054 $1.000	$2.092264 $1.933281 $1.720837 $1.293913 $1.145509 $1.140747 $0.999187 $0.756153 $1.324518 $1.182149 $1.203577 $1.084054	0.000 0.000 0.000 0.000 0.000 0.000 0.000 2,639.758 2,644.553 2,648.935 2,517.732 0.000

59

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.126887 $1.878601 $1.378803 $1.188007 $1.241110 $1.136230 $0.833296 $1.392334 $1.232274 $1.247020 $1.091803 $1.000	$2.344856 $2.126887 $1.878601 $1.378803 $1.188007 $1.241110 $1.136230 $0.833296 $1.392334 $1.232274 $1.247020 $1.091803	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 65,072.971
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.804840 $1.903029 $1.362210 $1.222946 $1.301870 $1.019669 $0.815936 $1.386478 $1.228771 $1.099205 $1.076070 $1.000000	$1.863625 $1.804840 $1.903029 $1.362210 $1.222946 $1.301870 $1.019669 $0.815936 $1.386478 $1.228771 $1.099205 $1.076070	210,312.402 183,138.306 212,301.565 318,034.678 1,283,502.108 1,333,968.627 1,507,463.629 1,502,775.924 1,182,081.281 681,678.979 193,994.486 7,878.795
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18,1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.403019 $1.371194 $1.383599 $1.326816 $1.276512 $1.216257 $1.166786 $1.123164 $1.071359 $1.038489 $1.026981 $1.000	$1.416959 $1.403019 $1.371194 $1.383599 $1.326816 $1.276512 $1.216257 $1.166786 $1.123164 $1.071359 $1.038489 $1.026981	23,268,872.349 24,722,595.673 25,307,714.796 28,154,461.136 30,544,841.298 27,489,081.042 24,320,066.182 23,645,911.860 24,702,782.312 17,043,022.035 10,115,002.707 1,609,345.206
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.207002 $2.355228 $1.863682 $1.569306 $1.852496 $1.492516 $1.072963 $1.888752 $1.781597 $1.435123 $1.184747 $1.000	$2.322537 $2.207002 $2.355228 $1.863682 $1.569306 $1.852496 $1.492516 $1.072963 $1.888752 $1.781597 $1.435123 $1.184747	7,794,347.273 9,577,010.478 10,328,924.938 11,283,851.852 10,667,282.971 11,587,229.647 11,175,721.849 12,705,195.375 9,642,915.761 7,277,921.656 3,701,880.900 1,079,399.615
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.792659 $1.941515 $1.604747 $1.379326 $1.669979 $1.519222 $1.107430 $2.054780 $1.865555 $1.394929 $1.204565 $1.000	$1.658747 $1.792659 $1.941515 $1.604747 $1.379326 $1.669979 $1.519222 $1.107430 $2.054780 $1.865555 $1.394929 $1.204565	11,833,955.063 12,960,293.062 14,088,413.172 14,138,351.944 14,600,391.517 14,098,149.768 13,511,942.647 16,171,057.692 13,536,723.446 10,118,581.452 4,527,535.821 1,098,010.563

60

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18,1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.349701 $2.165880 $1.546517 $1.275236 $1.327747 $1.106748 $0.856492 $1.432980 $1.484593 $1.245911 $1.142164 $1.000	$2.257237 $2.349701 $2.165880 $1.546517 $1.275236 $1.327747 $1.106748 $0.856492 $1.432980 $1.484593 $1.245911 $1.142164	17,969,821.991 22,141,704.086 23,887,005.401 25,850,419.855 27,984,357.957 27,175,356.849 27,252,507.929 28,954,217.965 23,325,121.638 17,079,139.960 7,959,434.213 1,623,268.250
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.159058 $1.163642 $1.167158 $1.163881 $1.165303 $1.158826 $1.143824 $1.106381 $1.059756 $1.018433 $1.002169 $1.000	$1.156282 $1.159058 $1.163642 $1.167158 $1.163881 $1.165303 $1.158826 $1.143824 $1.106381 $1.059756 $1.018433 $1.002169	23,038,567.759 27,397,629.591 28,618,496.702 26,323,982.936 27,619,083.661 25,600,205.839 23,197,727.674 22,153,547.907 18,693,052.664 11,502,798.007 4,844,887.820 1,690,345.121
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.185398 $2.118877 $1.473142 $1.233228 $1.299073 $1.012026 $0.803667 $1.281459 $1.497585 $1.244835 $1.181284 $1.000	$2.059782 $2.185398 $2.118877 $1.473142 $1.233228 $1.299073 $1.012026 $0.803667 $1.281459 $1.497585 $1.244835 $1.181284	12,651,798.726 13,395,976.329 15,348,377.894 16,843,815.092 19,453,445.151 20,626,428.728 20,645,977.616 22,104,503.761 17,571,178.740 11,778,721.252 6,557,739.077 1,481,443.695
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.056784 $1.828036 $1.371760 $1.234878 $1.233616 $1.082890 $0.815983 $1.254242 $1.173250 $1.082694 $1.053324 $1.000	$1.975669 $2.056784 $1.828036 $1.371760 $1.234878 $1.233616 $1.082890 $0.815983 $1.254242 $1.173250 $1.082694 $1.053324	49,921.263 49,928.774 59,654.632 71,378.576 71,390.189 71,402.404 71,417.199 137,890.954 137,910.231 137,922.169 137,941.974 0.000
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.934822 $1.804253 $1.501478 $1.370804 $1.267551 $1.107853 $0.911363 $1.303950 $1.227080 $1.061729 $1.025329 $1.000	$1.872026 $1.934822 $1.804253 $1.501478 $1.370804 $1.267551 $1.107853 $0.911363 $1.303950 $1.227080 $1.061729 $1.025329	12,987.684 13,776.336 14,580.543 15,468.497 18,596.459 19,803.400 21,163.256 22,741.734 24,194.822 35,276.271 8,736.937 2,157.417

61

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2015 2014 2013 2012 2011 2010	$1.277828 $1.297409 $1.120234 $1.022406 $1.085469 $1.000000	$1.190912 $1.277828 $1.297409 $1.120234 $1.022406 $1.085469	200,810.682 196,892.194 192,380.325 104,705.166 158,071.774 192,782.509
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.292403 $2.218264 $1.832118 $1.622410 $1.556992 $1.396754 $1.094841 $1.382658 $1.336351 $1.161939 $1.099232 $1.000	$2.107569 $2.292403 $2.218264 $1.832118 $1.622410 $1.556992 $1.396754 $1.094841 $1.382658 $1.336351 $1.161939 $1.099232	85,747.137 145,421.983 164,314.725 161,014.513 155,531.960 192,829.211 179,202.898 136,085.458 113,609.061 243,287.978 23,809.132 15,878.293
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.421945 $1.366603 $1.402897 $1.369895 $1.302183 $1.245018 $1.189884 $1.147364 $1.085483 $1.048066 $1.032882 $1.000	$1.421486 $1.421945 $1.366603 $1.402897 $1.369895 $1.302183 $1.245018 $1.189884 $1.147364 $1.085483 $1.048066 $1.032882	1,359,462.041 1,242,596.936 1,299,994.340 1,806,935.644 1,948,516.317 2,229,996.944 1,960,127.325 1,747,893.866 869,805.893 729,479.406 505,328.404 9,986.555
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.067323 $2.024205 $1.902388 $1.667781 $1.594544 $1.397475 $0.919313 $1.249061 $1.214340 $1.101934 $1.079295 $1.000	$2.003126 $2.067323 $2.024205 $1.902388 $1.667781 $1.594544 $1.397475 $0.919313 $1.249061 $1.214340 $1.101934 $1.079295	1,040,283.471 1,270,951.255 1,551,619.213 1,577,501.399 1,679,384.387 3,043,489.585 3,563.686.031 1,955,068.061 1,705,968.465 1,201,066.626 1,108,773.511 236,889.337
Federated Government Money Fund II(2) Subaccount Inception Date December 7, 1994	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.099560 $1.105704 $1.111853 $1.118037 $1.124204 $1.130399 $1.131506 $1.109538 $1.065016 $1.024237 $1.002774 $1.000	$1.093594 $1.099560 $1.105704 $1.111853 $1.118037 $1.124204 $1.130399 $1.131506 $1.109538 $1.065016 $1.024237 $1.002774	18,019,263.833 5,447,389.956 5,066,738.221 4,770,515.719 5,186,339.068 4,355,472.621 6,943,895.456 12,086,785.967 6,289,166.390 3,442,728.615 1,587,529.153 597,816.500
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.779080 $1.598014 $1.223888 $1.057117 $1.090458 $0.935408 $0.693067 $1.212285 $1.036620 $1.000	$1.781214 $1.779080 $1.598014 $1.223888 $1.057117 $1.090458 $0.935408 $0.693067 $1.212285 $1.036620	1,730,925.711 2,041,383.610 2,188,591.349 2,794,766.651 3,359,787.345 2,949,378.269 3,626,583.264 3,751,071.513 4,029,763.806 341,351.166

62

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.899938 $2.743427 $2.024892 $1.773109 $1.994516 $1.556636 $1.117303 $1.855218 $1.613357 $1.439409 $1.223374 $1.000	$2.844003 $2.899938 $2.743427 $2.024892 $1.773109 $1.994516 $1.556636 $1.117303 $1.855218 $1.613357 $1.439409 $1.223374	138,338.277 215,818.308 211,154.096 214,277.025 282,210.672 307,699.431 334,787.177 414,069.997 366,047.285 187,297.812 65,050.705 46,012.045
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.122340 $1.998232 $1.539713 $1.216379 $1.341168 $1.064914 $0.679483 $1.398968 $1.330520 $1.149967 $1.126292 $1.000	$2.047675 $2.122340 $1.998232 $1.539713 $1.216379 $1.341168 $1.064914 $0.679483 $1.398968 $1.330520 $1.149967 $1.126292	121,358.008 118,922.924 142,416.441 137,000.901 126,916.519 154,027.967 176,681.259 291,356.188 383,091.488 41,272.189 1,921.173 0.000
NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.921641 $2.052199 $2.062810 $1.776125 $2.301543 $1.992584 $1.235024 $2.946926 $2.064819 $1.542746 $1.179473 $1.000	$1.599260 $1.921641 $2.052199 $2.062810 $1.776125 $2.301543 $1.992584 $1.235024 $2.946926 $2.064819 $1.542746 $1.179473	733,021.139 1,012,225.534 1,449,955.926 1,632,675.449 3,170,993.761 2,945,391.774 2,760,927.408 2,383,823.428 1,550,113.773 1,331,971.165 490,060.775 277,782.740
Columbia Variable Portfolio – Mid Cap Growth Fund- Class 2 Shares Subaccount Inception Date April 26, 2013	2015 2014 2013	$1.282785 $1.203852 $1.000000	$1.344212 $1.282785 $1.203852	29,711.052 4,924.943 4,965.547
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.585335 $2.077689 $1.664895 $1.564145 $1.674175 $1.462798 $0.907188 $1.530125 $1.334567 $1.029715 $1.062001 $1.000	$2.823564 $2.585335 $2.077689 $1.664895 $1.564145 $1.674175 $1.462798 $0.907188 $1.530125 $1.334567 $1.140132 $1.062001	2,693.535 2,695.509 2,697.765 2,700.545 9,556.207 853.896 855.028 20,162.572 20,163.653 22,421.699 18,917.450 4,854.719
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.146446 $1.901441 $1.446429 $1.255352 $1.238292 $1.083510 $0.861621 $1.373795 $1.310847 $1.139110 $1.092958 $1.000	$2.161743 $2.146446 $1.901441 $1.446429 $1.255352 $1.238292 $1.083510 $0.861621 $1.373795 $1.310847 $1.139110 $1.092958	12,459,736.335 14,104,314.687 16,506,091.240 18,432,417.670 19,430,199.644 20,134,746.258 19,554,877.060 19.690,942.684 14,535,424.379 7,478,645.559 3,858,975.816 1,052,682.307

63

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.744527 $2.429391 $1.810399 $1.571806 $1.613291 $1.293906 $0.926841 $1.601737 $1.517423 $1.341289 $1.183281 $1.000	$2.690353 $2.744527 $2.429391 $1.810399 $1.571806 $1.613291 $1.293906 $0.926841 $1.601737 $1.517423 $1.341289 $1.183281	2,539,103.220 2,882,410.540 2,749,353.086 2,901,022.481 2,899,306.904 3,325,869.438 2,615,960.809 3,162,118.705 2,836,507.862 1,429,823.986 1,013,469.352 380,084.611
Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.817088 $2.177089 $2.139181 $1.831272 $1.698041 $1.331277 $1.036509 $1.660857 $2.002473 $1.492233 $1.341632 $1.000	$2.863982 $2.817088 $2.177089 $2.139181 $1.831272 $1.698041 $1.331277 $1.036509 $1.660857 $2.002473 $1.492233 $1.341632	3,490,720.018 3,930,249.776 4,123,497.625 4,157,860.648 4,580,975.253 4,695,348.664 4,289,469.942 4,248,364.410 2,999,281.905 1,654,504.201 1,010,789.382 578,009.324
Vanguard – International Subaccount Inception Date May 1, 2007	2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.139447 $1.219565 $0.994896 $0.832703 $0.968367 $0.841396 $0.592522 $1.081634 $1.000000	$1.124515 $1.139447 $1.219565 $0.994896 $0.832703 $0.968367 $0.841396 $0.592522 $1.081634	6,556,349.227 5,271,874.031 4,802,652.835 4,552,739.734 4,017,440.775 3,562,794.006 3,757,805.694 2,895,275.388 842,884.524
Vanguard – Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.381553 $1.365184 $1.358063 $1.307796 $1.288989 $1.231782 $1.087801 $1.132937 $1.074433 $1.029715 $1.012584 $1.000	$1.389445 $1.381553 $1.365184 $1.358063 $1.307796 $1.288989 $1.231782 $1.087801 $1.132937 $1.074433 $1.029715 $1.012584	15,091,356.273 19,391,635.075 19,072,304.801 16,155,983.892 16,154,165.365 13,162,048.670 10,722,636.018 8,640,633.739 8,905,675.191 5,888,569.171 2,464,231.921 363,467.388
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.545889 $1.467914 $1.510573 $1.460162 $1.363810 $1.287613 $1.222091 $1.167765 $1.097566 $1.058026 $1.038902 $1.000	$1.542572 $1.545889 $1.467914 $1.510573 $1.460162 $1.363810 $1.287613 $1.222091 $1.167765 $1.097566 $1.058026 $1.038902	18,409,464.165 12,173,341.036 12,613,454.766 11,809,156.552 12,366,717.589 12,631,158.324 12,084,595.081 11,063,437.012 10,869,457.595 5,572,693.009 1,813,910.816 969,309.680

64

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Wanger International Subaccount Inception Date September 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.764590 $2.907858 $2.389405 $1.976427 $2.327607 $1.873547 $1.257719 $2.324809 $2.009822 $1.473344 $1.219009 $1.000	$2.752116 $2.764590 $2.907858 $2.389405 $1.976427 $2.327607 $1.873547 $1.257719 $2.324809 $2.009822 $1.473344 $1.219009	521,193.536 510,223.094 521,190.292 620,223.101 630,732.142 342,666.288 337,204.419 510,860.794 597,433.784 797,593.401 631,226.179 17,144.274
Wanger USA Subaccount Inception Date September 20, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.385202 $2.288806 $1.720615 $1.441581 $1.501956 $1.224314 $0.865542 $1.442963 $1.376751 $1.283262 $1.159786 $1.000	$2.357700 $2.385202 $2.288806 $1.720615 $1.441581 $1.501956 $1.224314 $0.865542 $1.442963 $1.376751 $1.283262 $1.159786	681,469.622 806,150.664 890,067.649 950,497.855 1,125,215.805 1,182,530.197 1,379,339.449 1,704,331.067 1,635,285.301 1,315,856.373 822,085.042 328,296.201

65

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.332422 $1.278901 $1.151172 $1.065703 $1.055539 $0.956015 $0.824685 $1.000000	$1.304638 $1.332422 $1.278901 $1.151172 $1.065703 $1.055539 $0.956015 $0.824685	199,894.643 290,144.733 677,186.992 2,128,983.991 0.000 1,064,533.808 0.000 0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.351432 $1.305126 $1.102518 $0.992184 $1.006742 $0.895087 $0.728073 $1.000000	$1.300784 $1.351432 $1.305126 $1.102518 $0.992184 $1.006742 $0.895087 $0.728073	216,229.818 2,894,905.837 2,934,036.349 1,351,292.349 0.000 1,136,651.688 10,731.111 645,641.107
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.837258 $1.808699 $1.663728 $1.557556 $1.526349 $1.409610 $1.132412 $1.445371 $1.366831 $1.263237 $1.201594 $1.101791 $0.902	$1.790555 $1.837258 $1.808699 $1.663728 $1.557556 $1.526349 $1.409610 $1.132412 $1.445371 $1.366831 $1.263237 $1.201594 $1.101791	167,448.927 416,992.486 432,987.498 633,018.286 685,692.090 756,519.276 854,441.327 914,905.571 405,961.734 652,110.708 313,270.422 237,702.677 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.966819 $1.926054 $1.527955 $1.365188 $1.452021 $1.270750 $0.984741 $1.641113 $1.532194 $1.333147 $1.194875 $1.052733 $0.810	$1.917353 $1.966819 $1.926054 $1.527955 $1.365188 $1.452021 $1.270750 $0.984741 $1.641113 $1.532194 $1.333147 $1.194875 $1.052733	206,683.347 1,956,372.584 1,835,274.673 376,805.579 288,424.845 542,446.524 558,115.574 473,921.366 894,494.656 931,646.130 576,930.522 489,072.766 411,028.790
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.938251 $1.897387 $1.681736 $1.546003 $1.546209 $1.409260 $1.121593 $1.524062 $1.420274 $1.281661 $1.200004 $1.083738 $0.873	$1.883780 $1.938251 $1.897387 $1.681736 $1.546003 $1.546209 $1.409260 $1.121593 $1.524062 $1.420274 $1.281661 $1.200004 $1.083738	158,033.029 240,851.220 246,400.326 648,264.232 549,062.094 520,241.767 399,393.917 1,086,279.651 1,039,087.630 601,669.477 311,017.523 274,797.304 111,467.237

66

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.973863 $1.935910 $1.631336 $1.483262 $1.522795 $1.358967 $1.066739 $1.596080 $1.489372 $1.316193 $1.204683 $1.067366 $0.844	$1.918275 $1.973863 $1.935910 $1.631336 $1.483262 $1.522795 $1.358967 $1.066739 $1.596080 $1.489372 $1.316193 $1.204683 $1.067366	239,069.001 277,439.466 290,903.400 154,355.920 193,234.699 242,087.082 265,429.664 346,172.648 326,798.342 251,018.364 341,836.416 262,148.789 183,807.344
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2015 2014 2013 2012 2011 2010 2009	$1.803313 $1.617311 $1.249223 $1.124887 $1.101489 $1.003320 $0.984673	$1.728119 $1.803313 $1.617311 $1.249223 $1.124887 $1.101489 $1.003320	423,862.929 444,913.232 376,586.510 265,684.657 253,391.035 201,217.847 415,616.779
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.339975 $2.958696 $2.864825 $2.301028 $2.455672 $2.135792 $1.610424 $2.811696 $3.031960 $2.143834 $1.900589 $1.439114 $1.067	$3.300084 $3.339975 $2.958696 $2.864825 $2.301028 $2.455672 $2.135792 $1.610424 $2.811696 $3.031960 $2.143834 $1.900589 $1.439114	475,608.984 449,071.601 435,523.757 366,088.126 421,332.703 425,910.298 519,112.697 700,517.083 736,226.791 640,917.766 675,836.713 727,653.238 733,552.025
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.950012 $1.718014 $1.304224 $1.127696 $1.126117 $0.983606 $0.763562 $1.226094 $1.179951 $1.029409 $1.000939 $0.907020 $0.708	$1.936951 $1.950012 $1.718014 $1.304224 $1.127696 $1.126117 $0.983606 $0.763562 $1.226094 $1.179951 $1.029409 $1.000939 $0.907020	716,147.797 894,962.021 712,617.554 486,489.315 553,211.140 672,109.252 1,266,147.477 1,193,291.705 1,648,547.171 1,749,593.371 1,748,694.477 1,470,499.107 1,289,513.133
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.215087 $2.102175 $1.426504 $1.241995 $1.326460 $1.047129 $0.823563 $1.301988 $1.296407 $1.100038 $1.063273 $0.980088 $0.730	$2.461430 $2.215087 $2.102175 $1.426504 $1.241995 $1.326460 $1.047129 $0.823563 $1.301988 $1.296407 $1.100038 $1.063273 $0.980088	1,767.031 1,767.031 1.767.031 1,767.031 1,767.031 22,561.253 73,167.874 74,882.299 78,708.808 120,426.511 190,998.034 198,657.186 172,997.132

67

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.876815 $1.991089 $1.696172 $1.396902 $1.562393 $1.422470 $1.078505 $1.676726 $1.545403 $1.263237 $1.125943 $0.990624 $0.795	$1.867044 $1.876815 $1.991089 $1.696172 $1.396902 $1.562393 $1.422470 $1.078505 $1.676726 $1.545403 $1.263237 $1.125943 $0.990624	658,751.074 653,619.314 767,049.699 773,830.149 747,699.587 763,017.966 954,946.152 784,681.732 657,198.793 643,958.090 652,110.708 488,193.938 323,170.471
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.767335 $1.698564 $1.753407 $1.640159 $1.552648 $1.457126 $1.263297 $1.307403 $1.207246 $1.165404 $1.145696 $1.103003 $1.058	$1.768920 $1.767335 $1.698564 $1.753407 $1.640159 $1.552648 $1.457126 $1.263297 $1.307403 $1.207246 $1.165404 $1.145696 $1.103003	10,997,039.143 13,149,734.659 16,316,056.632 20,036,848.646 15,843,519.568 16,625,347.487 15,819,694.804 13,645,028.438 12,842,233.501 10,243,118.891 5,511,284.618 3,858,224.303 2,808,699.748
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.140160 $2.020652 $1.410962 $1.226949 $1.213747 $0.908337 $0.658809 $1.039682 $0.954257 $1.000	$2.179170 $2.140160 $2.020652 $1.410962 $1.226949 $1.213747 $0.908337 $0.658809 $1.039682 $0.954257	1,097,428.809 1,232,215.765 1,498,874.946 1,713,708.693 1,006,653.361 1,305,528.744 1,091,480.489 199,979.953 56,242.969 23,017.472
TA WMC US Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.034955 $1.842568 $1.399332 $1.243960 $1.299925 $1.110019 $0.864338 $1.610425 $1.393250 $1.289246 $1.112931 $0.966804 $0.741	$2.161329 $2.034955 $1.842568 $1.399332 $1.243960 $1.299925 $1.110019 $0.864338 $1.610425 $1.393250 $1.289246 $1.112931 $0.966804	692,977.460 887,534.552 1,043,938.377 1,139,254.493 1,360,281.514 1,379,303.897 1,815,208.487 2,214,057.389 2,893,330.671 3,565,858.198 2,216,477.993 1,691,423.840 1,064,371.534
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.839702 $3.670916 $2.709065 $2.341684 $2.420014 $1.866783 $1.311318 $2.230889 $1.799226 $1.533199 $1.358181 $1.174384 $0.619	$3.720911 $3.839702 $3.670916 $2.709065 $2.341684 $2.420014 $1.866783 $1.311318 $2.230889 $1.799226 $1.533199 $1.358181 $1.174384	218,446.111 184,400.578 244,141.506 296,004.339 228,693.354 404,244.774 374,941.908 177,436.055 96,532.594 127,852.940 145,973.421 168,398.455 227,529.638

68

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.747832 $1.854470 $1.500369 $1.292847 $1.517506 $1.407287 $1.124643 $1.849693 $1.609681 $1.311116 $1.159115 $1.004892 $0.761	$1.760279 $1.747832 $1.854470 $1.500369 $1.292847 $1.517506 $1.407287 $1.124643 $1.849693 $1.609681 $1.311116 $1.159115 $1.004892	191,566.688 198,833.654 187,555.670 191,602.836 422,508.802 428,338.344 460,716.061 598,274.388 725,415.968 760,106.648 745,724.485 790,973.401 697,640.710
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.759148 $1.769437 $1.279305 $1.179874 $1.272301 $0.955877 $0.598918 $1.121797 $0.921024 $0.843017 $0.788542 $0.740403 $0.581	$1.660670 $1.759148 $1.769437 $1.279305 $1.179874 $1.272301 $0.955877 $0.598918 $1.121797 $0.921024 $0.843017 $0.788542 $0.740403	108,525.047 142,405.118 290,511.466 323,870.400 164,684.277 301,380.768 445,827.899 116.575.877 207,691.644 131,113.958 155,540.780 351,969.314 335,094.522
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2015 2014 2013 2012 2011 2010	$1.700413 $1.543745 $1.315073 $1.175282 $1.136452 $1.000000	$1.693884 $1.700413 $1.543745 $1.315073 $1.175282 $1.136452	410,816.583 559,895.797 497,160.983 747,997.014 506,484.283 561,126.674
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.072854 $1.029791 $0.842755 $0.748696 $0.983391 $0.834271 $0.548051 $1.049489 $0.880626 $0.817392 $0.793346 $0.759480 $0.531	$1.094692 $1.072854 $1.029791 $0.842755 $0.748696 $0.983391 $0.834271 $0.548051 $1.049489 $0.880626 $0.817392 $0.793346 $0.759480	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 31,675.168 80,852.102 164,566.234
AB Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.770693 $1.576903 $1.186284 $1.050748 $1.046907 $0.917446 $0.694637 $1.217380 $1.087065 $1.107301 $0.997825 $0.876476 $0.655	$1.915365 $1.770693 $1.576903 $1.186284 $1.050748 $1.046907 $0.917446 $0.694637 $1.217380 $1.087065 $1.107301 $0.997825 $0.876476	0.000 0.000 0.000 0.000 0.000 11,735.918 17,560.864 118,632.448 153,193.721 249,662.030 324,065.707 377,872.418 292,951.615

69

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.648824 $1.457067 $1.069946 $0.922344 $0.964047 $0.883020 $0.647909 $1.083110 $0.959075 $0.971038 $0.850602 $0.789806 $0.644	$1.816897 $1.648824 $1.457067 $1.069946 $0.922344 $0.964047 $0.883020 $0.647909 $1.083110 $0.959075 $0.971038 $0.850602 $0.789806	20,196.888 20,447.146 20,704.517 20,961.198 21,225.561 21,487.769 33,897.077 45,275.710 68,095.521 68,692.814 158,414.895 18,256.315 57,870.598
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.924264 $2.029953 $1.453784 $1.305809 $1.390769 $1.089830 $0.872507 $1.483337 $1.315267 $1.177162 $1.152953 $1.040451 $0.726000	$1.985953 $1.924264 $2.029953 $1.453784 $1.305809 $1.390769 $1.089830 $0.872507 $1.483337 $1.315267 $1.177162 $1.152953 $1.040451	161,802.030 165,129.027 205,813.853 214,767.030 860,135.540 978,756.721 1,325,566.365 1,413,099.369 1,135,288.563 950,455.376 1,011,972.692 853,497.860 645,130.767
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18,1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.596651 $1.561200 $1.576102 $1.512168 $1.455557 $1.387529 $1.331750 $1.282597 $1.224054 $1.187062 $1.174465 $1.149659 $1.125	$1.611708 $1.596651 $1.561200 $1.576102 $1.512168 $1.455557 $1.387529 $1.331750 $1.282597 $1.224054 $1.187062 $1.174465 $1.149659	21,819,182.410 24,150,952.030 24,703,617.036 23,292,924.203 25,415,883.674 24,875,346.773 23,486,450.355 22,503,141.503 26,949,369.011 23,559,803.482 21,066,500.669 15,922,163.147 9,384,152.959
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.346343 $3.572863 $2.828593 $2.382999 $2.814412 $2.268629 $1.631700 $2.873746 $2.712059 $2.185709 $1.805267 $1.408442 $0.899	$3.519768 $3.346343 $3.572863 $2.828593 $2.382999 $2.814412 $2.268629 $1.631700 $2.873746 $2.712059 $2.185709 $1.805267 $1.408442	4,572,991.294 5,681,934.391 6,495,942.435 7,157,665.914 7,492,385.863 7,657,478.997 7,884,027.551 8,798,042.523 8,619,751.111 8,935,169.349 9,183,697.611 8,468,912.058 5,030,462.442
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.291216 $2.482705 $2.053088 $1.765571 $2.138671 $1.946565 $1.419639 $2.635388 $2.393895 $1.790869 $1.547241 $1.228331 $0.823	$2.119004 $2.291216 $2.482705 $2.053088 $1.765571 $2.138671 $1.946565 $1.419639 $2.635388 $2.393895 $1.790869 $1.547241 $1.228331	11,553,433.933 12,025,290.519 12,425,741.471 13,373,933.124 13,704,788.269 13,541,525.754 13,704,731.296 15,355,376.013 14,508,225.962 14,730,747.916 15,011,306.402 13,113,305.351 9,099,983.262

70

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18,1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.379060 $2.194032 $1.567396 $1.293103 $1.347022 $1.123378 $0.869790 $1.455961 $1.509153 $1.267152 $1.162208 $0.995999 $0.745	$2.284307 $2.379060 $2.194032 $1.567396 $1.293103 $1.347022 $1.123378 $0.869790 $1.455961 $1.509153 $1.267152 $1.162208 $0.995999	16,323,087.490 17,524,769.200 19,995,643.606 22,270,725.645 24,159,273.665 26,005,012.657 29,067,610.832 31,839,691.023 31,982,901.137 30,769,461.239 28,072,051.518 23,621,839.297 15,889,251.813
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.299072 $1.234618 $1.238827 $1.235817 $1.237827 $1.231551 $1.216255 $1.177000 $1.128000 $1.084541 $1.067822 $1.065931 $1.058	$1.225469 $1.299072 $1.234618 $1.238827 $1.235817 $1.237827 $1.231551 $1.216255 $1.177000 $1.128000 $1.084541 $1.067822 $1.065931	18,639,732.574 20,639,048.205 21,117,922.313 19,573,287.930 27,815,541.847 24,000,407.447 22,635,692.794 22,270,173.005 24,263,588.606 20,761,155.376 19,389,443.774 15,560,121.201 10,159,183.732
VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.455306 $3.351796 $2.331478 $1.952747 $2.058024 $1.604067 $1.274451 $2.033141 $2.377255 $1.977030 $1.877030 $1.533537 $0.928	$3.255078 $3.455306 $3.351796 $2.331478 $1.952747 $2.058024 $1.604067 $1.274451 $2.033141 $2.377255 $1.977030 $1.877030 $1.533537	7,223,083.093 8,106,568.992 9,926,538.529 11,489,108.473 11,549,161.343 14,276,786.224 16,390,412.522 16,949,714.075 16,266,491.543 15,741,507.942 15,558,939.518 12,784,226.454 9,157,566.110
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.635832 $1.454629 $1.092099 $0.983620 $0.983110 $0.863423 $0.650943 $1.001055 $0.936879 $0.865002 $0.841950 $0.799523 $0.640	$1.570529 $1.635832 $1.454629 $1.092099 $0.983620 $0.983110 $0.863423 $0.650943 $1.001055 $0.936879 $0.865002 $0.841950 $0.799523	80,104.216 82,464.231 82,464.231 94,647.129 174,839.439 174,839.439 181,040.850 252,398.443 276,189.135 327,848.713 350,911.590 382,814.029 169,891.975
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.861421 $1.736667 $1.445966 $1.320792 $1.221916 $1.068504 $0.879428 $1.258881 $1.185254 $1.026056 $0.991372 $0.951686 $0.792	$1.800107 $1.861421 $1.736667 $1.445966 $1.320792 $1.221916 $1.068504 $0.879428 $1.258881 $1.185254 $1.026056 $0.991372 $0.951686	10,526.465 10,526.465 13,277.425 25,579.438 29,345.170 29,894.382 127,845.755 147,222.432 169,206.815 252,375.891 322,903.049 434,587.218 666,054.068

71

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2015 2014 2013 2012 2011 2010	$1.274752 $1.294930 $1.118662 $1.021485 $1.085037 $1.000000	$1.187448 $1.274752 $1.294930 $1.118662 $1.021485 $1.085037	92,711.292 97,361.646 100,395.317 136,328.400 116,206.809 227,227.900
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.874128 $1.814426 $1.499321 $1.328366 $1.275437 $1.144745 $0.897758 $1.134336 $1.096899 $0.954206 $0.903168 $0.826580 $0.689	$1.722165 $1.874128 $1.814426 $1.499321 $1.328366 $1.275437 $1.144745 $0.897758 $1.134336 $1.096899 $0.954206 $0.903168 $0.826580	267,432.192 556,092.215 460,941.789 447,400.124 355,390.783 639,347.870 337,485.926 68,251.149 65,111.248 92,807.342 85,042.887 29,405.922 88,578.104
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.607453 $1.545666 $1.587503 $1.550928 $1.474991 $1.410936 $1.349125 $1.301550 $1.231956 $1.190079 $1.173397 $1.139328 $1.120	$1.606142 $1.607453 $1.545666 $1.587503 $1.550928 $1.474991 $1.410936 $1.349125 $1.301550 $1.231956 $1.190079 $1.173397 $1.139328	1,292,506.935 1,443,910.967 1,347,265.638 1,660,434.572 2,926,207.574 2,059,366.210 2,077,844.056 2,437,220.824 2,514,989.417 2,399,960.916 2,423,994.740 1,851,148.927 1,734,568.805
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.540920 $2.489170 $2.340543 $2.052929 $1.963739 $1.721884 $1.133277 $1.540537 $1.498456 $1.360432 $1.333153 $1.214176 $0.999	$2.460801 $2.540920 $2.489170 $2.340543 $2.052929 $1.963739 $1.721884 $1.133277 $1.540537 $1.498456 $1.360432 $1.333153 $1.214176	881,960.374 1,184,636.138 1,281,414.234 1,202,276.767 1,198,271.735 1,475,462.363 1,712,471.304 2,055,497.911 2,697,939.881 2,597,521.938 2,735,412.842 3,690,140.363 3,794,609.112
Federated Government Money Fund II(2) Subaccount Inception Date December 7, 1994	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.115993 $1.122620 $1.129267 $1.136177 $1.143039 $1.149905 $1.151614 $1.129819 $1.085019 $1.044001 $1.022638 $1.020480 $1.020	$1.109380 $1.115993 $1.122620 $1.129267 $1.136177 $1.143039 $1.149905 $1.151614 $1.129819 $1.085019 $1.044001 $1.022638 $1.020480	11,466,839.399 6,502,089.354 5,752,918.572 7,752,347.374 7,905,682.722 5,840,535.529 5,270,898.436 13,143,016.049 6,848,408.764 4,945,100.695 4,639,408.822 3,867,753.698 3,892,259.552

72

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.771466 $1.591965 $1.219851 $1.054158 $1.087948 $0.933714 $0.692148 $1.211275 $1.036286 $1.000	$1.772713 $1.771466 $1.591965 $1.219851 $1.054158 $1.087948 $0.933714 $0.692148 $1.211275 $1.036286	2,373,473.893 2,546,546.346 2,637,082.381 2,901,678.331 3,179,028.556 3,628,858.553 5,171,086.451 4,355,368.724 2,580,137.249 665,319.393
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.884608 $2.730281 $2.016189 $1.766372 $1.987927 $1.552256 $1.114712 $1.851845 $1.611228 $1.438221 $1.222968 $1.000	$2.827574 $2.884608 $2.730281 $2.016189 $1.766372 $1.987927 $1.552256 $1.114712 $1.851845 $1.611228 $1.438221 $1.222968	429,714.182 488,003.018 513,108.158 543,638.695 434,766.102 529,297.307 505,821.937 622,436.421 669130.213 747,022.702 501,964.739 89,625.850
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.111157 $1.988695 $1.533122 $1.211767 $1.336744 $1.061921 $0.677907 $1.396422 $1.328766 $1.149027 $1.125929 $1.000	$2.035872 $2.111157 $1.988695 $1.533122 $1.211767 $1.336744 $1.061921 $0.677907 $1.396422 $1.328766 $1.149027 $1.125929	272,988.708 265,254.723 269,577.112 310,659.973 402,167.657 420,538.901 756,078.055 170,243.292 184,672.851 199,915.126 164,806.654 110,156.286
NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.671815 $2.854762 $2.870961 $2.473187 $3.206414 $2.777355 $1.722282 $4.111621 $2.882324 $2.154623 $1.648088 $1.384188 $0.872	$2.222476 $2.671815 $2.854762 $2.870961 $2.473187 $3.206414 $2.777355 $1.722282 $4.111621 $2.882324 $2.154623 $1.648088 $1.384188	500,669.916 554,061.196 657,027.048 757,612.476 1,297,855.689 1,311,261.298 1,386,954.908 1,357,678.640 1,063,783.168 1,336,122.310 1,066,742.833 783,476.002 534,117.748
Columbia Variable Portfolio – Mid Cap Growth Fund- Class 2 Shares Subaccount Inception Date April 26, 2013	2015 2014 2013	$1.281716 $1.203444 $1.000000	$1.342426 $1.281716 $1.203444	20,789.963 20,789.963 29,283.441
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.083082 $1.674892 $1.342791 $1.262168 $1.351632 $1.181560 $0.733137 $1.237175 $1.079598 $0.922763 $0.859954 $0.833190 $0.616	$2.273902 $2.083082 $1.674892 $1.342791 $1.262168 $1.351632 $1.181560 $0.733137 $1.237175 $1.079598 $0.922763 $0.859954 $0.833190	10,949.460 10,949.460 10,949.460 10,949.460 10,949.460 0.000 3,261.653 8,140.059 18,726.283 44,931.786 51,527.536 82,141.928 55,582.035

73

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.244746 $1.989514 $1.514180 $1.314813 $1.297588 $1.135967 $0.903781 $1.441734 $1.376361 $1.196627 $1.148713 $1.042940 $0.817	$2.259617 $2.244746 $1.989514 $1.514180 $1.314813 $1.297588 $1.135967 $0.903781 $1.441734 $1.376361 $1.196627 $1.148713 $1.042940	12,273,870.541 13,826,803.608 15,732,418.530 15,876,312.340 17,087,035.447 18,733,874.308 21,923,618.852 20,154,916.538 18,542,352.157 15,564,397.558 13,879,232.891 13,328,664.848 8,121,760.396
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.933078 $2.597579 $1.936692 $1.682295 $1.727550 $1.386234 $0.993457 $1.717725 $1.628114 $1.439836 $1.270854 $1.062613 $0.797	$2.873744 $2.933078 $2.597579 $1.936692 $1.682295 $1.727550 $1.386234 $0.993457 $1.717725 $1.628114 $1.439836 $1.270854 $1.062613	2,768,270.319 2,814,827.057 2,533,830.911 2,321,966.803 2,465,677.457 2,488,162.306 2,560,649.505 3,243,827.080 3,169,088.568 3,15,649.428 2,953,824.921 1,919,259.914 1,166,225.739
Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.435138 $2.656034 $2.611087 $2.236367 $2.074701 $1.627394 $1.267706 $2.032337 $2.451572 $1.827797 $1.644141 $1.267349 $0.941	$3.490585 $3.435138 $2.656034 $2.611087 $2.236367 $2.074701 $1.627394 $1.267706 $2.032337 $2.451572 $1.827797 $1.644141 $1.267349	3,690,941.962 4,082,739.808 3,997,575.722 3,662,516.576 3,723,209.485 4,392,861.393 4,829,248.401 4,182,929.013 4,166,086.334 4,868,947.434 4,672,816.793 4,242,532.165 3,222,018.073
Vanguard – International Subaccount Inception Date May 1, 2007	2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.135112 $1.215519 $0.992100 $0.830783 $0.966612 $0.840283 $0.592033 $1.081274 $1.000000	$1.119674 $1.135112 $1.215519 $0.992100 $0.830783 $0.966612 $0.840283 $0.592033 $1.081274	6,428,192.416 4,767,411.703 4,278,217.401 3,868,745.935 3,143,648.257 3,530,789.111 3,413,800.705 2,104,554.137 441,216.217
Vanguard – Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.482706 $1.465816 $1.458923 $1.405631 $1.386082 $1.325234 $1.170907 $1.220091 $1.157676 $1.110001 $1.092107 $1.076457 $1.046	$1.490451 $1.482706 $1.465816 $1.458923 $1.405631 $1.386082 $1.325234 $1.170907 $1.220091 $1.157676 $1.110001 $1.092107 $1.076457	15,246,373.531 16,593,541.491 15,772,726.397 11,377,790.624 13,410,264.310 10,790,395.891 10,166,278.686 10,528,972.117 10,219,726.445 9,232,343.425 8,038,430.648 5,604,990.353 3,653,958.373

74

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.684192 $1.600026 $1.647334 $1.593157 $1.488777 $1.406288 $1.335405 $1.276682 $1.200526 $1.157846 $1.137478 $1.098159 $1.062	$1.679724 $1.684192 $1.600026 $1.647334 $1.593157 $1.488777 $1.406288 $1.335405 $1.276682 $1.200526 $1.157846 $1.137478 $1.098159	16,817,350.807 12,226,127.923 11,001,732.579 12,431,911.221 10,854,706.236 11,559,049.282 12,446,949.284 8,465,821.066 8,068,817.301 6,872,470.880 5,230,831.039 3,432,334.135 2,032,328.432
Wanger International Subaccount Inception Date September 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.158667 $3.324000 $2.732715 $2.261528 $2.664692 $2.145937 $1.441307 $2.665470 $2.305467 $1.690910 $1.399715 $1.080928 $0.730	$3.142853 $3.158667 $3.324000 $2.732715 $2.261528 $2.664692 $2.145937 $1.441307 $2.665470 $2.305467 $1.690910 $1.399715 $1.080928	407,890.227 428,077.363 467,002.701 466,815.325 541,089.029 742,290.794 694,999.210 721,114.812 1,018,126.456 1,285,950.183 1,200,334.402 944,530.961 631,039.327
Wanger USA Subaccount Inception Date September 20, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.872402 $2.757708 $2.074156 $1.738662 $1.812379 $1.478084 $1.045473 $1.743814 $1.664632 $1.552374 $1.403700 $1.193356 $0.838	$2.837873 $2.872402 $2.757708 $2.074156 $1.738662 $1.812379 $1.478084 $1.045473 $1.743814 $1.664632 $1.552374 $1.403700 $1.193356	689,616.425 858,044.562 958,163.210 1,119,695.932 1,261,396.000 1,423,742.703 1,746,009.407 1,834,926.590 2,166,217.193 2,622,777.565 2,390,531.848 1,991,761.308 1,706,191.113

75

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.328039 $1.275322 $1.148521 $1.063764 $1.054136 $0.955229 $0.824415 $1.000000	$1.299702 $1.328039 $1.275322 $1.148521 $1.063764 $1.054136 $0.955229 $0.824415	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.346975 $1.301472 $1.099977 $0.990396 $1.005428 $0.894355 $0.727837 $1.000000	$1.295851 $1.346975 $1.301472 $1.099977 $0.990396 $1.005428 $0.894355 $0.727837	0.000 8,174.894 8,174.894 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.825709 $1.798219 $1.654920 $1.550082 $1.519782 $1.404243 $1.128664 $1.441314 $1.363670 $1.254054 $1.199995 $1.100876 $0.901	$1.778430 $1.825709 $1.798219 $1.654920 $1.550082 $1.519782 $1.404243 $1.128664 $1.441314 $1.363670 $1.254054 $1.199995 $1.100876	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 145,682.511 145,682.511 145,682.511 145,683 161,869.457
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.954504 $1.914932 $1.519899 $1.358668 $1.445802 $1.265933 $0.981488 $1.636511 $1.528654 $1.330735 $1.193301 $1.051863 $0.809	$1.904398 $1.954504 $1.914932 $1.519899 $1.358668 $1.445802 $1.265933 $0.981488 $1.636511 $1.528654 $1.330735 $1.193301 $1.051863	0.000 51,022.843 51,536.273 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.926084 $1.886414 $1.672840 $1.538596 $1.539558 $1.403899 $1.117881 $1.519777 $1.416973 $1.279315 $1.198397 $1.082823 $0.873	$1.871034 $1.926084 $1.886414 $1.672840 $1.538596 $1.539558 $1.403899 $1.117881 $1.519777 $1.416973 $1.279315 $1.198397 $1.082823	11,064.385 11,064.385 11,064.385 53,022.997 11,064.385 139,283.709 11,064.385 11,064.385 11,064.385 11,064.385 11,071.539 11,,072 0.000

76

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.961456 $1.924701 $1.622696 $1.476147 $1.516244 $1.353792 $1.063210 $1.591599 $1.485941 $1.313821 $1.23103 $1.066490 $0.844	$1.905283 $1.961456 $1.924701 $1.622696 $1.476147 $1.516244 $1.353792 $1.063210 $1.591599 $1.485941 $1.313821 $1.23103 $1.066490	7,784.263 7,784.263 7,784.263 7,784.263 16,710.645 21,872.987 7,784.263 7,784.263 7,784.263 1,253,257.564 1,289,440.122 1,312,266 1,026,859.772
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2015 2014 2013 2012 2011 2010 2009	$1.798734 $1.614007 $1.247293 $1.123715 $1.100893 $1.003266 $0.984672	$1.722885 $1.798734 $1.614007 $1.247293 $1.123715 $1.100893 $1.003266	10,938.947 37,795.168 37,795.168 10,938.947 12,921.479 12,921.479 5,502.928
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$40.964343 $36.306027 $35.171703 $28.264016 $30.178545 $26.260490 $19.810808 $34.605654 $37.335227 $26.412035 $23.426754 $17.747415 $13.160	$40.454956 $40.964343 $36.306027 $35.171703 $28.264016 $30.178545 $26.260490 $19.810808 $34.605654 $37.335227 $26.412035 $23.426754 $17.747415	7,557.351 28,370.422 30,133.059 34,458.473 18,707.634 20,906.184 24,207.054 28,176.804 48,929.187 71,414.071 81,719.962 111,270 171,570
TA JP Morgan Enhanced Index- Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$24.345908 $21.460021 $16.299394 $14.100350 $14.087667 $12.310946 $9.561646 $15.361466 $14.790720 $12.909972 $12.559244 $11.386439 $8.888	$24.170848 $24.345908 $21.460021 $16.299394 $14.100350 $14.087667 $12.310946 $9.561646 $15.361466 $14.790720 $12.909972 $12.559244 $11.386439	107,838.816 115,550.948 138,765.984 146,765.023 149,730.326 149,822.673 217,711.306 239,326.218 295,275.233 347,294.095 442,623.782 420,976 665,507
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.200275 $2.089147 $1.418360 $1.235521 $1.320204 $1.042704 $0.820479 $1.297769 $1.292862 $1.097576 $1.061410 $0.978856 $0.729	$2.443758 $2.200275 $2.089147 $1.418360 $1.235521 $1.320204 $1.042704 $0.820479 $1.297769 $1.292862 $1.097576 $1.061410 $0.978856	0.000 0.000 0.000 0.000 0.000 5,517.439 5,517.439 5,517.439 5,517.439 5,517.439 5,517.439 12,446 92,510.213

77

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.864985 $1.979521 $1.687156 $1.390171 $1.555644 $1.417019 $1.074920 $1.671990 $1.541803 $1.260924 $1.124436 $0.989796 $0.795	$1.854364 $1.864985 $1.979521 $1.687156 $1.390171 $1.555644 $1.417019 $1.074920 $1.671990 $1.541803 $1.260924 $1.124436 $0.989796	10,593.245 367,557.291 367,694.617 201,283.780 39,031.720 52,111.364 64,510.777 100,479.675 90,124.072 123,725.155 129,637.320 158,465 64,880.955
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.756235 $1.688729 $1.744120 $1.632288 $1.545963 $1.451583 $1.259128 $1.303739 $1.204464 $1.163292 $1.144186 $1.102095 $1.057	$1.756941 $1.756235 $1.688729 $1.744120 $1.632288 $1.545963 $1.451583 $1.259128 $1.303739 $1.204464 $1.163292 $1.144186 $1.102095	362,874.873 383,107.429 464,282.507 798,336.291 1,759,175.107 1,873,033.906 1,305,619.511 1,450,657.124 1,781,631.119 1,782,437.953 653,795.094 355,941 465,901.044
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.131009 $2.013015 $1.406325 $1.223521 $1.210953 $0.906691 $0.657941 $1.038825 $0.953944 $1.000000	$2.168777 $2.131009 $2.013015 $1.406325 $1.223521 $1.210953 $0.906691 $0.657941 $1.038825 $0.953944	38,462.093 40,836.914 41,467.064 40,919.874 39,173.721 15,504.336 0.000 16,458.355 0.000 0.000
TA WMC US Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.021286 $1.831104 $1.391316 $1.237449 $1.293771 $1.105313 $0.861097 $1.605203 $1.389423 $1.286344 $1.110971 $7.406285 $5.522	$2.145750 $2.021286 $1.831104 $1.391316 $1.237449 $1.293771 $1.105313 $0.861097 $1.605203 $1.389423 $1.286344 $1.110971 $7.406285	436,965.512 619,524.165 679,905.522 760,998.530 1,378,235.317 1,402,839.584 1,656,571.830 1,853,266.977 2,170,738.483 2,914,463.375 1,542,179.343 1,379,374 308,368.183
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$60.708181 $58.068445 $42.874717 $37.078960 $38.338220 $29.588484 $20.794733 $35.394843 $28.560397 $24.349604 $21.580876 $18.669705 $9.847	$58.800822 $60.708181 $58.068445 $42.874717 $37.078960 $38.338220 $29.588484 $20.794733 $35.394843 $28.560397 $24.349604 $21.580876 $18.669705	11,303.299 15,314.855 17,029.409 17,727.769 25,928.321 24,065.977 25,723.005 25,943.601 33,728.305 35,228.546 47,453.857 61,703 86,713

78

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$16.226519 $17.225047 $13.942953 $12.020482 $14.116252 $13.097510 $10.472084 $17.231985 $15.003550 $12.226714 $10.814525 $9.380292 $7.109	$16.334007 $16.226519 $17.225047 $13.942953 $12.020482 $14.116252 $13.097510 $10.472084 $17.231985 $15.003550 $12.226714 $10.814525 $9.380292	23,845.485 29,893.951 35,254.803 38,759.669 44,427.955 53,283.321 67,742.173 80,851.597 102,172.071 131,385.426 180,498.351 202,778 245,313
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.747347 $1.758446 $1.271998 $1.173717 $1.266292 $0.951836 $0.596675 $1.118155 $0.918490 $0.841117 $0.787151 $0.739462 $0.581	$1.648702 $1.747347 $1.758446 $1.271998 $1.173717 $1.266292 $0.951836 $0.596675 $1.118155 $0.918490 $0.841117 $0.787151 $0.739462	127,678.865 152,289.074 153,506.584 118,404.099 140,670.884 103,493.698 42,656.003 27,350.563 28,091.044 28,619.591 28,658.394 28,255 26,700.574
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2015 2014 2013 2012 2011 2010	$1.696440 $1.540909 $1.313314 $1.174304 $1.136065 $1.000000	$1.689099 $1.696440 $1.540909 $1.313314 $1.174304 $1.136065	513,607.421 531,673,975 553,594.899 524,494.739 626,003.897 676,523.414
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.065646 $1.023388 $0.837927 $0.744774 $0.978718 $0.830715 $0.545979 $1.046062 $0.878196 $0.815530 $0.791931 $0.758513 $0.531	$1.086794 $1.065646 $1.023388 $0.837927 $0.744774 $0.978718 $0.830715 $0.545979 $1.046062 $0.878196 $0.815530 $0.791931 $0.758513	14,129.674 14,129.674 14,129.674 14,129.674 14,129.674 14,129.674 14,129.674 14,129.674 14,129.674 14,126.907 14,129.674 14,130 14,129.674
AB Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.758796 $1.567075 $1.179476 $1.045249 $1.041936 $0.913545 $0.692029 $1.213422 $1.084070 $1.104812 $0.996080 $0.875372 $0.654	$1.901542 $1.758796 $1.567075 $1.179476 $1.045249 $1.041936 $0.913545 $0.692029 $1.213422 $1.084070 $1.104812 $0.996080 $0.875372	25,854.938 26,638.623 26,779.227 26,854.400 26,854.400 26,856.883 26,854.883 26,854.883 29,369.838 32,061.679 32,268.688 39,938 0.000

79

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.637736 $1.447978 $1.063798 $0.917501 $0.959464 $0.879253 $0.645470 $1.079581 $0.956428 $0.968833 $0.849087 $0.788790 $0.644	$1.803779 $1.637736 $1.447978 $1.063798 $0.917501 $0.959464 $0.879253 $0.645470 $1.079581 $0.956428 $0.968833 $0.849087 $0.788790	0.000 0.000 0.000 0.000 0.000 0.000 0.000 21,691.484 21,691.484 50,029.029 27,404.530 19,619 11,464
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$23.283754 $24.574808 $17.608444 $15.824070 $16.862017 $13.220026 $10.589068 $18.011397 $15.978616 $14.307909 $14.020673 $12.658764 $8.840000	$24.018219 $23.283754 $24.574808 $17.608444 $15.824070 $16.862017 $13.220026 $10.589068 $18.011397 $15.978616 $14.307909 $14.020673 $12.658764	19,624.004 19,902.474 20,745.041 21,029.809 23,314.016 26,723.127 31,109.908 61,348.639 64,808.103 55,618.011 55,465.068 47,446 57,066
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$24.958197 $24.416113 $24.661193 $23.672582 $22.797580 $21.743066 $20.879320 $20.118789 $19.210246 $18.638944 $18.450519 $18.069956 $17.693000	$25.180923 $24.958197 $24.416113 $24.661193 $23.672582 $22.797580 $21.743066 $20.879320 $20.118789 $19.210246 $18.638944 $18.450519 $18.069956	158,179.139 215,344.754 268,816.923 291,278.111 341,353.075 406,205.628 404,336.203 414,825.156 605,760.590 621,766.141 720,214.342 753,666 809,316
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$30.469580 $32.548248 $25.780807 $21.730295 $25.677053 $20.707949 $14.901527 $26.257613 $24.792666 $19.990937 $16.519544 $12.894695 $8.235000	$32.032725 $30.469580 $32.548248 $25.780807 $21.730295 $25.677053 $20.707949 $14.901527 $26.257613 $24.792666 $19.990937 $16.519544 $12.894695	117,850.736 156,795.824 189,686.031 203,501.119 219,783.384 228,417.357 258,354.452 337,816.457 347,460.775 416,369.391 555,959.410 730,401 767,292
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$30.208402 $32.749282 $27.095590 $23.312751 $28.253229 $25.728187 $18.773108 $34.867415 $31.688212 $23.717646 $20.501250 $16.283703 $10.910000	$27.924043 $30.208402 $32.749282 $27.095590 $23.312751 $28.253229 $25.728187 $18.773108 $34.867415 $31.688212 $23.717646 $20.501250 $16.283703	163,296.993 196,706.614 239,859.419 247,213.727 261,993.800 280,416.820 297,436.457 358,857.688 403,322.040 494,259.341 655,502.862 864,883 980,021

80

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$56.075735 $51.740072 $36.980959 $30.524448 $31.812823 $26.544094 $20.562453 $34.437028 $35.713089 $30.001098 $27.530251 $23.604732 $17.667000	$53.815637 $56.075735 $51.740072 $36.980959 $30.524448 $31.812823 $26.544094 $20.562453 $34.437028 $35.713089 $30.001098 $27.530251 $23.604732	134,211.092 192,164.046 227,932.781 250,345.425 284,875.745 317,074.585 376,576.661 466,510.635 501,868.069 569,646.587 690,914.775 856,713 897,346
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$15.910809 $15.990885 $16.053950 $16.023587 $16.058179 $15.985114 $15.794483 $15.292447 $14.662905 $14.105109 $13.894007 $13.876360 $13.774000	$15.855813 $15.910809 $15.990885 $16.053950 $16.023587 $16.058179 $15.985114 $15.794483 $15.292447 $14.662905 $14.105109 $13.894007 $13.876360	259,636.360 337,701.066 449,724.065 520,412.381 572,312.918 586,737.960 582,909.705 514,859.239 823,505.195 787,749.211 899,407.208 960,799 1,160,101
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$69.879111 $67.819508 $47.197896 $39.550637 $41.703705 $32.520962 $25.851235 $41.261403 $48.268976 $40.162336 $38.149891 $31.184051 $18.888000	$65.797180 $69.879111 $67.819508 $47.197896 $39.550637 $41.703705 $32.520962 $25.851235 $41.261403 $48.268976 $40.162336 $38.149891 $31.184051	76,740.073 100,692.919 123,793.203 140,540.944 157,851.091 178,367.713 208,948.359 262,539.166 295,607.924 331,092.435 423,368.472 618,201 717,600
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.624892 $1.445623 $1.085876 $0.978501 $0.978466 $0.859762 $0.648492 $0.997788 $0.934286 $0.863032 $0.840456 $0.798516 $0.639000	$1.559262 $1.624892 $1.445623 $1.085876 $0.978501 $0.978466 $0.859762 $0.648492 $0.997788 $0.934286 $0.863032 $0.840456 $0.798516	0.000 0.000 0.000 17,751.696 19,500.621 31,529.635 41,774.027 55,589.549 63,967.529 64,567.698 64,567.698 64,568 64,567.698
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.848965 $1.725900 $1.437709 $1.313905 $1.216156 $1.063979 $0.876128 $1.254784 $1.181988 $1.023726 $0.989615 $0.950483 $0.792	$1.787170 $1.848965 $1.725900 $1.437709 $1.313905 $1.216156 $1.063979 $0.876128 $1.254784 $1.181988 $1.023726 $0.989615 $0.950483	0.000 0.000 0.000 0.000 0.000 0.000 0.000 19,477.279 61,768.178 61,768.178 63,024.386 61,903 100,639.495

81

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2015 2014 2013 2012 2011 2010	$1.271717 $1.292493 $1.117108 $1.020572 $1.084604 $1.000000	$1.184034 $1.271717 $1.292493 $1.117108 $1.020572 $1.084604	242,255.498 258,513.939 308,431.501 361,142.532 511,169.847 777,638.829
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$28.435067 $27.542818 $22.770881 $20.184624 $19.389953 $17.411869 $13.661861 $17.270655 $16.708979 $14.542572 $13.771444 $12.609999 $10.518000	$26.116485 $28.435067 $27.542818 $22.770881 $20.184624 $19.389953 $17.411869 $13.661861 $17.270655 $16.708979 $14.542572 $13.771444 $12.609999	9,560.955 10,497.002 11,505.917 13,137.216 14,525.263 14,297.560 15,333.738 17,749.033 15,451.070 19,085.480 37,509.341 43,038 44,170
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$22.598269 $21.740349 $22.339823 $21.836037 $20.777219 $19.884787 $19.023115 $18.361462 $17.388494 $16.805776 $16.578556 $16.105222 $15.835000	$22.568548 $22.598269 $21.740349 $22.339823 $21.836037 $20.777219 $19.884787 $19.023115 $18.361462 $17.388494 $16.805776 $16.578556 $16.105222	45,329.725 50,475.725 53,870.480 67,775.064 72,192.407 74,525.993 116,210.160 141,396.224 193,115.879 201,515.600 256,300.708 297,704 387,836
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$31.688569 $31.038949 $29.200189 $25.624871 $24.523836 $21.514199 $14.166879 $19.267604 $18.750641 $17.031897 $16.698744 $15.215940 $12.531000	$30.654718 $31.688569 $31.038949 $29.200189 $25.624871 $24.523836 $21.514199 $14.166879 $19.267604 $18.750641 $17.031897 $16.698744 $15.215940	26,978.023 50,828.971 55,983.750 71,320.826 66,253.419 82,882.603 113,247.123 119,419.551 149,449.284 214,350.649 254,389.168 303,789 351,231
Federated Government Money Fund II(2) Subaccount Inception Date December 7, 1994	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$14.646976 $14.742173 $14.837994 $14.934983 $15.031798 $15.129344 $15.159159 $14.879709 $14.296822 $13.763074 $13.487982 $13.466238 $13.462000	$14.552514 $14.646976 $14.742173 $14.837994 $14.934983 $15.031798 $15.129344 $15.159159 $14.879709 $14.296822 $13.763074 $13.487982 $13.466238	124,959.195 112,047.364 138,630.948 172,551.944 193,702.724 151,015.399 158,034.893 237,697.406 184,412.287 185,440.362 214,989.127 262,560 376,674

82

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.763861 $1.585911 $1.215818 $1.051197 $1.085432 $0.932014 $0.691234 $1.210280 $1.035939 $1.000000	$1.764229 $1.763861 $1.585911 $1.215818 $1.051197 $1.085432 $0.932014 $0.691234 $1.210280 $1.035939	232,305.952 243,808.751 266,285.386 72,164.086 160,308.386 141,700.401 142,489.299 263,384.615 0.000 0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.869341 $2.717176 $2.007507 $1.759650 $1.981342 $1.547891 $1.112132 $1.848487 $1.609103 $1.437037 $1.222571 $1.000	$2.811204 $2.869341 $2.717176 $2.007507 $1.759650 $1.981342 $1.547891 $1.112132 $1.848487 $1.609103 $1.437037 $1.222571	24,549.008 25,435.820 26,378.655 27,451.413 28,733.034 30,067.510 34,332.213 36,699.708 42,655.794 65,452.479 44,455.332 49,131
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.099974 $1.979133 $1.526504 $1.207149 $1.332318 $1.058944 $0.676343 $1.393896 $1.327020 $1.148082 $1.125557 $1.000	$2.024081 $2.099974 $1.979133 $1.526504 $1.207149 $1.332318 $1.058944 $0.676343 $1.393896 $1.327020 $1.148082 $1.125557	116,356.681 119,546.723 120,055.207 120,229.574 136,183.579 141,082.206 128,862.202 25,141.673 25,141.673 25,141.673 25,141.673 25,142
NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$19.116077 $20.435144 $20.561296 $17.721376 $22.986636 $19.920664 $12.359231 $29.520112 $20.704447 $15.484852 $11.850324 $9.957720 $6.276000	$15.893218 $19.116077 $20.435144 $20.561296 $17.721376 $22.986636 $19.920664 $12.359231 $29.520112 $20.704447 $15.484852 $11.850324 $9.957720	12,727.459 18,647.451 21,243.813 27,298.854 38,217.316 40,440.949 45,851.456 69,412.895 85,052.843 109,321.500 150,138.318 203,184 207,243
Columbia Variable Portfolio – Mid Cap Growth Fund - Class 2 Shares Subaccount Inception Date April 26, 2013	2015 2014 2013	$1.280629 $1.203029 $0.913671	$1.340621 $1.280629 $1.203029	73,479.646 73,479.646 74,792.435
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.069102 $1.664483 $1.335108 $1.255562 $1.345218 $1.176538 $0.730378 $1.233138 $1.076606 $0.920674 $0.858432 $0.832124 $0.616	$2.257518 $2.069102 $1.664483 $1.335108 $1.255562 $1.345218 $1.176538 $0.730378 $1.233138 $1.076606 $0.920674 $0.858432 $0.832124	28,808.667 29,677.456 44,527.352 54,522.027 55,280.341 20,540.646 25,048.001 31,121.356 34,780.964 35,043.013 35,266.651 34,833 34,771.816

83

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.230711 $1.978052 $1.506201 $1.308529 $1.292033 $1.131654 $0.900797 $1.437694 $1.373192 $1.194465 $1.147196 $1.042081 $0.816000	$2.244366 $2.230711 $1.978052 $1.506201 $1.308529 $1.292033 $1.131654 $0.900797 $1.437694 $1.373192 $1.194465 $1.147196 $1.042081	379,566.946 534,304.401 559,773.473 591,928.013 677,257.474 823,362.337 851,407.662 1,147,458.135 1,141,591.533 1,142,943.169 1,451,022.563 1,227,352 863,820.761
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.914621 $2.582503 $1.926416 $1.674201 $1.720098 $1.380944 $0.990167 $1.712888 $1.624344 $1.437207 $1.269154 $1.061727 $0.797000	$2.854247 $2.914621 $2.582503 $1.926416 $1.674201 $1.720098 $1.380944 $0.990167 $1.712888 $1.624344 $1.437207 $1.269154 $1.061727	46,745.608 52,592.509 56,483.401 57,273.569 62,020.552 88,568.493 98,781.883 94,739.209 231,954.469 191,536.049 189,212.254 213,788 168,033.293
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.413608 $2.640693 $2.597295 $2.225664 $2.065794 $1.621212 $1.263518 $2.026627 $2.445905 $1.824468 $1.641967 $1.266290 $0.941000	$3.466987 $3.413608 $2.640693 $2.597295 $2.225664 $2.065794 $1.621212 $1.263518 $2.026627 $2.445905 $1.824468 $1.641967 $1.266290	125,404.153 238,104.275 267,383.321 265,580.623 263,254.836 284,623.925 300,120.856 320,605.392 238,811.900 324,811.039 370,184.894 812,377 240,889.768
Vanguard – International Subaccount Inception Date May 1, 2007	2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.130787 $1.211486 $0.989295 $0.828842 $0.964834 $0.839168 $0.591535 $1.080912 $1.000000	$1.114852 $1.130787 $1.211486 $0.989295 $0.828842 $0.964834 $0.839168 $0.591535 $1.080912	44,461.552 54,894.229 51,675.484 43,921.156 210,131.428 203,905.580 195,890.327 111,859.625 0.000
Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.473385 $1.457339 $1.451222 $1.398904 $1.380145 $1.320221 $1.167051 $1.216702 $1.155054 $1.108055 $1.090718 $1.075578 $1.045000	$1.480363 $1.473385 $1.457339 $1.451222 $1.398904 $1.380145 $1.320221 $1.167051 $1.216702 $1.155054 $1.108055 $1.090718 $1.075578	1,255,253.282 1,527,000.465 1,560,178.627 1,276,722.604 1,097,306.392 508,309.401 542,800.426 253,165.517 602,341.023 524,509.007 483,081.580 437,812 543,197.414

84

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.673679 $1.590828 $1.638680 $1.585578 $1.482418 $1.400983 $1.331021 $1.273128 $1.197784 $1.155766 $1.135982 $1.097255 $1.062000	$1.668427 $1.673679 $1.590828 $1.638680 $1.585578 $1.482418 $1.400983 $1.331021 $1.273128 $1.197784 $1.155766 $1.135982 $1.097255	167,564.942 275,674.797 252,668.466 248,743.565 227,992.628 147,514.720 169,928.443 203,276.302 479,035.302 542,142.246 539,317.948 480,132 187,818.265
Wanger International Subaccount Inception Date September 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$75.175353 $79.149573 $65.102210 $53.903913 $63.544865 $51.199411 $34.404821 $63.658274 $55.088165 $40.423609 $33.478705 $25.866750 $17.489	$74.761839 $75.175353 $79.149573 $65.102210 $53.903913 $63.544865 $51.199411 $34.404821 $63.658274 $55.088165 $40.423609 $33.478705 $25.866750	7,635.803 9,089.357 9,345.267 12,875.298 14,193.646 16,776.413 21,560.004 24,635.963 32,993.774 42,449.409 58,796.030 74,012 120,840
Wanger USA Subaccount Inception Date September 20, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$69.038315 $66.314153 $49.901662 $41.850812 $43.646843 $35.613826 $25.202687 $42.057961 $40.168299 $37.477896 $33.905369 $28.839247 $20.267	$68.174478 $69.038315 $66.314153 $49.901662 $41.850812 $43.646843 $35.613826 $25.202687 $42.057961 $40.168299 $37.477896 $33.905369 $28.839247	16,292.007 19,639.715 21,344.755 26,850.733 32,670.665 35,115.682 39,077.407 51,464.033 64,053.591 72,348.000 97,299.979 136,830 206,683

85

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.319296 $1.268178 $1.143222 $1.059919 $1.051370 $0.953656 $0.823868 $1.000000	$1.289864 $1.319296 $1.268178 $1.143222 $1.059919 $1.051370 $0.953656 $0.823868	9,365.647 34,355.745 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.338090 $1.294159 $1.094879 $0.986784 $1.002759 $0.892871 $0.727352 $1.000000	$1.286024 $1.338090 $1.294159 $1.094879 $0.986784 $1.002759 $0.892871 $0.727352	26,901.109 85,362.635 305,686.835 109,294.179 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.802855 $1.777465 $1.637441 $1.535241 $1.506722 $1.393560 $1.121188 $1.433189 $1.357347 $1.249478 $1.196796 $1.099033 $0.901	$1.754430 $1.802855 $1.777465 $1.637441 $1.535241 $1.506722 $1.393560 $1.121188 $1.433189 $1.357347 $1.249478 $1.196796 $1.099033	146,518.925 223,996.831 260,060.654 163,027.418 174,588.914 422,096.808 1,385,763.475 525,046.818 822,690.587 391,141.716 318,647.301 130,336.081 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.930068 $1.892871 $1.503869 $1.345684 $1.433403 $1.256320 $0.975014 $1.627352 $1.521618 $1.325911 $1.190160 $1.050140 $0.809	$1.878717 $1.930068 $1.892871 $1.503869 $1.345684 $1.433403 $1.256320 $0.975014 $1.627352 $1.521618 $1.325911 $1.190160 $1.050140	155,635.329 218,762.920 46,933.617 50,740.022 54,189.135 44,345.047 83,005.760 154,980.656 100,775.107 44,908.422 41,740.306 94,903.793 33,689.754
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.901947 $1.864622 $1.655157 $1.523852 $1.526312 $1.393209 $1.110473 $1.511226 $1.410426 $1.274668 $1.195226 $1.081041 $0.872	$1.845743 $1.901947 $1.864622 $1.655157 $1.523852 $1.526312 $1.393209 $1.110473 $1.511226 $1.410426 $1.274668 $1.195226 $1.081041	175,344.660 259,648.152 180,023.926 98,464.164 141,432.901 219,607.778 241,365.842 261,085.936 606,955.242 782,404.195 42,067.960 42,067.960 0.000

86

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation Moderate Growth - Initial Class -Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.936898 $1.902502 $1.605574 $1.462039 $1.503233 $1.343509 $1.056183 $1.582672 $1.479067 $1.309030 $1.199903 $1.064711 $0.844	$1.879554 $1.936898 $1.902502 $1.605574 $1.462039 $1.503233 $1.343509 $1.056183 $1.582672 $1.479067 $1.309030 $1.199903 $1.064711	47,559.307 123,802.790 333,701.974 124,754.037 124,001.514 124,104.906 136,513.522 154,933.380 175,955.918 154,139.178 184,803.851 91,569.709 628.296
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2015 2014 2013 2012 2011 2010 2009	$1.789678 $1.607474 $1.243464 $1.121374 $1.099686 $1.003146 $0.984669	$1.712501 $1.789678 $1.607474 $1.243464 $1.121374 $1.099686 $1.003146	96,105.654 263,222.402 179,885.381 140,872.807 103,957.012 94,612.136 164,254.049
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.273200 $2.903868 $2.815938 $2.265158 $2.420996 $2.108768 $1.592434 $2.784456 $3.007087 $2.129400 $1.890591 $1.433686 $1.064	$3.229287 $3.273200 $2.903868 $2.815938 $2.265158 $2.420996 $2.108768 $1.592434 $2.784456 $3.007087 $2.129400 $1.890591 $1.433686	80,543.100 156,635.803 126,608.804 115,863.575 127,107.107 153,659.540 205,991.121 213,980.280 303,956.885 243,430.059 183,372.557 249,353.599 141,437.415
TA JP Morgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.911018 $1.686162 $1.281948 $1.110107 $1.110207 $0.971153 $0.755010 $1.214189 $1.170247 $1.022456 $0.995663 $0.903588 $0.706	$1.895392 $1.911018 $1.686162 $1.281948 $1.110107 $1.110207 $0.971153 $0.755010 $1.214189 $1.170247 $1.022456 $0.995663 $0.903588	387,209.346 388,331.717 254,553.428 97,919.247 104,535.631 145,796.124 221,208.333 376,754.552 450,354.749 329,649.305 239,167.447 356,013.180 1,367,507.815
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.170913 $2.063317 $1.402219 $1.222684 $1.307783 $1.033909 $0.814366 $1.289378 $1.285789 $1.092643 $1.057672 $0.976384 $0.728	$2.408748 $2.170913 $2.063317 $1.402219 $1.222684 $1.307783 $1.033909 $0.814366 $1.289378 $1.285789 $1.092643 $1.057672 $0.976384	2,479.782 3,722.364 3,941.001 15,148.617 15,317.176 15,377.266 24,405.281 24,467.096 24,533.100 24,575.118 24,618.523 24,665.248 29,344.251

87

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.841647 $1.956698 $1.669358 $1.376877 $1.542291 $1.406257 $1.067815 $1.662599 $1.534669 $1.256337 $1.121460 $0.988170 $0.795	$1.829343 $1.841647 $1.956698 $1.669358 $1.376877 $1.542291 $1.406257 $1.067815 $1.662599 $1.534669 $1.256337 $1.121460 $0.988170	49,356.133 101,142.627 95,248.560 83,390.034 74,029.067 125,060.116 164,495.478 86,310.915 264,161.705 282,308.125 41,083.201 61,552.017 573,521.694
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.734331 $1.669318 $1.725779 $1.616724 $1.532735 $1.440582 $1.250812 $1.296409 $1.198895 $1.159058 $1.141145 $1.100269 $1.057	$1.733301 $1.734331 $1.669318 $1.725779 $1.616724 $1.532735 $1.440582 $1.250812 $1.296409 $1.198895 $1.159058 $1.141145 $1.100269	1,634,719.714 1,839,247.657 1,861,174.914 2,344,695.201 2,242,491.098 2,972,647.552 3,300,558.231 2,461,946.651 2,136,858.946 1,339,704.667 948,781.784 469,691.245 438,083.214
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.112730 $1.997727 $1.397032 $1.216649 $1.205352 $0.903397 $0.656205 $1.037117 $0.953327 $1.000000	$2.148035 $2.112730 $1.997727 $1.397032 $1.216649 $1.205352 $0.903397 $0.656205 $1.037117 $0.953327	490,606.034 953,977.129 1,244,453.153 537,162.437 264,662.153 457,877.760 352,166.472 100,967.961 34,944.244 31,334.614
TA WMC US Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.994299 $1.808460 $1.375473 $1.224577 $1.281584 $1.095985 $0.854679 $1.594824 $1.381826 $1.280569 $1.107079 $0.963156 $0.739	$2.114996 $1.994299 $1.808460 $1.375473 $1.224577 $1.281584 $1.095985 $0.854679 $1.594824 $1.381826 $1.280569 $1.107079 $0.963156	112,688.424 180,960.824 224,243.159 326,944.333 375,832.273 765,355.619 748,354.731 697,418.419 751,404.778 1,045,357.865 668,383.796 442,463.183 132,041.061
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.763003 $3.602955 $2.662879 $2.305216 $2.385877 $1.843184 $1.296675 $2.209283 $1.784469 $1.522885 $1.351056 $1.169963 $0.618	$3.641154 $3.763003 $3.602955 $2.662879 $2.305216 $2.385877 $1.843184 $1.296675 $2.209283 $1.784469 $1.522885 $1.351056 $1.169963	60,934.698 71,682.146 161,612.008 184,101.978 107,088.427 107,073.343 196,535.472 67,795.772 6,767.293 6,849.837 25,269.206 25,270.111 72,001.844

88

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Initial Class Subaccount Inception Date October 13, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.712950 $1.820166 $1.474810 $1.272734 $1.496114 $1.389521 $1.112090 $1.831795 $1.596493 $1.302305 $1.153030 $1.001104 $0.759	$1.722584 $1.712950 $1.820166 $1.474810 $1.272734 $1.496114 $1.389521 $1.112090 $1.831795 $1.596493 $1.302305 $1.153030 $1.001104	10,340.598 5,014.735 5,067.594 19,935.794 38,906.356 112,197.913 131,136.113 153,771.834 218,674.036 172,677.792 80,040.571 149,064.803 159,465.145
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.723952 $1.736620 $1.257457 $1.161461 $1.254313 $0.943775 $0.592214 $1.110891 $0.913439 $0.837324 $0.784383 $0.737599 $0.580	$1.625017 $1.723952 $1.736620 $1.257457 $1.161461 $1.254313 $0.943775 $0.592214 $1.110891 $0.913439 $0.837324 $0.784383 $0.737599	45,259.225 51,474.921 163,420.560 189,881.168 112,532.154 346,764.687 464,706.225 20,254.345 152,129.663 49,829.856 78,862.301 63,389.867 72,917.580
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2015 2014 2013 2012 2011 2010	$1.688608 $1.535309 $1.309842 $1.172367 $1.135313 $1.000000	$1.679633 $1.688608 $1.535309 $1.309842 $1.172367 $1.135313	124,774.470 125,657.304 48,805.939 61,908.741 59,304.010 64,822.465
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.051380 $1.010688 $0.828350 $0.737011 $0.969481 $0.823692 $0.541901 $1.039271 $0.873362 $0.811860 $0.789151 $0.756591 $0.530	$1.071186 $1.051380 $1.010688 $0.828350 $0.737011 $0.969481 $0.823692 $0.541901 $1.039271 $0.873362 $0.811860 $0.789151 $0.756591	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 4,667.547 4,469.141 494,672.402
AB Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.735299 $1.547674 $1.166023 $1.034356 $1.032093 $0.905811 $0.686852 $1.205553 $1.078118 $1.099834 $0.992572 $0.873163 $0.653	$1.874275 $1.735299 $1.547674 $1.166023 $1.034356 $1.032093 $0.905811 $0.686852 $1.205553 $1.078118 $1.099834 $0.992572 $0.873163	13,012.739 13,592.496 14,482.571 15,042.692 15,682.778 16,310.705 16,946.922 68,262.039 77,474.204 78,313.840 116,864.962 148,989.076 108,827.248

89

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.615867 $1.430067 $1.051681 $0.907958 $0.950421 $0.871834 $0.640654 $1.072589 $0.951182 $0.964473 $0.846104 $0.786798 $0.643	$1.777933 $1.615867 $1.430067 $1.051681 $0.907958 $0.950421 $0.871834 $0.640654 $1.072589 $0.951182 $0.964473 $0.846104 $0.786798	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 59,279.966 0.000 16,521.337
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.885789 $1.992338 $1.428972 $1.285451 $1.371134 $1.076049 $0.862762 $1.468969 $1.304487 $1.169252 $1.146916 $1.036545 $0.725	$1.943345 $1.885789 $1.992338 $1.428972 $1.285451 $1.371134 $1.076049 $0.862762 $1.468969 $1.304487 $1.169252 $1.146916 $1.036545	66,883.777 77,739.043 78,703.829 85,036.675 251,546.915 307,224.463 301,572.083 325,293.988 361,277.468 196,947.236 123,603.591 48,757.382 55,416.233
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.564732 $1.532283 $1.549213 $1.488599 $1.434995 $1.369980 $1.316861 $1.270151 $1.213998 $1.179060 $1.168298 $1.145334 $1.123	$1.577136 $1.564732 $1.532283 $1.549213 $1.488599 $1.434995 $1.369980 $1.316861 $1.270151 $1.213998 $1.179060 $1.168298 $1.145334	2,625,888.636 2,757,802.473 3,186,048.775 3,154,096.437 3,590,906.087 3,106,354.429 3,295,688.125 3,395,004.580 4,528,191.634 3,255,592.709 2,474,387.359 1,019,243.257 1,057,068.273
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.279512 $3.506722 $2.780367 $2.345873 $2.774685 $2.239936 $1.613469 $2.845878 $2.689786 $2.170995 $1.795784 $1.403131 $0.897	$3.444335 $3.279512 $3.506722 $2.780367 $2.345873 $2.774685 $2.239936 $1.613469 $2.845878 $2.689786 $2.170995 $1.795784 $1.403131	871,813.433 1,216,961.972 1,394,672.335 1,562,844.313 1,397,959.481 1,589,212.656 1,624,712.511 1,786,159.442 1,927,451.361 1,578,095.536 1,410,591.034 526,805.875 397,317.897
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.245415 $2.436708 $2.018047 $1.738037 $2.108457 $1.921919 $1.403761 $2.609832 $2.374239 $1.778797 $1.539099 $1.223687 $0.821	$2.073560 $2.245415 $2.436708 $2.018047 $1.738037 $2.108457 $1.921919 $1.403761 $2.609832 $2.374239 $1.778797 $1.539099 $1.223687	1,657,061.535 1,858,633.163 1,949,072.208 2,508,296.540 2,547,262.923 2,375,000.785 2,676,175.771 2,991,639.307 2,950,016.520 2,457,066.647 2,111,302.874 1,324,915.181 1,018,620.501

90

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.331552 $2.153419 $1.540675 $1.272952 $1.327998 $1.109158 $0.860061 $1.441822 $1.496749 $1.258606 $1.156087 $0.992228 $0.743	$2.235355 $2.331552 $2.153419 $1.540675 $1.272952 $1.327998 $1.109158 $0.860061 $1.441822 $1.496749 $1.258606 $1.156087 $0.992228	2,439,822.218 2,968,523.866 3,299,703.185 4,801,596.035 5,178,069.864 5,235,684.521 5,835,679.865 6,481,822.264 6,356,491.840 5,292,496.499 4,122,414.256 2,738,097.837 1,975,692.826
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.204091 $1.211387 $1.217407 $1.216377 $1.220179 $1.215846 $1.202571 $1.165498 $1.118629 $1.077128 $1.062080 $1.061815 $1.055	$1.198673 $1.204091 $1.211387 $1.217407 $1.216377 $1.220179 $1.215846 $1.202571 $1.165498 $1.118629 $1.077128 $1.062080 $1.061815	3,136,163.264 3,227,567.571 4,345,860.663 4,472,938.553 4,419,377.987 4,652,629.202 4,379,838.288 4,369,461.200 4,747,373.593 3,122,824.176 2,545,735.191 1,751,843.893 1,046,833.978
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.386220 $3.289685 $2.291678 $1.922285 $2.028926 $1.583751 $1.260192 $2.013419 $2.357726 $1.963698 $1.867137 $1.527732 $0.926	$3.185249 $3.386220 $3.289685 $2.291678 $1.922285 $2.028926 $1.583751 $1.260192 $2.013419 $2.357726 $1.963698 $1.867137 $1.527732	1,400,783.403 1,589,866.891 1,692,607.708 1,962,558.940 2,257,766.540 2,327,998.704 2,625,017.932 2,732,911.590 3,077,617.135 2,815,838.096 2,417,755.350 1,209,931.783 914,254.787
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.603180 $1.427712 $1.073479 $0.968292 $0.969229 $0.852501 $0.643655 $0.991328 $0.929166 $0.859154 $0.837514 $0.796501 $0.638	$1.536903 $1.603180 $1.427712 $1.073479 $0.968292 $0.969229 $0.852501 $0.643655 $0.991328 $0.929166 $0.859154 $0.837514 $0.796501	0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,196.458 6,730.009 6,145.081 105,744.537 103,043.648 82,137.189
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.824265 $1.704535 $1.421322 $1.300220 $1.204668 $1.054985 $0.869594 $1.246671 $1.175527 $1.019142 $0.986163 $0.948103 $0.791	$1.761548 $1.824265 $1.704535 $1.421322 $1.300220 $1.204668 $1.054985 $0.869594 $1.246671 $1.175527 $1.019142 $0.986163 $0.948103	2,438.667 3,660.645 3,875.656 4,018.646 4,144.844 4,163.068 4,183.137 18,248.060 18,287.824 55,472.865 106,553.489 89,101.357 78,836.449

91

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2015 2014 2013 2012 2011 2010	$1.265637 $1.287589 $1.113969 $1.018725 $1.083721 $0.000000	$1.177201 $1.265637 $1.287589 $1.113969 $1.018725 $1.083721	36,632.731 37,243.468 54,934.958 55,220.831 60,795.931 59,596.519
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.836718 $1.780853 $1.473773 $1.307694 $1.257457 $1.130295 $0.887741 $1.123355 $1.087909 $0.947787 $0.898411 $0.823457 $0.688	$1.685280 $1.836718 $1.780853 $1.473773 $1.307694 $1.257457 $1.130295 $0.887741 $1.123355 $1.087909 $0.947787 $0.898411 $0.823457	120,753.631 250,691.564 147,552.415 132,260.395 135,394.802 316,149.172 191,417.196 171,273.523 352,386.189 478,278.433 288,725.443 168,337.700 189,040.543
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.575318 $1.517021 $1.560402 $1.526738 $1.454141 $1.393069 $1.334027 $1.288914 $1.221828 $1.182055 $1.167228 $1.135042 $1.117	$1.571695 $1.575318 $1.517021 $1.560402 $1.526738 $1.454141 $1.393069 $1.334027 $1.288914 $1.221828 $1.182055 $1.167228 $1.135042	369,090.529 392,566.953 440,717.165 674,805.581 1,816,806.827 689,665.864 624,971.192 850,216.599 1,123,912.431 277,612.180 411,877.137 376,640.276 260,708.164
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.490162 $2.443080 $2.300638 $2.020960 $1.936049 $1.700132 $1.120629 $1.525617 $1.486169 $1.351274 $1.326143 $1.209590 $0.997	$2.408044 $2.490162 $2.443080 $2.300638l $2.020960 $1.936049 $1.700132 $1.120629 $1.525617 $1.486169 $1.351274 $1.326143 $1.209590	301,228.938 318,142.738 293,533.468 277,922.756 340,403.477 320,259.297 508,416.917 446,059.149 823,772.059 633,521.584 792,796.237 592,222.834 2,900,468.282
Federated Government Money Fund II(2) Subaccount Inception Date December 7, 1994	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.093718 $1.101888 $1.110226 $1.118632 $1.127004 $1.135419 $1.138773 $1.118890 $1.076133 $1.036978 $1.017256 $1.016629 $1.017	$1.085643 $1.093718 $1.101888 $1.110226 $1.118632 $1.127004 $1.135419 $1.138773 $1.118890 $1.076133 $1.036978 $1.017256 $1.016629	2,516,168.478 1,978,474.672 2,036,697.398 2,574,668.768 5,012,876.102 2,942,161.144 3,112,229.480 6,486,557.249 6,128,874.701 3,740,305.057 1,300,405.488 787,903.096 709,882.433

92

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.839092 $2.691209 $1.990295 $1.746298 $1.968276 $1.539202 $1.106984 $1.841767 $1.604856 $1.434664 $1.221755 $1.000	$2.778801 $2.839092 $2.691209 $1.990295 $1.746298 $1.968276 $1.539202 $1.106984 $1.841767 $1.604856 $1.434664 $1.221755	70,594.158 62,498.749 90,469.198 100,494.078 109,704.375 373,272.862 158,036.827 201,477.156 318,481.093 462,840.849 302,141.439 224,026.263
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.077850 $1.960231 $1.513439 $1.198007 $1.323542 $1.052999 $0.673217 $1.388839 $1.323523 $1.146197 $1.124815 $1.000	$2.000768 $2.077850 $1.960231 $1.513439 $1.198007 $1.323542 $1.052999 $0.673217 $1.388839 $1.323523 $1.146197 $1.124815	62,226.129 58,460.767 65,375.934 58,653.445 73,768.654 236,368.188 602,849.887 21,992.931 137,327.067 911.355 1,035.219 1,435.910
NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.618454 $2.801917 $2.822010 $2.434664 $3.161172 $2.742248 $1.703041 $4.071796 $2.858661 $2.140103 $1.639412 $1.378954 $0.870	$2.174836 $2.618454 $2.801917 $2.822010 $2.434664 $3.161172 $2.742248 $1.703041 $4.071796 $2.858661 $2.140103 $1.639412 $1.378954	49,040.234 150,408.576 178,093.454 195,471.331 374,923.096 356,308.947 506,275.529 395,134.780 444,202.252 531,265.945 593,387.513 207,493.666 298,053.075
Columbia Variable Portfolio – Mid Cap Growth Fund - Class 2 Shares Subaccount Inception Date April 26, 2013	2015 2014 2013	$1.278505 $1.202227 $1.000000	$1.337064 $1.278505 $1.202227	4,505.282 4,911.869 5,496.554
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.041467 $1.643870 $1.319885 $1.242491 $1.332536 $1.166602 $0.724925 $1.225154 $1.070706 $0.916532 $0.855419 $0.830041 $0.615	$2.225147 $2.041467 $1.643870 $1.319885 $1.242491 $1.332536 $1.166602 $0.724925 $1.225154 $1.070706 $0.916532 $0.855419 $0.830041	3,587.933 3,892.452 4,340.181 4,840.531 5,375.349 5,687.200 13,022.167 13,228.350 13,437.452 13,531.924 17,094.191 17,307.639 138,499.989

93

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.202751 $1.955195 $1.490280 $1.295991 $1.280928 $1.123044 $0.894835 $1.429603 $1.366826 $1.190108 $1.144147 $1.040340 $0.816	$2.214053 $2.202751 $1.955195 $1.490280 $1.295991 $1.280928 $1.123044 $0.894835 $1.429603 $1.366826 $1.190108 $1.144147 $1.040340	1,599,070.647 1,715,055.436 2,453,476.199 2,755,534.355 3,128,013.907 3,033,342.161 3,185,467.046 2,987,736.500 2,720,577.094 2,303,408.299 1,997,657.075 1,199,088.521 601,035.067
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.878096 $2.552680 $1.906061 $1.658178 $1.705325 $1.370434 $0.983603 $1.703236 $1.616796 $1.431957 $1.265777 $1.059954 $0.797	$2.815673 $2.878096 $2.552680 $1.906061 $1.658178 $1.705325 $1.370434 $0.983603 $1.703236 $1.616796 $1.431957 $1.265777 $1.059954	956,790.736 943,857.679 1,027,928.628 1,056,561.385 1,124,655.800 1,228,652.415 1,257,052.983 1,288,940.040 1,505,146.241 1,198,117.291 860,565.638 657,374.892 375,251.347
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.370951 $2.610284 $2.569938 $2.204421 $2.048103 $1.608907 $1.255178 $2.015271 $2.434636 $1.817860 $1.637629 $1.264203 $0.940	$3.420260 $3.370951 $2.610284 $2.569938 $2.204421 $2.048103 $1.608907 $1.255178 $2.015271 $2.434636 $1.817860 $1.637629 $1.264203	397,845.257 587,041.537 619,107.722 721,929.505 692,069.931 913,852.376 806,140.152 842,300.172 542,455.051 573,814.059 412,308.480 451,134.496 796,775.233
Vanguard International Subaccount Inception Date May 1, 2007	2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.122196 $1.203491 $0.983734 $0.825014 $0.961321 $0.836939 $0.590557 $1.080202 $1.000000	$1.105289 $1.122196 $1.203491 $0.983734 $0.825014 $0.961321 $0.836939 $0.590557 $1.080202	976,582.699 986,377.876 1,105,772.123 1,147,030.176 722,212.653 533,208.072 571,325.397 468,647.692 0.000
Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.454979 $1.440592 $1.435940 $1.385561 $1.368293 $1.310158 $1.159317 $1.209831 $1.149679 $1.104000 $1.087798 $1.073787 $1.045	$1.460392 $1.454979 $1.440592 $1.435940 $1.385561 $1.368293 $1.310158 $1.159317 $1.209831 $1.149679 $1.104000 $1.087798 $1.073787	2,540,328.936 2,317,270.682 2,143,325.792 2,627,656.100 2,789,049.764 2,624,337.415 2,174,669.489 1,624,972.547 1,839,908.393 1,359,403.994 1,142,790.161 810,288.698 703,167.020

94

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.652721 $1.572469 $1.621380 $1.570406 $1.469683 $1.390332 $1.322209 $1.265951 $1.192224 $1.151548 $1.132964 $1.095438 $1.061	$1.645892 $1.652721 $1.572469 $1.621380 $1.570406 $1.469683 $1.390332 $1.322209 $1.265951 $1.192224 $1.151548 $1.132964 $1.095438	2,174,063.006 1,751,595.984 2,160,720.569 2,249,109.293 2,185,060.282 2,272,009.119 1,620,590.868 1,441,962.202 1,710,133.553 1,225,763.972 464,698.859 328,976.964 357,180.924
Wanger International Subaccount Inception Date September 18, 1995	2014 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.095536 $3.262426 $2.686083 $2.226261 $2.627043 $2.118764 $1.425175 $2.639595 $2.286518 $1.679508 $1.392339 $1.076834 $0.729	$3.075452 $3.095536 $3.262426 $2.686083 $2.226261 $2.627043 $2.118764 $1.425175 $2.639595 $2.286518 $1.679508 $1.392339 $1.076834	106,551.444 160,020.136 232,764.214 217,048.284 185,412.450 406,045.205 242,219.984 260,112.179 345,045.751 262,088.161 146,456.705 454,008.176 248,012.565
Wanger USA Subaccount Inception Date September 20, 1995	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.815081 $2.706684 $2.038812 $1.711579 $1.786799 $1.459396 $1.033793 $1.726906 $1.650964 $1.541919 $1.396325 $1.188865 $0.836	$2.777093 $2.815081 $2.706684 $2.038812 $1.711579 $1.786799 $1.459396 $1.033793 $1.726906 $1.650964 $1.541919 $1.396325 $1.188865	157,913.609 235,040.292 265,880.798 297,079.309 421,916.009 477,511.737 643,088.987 693,532.203 1,043,658.627 1,169,927.477 953,921.041 661,593.565 687,354.715

(1)	Formerly known as TA Morgan Stanley Mid-Cap Growth.
(2)	Formerly known as Federated Prime Money Fund II.

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APPENDIX C: POLICY FORM NUMBER NA103

If you are a Policy Owner of Policy Form Number NA103, below is a description of the significant features of your Policy and the available investment choices that may be different than those described in the Prospectus. (The Policy Form Number appears on the bottom left-hand corner of your Policy.) Please see your actual Policy and any attachments for determining your specific coverage.

The Nursing Care and Terminal Condition Option, Unemployment Waiver Option, and the Guaranteed Minimum Death Benefit Options are currently not available to Policy Owners of Policy Form Number NA103.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Designated Period Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, TPLIC will move your investment out of the Portfolios and into the general account of TPLIC.

●	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

●	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies.

●	Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of at least 10 years, 15 years, or 20 years, as elected. If the Annuitant dies before the period certain ends, TPLIC will make any remaining payments to the Beneficiary.

●	Installment or Unit Refund Life Annuity—Available as either a fixed (Installment Refund) or variable (Unit Refund) Annuity Payment Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a period certain determined by dividing the Accumulated Value by the first Annuity Payment. If the Annuitant dies before the period certain ends, TPLIC will make any remaining payments to the Beneficiary.

●	Designated Period Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Mortality and Expense Risk Charge

TPLIC charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 0.50% of the net asset value of the Separate Account.

We guarantee that this annual charge will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to TPLIC’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then TPLIC will bear the loss. We expect to profit from this charge. We may use any profits for any proper purpose, including distribution expenses.

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Fee Table

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer Cash Value between investment choices. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases	None
Contingent Deferred Sales Load (surrender charge)	None
Transfer Fees(1)	$15
Special Service Fee	$0 - $25

(1)	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $15 fee for each transfer in excess of 12 per Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30

Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.50%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.65%

The next item shows the lowest and highest total operating expenses charged by the Portfolios for the year ended December 31, 2015. Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Portfolio Annual Expenses(1)	Lowest	Highest

Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.26%	1.73%

(1)	The fee table information relating to the Portfolios was provided to TPLIC by the underlying funds, their investment advisors or managers, and TPLIC has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE TABLE

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2015, and the highest combination of Separate Account expenses that you would incur on a $10,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. As noted in the Fee Table, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract’s Annuity Payment Options.

1 Year	3 Years	5 Years	10 Years
$241	$744	$1272	$2720

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You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

Minimum Balance Requirements

The minimum required balance in any Portfolio is $250, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $250 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), TPLIC will transfer the remaining balance to the remaining Portfolios under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Purchase Payment within three years, TPLIC may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your Contract is liquidated. TPLIC would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. We will not exercise this right to cancel your Contract if it is a Qualified Contract.

DEATH BENEFIT

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the greater of the then-current Accumulated Value of the Contract (plus any positive Market Value Adjustment applicable under any Guaranteed Period Option) or the Adjusted Death Benefit. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. When TPLIC receives Due Proof of Death of the Annuitant, TPLIC will calculate the Death Benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and TPLIC has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Paid as a lump sum, the Death Benefit is the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under any Guaranteed Period Option) on the date we receive Due Proof of Death; or

(2)	the Adjusted Death Benefit.

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Paid under one of the Annuity Payment Options, the Death Benefit will be based on the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under any Guaranteed Period Option) on the Annuity Date elected by the Beneficiary and approved by TPLIC; or

(2)	the Adjusted Death Benefit.

The amount of the Adjusted Death Benefit is calculated as follows. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase, depends on the Annuity Payment Option selected. Upon the Annuitant’s death, TPLIC will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries and name them in the application. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before TPLIC acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to TPLIC and obtaining approval from TPLIC. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

●	If there is more than one Beneficiary, each will share in the Death Benefit equally.
●	If one or two or more Beneficiaries have already died, TPLIC will pay that share of the Death Benefit equally to the survivor(s).
●	If no Beneficiary is living, TPLIC will pay the proceeds to the Contract Owner.
●	If a Beneficiary dies at the same time as the Annuitant, TPLIC will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before TPLIC receives due proof of the Annuitant’s death, TPLIC will pay proceeds as though the Beneficiary had died first.

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If a Beneficiary who is receiving Annuity Payments dies, TPLIC will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, TPLIC must pay out the entire value of the Contract within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, TPLIC must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

TPLIC will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which TPLIC may delay the payment beyond seven days:

●	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
●	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
●	the SEC permits a delay for your protection as a Contract Owner
●	the payment is derived from premiums paid by check, in which case TPLIC may delay payment until the check has cleared your bank.

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APPENDIX D: POLICY FORM NUMBER AV515 101 130 600

If you are a Policy Owner of Policy Form Number AV515 101 130 600, below is a description of the significant features of your Policy and the available investment choices that may be different than described in the Prospectus. (The Policy Form Number appears on the bottom left-hand corner of your Policy.) Please see your actual Policy and any attachments for determining your specific coverage.

Annuity Payment Options

The income you take from the Policy prior to the Annuity Commencement Date can take several different forms, depending on your particular needs. Except for the Interest Payments Option, Income for a Specified Period Option, and Income for a Specified Amount listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, TPLIC will move your investment out of the Portfolios and into the general account of TPLIC.

●	Interest Payments. We will pay the interest on the amount we use to provide annuity payments in equal payments, or this amount may be left to accumulate for a period of time to which you and TPLIC agree. You and TPLIC will agree on withdrawal rights when you elect this option.

●	Income for a Specified Period. We will make level payments only for a fixed period you choose. No funds will remain at the end.

●	Life Income. You may choose between:

Fixed Payments

●	No Period Certain–We will make level payments only during the Annuitant’s lifetime.
●	10 Years Certain—We will make level payments for the longer of the Annuitant’s lifetime or ten years.
●	Guaranteed Return of Policy Proceeds—We will make level payments for the longer of the Annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this option.

Variable Payments

●	No Period Certain—Payments will be made only during the lifetime of the Annuitant.
●	10 Years Certain—Payments will be made for the longer of the Annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable) (if applicable)

Payments will be made during the lifetime of the Annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the amount you surrender.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the Annuitant. (For qualified policies, the death benefit ceases at the date the annuitant reaches the IRS joint age limitation determined at Policy issue date.) The death benefit will be paid if the annuitant dies before age 101. The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

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●	Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

●	Joint and Survivor Annuity. You may choose between:

Fixed Payments

●	Payments are made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

●	Payments are made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable) (if applicable)

Payments will be made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule).

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving Annuitant. (For qualified policies the death benefit ceases on the date the surviving Joint Annuitant reaches the IRS joint age limitation.)

Mortality and Expense Risk Charge

TPLIC charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 0.60%, 0.50% or 0.45% (depending on the selected Death Benefit Option) of the net asset value of the Separate Account.

We guarantee that these annual charges will not increase. If the charges are more than sufficient to cover actual costs or assumed risks, any excess will be added to TPLIC’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then TPLIC will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

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FEE TABLE

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(1)	$10
Special Service Fee	$0 - $25

(1)	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each transfer in excess of 12 per Policy Year.
(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.45%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.60%
Optional Separate Account Expenses:
Double Enhanced Death Benefit	0.15%
6 Year Step-Up Death Benefit	0.05%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(1)	0.75%

Annual Optional Rider Fees:
Additional Death Benefit Fee(2)	0.25%
Additional Death Distribution – II(3)	0.55%

(1)	Total Separate Account Annual Expenses reflect the base separate account expenses plus the Double Enhanced Death Benefit.
(2)	The annual rider fee is 0.25% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination.
(3)	The annual rider fee is 0.55% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination.

The next item shows the lowest and highest total operating expenses charged by the Portfolios for the year ended December 31, 2015 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest

Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.16%	1.73%

(1)	The fee table information relating to the Portfolios is for the year ending December 31, 2015 (unless otherwise noted) and was provided to TPLIC by the underlying funds, their investment advisors or managers, and TPLIC has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

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EXAMPLE TABLE A

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2015, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, (2) full surrender at the end of each period, and (3) assuming no optional riders have been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (0.75%)	$252	$774	$1322	$2820
6 Year Step-Up to Age 81 Death Benefit Option (0.65%)	$241	$744	$1272	$2720
Return of Premium Death Benefit Option (0.60%)	$236	$729	$1247	$2670

EXAMPLE TABLE B

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2015, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, (2) full surrender at the end of each period, and (3) assuming the ADD-II rider has been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (0.75%)	$308	$942	$1601	$3364
6 Year Step-Up to Age 81 Death Benefit Option (0.65%)	$298	$912	$1552	$3270
Return of Premium Death Benefit Option (0.60%)	$293	$897	$1528	$3223

You should not consider these examples to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

Minimum Balance Requirements

The minimum required balance in any Portfolio is $500, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $500 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), TPLIC may transfer the remaining balance to the remaining Portfolios under the Policy on a pro rata basis. If the entire value of the Policy falls below $500, and if you have not made a Purchase Payment within three years, TPLIC may notify you that the Accumulated Value of your Policy is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your Policy is liquidated. TPLIC would then promptly pay proceeds to the Policy Owner. The proceeds would be taxed as a withdrawal from the Policy. Full withdrawal will result in an automatic termination of the Policy. We will not exercise this right to cancel your Policy if it is a Qualified Policy.

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DEATH BENEFIT

In General

Death proceeds are payable contingent upon the relationships between the Policy Owner, Annuitant, Policy Owner’s Beneficiary and the Owner’s Designated Beneficiary as described below.

Federal tax law requires that if a Policy Owner is a natural person and dies before the Annuity Commencement Date, then the entire value of the Policy must be distributed within five years of the date of death of the Policy Owner. If the Policy Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant Prior to the Annuity Commencement Date (During the Accumulation Phase)

If the Annuitant dies prior to the Annuity Commencement Date, the Beneficiary will be entitled to the death benefit. When we receive due proof of death of the Annuitant, we will calculate the death benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Policy Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Policy Owner does not make such a choice and TPLIC has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Death Proceeds Prior to Annuity Commencement Date

The amount of death proceeds will be the greatest of (a), (b) or (c) where:

(a)	is the Policy Value on the date we receive due proof of death and an election of a method of settlement;
(b)	is the Cash Value on the date we receive due proof of death and an election of a method of settlement, and;
(c)	is the Guaranteed Minimum Death Benefit (GMDB), if any, plus any additional premium payments received, less any Gross Partial Withdrawals from the date of death to the date of payment of death proceeds.

If you have not selected a payment option by the date of death, the Beneficiary may make such election within one year of the date we receive due proof of the Owner’s or Annuitant’s death. The Beneficiary may elect to receive the death proceeds as a lump sum payment or may use the death proceeds to provide any of the Annuity Payment Options described in the Policy. Interest on death proceeds will be paid as required by law .

Guaranteed Minimum Death Benefit

The amount of the Guaranteed Minimum Death Benefit (GMDB) is based on the death benefit option elected. You may not change the GMDB option after the policy is issued.

Option: Return of Premium Death Benefit

This GMDB is equal to the total premiums paid for this policy, less any Adjusted Partial Withdrawals (as described below) as of the date of death. Available for issue ages 0-85.

Option: 6 Year Step-Up Death Benefit

This GMDB is the higher of the initial premium or the Adjusted Policy Value on the 6th, 12th, 18th, ect. Policy Anniversary prior to the earlier of the date of death or the Annuitant’s 81st birthday plus premiums pad, less Partial Withdrawals subsequent to the date of the 6th Policy Anniversary with the largest Policy Value available for issue age 0-75.

Option: Double Enhanced Death Benefit

This GMDB is the greater of (1) and (2) where:

(1)	Is a 5% annually compounding death benefit, equal to the cumulative Premium Payments, minus Adjusted Partial Withdrawals, plus interest accumulated at 5% per annum from the payment or Withdrawal date to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday, and

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(2)	Is an annual Step-Up Death Benefit, equal to the largest Policy Value on the Policy Date or on any Policy Anniversary prior to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday, plus any Premium Payments (minus Adjusted Partial Withdrawals) since the date of the Policy Anniversary with the largest Policy Value available for issue ages 0-79.

If the Owner is a non-natural person, or if the Owner has elected to have the death proceeds paid upon the death of the Annuitant, the GMDB will be based upon the Annuitant’s age.

Adjusted Partial Withdrawal

A Partial Withdrawal will reduce the Guaranteed Minimum Death Benefit by an amount referred to as the Adjusted Partial Withdrawal. The Adjusted Partial Withdrawal may be a different amount than the Gross Partial Withdrawal. The Adjusted Partial Withdrawal is the total amount deducted from the GMDB as a result of a Partial Withdrawal as used in the GMDB provision. It is equal to the Gross Partial Withdrawal multiplied by an Adjustment Factor. The Adjustment Factor is equal to the amount of the death proceeds prior to the Partial Withdrawal divided by the Policy Value prior to the Partial Withdrawal.

Death of the Annuitant on or After the Annuity Commencement Date (During the Income Phase)

The Death Benefit, if any, payable if the Annuitant dies on or after the Annuity Commencement Date depends on the Annuity Payment Option selected. Upon the Annuitant’s death, TPLIC will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies on or after the Annuity Commencement Date, then any unpaid payments certain will be paid to the Beneficiary.

Joint Annuitants

The Policy permits you as Policy Owner to name a Joint Annuitant. This can have different effects depending on whether you are before or after the Annuity Commencement Date.

Prior to the Annuity Commencement Date, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

On or after the Annuity Commencement Date, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death on or after the Annuity Commencement Date will have no effect on the benefits due under the Policy.

Designation of a Beneficiary

The Policy Owner may select one or more Beneficiaries and name them in the application. Thereafter, while the Annuitant or Joint Annuitant is living, the Policy Owner may change the Beneficiary by written notice. The change will take effect as of the date the Policy Owner signs the notice, but it will not affect any payment made or any other action taken before TPLIC acknowledges the notice. The Policy Owner may also make the designation of Beneficiary irrevocable by sending written notice to TPLIC and obtaining approval from TPLIC. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies prior to the Annuity Commencement Date, the following will apply unless the Policy Owner has made other provisions:

●	If there is more than one Beneficiary, each will share in the Death Benefit equally.
●	If one or two or more Beneficiaries have already died, TPLIC will pay that share of the Death Benefit equally to the survivor(s).
●	If no Beneficiary is living, TPLIC will pay the proceeds to the Policy Owner.

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●	If a Beneficiary dies at the same time as the Annuitant, TPLIC will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before TPLIC receives due proof of the Annuitant’s death, TPLIC will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, TPLIC will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Policy Owner. If the Policy Owner is not living at this time, this right will pass to his or her estate.

Death of the Policy Owner

Death of the Policy Owner Prior to the Annuity Commencement Date. With two exceptions, federal tax law requires that when either the Policy Owner or the Joint Owner (if any) dies prior to the Annuity Commencement Date, TPLIC must pay out the entire value of the Policy within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Policy Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Policy Owner (or Joint Owner), the spouse may elect to continue the Policy in his or her name as Policy Owner indefinitely and to continue deferring tax on the accrued and future income under the Policy. (“Owner’s Designated Beneficiary” means the natural person whom the Policy Owner names as a beneficiary and who becomes the Policy Owner upon the Policy Owner’s death.) If the Policy Owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant Prior to the Annuity Commencement Date.

Death of the Policy Owner on or after the Annuity Commencement Date. Federal tax law requires that when either the Policy Owner or the Joint Owner (if any) dies during on or after the Annuity Commencement Date, TPLIC must pay the remaining portions of the value of the Policy at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Policy Owner. Where the Policy Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Policy Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Policy.) In addition, where the Policy Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Policy Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

TPLIC will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which TPLIC may delay the payment beyond seven days:

●	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted;
●	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted;
●	the SEC permits a delay for your protection as a Policy Owner; or
●	the payment is derived from premiums paid by check, in which case TPLIC may delay payment until the check has cleared your bank.

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APPENDIX E

DEATH BENEFIT – ADJUSTED PARTIAL WITHDRAWAL

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial withdrawal is equal to (1) multiplied by (2), where:

(1)	is the gross partial withdrawal;
(2)	is the adjustment factor = current death proceeds prior to the gross partial withdrawal divided by the policy value prior to the gross partial withdrawal, where death proceeds are equal to the maximum of policy value, cash value, and the death benefit.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

EXAMPLE 1
$75,000	current guaranteed minimum death benefit before withdrawal
$50,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,600	Total gross partial withdrawal
$23,400	adjusted partial withdrawal = 15,600 * (75,000/50,000)
$51,600	new guaranteed minimum death benefit (after withdrawal) = 75,000 - 23,400
$34,400	new policy value (after withdrawal)=50,000 – 15,600

Summary:

Reduction in guaranteed minimum death benefit	= $23,400
Reduction in policy value	= $15,600

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

EXAMPLE 2
$50,000	current guaranteed minimum death benefit before withdrawal
$75,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,450	Total gross partial withdrawal
$15,450	adjusted partial withdrawal = 15,450 * (75,000/75,000)
$34,550	new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,450
$59,550	new policy value (after withdrawal) = 75,000 – 15,450

Summary:
Reduction in guaranteed minimum death benefit	= $15,450
Reduction in policy value	= $15,450

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit prior to the withdrawal.

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APPENDIX F

ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

If you elected the Architect Guaranteed Lifetime Withdrawal Benefit identified below, which provides certain guaranteed benefits, the Company requires your policy value to be allocated into designated investment options. One or more of the designated investment choices may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. The Company’s requirement to invest in accordance with designated investment choices, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the Architect Guaranteed Lifetime Withdrawal Benefit. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment choices available under the Architect Guaranteed Lifetime Withdrawal Benefit that do not invest in funds that utilize volatility control strategies.

You may elect to purchase the optional Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) which provides you with a guaranteed lifetime withdrawal benefit if you invest in certain designated investment choices. You are also limited in the amount of your policy value that can be invested in the “equity” category of the designated investment choices (“maximum equity percentage”). This rider is available during the accumulation phase. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

The Architect GLWB may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the Architect GLWB.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Architect GLWB for a qualified policy.

Architect GLWB – Base Benefit

This benefit is intended to provide a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your Policy Value. Under this benefit, you can receive (first as withdrawals from your Policy Value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) death (unless your total withdrawal base is reduced to zero because of

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“excess withdrawals”; see Total Withdrawal Base Adjustments, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1⁄2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $5,000.00, which is the applicable income benefit percentage of (5.0%) multiplied by the total withdrawal base of $100,000, each calendar year for the rest of your life (assuming that you take your first withdrawal when you are age 70 – 74, and that you do not withdraw more than the maximum annual withdrawal amount in any one year).

Of course, you can always withdraw an amount up to your Policy Value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,705.88.

See “Appendix – Architect Guaranteed Lifetime Withdrawal Benefit Total withdrawal Base Adjustments” for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

●	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
●	We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
●	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.
●	All Policy Value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You are also limited to the amount of your Policy Value that can be invested in the “equity” category of the designated investment choices (see “Maximum Equity Percentage” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.
●	Cumulative withdrawals in any calendar year in excess of the maximum annual withdrawal amount are excess withdrawals.
●	An excess withdrawal may impact the maximum annual withdrawal amount and total withdrawal base on a greater than dollar-for-dollar basis.
●	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and no more guaranteed withdrawals can be made.

Like all withdrawals, withdrawals under this benefit also:

●	reduce your Policy Value;
●	reduce your base policy death benefit and other benefits;
●	may be subject to an excess interest adjustment;
●	may be subject to income taxes and federal tax penalties; and
●	may be limited or restricted under certain qualified policies.

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Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is not 59 years old on the date the rider is elected (“rider date”) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year during which the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage of the total withdrawal base.

For qualified policies: If the plan participant (generally the annuitant) is at least 70  1⁄2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

●	the maximum annual withdrawal amount described above; or
●	an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the Policy Value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance), and (4) amounts from the
●	current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each year (first from your Policy Value and, if necessary, as payments from us) under this rider regardless of your Policy Value. However, once your Policy Value reaches zero (by other than an excess withdrawal), you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reached zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining maximum annual withdrawal amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees. Payments after the Policy Value reaches zero are subject to our claims paying ability.

Please note:

●	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.
●	You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during the calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantee.
●	If the rider is added before the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until January 1st of the calendar year after the annuitant’s 59th birthday, however, you will still be charged a rider fee before this time.
●	Excess withdrawals may cause you to lose the benefit of the rider.
●	All Policy Value must be allocated to a limited number of specified funds and the allocation is subject to specified equity limits. (See “Designated Investment Choices” and “Maximum Equity Percentage,” below).

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

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Age at time of first withdrawal	Income Benefit Percentage
0-58	0%
59-64	4.0%
65-69	4.5%
70-74	5.0%
75-79	5.5%
80-84	6.0%
85-89	6.5%
90-94	7.0%
> 95	7.5%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the Policy Value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

●	We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount and rider fees. Your total withdrawal base is not a cash value (or Policy Value), a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Policy Value.
●	Because the total withdrawal base is generally equal to the Policy Value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Policy Value decreases before you elect the rider.
●	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and there are no more additional guaranteed withdrawals.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year (“excess withdrawals”) will reduce the total withdrawal base (on the date of the withdrawal) by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the Policy Value), possibly to zero. See “Appendix – Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices. If you elect the Architect GLWB, you must allocate 100% of your Policy Value to one or more of the following designated investment choices:

Non-Equity:

DFA – VA Global Bond Portfolio

DFA – VA Short-Term Fixed Portfolio

Federated Fund for U.S. Government Securities II

Federated Government Money Fund II

TA PIMCO Total Return – Initial Class

Vanguard Short-Term Investment-Grade Portfolio

Vanguard Total Bond Market Index Portfolio

Fixed Account

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Equity:

DFA – VA International Small Portfolio

DFA – VA International Value Portfolio

DFA – VA U.S. Large Value Portfolio

DFA – VA U.S. Targeted Value Portfolio

Federated Managed Tail Risk Fund II

Federated High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio – Initial Class

Fidelity® VIP Mid Cap Portfolio – Initial Class

Fidelity® VIP Value Strategies Portfolio – Initial Class

TA Asset Allocation – Conservative – Initial Class

TA Asset Allocation – Growth – Initial Class

TA Asset Allocation – Moderate – Initial Class

TA Asset Allocation – Moderate Growth – Initial Class

TA Barrow Hanley Dividend Focused – Initial Class

TA Efficient Markets – Initial Class

TA JPMorgan Enhanced Index – Initial Class

TA Multi-Managed Balanced – Initial Class

TA T. Rowe Price Small Cap – Initial Class

TA TS&W International Equity – Initial Class

TA Managed Risk – Balanced ETF – Initial Class

TA Managed Risk – Growth ETF – Initial Class

TA WMC US Growth – Initial Class

Vanguard Equity Index Portfolio

Vanguard International Portfolio

Vanguard Mid-Cap Index Portfolio

Vanguard REIT Index Portfolio

Wanger International

Wanger USA

If you elect this rider, you may transfer amounts among the designated investment choices. However, you cannot transfer any amount which would cause you to exceed your maximum equity percentage or to any other subaccount. Requiring that you designate 100% of your Policy Value to the designated investment choices, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.

Please note: We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Within 30 days after each rider anniversary (i.e., the anniversary of the rider date), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated investment choice.

Maximum Equity Percentage. You select either the 50%, 60%, or 70% maximum equity percentage at the time you elect the Architect GLWB. Your equity percentage is equal to your Policy Value in all designated investment choices in the “equity” category, divided by the total Policy Value. You cannot have more than your maximum equity percentage in “equity” investment choices. A higher maximum equity percentage results in a higher rider fee.

Asset Rebalancing. While the Architect GLWB is in effect, you must participate in asset rebalancing. Each month, and according to your instructions, we will automatically rebalance the amounts of your Policy Value in the designated investment choices to maintain your desired asset allocation. The amount of Policy Value you direct us to allocate to designated investment choices in the “equity” category cannot exceed your maximum equity percentage.

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We will notify you when any of the following has occurred:

●	you discontinue monthly asset rebalancing;
●	the asset allocation that you request results in Policy Value in designated investment choices in the “equity” category that exceeds your maximum equity percentage; or
●	you make a transfer that causes your Policy Value in “designated investment choices” in the “equity” category to exceed your maximum equity percentage.

We will give you 30 days to address any failure to continue monthly asset rebalancing or to maintain the maximum equity percentage. Failure to resume monthly asset rebalancing or to come into compliance with your maximum equity percentage will cause the rider to terminate.

Upgrades. As long as you are younger than the maximum rider issue age, you can upgrade the total withdrawal base to the Policy Value during the 30 day period following each rider anniversary, by sending us written notice (in good order). The maximum annual withdrawal amount will be recalculated at the time of the upgrade. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee (which may be higher than your current rider fee). The new rider date will be the date that the Company receives all information that it requires.

Please Note:

●	Even if the rider fee percentage does not increase, the dollar amount of the rider fee will increase because it will be based on a higher total withdrawal base.
●	If you upgrade while you are receiving systematic payouts of the maximum annual withdrawal amount, then after the upgrade the dollar amount of such systematic payouts may decrease for the reminder of the calendar year, even though the total withdrawal base increases. This is generally because the maximum annual withdrawal amount for the remainder of the calendar year is calculated based on the remaining partial year and the systematic payout is calculated on a yearly basis.

Annuitization. If you have reached your maximum annuity commencement date, we will allow you to annuitize your Policy and elect to receive lifetime annuity payments each year that are equal to your maximum annual withdrawal amount.

Architect GLWB – Joint Life Option

If you elect the Architect GLWB, you can also elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the death of the annuitant or the death of the annuitant’s spouse (only if the annuitant’s spouse is eligible and elects to continue the policy), whichever is later.

Please note that if you elect this option, then:

●	the annuitant’s spouse must be either (1) a joint owner along with the annuitant or, (2) the sole primary beneficiary and there is no joint owner.
●	A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
●	for purposes of the rider, the annuitant’s spouse cannot be changed.
●	the income benefit percentage is based on the age of the younger of the annuitant and the annuitant’s spouse.

Architect GLWB Fee

A rider fee, which is a percentage of the total withdrawal base on each rider anniversary, is charged annually before annuitization. The rider fee percentage depends on the maximum equity percentage that you select, and on whether you select the joint life option. The rider fee percentages are:

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Maximum Equity Percentage	Single Life Option	Joint Life Option
50%	0.30%	0.45%
60%	0.45%	0.65%
70%	0.65%	1.00%

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each designated investment choice in proportion to the amount of Policy Value in each designated investment choice.

Please Note: Because the rider fee is a percentage of you total withdrawal base, the fee can be substantially more than the rider fee percentage multiplied by your Policy Value if the total withdrawal base is higher than your Policy Value.

Architect GLWB Issue Requirements

The Company will not issue the Architect GLWB unless:

●	the annuitant is not yet age 91 (or younger if required by state law);
●	the annuitant is also an owner (except in the case of non-natural owners);
●	there are no more than two owners; and
●	if the joint life option is elected, the annuitant’s spouse is not yet age 91 (or younger if required by state law) and is also either (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Architect GLWB will terminate upon the earliest of the following:

●	the date we receive written notice from you requesting termination of the Architect GLWB, provided that the request is made in good order within 30 days after a rider anniversary;
●	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
●	discontinuing asset rebalancing, changing your asset rebalancing so that your Policy Value in designated investment choices in the “equity” category exceeds your maximum equity percentage, or making a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage, if any of these occurrences is not corrected within 30 days from the date we mail you a notice of the problem;
●	annuitization (however, if you have reached your maximum annuity commencement date, then you may choose an annuitization option which guarantees lifetime payments in an amount equal to your maximum annual withdrawal amount); or
●	termination of your policy.

Please note: This feature terminates upon annuitization, and there is a maximum annuity commencement date for your policy.

Architect Guaranteed Lifetime Withdrawal Benefit – Total Withdrawal Base Adjustments

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

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2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining before the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but before the withdrawal of the excess amount; and
C	is the total withdrawal base before the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, two parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)
2.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (“Non-Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% withdrawal (“WD”) beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD      = $4,500

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $90,000 in 10 years

Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $4,500 is withdrawn.

Result.	In this example, because no portion of the withdrawal was in excess of $4,500, the total withdrawal base does not change.

Example 2 (“Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% WD beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

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WD	= $10,000
EWD	= $5,500 ($10,000 - $4,500)
PV	= $90,000 in 10 years

Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $4,500 = $5,500 (the excess withdrawal amount)

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount must be computed. Had the withdrawal for this example not been more than $4,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $4,500. However, because an excess withdrawal has been taken, the total withdrawal base and, consequently, the maximum annual withdrawal amount, will decline.

New total withdrawal base:

Step One.	The total withdrawal base is reduced by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 4.5% WD)) * TWB before any adjustments
2.	($5,500 / ($90,000 - $4,500)) * $100,000 = $6,432.75

Step Three. Which is larger, the actual $5,500 excess withdrawal amount or the $6,432.75 pro rata amount?

$6,432.75 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $6,432.75 = $93,567.25

Result. The new total withdrawal base is $93,567.25

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (as a result of the excess withdrawal), we have to calculate a new maximum annual withdrawal amount that will be available starting on the next January 1st. This calculation assumes no more activity before the next January 1st.

Step One. What is the new maximum annual withdrawal amount?

$93,567.25 (the adjusted total withdrawal base) * 4.5% = $4,210.53

Result.	Going forward, the maximum you can take out in a year is $4,210.53 without causing an excess withdrawal that would further reduce of the total withdrawal base.

The Architect GLWB and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Architect GLWB. The application and operation of the Architect GLWB are governed by the terms and conditions of the rider itself.

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APPENDIX G

GUARANTEED MINIMUM INCOME BENEFIT

The optional Guaranteed Minimum Income Benefit (‘‘GMIB’’) assures you of a minimum level of income in the future by guaranteeing a minimum income base (discussed below) you can apply to a GMIB payment option and which also guarantees a minimum amount for those payments once you begin to receive them. The guarantee under the GMIB is supported by the general account assets of TPLIC. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options. The GMIB will not be issued if you are age 91 or older (earlier, if required by state law). You also have the option to upgrade your minimum income base.

You can annuitize under the GMIB (subject to the conditions described below) at the greater of the adjusted Policy Value or the minimum income base.

Minimum Income Base. The minimum income base on the rider date (i.e., the date the rider is added to the Policy) is the Policy Value. After the rider date, the minimum income base is:

●	the minimum income base on the rider date; plus
●	any subsequent premium payments; minus
●	any subsequent surrenders;
●	each of which is accumulated at the annual growth rate from the date of each transaction; minus any premium taxes.

The annual growth rate is currently 6% per year. Once the rider is added to your Policy, the annual growth rate will not vary during the life of that rider. Surrenders may reduce the minimum income base on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum income base may only be used to annuitize using the GMIB payment options and may not be used with any other annuity payment options. The GMIB payment options are:

●	Life Income—An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
●	Joint and Full Survivor—An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

NOTE CAREFULLY:

IF:

●	You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
●	The annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

●	We will make only one (two, three, etc.) annuity payments.

IF:

●	You annuitize using the GMIB before the 10th rider anniversary;

THEN:

●	the first payment will be calculated with an annuity factor age adjustment.See ‘‘Annuity Factor Age Adjustment’’ below.

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Annuity Factor Age Adjustment. If you annuitize using the GMIB before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 10 years from your age. This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. If you are over 84 when you elect the rider or upgrade your minimum income base, (earlier if required by state law), you will be subject to an annuity factor age adjustment if you annuitize under the rider. The age adjustment is as follows:

Number of Years Since the Rider Date	Age Adjustment: Number of Years Subtracted from Your Age
0-1	10
1-2	9
2-3	8
3-4	7
4-5	6
5-6	5
6-7	4
7-8	3
8-9	2
9-10	1
>10	0

The minimum income base is used solely to calculate the GMIB annuity payments and does not establish or guarantee a Policy Value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial criteria (such as the use of a 3% assumed investment return, or ‘‘AIR,’’ to calculate the first annuity payment, which results in a lower dollar amount for that payment than would result from using the 5.0% AIR that is used with the regular annuity payments), the level of lifetime income that it guarantees may be less than the level that would be provided by application of the adjusted Policy Value at otherwise applicable annuity factors. Therefore, the GMIB should be regarded as a safety net. The costs of annuitizing under the GMIB includes the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts (which may include an annuity age factor adjustment). These costs should be balanced against the benefits of a minimum payout level.

Moreover, the Initial Payment Guarantee—rider (described below) also provides for a minimum payout level, and it uses actuarial criteria (such as a 5.0% AIR) that provide for higher payment levels for a given Policy Value than the GMIB. You should carefully consider these factors, since electing annuity payments under the GMIB will generally be advantageous only when the minimum income base is sufficiently in excess of the adjusted Policy Value to overcome these disadvantages.

If the GMIB will not provide an annuity benefit that is as large as the base policy values under the policy after the Annuity Commencement Date, the Policy Owner may wish to purchase the Initial Payment Guarantee Rider. If both riders are purchased, the Policy Owner will not be subject to both rider fees at the same time.

In addition to the annual growth rate, other benefits and fees under the rider (the rider fee, the fee waiver threshold, the guaranteed payment fee, and the annuity factor age adjustment) are also guaranteed not to change after the rider is added. However, all of these benefit specifications may change if you elect to upgrade the minimum income base.

Minimum Income Base Upgrade. You can upgrade your minimum income base to the Policy Value after the first rider anniversary and before your 91st birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider. The Policy Value used will be the Policy Value calculated immediately after we receive all necessary information to complete the upgrade.

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If you upgrade:

●	the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees;
●	the new fees, thresholds and factors may be higher (or lower) than before; and
●	the new annual growth rate may be lower (or higher) than before.

Please note that if you upgrade, you will begin a new annuity factor age adjustment period. It generally will not be to your advantage to upgrade unless your Adjusted Policy Value exceeds your minimum income base on the applicable Policy Anniversary.

Conditions of Exercise of the GMIB. You can only annuitize using the GMIB within the 30 days after a Policy Anniversary after the GMIB is elected. You cannot, however, annuitize using the GMIB after the Policy Anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the last date to annuitize using the GMIB on page one of the rider.

NOTE CAREFULLY:

●	If you annuitize at any time other than indicated above, you cannot use the GMIB.
●	If you annuitize before the 10th rider anniversary there will be an annuity factor age adjustment. See ‘‘Annuity Factor Age Adjustment.’’

Guaranteed Minimum Stabilized Payments. Annuity payments under the GMIB are guaranteed to never be less than the initial payment. See the SAI for information concerning the calculation of the initial payment. The payments will also be ‘‘stabilized’’, that is, held constant during each Policy Year.

During the first Policy Year after annuitizing using the GMIB, each stabilized payment will equal the initial payment. On each Policy Anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that Policy Year. The stabilized payment on each Policy Anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. See the SAI for additional information concerning stabilized payments.

GMIB Fee. A rider fee, currently 0.45% of the minimum income base on the rider anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete surrender. The rider fee is deducted from each investment choice in proportion to the amount of Policy Value in each investment option. This fee is deducted even if the adjusted Policy Value exceeds the minimum income base. The rider fee on any given rider anniversary will be waived if the Policy Value exceeds the fee waiver threshold. The fee waiver threshold currently is two times the minimum income base.

Guaranteed Payment Fee. A guaranteed payment fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the GMIB, in addition to the Policy mortality and expense risk fee and administrative charge. The guaranteed payment fee is included on page one of the rider.

Termination. The GMIB will terminate upon the earliest of the following:

●	the date we receive written notice from you requesting termination of the GMIB (you may not terminate the rider before the first rider anniversary);
●	annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum income base under the GMIB);
●	upgrade of the minimum income base (although a new rider will be issued);
●	termination of your Policy; or
●	30 days after the Policy Anniversary after your 94th birthday (earlier if required by state law).

The GMIB rider may vary by state and may not be available in all states.

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APPENDIX H

ADDITIONAL DEATH BENEFIT

The optional Additional Death Benefit (“ADB”) pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your Policy, in certain circumstances. The ADB is only available for issue ages through age 80. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

ADB Amount. The ADB is only payable if you elected the rider prior to the death triggering the payment of the Policy death benefit and a death benefit is payable under the policy. The ADB is equal to:

●	the ADB factor (see below); multiplied by
●	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

●	the Policy Value on the date the death benefit is determined; minus
●	Policy Value on the rider date; minus
●	Premium Payments after the rider date; plus
●	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the ADB if there are no rider earnings on the date the death benefit is calculated.

If you purchase your Policy as part of a 1035 exchange or add the ADB after you purchase the Policy, rider earnings do not include any gains before the 1035 exchange or the date the ADB is added to your Policy.

The ADB factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable on the Policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the ADB will be considered.

Please see the SAI for an example which illustrates the ADB payable as well as the effect of a partial surrender on the ADB.

Spousal Continuation. If a spouse is eligible to and elects to continue the Policy as the new owner instead of receiving a death benefit and ADB, the spouse will generally receive a one-time policy value increase equal to the ADB. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80 if the ADB is still being offered. Certain owners may have the option to continue the rider without receiving the one-time policy value increase.

Rider Fee. A rider fee, 0.25% of the Policy Value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the ADB would not pay any benefits (because there are no rider earnings).

Termination. The rider will remain in effect until:

●	you cancel it by notifying our service center in writing,
●	the Policy is annuitized or surrendered, or
●	the ADB is paid or added to the Policy Value under a spousal continuation.

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Once terminated, the ADB may be re-elected if still being offered; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and of IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

The Additional Death Benefit may vary for certain policies and may not be available for all policies.

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APPENDIX I

ADDITIONAL DEATH BENEFIT – EXTRA

The optional ADB—Extra pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADB—Extra is available for issue ages through age 75. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

The ADB-Extra pays a percentage of the value of the death benefit under the Policy prior to adding the rider, as well as a different percentage of the gain under the Policy since the rider was added. Consequently, the ADB-Extra may be helpful if it is added after the Policy has been effective for a while, or if the Policy was issued as a result of an exchange from an existing policy with investment gain. The ADB-Extra is intended to provide an additional amount of death benefit. Please consult a tax adviser before electing this rider.

Additional Death Benefit Amount. The additional death benefit is only payable if you elected the rider five years prior to the death triggering the payment of the Policy death benefit, and a death benefit is payable under the Policy. If a death benefit is payable before the end of the fifth year, all rider fees paid since the rider date will be refunded. After the fifth year, the additional death benefit is equal to:

●	rider benefit percentage (40% for issues ages through age 70 and 25% for ages 71-75) multiplied by the sum of:
●	future growth (see below); and
●	the initial death benefit option multiplied by the Policy death benefit on the rider date, minus surrenders after the rider date that exceed future growth on the date of surrender.

Future growth equals:

●	the Policy death benefit payable; minus
●	the death benefit on the rider date; minus
●	premium payments after the rider date; plus
●	surrenders after the rider date that exceed the future growth on the date of the surrender.

No benefit is payable under the ADB—Extra if the Policy death benefit payable is less than one minus the initial death benefit option, multiplied by the death benefit at the time the rider was added (adjusted for surrenders after the rider date). For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional death benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional death benefit.

Spousal Continuation. If a spouse is eligible to and elects to continue the Policy as the new owner instead of receiving a death benefit and ADB-Extra, the spouse will generally receive a one-time policy value increase equal to the ADB-Extra. At this time the rider will terminate. The spouse will have the option of immediately re- electing the rider as long as they are under the age of 76 if the ADB-Extra is still being offered. Certain owners may have the option to continue the rider without receiving the one-time policy value increase.

Rider Fee. A rider fee, 0.50% of the Policy Value for the 50% initial death benefit option and 0.60% of the Policy Value for the 75% initial death benefit option, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider. The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

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Termination. The rider will remain in effect until:

●	you cancel it by notifying our service center in writing,
●	the Policy is annuitized or surrendered, or
●	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB—Extra may not be re-elected if still being offered for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The ADB—Extra may vary by state and may not be available in all states.

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APPENDIX J

ADDITIONAL DEATH DISTRIBUTION – II

The optional Additional Death Distribution – II (“ADD-II”) pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADD-II is only available for issue ages through age 75. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

ADD-II Amount. An additional death benefit is only payable if a death benefit is paid on the base Policy to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

●	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.
●	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the Policy Value less any premiums added after the rider date.

The rider benefit percentage may vary but will currently be equal to 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the ADD-II if the Policy Value on the date of death is less than the Premium Payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse is eligible to and elects to continue the Policy as the new owner instead of receiving a death benefit and ADB-II, the spouse will generally receive a one-time policy value increase equal to the ADB-II. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long he or she is under the age of 76 if the ADD-II is still being offered. Certain owners may have the option to continue the rider without receiving the one-time policy value increase.

Rider Fee. A rider fee, currently 0.55% of the Policy Value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider. The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

●	you cancel it by notifying our service center in writing,
●	the Policy is annuitized or surrendered, or
●	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADD-II may not be re-elected if still being offered for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The Additional Death Distribution - II may vary for certain policies and may not be available for all policies.

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ADVISOR’S EDGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Separate Account VA CC

Supplement Dated May 1, 2016

to the

Prospectus dated May 1, 2016

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Advisor’s Edge® Variable Annuity dated May 1, 2016

AdvEdg.FixedLim.2016

SEPARATE ACCOUNT VA CC

STATEMENT OF ADDITIONAL INFORMATION

for the

THE ADVISOR’S EDGE® VARIABLE ANNUITY

Offered by

Transamerica Premier Life Insurance Company

(An Iowa Stock Company)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advisor’s Edge® Variable Annuity policy (the “Policy”) offered by Transamerica Premier Life Insurance Company (the “Company” or “TPLIC”). You may obtain a copy of the Prospectus dated May 1, 2016, by calling 800-525-6205 or by writing to our Administrative Office, at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

May 1, 2016

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GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value – An amount equal to the policy value increased or decreased by any excess interest adjustments applied.

Administrative Office – Transamerica Premier Life Insurance Company, Attn: Customer Care Group, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit – An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Beneficiary – The person who has the right to the death benefit set forth in the policy.

Business Day – A day when the New York Stock Exchange is open for business.

Cash Value – The policy value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

Enrollment form – A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, full surrenders or transfers from the Guaranteed Period Options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by TPLIC since the date any payment was received by, or an amount was transferred to, a Guaranteed Period Option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account – One or more investment choices under the policy that are part of TPLIC’s general assets and are not in the separate account.

Good Order – An instruction that TPLIC receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that TPLIC does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Guaranteed Period Options (“GPO”) – The various guaranteed interest rate periods of the fixed account that TPLIC may offer and into which Premium Payments may be paid or amounts may be transferred.

Nonqualified Policy – A policy that does not qualify for special federal income tax treatment under the Code.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

Policy – The individual policy.

3

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

●	premium Payments; minus
●	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus
●	interest credited in the fixed account; plus or minus
●	accumulated gains or losses in the separate account; minus
●	service charges, premium taxes, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereafter.

Premium Payment – An amount paid to TPLIC by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Service Charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Successor Owner – A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

Supportable Payment – The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives TPLIC the information it requires. For some transactions, TPLIC may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that TPLIC establishes for such notices.

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THE POLICY – GENERAL PROVISIONS

OWNER

The Policy shall belong to the owner upon issuance of the Policy after completion of an enrollment form and delivery of the Initial Premium Payment. While the annuitant is living, the owner may: (1) assign the Policy; (2) surrender the policy; (3) amend or modify the Policy with the consent of TPLIC; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of your spouse in a community or marital property state.

Unless TPLIC has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the enrollment form, information provided in lieu thereof, or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives you and you predecease the annuitant, your estate will become the owner.

Note Carefully. If the owner does not name a successor (contingent) owner, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless TPLIC has received written notice of the trust as a successor owner signed before the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no successor (contingent) owner is named in a written notice received by TPLIC.

The owner may change the ownership of the policy in a written notice. When the change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, however, TPLIC is not responsible for payments made or other action taken before the change is recorded. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the successor owner within five years of the owner’s death, or payments must be made for a period certain or for the successor owner’s lifetime so long as any period certain does not exceed that successor owner’s life expectancy, if the first payment begins within one year of your death.

ENTIRE POLICY

The policy, any endorsements thereon, the enrollment form, or information provided in lieu thereof constitute the entire Policy between TPLIC and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof. No registered representative has authority to change or waive any provision of the policy.

NON-PARTICIPATING

The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of TPLIC.

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MISSTATEMENT OF AGE OR GENDER

During the Accumulation Phase. If the age of any person upon whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.

TPLIC reserves the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.

After the Annuity Commencement Date. TPLIC may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, TPLIC will change the payment associated with any benefits payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.

ASSIGNMENT

Any Non-Qualified Policy may be assigned by you before the Annuity Date and during the Annuitant’s lifetime. TPLIC is not responsible for the validity of any assignment. No assignment will be recognized until TPLIC receives, in good order at the Administrative Office, the appropriate TPLIC form notifying TPLIC of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. TPLIC shall not be liable as to any payment or other settlement made by TPLIC before receipt of the appropriate TPLIC form.

EXCESS INTEREST ADJUSTMENT

Money that you withdraw from, transfer out of, or apply to an annuity payment option from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if the interest rates TPLIC sets have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a Guaranteed Period Option below the Premium Payments and transfers to that Guaranteed Period Option, less any prior partial withdrawals and transfers from the Guaranteed Period Option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment (“EIA”) is:

EIA = S* (G-C)* (M/12)

Where

S =	the gross amount being surrendered, withdrawn, transferred or applied to a Payment Option that is subject to the EIA.

G =	the guaranteed interest rate applicable to S.

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C =	the current guaranteed interest rate then being offered on new Premium Payments for the next longer Guaranteed Period than “M”. If this policy form, or such a Guaranteed Period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M =	the number of months remaining in the Guaranteed Period for S, rounded up to the next higher whole number of months.

There is no cap on positive EIA adjustment. The floor on a negative EIA is effective on full surrender.

On full surrender, each Guaranteed Period Option’s contribution to the adjusted Policy Value will never fall below the sum of Premium Payments, less any prior withdrawals and transfers from that GPO, plus interest at the guaranteed effective annual interest rate.

Some states may not allow an EIA.

Example 1 (Full Surrender, rates increase by 3%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee period rate:	5.50% per annum
Assumed Guaranteed Minimum Interest Rate	1.50%
Surrender:	Middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 1.5 = 51,129.21
Excess interest adjustment
G = .055
C = .085
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.085) * (42/12)
= -5,250.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 51,129.21 - 54,181.21 = -3,052.00
Adjusted policy value = Cash Value*	= Policy value + excess interest adjustment = 54,181.21 + (-3,052.00) = 51,129.21

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Example 2 (Full Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 1.5 = 51,129.21
Excess interest adjustment
G = .055
C = .045
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.045) * (42/12) = 1,750.00
Adjusted policy value = Cash Value*	= 54,181.21 + 1,750.00 = 55,931.21

*	Upon full surrender of the policy, the cash value will never be less than that required by the nonforfeiture laws as applicable in the state issue.

On a partial surrender, TPLIC will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by an amount equal to:

R - E

R         =         the requested partial surrender; and

E         =         the excess interest adjustment

Example 3 (Partial Surrender, rates increase by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000 (requested withdrawal amount after penalties); middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Excess interest adjustment
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .065
M = 42
E = 15,818.79 * (.055 - .065) * (42/12) = -553.66
Remaining policy value at middle of policy year 2	= 54,181.21 - (R – E)
= 54,181.21 - (20,000.00 - (-553.66)) = 33,627.55

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Example 4 (Partial Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Excess interest adjustment
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .045
M = 42
E = 15,818.79 * (.055 - .045)* (42/12) = 553.66
Remaining policy value at middle of policy year 2	= 54,181.21 - (R – E)
= 54,181.21 - (20,000.00 – 553.66) = 34,734.87

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

In order to supplement the description in the Prospectus and Appendixes A, B and C thereto, the following provides additional information about the Policy which may be of interest to Policy Owners.

The amounts shown in the Annuity Tables contained in your Policy represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Policy corresponding to the Annuity Payment Option elected by the Policy Owner and based on an assumed interest rate of 5%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days before the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

(a) =	the Annuity Unit Value for the immediately preceding Business Day;

(b) =	the Net Investment Factor for the day;

(c) =	the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount resulting from:

(a) =	any increase or decrease in the value of the Subaccount attributable to investment results;

(b) =	a daily charge assessed at an annual rate of 0.40% for the mortality and expense risks assumed by TPLIC of the value of the Subaccount;

(c) =	a daily charge for the cost of administering the Policy corresponding to an annual charge of 0.15% of the value of the Subaccount.

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The Annuity Tables contained in the Policy are based on the A2000 Table, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females) at the minimum guaranteed interest rate.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing subaccount to Annuity Units of any other subaccount(s) then available. The written request for an exchange must be received by us, however, in good order, at least ten Business Days before the first payment date on which the exchange is to take effect. An exchange shall result in the same dollar amount as that of the Annuity Payment on the date of exchange (the “Exchange Date”). Each year you may make an unlimited number of free exchanges between Subaccounts. We reserve the right to charge a $10 fee in the future for exchanges in excess of twelve per Policy Year.

Exchanges will be made using the Annuity Unit Value for the subaccounts on the date the written request for exchange is received. On the Exchange Date, TPLIC will establish a value for the current subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing subaccounts and compute the number of Annuity Units for the new subaccounts by dividing the Annuity Unit Value of the new subaccounts into the value previously calculated for the existing subaccounts.

STABILIZED PAYMENTS

If you have selected a payout feature that provides for stabilized payments (i.e. the Initial Payment Guarantee), please note that the stabilized payments remain constant throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On your annuitization anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased because more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased because fewer variable annuity units are credited to you.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

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Hypothetical Changes in Annuity Units with Stabilized Payments*
AIR			3.50%

First Variable Payment			$500
		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:		400.0000	1.250000	$500.00	--	--	400.0000
	February 1	400.0000	1.254526	$501.81	$500.00	0.0084	400.0084
	March 1	400.0000	1.253122	$501.25	$500.00	0.0058	400.0142
	April 1	400.0000	1.247324	$498.93	$500.00	(0.0050)	400.0092
	May 1	400.0000	1.247818	$499.13	$500.00	(0.0040)	400.0051
	June 1	400.0000	1.244178	$497.67	$500.00	(0.0109)	399.9943
	July 1	400.0000	1.250422	$500.17	$500.00	0.0008	399.9951
	August 1	400.0000	1.245175	$498.07	$500.00	(0.0090)	399.9861
	September 1	400.0000	1.251633	$500.65	$500.00	0.0030	399.9891
	October 1	400.0000	1.253114	$501.25	$500.00	0.0058	399.9949
	November 1	400.0000	1.261542	$504.62	$500.00	0.0212	400.0161
	December 1	400.0000	1.265963	$506.39	$500.00	0.0293	400.0454
	January 1	400.0000	1.270547	$508.22	$500.00	0.0387	400.0841
	February 1	400.0841	1.275148	$510.17	$508.33	0.0086	400.0927

Expenses included in the calculations are 0.40% mortality and expense risk fee, 0.15% administrative expenses, 0.00% rider charge, and 1.00% portfolio expenses (1.00% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

PERFORMANCE INFORMATION

MONEY MARKET SUBACCOUNT YIELDS

Current yield for the Federated Government Money Fund II will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [((Base Period Return)+1)365/7]-1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)[6]-1]
cd

Where:

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[a]	equals the net investment income earned during the period by the Portfolio attributable to shares owned by a subaccount;
[b]	equals the expenses accrued for the period (net of reimbursement);
[c]	equals the average daily number of Units outstanding during the period; and
[d]	equals the maximum offering price per Accumulation Unit on the last day of the period.

Yield on a subaccount is earned from the increase in net asset value of shares of the Portfolio in which the subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the subaccounts, TPLIC will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads (including any contingent deferred sales load), the Annual Policy Fee and all other Portfolio, Separate Account and Policy level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Policy over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

P(1+T)n=ERV

Where:

(1) [P]	equals a hypothetical initial Premium Payment of $1,000;
(2) [T]	equals an average annual total return;
(3) [n]	equals the number of years; and
(4) [ERV]	equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

TPLIC may also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may also make other assumptions, such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders or annuity payments.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

NON-STANDARDIZED ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURN

TPLIC may show Non-Standardized Adjusted Historical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the Policy was in existence prior to its inception date (which it was not). After the Policy’s inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified Premium Payment patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses, and 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date. However, they do not include the Annual Policy Fee, any sales loads or Premium Taxes (if any), which, if included, would reduce the percentages reported.

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INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

TPLIC may from time to time use computer-based software available through Morningstar, CDA/Wiesnberger and/or other firms to provide registered representatives and existing and/or potential owners of Policies with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).

PERFORMANCE

We periodically advertise performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges. These figures may also reflect any applicable premium enhancement.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by TPLIC. The assets are kept physically segregated and held separate and apart from TPLIC’s general account assets. The general account contains all of the assets of TPLIC. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the subaccounts and the general account.

STATE REGULATION OF TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

TPLIC is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Department of Commerce, Insurance Division. An annual statement is filed with the Iowa Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of TPLIC as of December 31st of the preceding calendar year. Periodically, the Iowa Commissioner of Insurance examines the financial condition of TPLIC, including the liabilities and reserves of the Separate Account the operations of TPLIC are also examined periodically by the National Association of Insurance Commissioners. In addition, TPLIC is subject to regulation under the insurance laws of the other jurisdictions in which it may operate.

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RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by TPLIC. As presently required by the Investment Company Act of 1940 and regulations promulgated there under, TPLIC will mail to all Policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports as required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments TPLIC sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the policies. TCI’s home office is located at 1801 California Street, Suite 5200 Denver, Colorado 80202. TCI, like TPLIC, is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through fee-only advisors who are not paid a commission. The Policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. During fiscal years 2015, 2014 and 2013, TCI paid no amounts in commissions in connection with the sale of the Policies.

ADMINISTRATIVE SERVICES CONTRACTS

We and TCI, the principal underwriter for the Policies, have contracted with Planning Corporation of America (“PCA”), a subsidiary of Raymond James & Associates, Inc., to provide certain administrative services to owners who purchase a Policy through registered representatives of PCA. The administrative services include customer application processing, agent insurance licensing and appointment process, and aggregation of customer statements. We pay Planning Corporation of America a fee equal to 0.15% of the amount of assets in the Policy that are sold by PCA registered representatives. During 2013, 2014 and 2015, we paid PCA $3,960.80, $3,991.74 and $2,487.87 respectively, in connection with this contract.

We have contracted with Low Load Insurance Services, Inc. (“Low Load”), to provide certain administrative services. The administrative services include customer application or order form processing, ongoing customer service and marketing support. We pay Low Load an annual fee equal to 0.10% of the amount of assets in the Policies that Low Load provides administrative services for registered representatives. During 2013, 2014 and 2015, we paid Low Load $1,813.46, $2,213.21 and $2,195.61 respectively, in connection with this contract.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account VA CC as of December 31, 2015 and for the years ended December 31, 2015 and 2014, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2015 and 2014 and for the two years ended December 31, 2015 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,

One North Wacker Drive

Chicago, IL 60606

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The statutory-basis statement of operations, changes in capital and surplus and cash flow of Transamerica Premier Life Insurance Company for the year ended December 31, 2013, appearing here in, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of certain subaccounts of the Separate Account which are available for investment by Advisor’s Edge Policy Owners as of December 31, 2015, and for the periods indicated thereon, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2015, and 2014, and for each of the three years in the period ended December 31, 2015, including the Reports of Independent Registered Public Accounting Firm thereon, also are included in this Statement of Additional Information. They should be distinguished from the financial statements of the subaccounts of the Separate Account which are available for investment by Advisor’s Edge Policy Owners and should be considered only as bearing on the ability of TPLIC to meet its obligations under the Policies. They should not be considered as bearing on the safety or investment performance of the assets held in the Separate Account.

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APPENDIX A

ADDITIONAL DEATH BENEFIT — ADDITIONAL INFORMATION

The following examples illustrate the additional death benefit payable by this rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 70 on the Rider Date.

Example 1

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Policy Value on date of Surrender	$150,000
Rider Earnings on Date of Surrender (Policy Value – Policy Value on Rider Date – Premiums paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Policy Death Benefit on the date of Death Benefit Calculation:	$200,000
Policy Value on the date of Death Benefit Calculations	$175,000
Rider Earnings (= Policy Value – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings at time of Surrender = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$222,000

Example 2

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Policy Death Benefit on the date of Death Benefit Calculation:	$100,000
Policy Value on the date of Death Benefit Calculations	$75,000
Rider Earnings (= Policy Value – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings at time of Surrender = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$100,000

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APPENDIX B

ADDITIONAL DEATH BENEFIT - EXTRA — ADDITIONAL INFORMATION

Assume the Additional Death Benefit - Extra is added to a new policy opened with $100,000 initial premium. The client is less than age 70 on the Rider Date. The client chose the 75% Initial Death Benefit Option with a Rider Fee of 0.60%. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Death Proceeds are equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Death Proceeds are equal to $145,000. After 5 years, the Death Proceeds have grown to $130,000.

Example

Death Proceeds on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.60% * $110,000)	$660
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$660
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.60% * $95,000)	$570
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $660 + $570)	$1,230
...	…
Future Growth prior to premium payment in 3rd year (= Current Death Proceeds – Death Proceeds on Rider Date – Premiums paid after Rider Date + Withdrawal amounts that exceeded Future Growth prior to withdrawal = $115,000 – $100,000 – $0 + $0)	$15,000
Percentage of Initial Death Proceeds remaining (= Initial Death Benefit Option * Death Proceeds on Rider Date – withdrawal amounts that exceeded Future Growth prior to withdrawal = 75% * $100,000 - $0)	$75,000
Rider Benefit Base (= Future Growth + Percentage of Initial Death Proceeds remaining = $15,000 + $75,000)	$90,000
Future Growth after premium payment (= $140,000 (increased by premium) – $100,000 - $25,000 + $0)	$15,000
Percentage of Initial Death Proceeds remaining (= 75% * $100,000 - $0)	$75,000
Rider Benefit Base (= $15,000 + $75,000)	$90,000
...	…
Future Growth prior to withdrawal in 4th Rider Year (= $145,000 – $100,000 - $25,000 + $0)	$20,000
Amount of Withdrawal that exceeds Future Growth prior to withdrawal (= maximum of 0 and $35,000 - $20,000)	$15,000
Future Growth just after withdrawal in 4th Rider Year (= $110,000 (reduced by withdrawal ignoring any potential adjustments on a variable policy) – $100,000 - $25,000 + $15,000)	$0
Percentage of Initial Death Proceeds remaining after withdrawal (= 75% * $100,000 - $15,000)	$60,000
Rider Benefit Base (= $0 + $60,000)	$60,000
...	…
Future Growth after 5 Years (=$130,000 – $100,000 - $25,000 + $15,000)	$20,000
Percentage of Initial Death Proceeds remaining (= 75% * $100,000 - $15,000)	$60,000
Rider Benefit Base (= $20,000 + $60,000)	$80,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 40% * $80,000	$32,000
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $130,000 + $32,000)	$162,000

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APPENDIX C

ADDITIONAL DEATH DISTRIBUTION - II — ADDITIONAL INFORMATION

Assume the Additional Death Distribution - II is added to a new policy opened with $100,000 initial premium. The client is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Policy Value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Policy Value is equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the death proceeds is $145,000.

Example

Account Value on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50

Rider Benefit Base in 3rd Rider Year prior to Premium addition (= Account Value less premiums added since Rider Date = $115,000 – $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Premium addition (= $140,000 - $25,000)	$115,000

Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less premiums added since Rider Date = $145,000 - $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal (Account Value less premiums added since Rider Date =$110,000 - $25,000)	$85,000

Rider Benefit Base after 5th Rider Year (= Account Value less premiums added since Rider Date = $130,000 - $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

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THE ADVISOR’S EDGE SELECT®

VARIABLE ANNUITY

Issued Through

Separate Account VA CC

By

Transamerica Premier Life Insurance Company

Prospectus

May 1, 2016

The Advisor’s Edge Select® Variable Annuity (the “Policy”) provides a means of investing on a tax-deferred basis in a variety of portfolios of underlying mutual funds (the “Portfolios”) and a fixed account which offers interest at rates that are guaranteed by Transamerica Premier Life Insurance Company. The Policy is an individual variable annuity policy and is intended for retirement savings or other long-term investment purposes. For investments in the Subaccounts, the Policy Owner (“You,” “Your”) bears all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Policy provides a Right to Cancel period of at least 20 days (30 days or more in some instances) during which the Policy may be cancelled.

Before investing you should carefully read this prospectus and the accompanying prospectuses for the Portfolios of the underlying mutual funds. These prospectuses give you important information about the Policy and the Portfolios, including the objectives, risks, and strategies of the Portfolios; you should keep them for future reference.

A Statement of Additional Information (“SAI”) for the Policy prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free of charge by calling our Administrative Office at 1-800-525-6205. The Table of Contents of the Statement of Additional Information is included at the end of this prospectus. Information about the variable annuity also can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

The Policy is not available in all states.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. We have not authorized anyone to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Please note that the policies, fixed account, and the separate account investment choices:

● are not bank deposits

● are not federally insured

● are not endorsed by any bank or government agency

● are not guaranteed to achieve their goal

● are subject to risks, including loss of premium

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in underlying funds of the Portfolio listed below:

SUBACCOUNT	PORTFOLIO

Columbia Variable Portfolio - Small Company Growth Fund	Columbia Variable Portfolio - Small Company Growth Fund
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
Federated Government Money Fund II	Federated Government Money Fund II
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares
Federated Managed Volatility Fund II	Federated Managed Volatility Fund II
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA Janus Mid-Cap Growth	Transamerica Janus Mid-Cap Growth VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA MFS International Equity	Transamerica MFS International Equity VP
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
TA TS&W International Equity	Transamerica TS&W International Equity VP
TA WMC US Growth	Transamerica WMC US Growth VP
Equity Index Portfolio	Equity Index Portfolio
International Portfolio	International Portfolio
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio
REIT Index Portfolio	REIT Index Portfolio
Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio
Wanger International	Wanger International
Wanger USA	Wanger USA
For more information on the underlying funds, please refer to the prospectus for the underlying fund.

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Contents
4	Glossary	42	Additional Features

6	Summary	47	Other Information

10	Fee Table	53	Table of Contents of Statement of Additional Information

11	Example	54	Appendix A: Portfolios Associated with the Subaccounts

13	The Annuity Policy	57	Appendix B: Condensed Financial Information

14	Purchase	84	Appendix C: Policy Form Number AV375

16	Investment Choices	89	Appendix D: Death Benefit – Adjusted Partial Withdrawal

22	Performance	90	Appendix E: Additional Death Benefit — Additional Information

22	Expenses	91	Appendix F: Additional Death Benefit II – Additional Information

25	Access To Your Money	92	Appendix G: Architect Guaranteed Lifetime Withdrawal Benefit Rider

27	Annuity Payments	101	Appendix H: Guaranteed Minimum Income Benefit

31	Death Benefit	104	Appendix I: Additional Death Benefit – Extra

33	Tax Information

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GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value – The policy value increased or decreased by any excess interest adjustments.

Administrative Office – Transamerica Premier Life Insurance Company, Attn: Customer Care Group 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

Annual Policy Service Charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Beneficiary – The person who has the right to the death benefit set forth in the policy.

Business Day – A day when the New York Stock Exchange is open for business.

Cash Value – The Policy Value increased or decreased by an excess interest adjustment, less the Annual Policy Service Charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

Excess Interest Adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, surrenders or transfers from the guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by Transamerica Premier Life Insurance Company since the date any payment was received by, or an amount was transferred to, a guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the Owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account – One or more investment choices under the Policy that are part of Transamerica Premier Life Insurance Company’s general assets and are not in the Separate Account.

Good Order – An instruction that Transamerica Premier Life Insurance Company receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that Transamerica Premier Life Insurance Company does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Guaranteed Period Options (“GPO”) – The various guaranteed interest rate periods of the fixed account that Transamerica Premier Life Insurance Company may offer and into which Premium Payments may be paid or amounts may be transferred.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

Policy – The individual policy.

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

●	Premium Payments; minus
●	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus
●	interest credited in the fixed account; plus or minus
●	accumulated gains or losses in the separate account; minus
●	services charges, premium taxes, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereafter.

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Premium Payment – An amount paid to Transamerica Premier Life Insurance Company by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives Transamerica Premier Life Insurance Company the information it requires. For some transactions, Transamerica Premier Life Insurance Company may accept an electronic notice, such as telephone instructions, instead of written notice. Such written or electronic notice must meet the requirements for good order that Transamerica Premier Life Insurance Company establishes for such notices.

5

SUMMARY

The numbered sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding numbered headings. Please read the full prospectus carefully.

1.	THE ANNUITY POLICY

The Advisor’s Edge Select® Variable Annuity

The Advisor’s Edge Select® Variable Annuity is a flexible-premium variable annuity offered by Transamerica Premier Life Insurance Company (“TPLIC,” “We,” “Us,” “Our”). The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying funds and a fixed account offered by TPLIC.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Policy provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Policy among the various Portfolios and the fixed account available under the Policy. You can contribute additional amounts to the Policy and you can take withdrawals from the Policy during the Accumulation Phase. The value of your investment depends on the investment performance of the Portfolios of the underlying funds that you choose, and the interest rate we credit to the fixed account. (That interest rate will not be less than the guaranteed minimum effective annual interest rate shown on your Policy.) Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Policy. See ANNUITY PAYMENTS, for more information about Annuity Payment Options.

2.	PURCHASE

You can buy the Policy with a minimum investment of $10,000 for Non-Qualified Policies and $1,000 for Qualified Policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add $500 or more to Non-Qualified Policies and $25 or more to Qualified Policies at any time during the Accumulation Phase. We reserve the right to require prior approval of any cumulative Premium Payments over $1,000,000 (this includes subsequent Premium Payments) for policies with the same owner or same annuitant.

3.	INVESTMENT CHOICES

When you purchase the Policy, your Premium Payments are deposited into the Separate Account VACC (the “Separate Account”) or the fixed account, according to your allocation instructions. The Separate Account contains a number of Subaccounts that invest exclusively in shares of corresponding Portfolios of the underlying mutual funds (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TPLIC, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Policy Owners.

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to charge a $10 fee for each transfer in excess of 12 transfers per Policy Year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Policy. For investments in the Subaccounts, you bear all

6

investment risk (including the possible loss of principal), and investment results are not guaranteed. From time to time, TPLIC may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

5.	EXPENSES

Note: The following section on expenses and the Policy Fee Table and Example apply only to Policies issued after the date of this prospectus. See “Appendix B” for information about prior versions of the Policy.

No sales load is deducted from Premium Payments.

No surrender charge applies to withdrawals. Full surrenders, partial withdrawals, and transfers from a Guaranteed Period Option of the fixed account may be subject to an Excess Interest Adjustment, however, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an Annuity Payment Option from a Guaranteed Period Option of the fixed account.

TPLIC will deduct daily mortality and expense risk fees and administrative charges at an annual rate of either 1.45%, 1.50% or 1.60% from the assets in each Subaccount (depending on the death benefit you select).

On each Policy Anniversary and at the time of surrender during any Policy Year before the Annuity Commencement Date, we reserve the right to assess a Annual Policy Service Charge of up to $30 for policy administration expenses. The Annual Policy Service Charge will not be deducted on a Policy Anniversary or at the time of surrender if, at either of these times, (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; (2) the Policy Value equals or exceeds $50,000, or (3) the Policy is a Qualified Policy.

If you elect the Additional Death Benefit option, then there is an annual fee during the Accumulation Phase of 0.25% of the Policy Value.

If you elect the Additional Death Distribution - II option, then there is an annual fee of 0.55% of the Policy Value.

If you elect the Initial Payment Guarantee when you annuitize, then there is an additional fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts.

The fee may be higher or lower at the time you annuitize or elect the Initial Payment Guarantee.

If you select the Life with Emergency Cash® annuity payment option, then a surrender charge applies for the first four years after the Annuity Commencement Date. We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time that you annuitize under this option.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.5%, depending on the state.

The value of net assets of the Subaccounts will reflect the management fee and other expenses incurred by the Portfolios.

6.	ACCESS TO YOUR MONEY

You can take money out of your Policy at any time during the Accumulation Phase. Each withdrawal you make must be at least $500 ($50 if using Systematic Payout Option). If you have Policy Value in the fixed account, then each Policy Year you may withdraw up to 10% of your Policy Value in the fixed account (“free amount”) free of Excess Interest Adjustments. Amounts withdrawn from the fixed account in excess of the 10% “free amount”, may be subject to Excess Interest Adjustments. You may have to pay income tax and a tax penalty on any money you take out. Withdrawals may be restricted under Qualified Policies.

Full and partial withdrawals are not generally permitted during the income phase unless you elect the Life with Emergency Cash® annuity payment option.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Policy allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount

7

of each payment rises or falls depending on the investment performance of the Portfolios of the underlying funds you have chosen) or a fixed basis (where the amount of each payment will remain level). If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available (for an extra fee) under the Policy, and it, guarantees a minimum amount for each annuity payment.

8.	DEATH BENEFIT

If you are both the owner and the annuitant and you die before the Income Phase begins, then your beneficiary will receive a death benefit. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your advisor if you have questions.

You may choose one of the following guaranteed minimum death benefits:

●	Return of Premium—available if the owner or annuitant is age 0 to 85 on the Policy Date;
●	6 Year Step-Up to Age 81—available if the owner or annuitant is age 0 to 75 on the Policy Date; or
●	Double Enhanced Death Benefit—available if the owner or annuitant is age 0 to 79 on the Policy Date.

Charges are lower if you choose the Policy Value death benefit. After the Policy is issued, the death benefit option cannot be changed.

If the guaranteed minimum death benefit is not available because of the age of the owner or annuitant, the death benefit will be the greater of the Policy Value or the Cash Value as of the date of death.

9.	TAXES

In general, you are not taxed on earnings on your investment in the Policy until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Policy. For Annuity Payments, payments come partially from earnings and partially from your investment. You are taxed only on the earnings portion of each Annuity Payment. If you receive money from the Policy before age 59 1⁄2, you may have to pay a 10% penalty tax on the earnings portion received.

10.	ADDITIONAL FEATURES

This Policy has additional features that might interest you. These features are not available in all states and may not be suitable for your particular situation. These include the following:

●	You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your Policy is in the Accumulation Phase. This feature is referred to as the “systematic payout option.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.
●	You can elect one of two optional riders that might pay an additional amount on top of the policy death benefit, in certain circumstances. These features are called the “Additional Death Benefit” (“ADB”) and Additional Death Distribution - II (“ADD-II”). There is an extra charge for these riders.
●	You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee”. There is an extra charge for this rider.
●	Under certain medically related circumstances, we will allow you to surrender or partially withdraw your Policy Value without an Excess Interest Adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”
●	Under certain unemployment circumstances, you may withdraw all or a portion of the Policy Value free of Excess Interest Adjustments. This feature is called the “Unemployment Waiver.”
●	You may make transfers and/or change the allocation of additional Premium Payments by telephone, or any other means acceptable to TPLIC. We may restrict or eliminate this feature.
●	We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the Policy Value among the various subaccounts. This feature is called “Asset Rebalancing.”

8

●	You can arrange to have a certain amount of money (at least $500) automatically transferred from the fixed account or the Federated Government Money Fund II Subaccount either monthly or quarterly, into your choice of Subaccounts. This feature is called “Dollar Cost Averaging.”

11.	OTHER INFORMATION

Right to Cancel Period

You may return your Policy for a refund, but only if you return it in good order and within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. However, if state law requires, then we will refund your original Premium Payment(s). A returned Policy will be deemed void.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of the Policy Owner, and maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variation will be included in your Policy. See your advisor or contact us for specific information that may be applicable to your state.

Transamerica Premier Life Insurance Company

Transamerica Premier Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity policies.

Separate Account VA CC

The Separate Account is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds.

Condensed Financial Information

Please note that Appendix B contains a history of accumulation unit values in a table labeled “Condensed Financial Information”

12.	INQUIRIES AND POLICY AND POLICYHOLDER INFORMATION

If you need more information or want to make a transaction, please contact us at:

Transamerica Premier Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

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FEE TABLE(1)

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(3)	$0 - $10
Special Service Fee(4)	$0 - $25

(1)	The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase, the fees may be different than those described in the fee table. See Section 5, “Expenses.”
(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”
(3)	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.
(4)	We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge per Policy	$0-30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)(1)
Base Separate Account Expenses:
Mortality and Expense Risk Fee(2)	1.30%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.45%
Optional Separate Account Annual Expenses:
6 Year Step-Up Death Benefit(3)	0.05%
Double Enhanced Death Benefit(4)	0.15%
Total Separate Account Expenses with Highest Optional Separate Account Expense(5)	1.60%

Annual Optional Rider Fees
Additional Death Benefit(6)	0.25%
Additional Death Distribution – II(7)	0.55%
Architect Guaranteed Lifetime Withdrawal Benefit(8) – No Longer Available for New Sales	Single Life Option	Joint Life Option
50% Maximum Equity Percentage	0.30%	0.45%
60% Maximum Equity Percentage	0.45%	0.65%
70% Maximum Equity Percentage	0.65%	1.00%
Guaranteed Minimum Income Benefit(9) – No Longer Available	0.45%
Additional Death Benefit – Extra(10) – No Longer Available	0.60%

(1)	If you elect the Initial Payment Guarantee at the time of annuitization, you will pay an additional fee—currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts—that is reflected in the amount of the annuity payments that you receive. See Section 10, “Additional Features.”
(2)	The mortality and expense fee shown (1.30%) is for the Return of Premium Death Benefit.
(3)	The fee for the 6 Year Step-Up Death Benefit (0.05% is in addition to the base mortality and expense risk and administrative fees.
(4)	The fee for the Double Enhanced Death Benefit (0.15%) is in addition to the base mortality and expense risk and administrative fees.
(5)	This reflects the base separate account expenses plus the fee for the Double Enhanced Death Benefit, but does not include any annual optional rider fees.

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(6)	The annual rider fee is 0.25% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Section 5, “Expenses.”
(7)	The annual rider fee is 0.55% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Section 5, “Expenses.”
(8)	The annual rider fee is a percentage of the total withdrawal base. The total withdrawal base on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments. See Appendix G.
(9)	The annual rider fee is 0.45% of the minimum income base and is deducted on the rider anniversary only during the accumulation phase. If you annuitize under the rider, a guaranteed payment fee is deducted. See Appendix H.
(10)	The annual rider fee is 0.60% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix I.

The next item shows the lowest and highest total operating expenses charged by the portfolios for the year ended December 31, 2015 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.16%	1.73%

(1)	The fee table information relating to the Portfolios is for the year ending December 31, 2015 (unless otherwise noted) and was provided to TPLIC by the underlying funds, their investment advisers or managers, and TPLIC has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the Portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE(1)

The following example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy Owner transaction expenses, Policy fees, Separate Account annual expenses, and Portfolio fees and expenses.

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2015, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, and (2) assuming no optional riders have been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit option you select.

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (1.60%)	$336	$1024	$1736	$3622
6 Year Step-Up at Age 81 Death Benefit Option (1.50%)	$326	$995	$1688	$3531
Return of Premium Death Benefit Option (1.45%)	$321	$980	$1664	$3485

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.

EXAMPLE(1)

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2015, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, and (2) assuming the Additional Death Benefit – Extra (which is no longer available for new sales) and (except as noted in footnote #2 below) the Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) rider have been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your

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expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit option you select:

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (1.60%)(2)	$397	$1203	$2026	$ 4163
6 Year Step-Up to Age 81 Death Benefit Option (1.50%)	$485	$ 1457	$ 2432	$ 4883
Return of Premium Death Benefit Option (1.45%)	$480	$1442	$ 2409	$ 4845

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.
(2)	These figures do not include the Architect GLWB, because you may not elect this option and the Architect GLWB rider together.

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher than those shown, subject to the guarantees in the Policy. In addition, your rate of return may be more or less than the 5% assumed in the example. This example does not reflect any premium taxes.

For information concerning compensation paid for the sale of the Policies, see “Distribution of the Policies.”

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1.	THE ANNUITY POLICY

The Advisor’s Edge Select® Variable Annuity is a flexible-premium variable annuity offered by TPLIC. The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying mutual funds (the “Portfolios”) and a fixed account. The fixed account offers interest rates that TPLIC guarantees will not decrease during the selected guaranteed period. There may be a different interest rate for each different guaranteed period that you select. The Guaranteed Period Options are the various interest rate periods for the fixed account which TPLIC may offer and into which Premium Payments may be paid or amounts transferred.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement, but also for other long-term investment purposes. The tax-deferred feature of the Policy is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. There is no additional tax deferral benefit when the Policy is purchased to fund a qualified plan.

Do not purchase this Policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

About the Policy

The Advisor’s Edge Select® Variable Annuity is a contract between you, the Policy Owner, and TPLIC, the issuer of the Policy. (Owners of Policies issued before the date of this prospectus, on form number AV375, should also refer to Appendix B.)

The Policy provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Policy and ends immediately before the Annuity Commencement Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Policy among the various available Portfolios and the fixed account. The Policy is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. You could lose the amount that you allocate to the Subaccounts. The Policy is a flexible-premium annuity because after you purchase it, you can make additional investments of at least $500 for Non-Qualified Policies and $25 for Qualified Policies until the Income Phase begins; you are not required to make any additional investments. During this phase, you are generally not taxed on earnings from amounts invested unless you make withdrawals.

Other benefits available during the Accumulation Phase include the ability to:

●	Make transfers among your investment choices without current tax consequences. (See Transfers Among the Subaccounts and the Fixed Account.)
●	Withdraw all or part of your money with no surrender penalty charged by TPLIC, although you may incur income taxes and a 10% penalty tax and an Excess Interest Adjustment. (See ACCESS TO YOUR MONEY- Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Policy and the Annuity Payment Option you select. The Annuity Payment Options are explained at ANNUITY PAYMENTS.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. However, if you annuitize under the Initial Payment Guarantee, then TPLIC will guarantee a minimum amount of your annuity payments. There is an extra charge for this rider. If fixed, the payment amounts are level.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Policy, money you have allocated to the Subaccounts is deposited into Separate Account VA CC. The Separate Account

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contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TPLIC but are accounted for separately from TPLIC’s other assets and can be used only to satisfy its obligations to Policy Owners.

2.	PURCHASE

Application and Issuance of Policies

To invest in The Advisor’s Edge Select® Variable Annuity, you should send a completed application and your initial Premium Payment to the address indicated on the application. TPLIC will issue a Policy only if the Annuitant and Joint Annuitant are 85 years of age or younger and the owner and annuitant have an immediate familial relationship.

If the application and any other required documents are received in good order, TPLIC will issue the Policy and will credit the initial Premium Payment within two Business Days after receipt. (A Business Day is any day that the New York Stock Exchange is open for regular trading.) Along with the Policy, TPLIC will also send a Variable Annuity Confirmation form, which you should complete, sign, and return in accordance with its instructions.

If TPLIC cannot credit the initial Premium Payment because the application or other required documentation is incomplete, TPLIC will contact the applicant or applicant’s financial intermediary, explaining the reason for the delay. TPLIC will refund the initial Premium Payment within five Business Days unless the applicant consents to TPLIC holding the initial Premium Payment up to 30 days. We must receive your consent prior to market close on the fifth market day after receipt of the Premium Payment. TPLIC will credit your payment within two business days after your information is both complete and in good order. If your information is not received in good order within 30 days of our receipt of your consent, then it will be returned.

Qualified Policy

In addition to Non-Qualified Policies, TPLIC also offers the Advisor’s Edge Select® as a Qualified Policy. Note that Qualified Policies contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Policy.

When the term “Qualified Policy” is used in this prospectus we mean a Policy that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 403(b), 408(b), or 408A of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Policy. A Premium Payment may be reduced by any applicable Premium Tax. In that case, the resulting amount is called a net Premium Payment. The initial net Premium Payment is credited to the Policy within two Business Days of receipt (in good order) of the Premium Payment, application and other required documents.

A Few Things to Keep in Mind Regarding Premium Payments

●	The minimum initial Premium Payment for a Non-Qualified Policy is $10,000 (including anticipated premium from 1035 exchanges as indicated on your application or electronic order form).
●	The minimum Initial Premium Payment for a Qualified Policy is $1,000 (or $50 if by payroll deduction) (including anticipated premium from transfers or rollovers as indicated on your application or electronic order form).
●	You must obtain prior company approval to purchase a policy with an amount less than the stated minimum.
●	We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Premier Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by TPLIC will be returned.
●	We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
●	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $500 for Non-Qualified Policies. Additional Premium Payments must be at least $25 for Qualified Policies.

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●	Additional Premium Payments received in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are credited to the Policy as of the close of business that same day.
●	We reserve the right to reject cumulative Premium Payments over $1,000,000 (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate. We reserve the right to refuse any Additional Premiums in excess of these limits, and if you do not obtain prior approval for Additional Premiums in excess of the dollar amounts listed above, the business will be deemed not in good order.
●	Your Initial Net Premium Payment will be invested on the policy date among the Subaccounts selected in your application. See Allocation of Premium Payments, for more information.

The date on which the Policy is issued is called the Policy Date. A Policy Anniversary is any anniversary of the Policy Date. A Policy Year is a period of twelve months starting with the Policy Date or any Policy Anniversary.

There may be delays in our receipt of applications that are outside of our control. Any such delays will affect when your Policy can be issued and your Premium Payment(s) allocated among your investment choices.

Purchasing by Wire

For wiring instructions, please contact our Administrative Office at 1-800-525-6205.

Allocation of Premium Payments

You specify on the application what portion of your Premium Payments you want to be allocated among which Subaccounts and which Guaranteed Period Options. You may allocate your Premium Payments to one or more Subaccounts or to any of the Guaranteed Period Options. All allocations you make to the Subaccounts must be in whole-number percentages totaling 100%. TPLIC reserves the right to refuse any Premium Payment.

You may change allocations for future additional premium payments by sending written instructions to our Administrative Office, or by telephone, or other electronic means acceptable to us, subject to the limitations described in ADDITIONAL FEATURES – Telephone and Electronic Transactions, or any other means acceptable to us. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.

WHAT’S MY POLICY WORTH TODAY?

Policy Value

The Policy Value of your Policy is the value of all amounts accumulated under the Policy during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Policy is opened, the Policy Value is equal to your initial net Premium Payment. On any Business Day thereafter, the Policy Value equals the Policy Value from the previous Business Day, plus—

●	any additional net Premium Payments credited
●	any increase in the Policy Value attributable to investment results of the Subaccount(s) you selected and the interest credited to the Guaranteed Period Options minus—

●	any decrease in the Policy Value attributable to investment results of the Subaccount(s) you selected
●	the daily Mortality and Expense Risk Fee
●	the daily Administrative Charge
●	the Annual Policy Service Charge and any rider charges if applicable
●	any withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals)
●	any charges for Transfers made after the first twelve in a Policy Year
●	any Premium Taxes that occur during the Valuation Period.

(The Cash Value, which is what you receive if you fully withdraw (i.e., surrender) your Policy, is the Policy Value plus or minus any applicable Excess Interest Adjustment, and minus certain fees and charges.)

The Valuation Period is any period between two successive Business Days beginning at the close of business (generally 4:00 p.m. Eastern time) of the first Business Day and ending at the close of business of the next Business Day.

You should expect the Policy Value of your Policy to change from Valuation Period to Valuation Period.

An Accumulation Unit is a measure of your ownership interest in the Policy during the Accumulation Phase. When you allocate your net

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Premium Payments to a selected Subaccount, TPLIC will credit a certain number of Accumulation Units to your Policy. TPLIC determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is credited. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. The Policy Value in each Subaccount equals the number of Accumulation Units in the Subaccount multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value.

3.	INVESTMENT CHOICES

The Advisor’s Edge Select® Variable Annuity offers you a means of investing in various Portfolios offered by different investment companies (by investing in corresponding subaccounts) and a fixed account. The companies that provide investment advice and administrative services for the Portfolios offered through this Policy are listed in Appendix A: Portfolios Associated with the Subaccounts. For information about the fixed account and the Guaranteed Period Options, see The Fixed Account.

There is no assurance that a Portfolio will achieve its stated objective.

The general public may invest in the Portfolios only through certain insurance policies and qualified plans. The investment objectives and policies of the Portfolios may be similar to those of certain publicly available funds or portfolios. You should not expect the investment results of the Portfolios to be the same as those publicly available funds and portfolios.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services, total expenses, and charges can be found in the current prospectuses for the corresponding Funds. You should read the prospectuses for the Portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the Portfolios, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

You can obtain prospectuses for the Portfolios by calling or writing to our Administrative Office.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by TPLIC, and TPLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because you bear the investment risk, you should carefully consider decisions you make regarding your investment allocations. Note: Certain Portfolios have similar names. It is important that you state or write the full name of the Portfolio to or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to, or withdrawn or transferred from, the Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including

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information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that any Subaccounts will always be available for Premium Payments, allocations, or transfers.

We also reserve the right to limit the number of Subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

TPLIC cannot and does not guarantee that any of the subaccounts will always be available for Premium Payments, allocations or transfers. TPLIC retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. TPLIC reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the judgment of TPLIC, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuities, or from affecting an exchange between series or classes of variable annuities on the basis of your requests.

New subaccounts may be established when, in the sole discretion of TPLIC, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by TPLIC. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. TPLIC may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, TPLIC will notify you and request reallocation of the amounts invested in the eliminated subaccount.

Similarly, TPLIC may, at its discretion, close a subaccount to new investments. Any subsequent Premium Payments (including dollar cost averaging transactions) or transfers (including asset rebalance program transactions) into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment choices, TPLIC will require new instructions. If TPLIC does not receive new instructions, the requested transaction will be canceled and any Premium Payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your Policy, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., Policy reached maximum annuity commencement date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased annuity units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued Policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other investment choices you have value allocated to and which are open to new investment.

In the event of any such substitution or change, TPLIC may, by appropriate endorsement, make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts.

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To the extent permitted by applicable law, TPLIC also may (i) transfer the assets of the separate account associated with the policies to another account or accounts, (ii) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (iii) create new separate accounts, (iv) add new subaccounts, or (v) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium Payments allocated and amounts transferred to the fixed account become part of TPLIC’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. TPLIC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

While we do not guarantee that the fixed account will always be available for new investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the Guaranteed Period Option you selected, the value in the Guaranteed Period Option will automatically be transferred into a new Guaranteed Period Option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a Guaranteed Period Option of the fixed account are subject to an Excess Interest Adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your Policy. The Excess Interest Adjustment will not decrease the interest credited to your Policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable non-forfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with TPLIC’s other general assets. The amount of money you are able to accumulate in the fixed account during the Accumulation Phase depends upon the total interest credited. The amount of annuity payments you receive during the Income Phase from the fixed portion of your Policy will remain level for the entire Income Phase.

We reserve the right to refuse any Premium Payment or transfer to the fixed account.

Transfers Among the Subaccounts and the Fixed Account

Should your investment goals change, you may make unlimited transfers of money among the Subaccounts and the Fixed Account at no cost, subject to the limitations described above which we reserve the right to impose, and the following conditions:

●	You may make requests for transfers in writing, by telephone or any other means acceptable to TPLIC. TPLIC will process requests it receives in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.
●	The minimum amount you may transfer from a Subaccount is $500 (unless the Policy Value in a Subaccount is less than $500).
●	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for Transfers in excess of 12 per Policy Year.
●	Transfers out of a Guaranteed Period Option of the fixed account are limited to the following:
●	Within 30 days before the end of the guaranteed period you must notify us that you wish to transfer the amount in that Guaranteed Period Option to another investment choice. No Excess Interest Adjustment will apply.
●	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest Premium Payment first.

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●	Other than at the end of a guaranteed period, transfers of amounts from the Guaranteed Period Option (in excess of interest credited), are subject to an Excess Interest Adjustment. If the adjustment is negative, then the maximum amount you can transfer is 25% of the amount in that Guaranteed Period Option, less any previous transfers during the current Policy Year. (Note: This restriction may prolong the period of time it takes to transfer the full amount in a Guaranteed Period Option of The Fixed Account. You should carefully consider whether investment in The Fixed Account meets your needs and investment criteria.) If the adjustment is positive, then we do not limit the amount that you can transfer.
●	Transfers of the Guaranteed Period Option amounts equal to interest credited must be at least $50.
●	There are no transfers permitted out of the Dollar Cost Averaging Fixed Account Option except by terminating the Dollar Cost Averaging Program.

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an

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underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

●	impose redemption fees on transfers; or
●	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
●	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

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Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Investment Restrictions

If you elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying fund portfolios, known as designated investment options. In the future, we may change the investment restrictions.

One or more of the underlying fund portfolios that may be designated investment options under each optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these

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investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.

For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios’ current prospectuses.

4.	PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease. Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any. Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5.	EXPENSES

There are charges and expenses associated with the Policy that reduce the return on your investment in the Policy.

Excess Interest Adjustment

Withdrawals from the fixed account may be subject to an Excess Interest Adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also be made to amounts applied to an Annuity Payment Option. See “Excess Interest Adjustment” in the Statement of Additional Information.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the Annuity Commencement Date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium Payments, asset rebalancing and dollar cost averaging transfers are not considered transfers for the purpose of assessing a transfer fee. All transfer requests made at the same time are treated as a single transfer.

Special Service Fees

We will deduct a charge for special services you request.

Annual Policy Service Charge

We reserve the right to assess an Annual Policy Service Charge of up to $30 (but no more than 2% of your Policy Value at the time of deduction) for policy administrative expenses. We will not assess this charge on your Policy if (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; (2) your Policy Value equals or exceeds $50,000 or (3) the Policy is a Qualified Policy. We currently do not assess this fee.

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Mortality and Expense Risk Fee

TPLIC charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is dependent on the death benefit option you select on the application. For the Return of Premium Death Benefit Option, the mortality and expense risk fee is at an annual rate of 1.30%. For the 6 Year Step-Up Death Benefit Option, the mortality and expense risk fee is at an annual rate of 1.35%. For the Double Enhanced Death Benefit Option, the mortality and expense risk fee is at an annual rate of 1.45%.

We guarantee that the annual charge described above will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to TPLIC’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then TPLIC will bear the loss. We expect to profit from this charge.

We may use any profit for any proper purpose, including distribution expenses.

A Closer Look At The Mortality and Expense Risk Fee

TPLIC assumes mortality risk in two ways. First, where Policy Owners elect an Annuity Payment Option under which TPLIC guarantees a number of payments over a life or joint lives, TPLIC assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, TPLIC assumes mortality risk in guaranteeing a minimum Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk that TPLIC assumes is that the charges collected for administrative expenses, which are based on rates that are guaranteed not to increase above the rates shown for the life of the Policy, may not cover the actual costs of issuing and administering the Policy.

Administrative Charge

TPLIC assesses each Policy an annual Administrative Charge to cover the cost of issuing and administering each Policy and of maintaining the Separate Account. The Administrative Charge is assessed daily at a rate equal to 0.15% annually of the net asset value of the Separate Account.

Premium Taxes

Some states assess premium taxes on the Premium Payments that you make. We currently do not deduct for these taxes at the time you make a Premium Payment. However, we will deduct the total amount of premium taxes, if any, from the Policy Value when:

●	you begin receiving annuity payments;
●	you surrender the Policy; or
●	a death benefit is paid.

Additional Death Benefit

If you elect the ADB, there is an annual rider fee during the accumulation phase of 0.25% of the Policy Value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase. The rider fee is deducted pro rata from each investment choice.

Additional Death Distribution - II

If you elect the ADD-II, there is an annual fee during the accumulation phase of 0.55% of the Policy Value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase. The rider fee is deducted pro rata from each investment choice.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, then there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize and elect the rider.

Life with Emergency Cash® Surrender Charge

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your Policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the Annuity Commencement Date. The following schedule shows the current surrender charge:

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Number of years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0-1	4%
1-2	3%
2-3	2%
3-4	1%
4 or more	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency Cash® annuity payment option.

Note carefully the following three things about this surrender charge:

●	this surrender charge is measured from the Annuity Commencement Date and not from the Premium Payment date;
●	this charge is a percentage of the Adjusted Policy Value applied to the Life with Emergency Cash® annuity payment option, and not a percentage of premium; and
●	under this payment option, there is no surrender charge free amount.

Portfolio Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by the Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for underlying fund Portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

●	Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.
●	Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor realized on the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the Particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

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Incoming Payments to TPLIC and/or TCI
Fund	Maximum Fee % of assets(1)
AB Variable Products Series Fund, Inc.	0.25%
Columbia Funds Variable Insurance Trust	0.40%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.55%
Dreyfus Variable Investment Fund	0.55%
Federated Insurance Series	0.25%
Fidelity Variable Insurance Products Fund(3)	0.10%
Nationwide Variable Insurance Trust	0.25%
Transamerica Series Trust(2)	0.00%
Vanguard Variable Insurance Fund	0.00%
Wanger Advisors Trust	0.15%
Wells Fargo Advantage Variable Trust Funds	0.25%

(1)	Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
(2)	TST: Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund Portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the Policyowners who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2015 we received $13,441,806.82 in benefits from TAM pursuant to these arrangements. We anticipate receiving comparable amounts in the future.
(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Proceeds from certain of these payments by the Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies” in this prospectus.

6.	ACCESS TO YOUR MONEY

The value of your Policy can be accessed during the Accumulation Phase:

●	by making a full or partial withdrawal; and
●	by taking systematic payouts.

On or before the Annuity Commencement Date, the Policy Value is equal to the owner’s:

●	Premium Payments; minus
●	partial withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals); plus
●	interest credited in the fixed account; plus or minus
●	accumulated gains or losses in the separate account; minus
●	Annual Policy Service Charges, rider fees, Premium Taxes, and transfer fees, if any.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Policy. All partial withdrawals must be for at least $500 ($50 if using Systematic Payout Option). Withdrawals may be restricted under tax sheltered annuity policies. If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

On the business day that TPLIC receives your request for a full withdrawal, the amount payable is the Cash Value. You will receive:

●	the value of your Policy; plus or minus
●	any Excess Interest Adjustment; minus
●	any applicable premium taxes, Annual Policy Service Charges and any rider fees.

To make a withdrawal, send your written request on the appropriate TPLIC form to our Administrative Office.

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Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Because you assume the investment risk for amounts allocated to the Portfolios under the Policy, and because of certain fees and charges, the total amount paid upon a full withdrawal of the Policy may be more or less than the total Premium Payments made (taking prior withdrawals into account).

Excess Interest Adjustment

Money that you withdraw from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment. At the time you request a withdrawal, if interest rates set by TPLIC have risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value on surrender or transfer.

Generally, all withdrawals from a Guaranteed Payment Option (including transfers) in excess of 10% of your cumulative Premium Payment are subject to an Excess Interest Adjustment. Beginning in the first Policy Year you can withdraw up to 10% of your cumulative Premium Payments of the fixed account each Policy Year, in one or more withdrawals, without an Excess Interest Adjustment. This is referred to as the “free amount.”

There will be no Excess Interest Adjustment on any of the following:

●	lump sum withdrawals of the free amount available;
●	nursing care and terminal condition withdrawals;
●	unemployment withdrawals;
●	withdrawals to satisfy the minimum distribution requirements; for Qualified Policies and
●	Systematic Payout Option payments, which do not exceed 10% of your cumulative Premium Payments of the fixed account divided by the number of payouts made per year.

Please note that under these circumstances you will not receive a higher Cash Value if interest rates have fallen nor will you receive a lower Cash Value if interest rates have risen.

Payment of Full or Partial Withdrawal Proceeds

TPLIC will pay cash withdrawals within seven business days after receipt in good order (at our Administrative Office) of your written request for withdrawal except in one of the following situations, in which TPLIC may delay the payment beyond seven days:

●	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
●	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
●	the SEC permits a delay for your protection as a Policy Owner
●	the payment is derived from premiums paid by check, in which case TPLIC may delay payment until the check has cleared your bank.

Transfers of amounts from the Subaccounts may also be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Federated Government Money Fund II portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Federated Government Money Fund II portfolio until the portfolio is liquidated.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a Premium Payment and/or “freeze” a Policy Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

●	Any surrenders over $250,000 unless it is a custodial owned annuity;
●	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a Policy Owner’s account;
●	Any electronic fund transfer instruction changes on or within 15 days of an address change;

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●	Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Policy owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;
●	Any surrender when the Company does not have an originating or guaranteed signature on file unless it is a custodial owned annuity.
●	Any other transaction we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Taxation of Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide TPLIC with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires TPLIC to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. Eligible Rollover Distributions from tax sheltered annuity policies are subject to mandatory withholding.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

Upon the annuity commencement date, which is the date your policy is annuitized and annuity payments begin, your annuity switches from the accumulation phase to the income phase. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The earliest annuity commencement date is at least 30 days after you purchase your policy. Unless required by state law, the latest annuity commencement date cannot be after the date specified in your policy unless a later date is agreed to by us.

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse is eligible to and elects to continue the policy). If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.

Your Policy may not be “partially” annuitized, i.e., you may not apply a portion of your Policy Value to an annuity option while keeping the remainder of your Policy in force.

After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

The Annuity Commencement Date for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The Policy provides four Annuity Payment Options that are described below. You may choose any combination of Annuity Payment Options. TPLIC will use your Adjusted Policy Value to provide these annuity payments. The Adjusted Policy Value is the Policy Value increased or decreased by any applicable Excess Interest Adjustment. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, TPLIC reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (TPLIC reserves the right to change the frequency if payments would be less than $50.)

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If you choose to receive fixed payments then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments under Annuity Payment Options 2-V and 4-V. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in your Policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease. These changes may only occur on an annual basis if you receive stabilized payments under the Initial Payment Guarantee.

A charge for Premium Taxes and an Excess Interest Adjustment may be made when annuity payments begin.

The Annuity Payment Options are explained below. Options 1 and 3 are fixed only. Options 2 and 4 can be fixed or variable.

●	Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period you choose. No funds will remain at the end of the period.
●	Payment Option 2—Life Income. You may choose between:

Fixed Payments

●	No Period Certain—We will make level payments only during the annuitant’s lifetime.
●	10 Years Certain—We will make level payments for the longer of the annuitant’s lifetime or ten years.
●	Guaranteed Return of Policy Proceeds—We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this Annuity Payment Option.

Variable Payments
●	No Period Certain—Payments will be made only during the lifetime of the annuitant.
●	10 Years Certain—Payments will be made for the longer of the annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable) Payments will be made during the lifetime of the annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender charge schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases at the date the annuitant reaches the IRS age limitation.

The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.
●	Payment Option 3—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. The duration of the payments may not exceed the annuitant’s life expectancy. This will be a series of level payments followed by a smaller final payment.

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●	Payment Option 4—Joint and Survivor Annuity. You may choose between:
Fixed Payments
●	Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments
●	Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

Note: Other Annuity Payment Options may be arranged by agreement with TPLIC. Some Annuity Payment Options may not be available for all policies, all ages, or in all states; or we may limit certain options to ensure they comply with applicable tax law provisions.

If your Policy is a Qualified Policy, then payment options 1 and 3 may not satisfy minimum required distribution rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

●	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and
●	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

●	we may make only one (two, three, etc.) annuity payments.

IF:

●	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
●	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

●	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

However, IF:

●	you choose Life with Emergency Cash®; and
●	the annuitant dies before age 101;

THEN:

●	the Life with Emergency Cash® death benefit will be paid.

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We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping TPLIC informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will generally be Option 2 Life with 10 Years Certain subject to certain exceptions for qualified policies, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate upon annuitization.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Policy’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, TPLIC determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Policy. This amount depends on the value of your Policy on the Annuity Commencement Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A Few Things to Keep in Mind Regarding Annuity Payments

●	If an Annuity Payment Option is not selected, TPLIC will assume that you chose the Life Income (with 10 years certain). Any amounts in a Subaccount before the Income Phase begins will be applied under a variable Annuity Payment Option based on the performance of that Subaccount.
●	Money that you apply to an annuity payment option from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (i.e., the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an excess interest adjustment.
●	TPLIC reserves the right to change the frequency if payments would be less than $50. If on the Annuity Commencement Date, the Adjusted Policy Value is less than $2,000, TPLIC reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option.
●	From time to time, TPLIC may require proof that the Annuitant, Joint Annuitant, or Policy Owner is living.
●	If someone has assigned ownership of a Policy to you, or if a non-natural person (e.g., a corporation) owns a Policy, you may not start the Income Phase of the Policy without TPLIC’s consent.
●	At the time TPLIC calculates your Annuity Payments, TPLIC may offer more favorable rates than those guaranteed in the Annuity Tables found in the Policy.
●	Once Annuity Payments begin, you cannot select a different Annuity Payment Option. Nor can you cancel an Annuity Payment Option after Annuity Payments have begun.
●	Once Annuity Payments begin, there is no longer a Policy Value. You cannot make any withdrawals unless you have selected the Life with Emergency Cash® annuity payment option.
●	If you have selected a variable Annuity Payment Option, then you may change the Subaccount funding the variable Annuity Payments by written request or by calling 1-800-525-6205.

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Please Note: All requests must be submitted in good order to avoid a delay in processing your request.
●	You may select an Annuity Payment Option and allocate a portion of the value of your Policy to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.
●	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep TPLIC informed of the Payee’s most current address of record.

8.	DEATH BENEFIT

TPLIC will pay a death benefit to your Beneficiary, under certain circumstances, if the Annuitant dies before the Annuity Commencement Date and the Annuitant was also the Policy Owner. (If the Annuitant was not an owner, a death benefit may or may not be paid. See below.) The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum. The guarantees of these death benefits are based on our claims-paying ability.

We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See 11. OTHER INFORMATION - Abandoned or Unclaimed Property.

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See Section 11. OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the Beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the Separate Account may be reallocated in accordance with the Beneficiary’s instructions.

If the Beneficiary has not provided due proof of death, the Company may permit a one-time allocation change to the money market fund if we have satisfactory evidence of the Annuitant’s death.

When We Pay a Death Benefit

Before the Annuity Commencement Date

We will pay a death benefit to your beneficiary IF:

●	you (owner) are both the Annuitant and an owner of the Policy; and
●	you die before the Annuity Commencement Date.

If the only person receiving the death benefit is the surviving spouse of the owner, then he or she, if eligible, may elect to continue the Policy as the new annuitant and owner, instead of receiving the death benefit.

We will also pay a death benefit to your beneficiary IF:

●	you (owner) are not the Annuitant; and
●	the Annuitant dies before the Annuity Commencement Date; and
●	you specifically requested that the death benefit be paid upon the Annuitant’s death.

Distribution requirements apply to the Policy Value upon the death of any Policy Owner. These requirements are detailed in the Statement of Additional Information.

After the Annuity Commencement Date

The death benefit payable, if any, on or after the Annuity Commencement Date depends on the Annuity Payment Option selected.

IF:

●	you (owner) are not the Annuitant; and
●	you die on or after the Annuity Commencement Date; and
●	the entire interest in the Policy has not been paid to you;

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THEN:

●	the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

When We Do Not Pay A Death Benefit

No death benefit is paid in the following cases:

IF:

●	you (owner) are not the Annuitant; and
●	the Annuitant dies before to the Annuity Commencement Date; and
●	you did not specifically request that the death benefit be paid upon the Annuitant’s death;

THEN:

●	you will become the new Annuitant and the Policy will continue.

IF:

●	you (owner) are not the Annuitant; and
●	you die prior to the Annuity Commencement Date;

THEN:

●	the new owner (unless it is your spouse) must generally surrender the Policy within five years of your death for the Policy Value increased or decreased by an Excess Interest Adjustment (if applicable).

Note carefully. If the Policy Owner does not name an Owner’s designated beneficiary, the Policy Owner’s estate will become the new owner. If no probate estate is opened (because, for example, the Policy Owner has precluded the opening of a probate estate by means of a trust or other instrument), and TPLIC has not received written notice (in good order) of the trust as a successor owner signed prior to the Policy Owner’s death, then that trust may not exercise ownership rights to the Policy. It may be necessary to open a probate estate in order to exercise ownership rights to the Policy if no Owner’s designated beneficiary is named in the written notice received by TPLIC.

Spousal Continuation

If the sole primary beneficiary is the spouse, upon the owner’s or the annuitant’s death, the beneficiary may elect to continue the policy in his or her own name. Upon the annuitant’s death if such election is made, the policy value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the annuitant. Any excess of the death benefit amount over the policy value will be allocated to each applicable investment option in the ratio that the policy value in the investment option bears to the total policy value. The terms and conditions of the policy that applied prior to the annuitant’s death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the policy. See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.

For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

For these purposes, if the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The “base policy” death benefit will be the greatest of:

●	Policy Value on the date we receive the required information in good order at our Administrative Office; or
●	Cash Value on the date we receive the required information in good order at our Administrative Office (this will be more than the Policy Value if there is a positive Excess Interest Adjustment); or
●	Guaranteed Minimum Death Benefit, if any (discussed below).

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Please Note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit Options

On the Policy application, you generally may choose one of the three Guaranteed Minimum Death Benefit options listed below for an additional fee. After the Policy is issued, you cannot make an election and the death benefit cannot be changed.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is:
●	the total Premium Payments;
●	less any Adjusted Partial Withdrawals (discussed below) as of the date of death.

The Return of Premium Death Benefit will be in effect if you do not choose one of the other death benefit options on the policy application. The charges are lower for this option.

B.	6 Year Step-Up To Age 81 Death Benefit

The 6 Year Step-Up Death Benefit is:
●	the higher of the initial premium or the Adjusted Policy Value on the 6th, 12th, 18th, etc., Policy Anniversary prior to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday;
●	plus premiums paid;
●	less partial withdrawals made after the date of the 6th (12th, 18th, etc.) anniversary with the largest Policy Value.

This death benefit option available if the Policy Owner or Annuitant is age 0 to 75 on the Policy Date. There is an extra charge for this death benefit option of 0.05% annually for a total mortality and expense risk fee of 1.35%.

C.	Double Enhanced Death Benefit

The Double Enhanced Death Benefit is the greater of (1) or (2) where:
(1)	is a 5% annually compounding death benefit, equal to the cumulative Premium Payments, minus Adjusted Partial Withdrawals, plus interest accumulated at 5% per annum from the payment or withdrawal date to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday; and

(2)	is a Step-Up Death Benefit, equal to the largest Policy Value on the Policy Date or on any Policy Anniversary prior to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday, plus any Premium Payments since the date of the Policy Anniversary with the largest Policy Value, minus any Adjusted Partial Withdrawals since the date of the Policy Anniversary with the largest Policy Value.

The Double Enhanced Death Benefit is available if the Policy Owner or Annuitant is 0 to 79 on the Policy Date. There is an extra charge for this death benefit option of 0.15% annually for a total mortality and expense risk fee of 1.45%.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your Guaranteed Minimum Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total Premium Payments. Please see Appendix D for a detailed explanation of this adjustment. If you have a Qualified Policy, minimum required distribution rules may require you to request a partial withdrawal.

9.	TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

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Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or non-qualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates: no amounts received from the policy are taxable at the lower rates applicable to capital gains.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of a Nonqualified Policy

Diversification Requirements. In order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the

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Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of a Nonqualified Policy

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be

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treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending

on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

●	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
●	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial

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withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before a policy withdrawal (or a transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the withdrawal base (with respect to the guaranteed lifetime withdrawal benefits) and the guaranteed future value (with respect to the guaranteed maximum accumulation benefit) could be taken into account to determine the policy value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a guaranteed lifetime withdrawal benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In the event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and (2) the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In view of this uncertainty, you should consult a tax adviser with any questions.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

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If you exchange part of an existing contract for the policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includable in your income and subject to a10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the policy, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. Please consult a tax adviser for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Until further guidance from the IRS, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawal, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2016, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemption and maximum rate is $5,450,000, indexed for inflation, and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a

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decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other, similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a successor (contingent) owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59 1⁄2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

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The IRS has not reviewed this policy for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occured. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received.

By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the

403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities), and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non- governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to a substantial risk of forfeiture.

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Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Partial

Withdrawals – Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. The terms of the plan may limit the rights otherwise available to you under the policy.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1⁄2. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Optional Living Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participants to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the

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taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies, taxable “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities and government 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) an non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provides general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax

Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You may elect to have a specified dollar amount provided to you from the portion of your Policy Value allocated to the Portfolios on a monthly, quarterly, semi-annual, or annual basis. The minimum amount for each Systematic Payout is $50. If payments are from the fixed account, then they cannot exceed the free amount divided by the number of payments per year. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

You may elect this option by completing a Systematic Payout Option Request Form.

TPLIC must receive your Form (in good order) at least 30 days before the date you want Systematic Payouts to begin. TPLIC will process each Systematic Payout on the date and at the frequency you specified in your Systematic Payout Option Application Form. The start date for Systematic Payouts must be between the first and the twenty-eighth day of the month. You may discontinue the Systematic Payout Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date.

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We reserve the right to discontinue offering this option upon 30 days’ notice, and we also reserve the right to charge a fee for the option.

Additional Death Benefit

The optional Additional Death Benefit (“ADB”) rider pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your Policy, in certain circumstances. The ADB is only available for issue ages through age 80.

ADB Amount. The ADB is payable only if you elected the rider before the death triggering the payment of the Policy death benefit and a death benefit is payable under the policy. The ADB is equal to:

●	the ADB factor (see below); multiplied by
●	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

●	the Policy Value on the date the death benefit is determined; minus
●	Policy Value on the rider date; minus
●	Premium Payments after the rider date; plus
●	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the ADB if there are no rider earnings on the date the death benefit is calculated.

If you purchase your Policy as part of a 1035 exchange or add the ADB after you purchase the Policy, rider earnings do not include any gains before the 1035 exchange or the date the ADB is added to your Policy. The ADB factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable on the Policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the ADB will be considered.

Please see Appendix D for an example which illustrates the ADB payable as well as the effect of a partial surrender on the ADB.

Spousal Continuation. If a spouse is eligible to and elects to continue the Policy as the new owner instead of receiving a death benefit and ADB, the spouse will generally receive a one-time Policy Value increase equal to the ADB. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80 if the ADB is still being offered. Certain owners may have the option to continue the rider without receiving the one-time Policy Value.

Rider Fee. A rider fee, 0.25% of the Policy Value, is deducted annually on each rider anniversary preceding annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the ADB would not pay any benefits (because there are no rider earnings).

Termination. The rider will remain in effect until:

●	you cancel it by notifying our Administrative Office in writing,
●	the Policy is annuitized or surrendered, or
●	the ADB is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB rider may be re-elected if still being offered; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and of IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.

The Additional Death Benefit may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly: For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.

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Additional Death Distribution - II

The optional Additional Death Distribution – II (“ADD-II”) rider pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADD-II is available only for issue ages through age 75.

ADD-II Amount. An additional death benefit is payable only if a death benefit is paid on the base Policy to which the rider is attached. The amount of the additional benefit depends on the amount of time that has passed since the rider date as follows:

●	If a death benefit is payable within the first five years after the rider date, then the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.
●	If a death benefit is payable after five years following the rider date, this means, in essence, that there is no rider benefit for the first 5 years after the rider date. Then the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the Policy Value less any premiums added after the rider date.

The rider benefit percentage may vary but will currently be equal to 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the ADD-II if the Policy Value on the date of death is less than the Premium Payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional benefit will be considered.

Please see Appendix E for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse is eligible to continue the Policy as the new owner instead of receiving a death benefit and ADD-II, the spouse will generally receive a one-time Policy Value increase equal to the ADD-II. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long he or she is under the age of 76 if the ADD-II is still being offered. Certain owners may have the option to continue the rider without receiving the one-time Policy Value increase.

Rider Fee. A rider fee, currently 0.55% of the Policy Value, is deducted annually on each rider anniversary preceding to annuitization. We will also deduct this fee upon surrender of the Policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

●	you cancel it by notifying our Administrative Office in writing,
●	the Policy is annuitized or surrendered, or
●	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADD-II rider may not be re-elected if still being offered for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.

The Additional Death Distribution - II may vary for certain policies and may not be available for all policies, in all states, at all times through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly: For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your Policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect

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the rider, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.

The payment amount is adjusted once each year (on the anniversary of your Annuity Commencement Date) to reflect the investment performance of your selected investment choices over the preceding year (but your payment will not be less than the guaranteed minimum).

Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee charge. This fee is reflected in the amount of the annuity payments that you receive if you select the payment guarantee. It is deducted in the same manner as the Separate Account charge and it is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. The Initial Payment Guarantee uses a 5.0% assumed investment rate (“AIR”) to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5.0%. The payments will increase if such actual net investment performance (net of fees and expenses) exceeds the AIR, and decrease if actual performance is below the AIR (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain policies and may not be available for all policies, in all states or at all times.

Nursing Care and Terminal Condition

No Excess Interest Adjustment will apply if you or your spouse has been:

●	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or
●	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may vary for certain policies and may not be available for all policies, in all states or at all times. See the Policy or endorsement for details and conditions.

Unemployment Waiver

No Excess Interest Adjustment will apply to withdrawals if you or your spouse is unemployed. In order to qualify, you (or your spouse, whichever is applicable):

●	must have been employed full time for at least two years prior to becoming unemployed; and
●	must have been employed full time on the Policy Date; and
●	must have been unemployed for at least 60 days in a row at the time of the withdrawal; and
●	must have a minimum Cash Value at the time of withdrawal of $5,000

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. This benefit may not be available in all states.

There is no restriction on the maximum amount you may surrender under this benefit.

The Unemployment Waiver may vary for certain policies and may not be available for all policies, in all states or at all times. See the Policy or endorsement for details and conditions.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (“GMIB”) is no longer available for new sales, but Policy Owners who elected the GMIB before May 1, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 5% per year.

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Telephone and Electronic Transactions

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.

We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.

Telephone and other electronic transactions must be received while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your financial representative’s can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request if the volume of transactions is unusually high, we might not have anyone available, or lines available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all owners’ privileges. We may deny telephone and electronic transaction privileges to market timers or disruptive traders.

Asset Rebalancing

During the Accumulation Phase, you may instruct us to make automatic transfers of amounts among the

Subaccounts in order to maintain a desired allocation of Policy Value among those Subaccounts. We will “rebalance” monthly, quarterly, semi-annually, or annually, beginning on the date you select. You must select the percentage of the Policy Value you desire in each of the various Subaccounts offered (totaling 100%).

Rebalancing can be started, stopped, or changed at any time, except that rebalancing will not be available when Dollar Cost Averaging is in effect or when any other transfer is requested. If a transfer is requested, then we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to restart Asset Rebalancing.

There is no charge for this benefit.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss. Dollar Cost Averaging programs that may be available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.

•	Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required

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amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

If:

●	We do not receive all necessary information to begin or restart a Dollar Cost Averaging program.

Then:

●	Any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging Instructions are not received;
●	Any amount allocated to a variable source will be invested in that variable source and will remain in that variable investment option; and
●	New Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.

Architect Guaranteed Lifetime Withdrawal Benefit

The Architect Guaranteed Lifetime Withdrawal Benefit is no longer available for new sales, but if you have previously elected this rider, you can still upgrade. See Appendix G for additional information.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (“GMIB”) is no longer available for new sales, but Policy Owners who elected the GMIB before May 1, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 5% per year. See Appendix H for additional information.

Additional Death Benefit – Extra

The Additional Death Benefit – Extra rider is no longer available for new sales. See Appendix I for additional information.

11.	OTHER INFORMATION

Transamerica Premier Life Insurance Company

Transamerica Premier Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

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Financial Condition of the Company

We pay benefits under your Policy from our general account assets and/or from your Policy Value held in the Separate Account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners, are available on our website at (https://www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com) Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

Separate Account VA CC

The Separate Account was established by TPLIC on February 1, 1992, and operates under Iowa law. The Separate Account is a unit investment trust registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

TPLIC owns the assets of the Separate Account, and the obligations under the Policy are obligations of TPLIC. These assets are held separately from the other assets of TPLIC and are not chargeable with liabilities incurred in any other business operation of TPLIC (except to the extent that assets in the

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Separate Account exceed the reserves and other liabilities of the Separate Account). TPLIC will always keep assets in the Separate Account with a value at least equal to the total Policy Value under the Policies. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of TPLIC. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of TPLIC’s general account assets or any other separate account TPLIC maintains.

The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds. Additional Subaccounts may be established at TPLIC’s discretion. The Separate Account meets the definition of a “separate account” under Section 2(a)(37) of the 1940 Act.

Policy Owner

The Policy Owner is the person or persons designated as the Policy Owner in the application to participate in the Policy and who exercises all rights under the Policy. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. You can generally change the owner at any time by notifying us in writing at our Administrative Office. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.

Annuitant

The person during whose life any annuity payments involving life contingencies will continue.

Payee

The Payee is the Policy Owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We pay commissions to TCI which are passed through to selling firms. We also pay TCI an “override” that is a percentage of total commissions paid on sales of our Policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

We have discontinued new sales of the Policies. You may, however, continue to make Premium Payments to fund your Policy pursuant to its terms, and exercise all other rights and options under your Policy—such as reallocating your policy value among investment choices, making partial withdrawals, full surrenders, and making changes of ownership of your Policy.

Compensation to Broker-Dealers Who Sold the Policies. The Policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the Policies.

A limited number of representatives of Transamerica Financial Advisors, Inc. (“TFA”), an affiliated broker-dealer firm, were “wholesalers” of the Policies, that is, provided sales support and training to sales representatives at the selling firms.

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), we and/or TCI, TFA or another affiliates may provide promotional incentives in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms or organizations. We and/or our affiliates may share the costs of client appreciation events, reimburse selling firms for, among other things, the costs of exhibit booths and other items related to sponsoring marketing conferences and events, and/or provide other marketing support. To the extent permitted by FINRA rules, we and/or our affiliates may provide selling representatives with occasional de minimus gifts, meals, tickets or other non-cash compensation in connection with the sale the of Policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

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The selling firms were paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 1.25% of premiums plus an annual continuing fee of 1.0% based on policy values.

The sales representative who sold you the Policy typically receives a portion of the compensation we (and our affiliates) paid to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this Policy to you.

Special Compensation Paid to Affiliated Firms.

Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Certain costs of TFA are underwritten by our affiliates. Wholesaling representatives and their managers at TFA who meet certain productivity standards that include sales of the Policies may receive additional cash bonuses and non-cash compensation from us or our affiliates.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup our sales expenses and incentives we pay through fees and charges deducted under the Policy and other corporate revenue.

Right to Cancel Period

You may return your Policy for a refund, but only if you return it within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. You bear the risk of any decline in Policy Value during the Right to Cancel Period. However, if state law requires, then we will refund your original Premium Payment(s). We will pay the refund within seven days after we receive, in good order and within the applicable period at our Administrative Office, written notice of cancellation and the returned Policy. The Policy will then be deemed void.

Assignment

The Owner has the right to assign ownership to a person or party other than himself. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Policy until they are received in Good order at our Administrative Office. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and supporting legal documentation generally includes, to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Policy Owners (exactly as registered on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

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Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code, or transfer qualified annuities directly to another life insurance company as a “trustee-to-trustee transfer”. Before making the exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer an annuity contract for the Policy described in this prospectus, then you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract; and there may be a new surrender charge period under this annuity and other fees and charges may be higher (or lower) under this Policy, and the benefits under this Policy may be different. You should not exchange or transfer another annuity contract for this Policy unless you determine, after knowing all of the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this Policy. If you decide to purchase this Policy through a exchange or transfer, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you may have to pay tax on the surrender.

You may ask us to reinstate your Policy after such an exchange, transfer, full or partial surrender and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to applicable Subaccounts. The dollar amount will be used to purchase new Accumulation Units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be re-allocated to the remaining available investment options according to the investment allocation instructions you previously provided. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new Accumulation Units may be worth more or less than the units you previously owned. Generally, unless you return the original check, your annuity policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount of the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Certain Offers

From time to time, the Company has (and may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as policy value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other

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words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Voting Rights

The underlying funds do not hold regular meetings of shareholders. The directors/trustees of the Funds may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, TPLIC will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. TPLIC will vote Fund shares as to which no timely instructions are received and those shares held by TPLIC as to which Policy Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Please note that it is possible for a small number of Policy Owners (assuming the underlying fund Portfolio determines they represent a quorum) to determine the outcome of a vote, especially if they have large policy values.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited before such meeting in accordance with procedures established by the underlying fund.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

52

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

For a complete description regarding the Company’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com /individual/terms-of-use.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

TABLE OF CONTENTS FOR THE ADVISOR’S EDGE SELECT® VARIABLE ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF TERMS

THE POLICY — GENERAL PROVISIONS

PERFORMANCE INFORMATION

PERFORMANCE COMPARISONS

SAFEKEEPING OF ACCOUNT ASSETS

STATE REGULATION OF TPLIC

RECORDS AND REPORTS

DISTRIBUTION OF THE POLICIES

ADMINISTRATIVE SERVICE CONTRACT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER INFORMATION

FINANCIAL STATEMENTS

APPENDIX A – GUARANTEED MINIMUM INCOME BENEFIT – ADDITIONAL INFORMATION

APPENDIX B – ADDITIONAL DEATH BENEFIT – EXTRA – ADDITIONAL INFORMATION

53

APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: The Company reserve the right to change investment choices made by purchasers of the Architect Guaranteed Lifetime Withdrawal Benefit as we deem necessary to support the guarantees under these riders.

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Columbia Funds Variable Insurance Trust – Class 1 Shares
Columbia Variable Portfolio - Small Company Growth Fund(2)	Columbia Variable Portfolio - Small Company Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.

Federated Insurance Series
Federated Fund for U.S. Government Securities II(2)	Federated Fund for U.S. Government Securities II	Federated Investment Management Company
Investment Objective: Provide current income.
Federated Government Money Fund II(2)(3)	Federated Government Money Fund II(3)	Federated Investment Management Company
Investment Objective: Provide current income consistent with stability of principal and liquidity.
Federated High Income Bond Fund II – Primary Shares(2)	Federated High Income Bond Fund II – Primary Shares	Federated Investment Management Company
Investment Objective: High current income.
Federated Managed Tail Risk Fund II – Primary Shares(2)	Federated Managed Tail Risk Fund II – Primary Shares	Federated Global Investment Management Corp.
Investment Objective: Capital appreciation.
Federated Managed Volatility Fund II(2)	Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Achieve high current income and moderate capital appreciation.

Fidelity® Variable Insurance Products Fund – Initial Class
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long term capital appreciation.
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity Management & Research Company
Investment Objective: Long term growth of capital.
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity Management & Research Company
Investment Objective: Capital appreciation.

Transamerica Series Trust - Initial Class
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Long-term capital appreciation
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Long-term capital growth.
TA Clarion Global Real Estate Securities(2)	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
Investment Objective: Long-term total return from investment primarily in equity securities of real estate companies.

54

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Transamerica Series Trust - Initial Class (Continued...)
TA Janus Mid-Cap Growth(4)	Transamerica Janus Mid-Cap Growth VP(4)	Janus Capital Management LLC (4)
Investment Objective: Capital appreciation.
TA JPMorgan Enhanced Index(2)	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA MFS International Equity(2)	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Balance capital appreciation and income.
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA Multi-Managed Balanced(2)	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: High total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.
TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum real return consistent with preservation of real capital and prudent investment management.
TA Systematic Small/Mid Cap Value(2)	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA TS&W International Equity(2)	Transamerica TS&W International Equity VP	Thompson, Siegel & Walmsley LLC
Investment Objective: Seeks maximum long-term total return.
TA WMC US Growth(2)	Transamerica WMC US Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

Vanguard® Variable Insurance Fund
Equity Index Portfolio	Equity Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
International Portfolio	International Portfolio	Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.
Investment Objective: Provide long-term capital appreciation.
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
REIT Index Portfolio	REIT Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark of publicly traded equity REITs.
Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Provide current income while maintaining limited price volatility.
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Track the performance of a broad, market-weighted bond index.

55

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Wanger Advisors Trust
Wanger International(2)	Wanger International	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Wanger USA(2)	Wanger USA	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.

(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of you particular insurance needs, financial objectives, investment goals, time horizons, and risk tolerance.
(2)	Owners of Policy Number AV375 may invest only in these funds.
(3)	There can be no assurance that the Federated Government Money Fund II portfolio (Formerly known as Federated Prime Money Fund II) will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Policy charges, the yield on the Federated Government Money Fund II subaccount may become extremely low and possibly negative.
(4)	On or about May 1, 2016 Transamerica Morgan Stanley Mid-Cap Growth VP will be renamed Transamerica Janus Mid-Cap Growth VP and will be subadvised by Janus Capital Management LLC.

Additional Information:

The following subaccounts were closed to new investments on May 1, 2006:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

AB Variable Products Series Fund, Inc. – Class B
AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AB Growth Portfolio	AB Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AB Large Cap Growth Portfolio	AB Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

Columbia Funds Variable Series Trust II – Class 2 Shares
Columbia Variable Portfolio - Mid Cap Growth Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with growth of capital.
Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with long-term capital appreciation.

Dreyfus Variable Investment Fund - Service Class
Dreyfus VIF - Appreciation Portfolio	Dreyfus VIF - Appreciation Portfolio	The Dreyfus Corporation
Investment Objective: Long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class		The Dreyfus Corporation
Investment Objective: Provide capital growth, with current income as a secondary goal.

Transamerica Series Trust - Initial Class
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.

Effective December 12, 2011, the following subaccount was closed to new investments:

Nationwide Variable Insurance Trust – Class II
NVIT Developing Markets Fund	NVIT Developing Markets Fund	Nationwide Fund Advisors
Investment Objective: Long-term capital appreciation.

56

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

1.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.259721 $1.219333 $1.106830 $1.033351 $1.032121 $0.942705 $0.820056 $1.000000	$1.223114 $1.259721 $1.219333 $1.106830 $1.033351 $1.032121 $0.942705 $0.820056	0.000 0.000 0.000 1,672.133 0.000 0.000 0.000 0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.277706 $1.244351 $1.060048 $0.962060 $0.984410 $0.882617 $0.723979 $1.000000	$1.219510 $1.277706 $1.244351 $1.060048 $0.962060 $0.984410 $0.882617 $0.723979	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.651428 $1.639486 $1.520816 $1.435856 $1.418943 $1.321484 $1.070578 $1.378034 $1.314219 $1.218163 $1.174882 $1.086427 $0.897	$1.595962 $1.651428 $1.639486 $1.520816 $1.435856 $1.418943 $1.321484 $1.070578 $1.378034 $1.314219 $1.218163 $1.174882 $1.086427	86,658.748 117,442.600 159,450.417 149,490.531 210,029.030 270,577.012 221,585.627 241,603.117 255,246.090 799,984.652 936,388.233 861,278 166,604.481
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.767809 $1.745794 $1.396654 $1.258471 $1.349810 $1.191267 $0.930947 $1.564655 $1.473222 $1.292634 $1.168315 $1.038054 $0.805	$1.708900 $1.767809 $1.745794 $1.396654 $1.258471 $1.349810 $1.191267 $0.930947 $1.564655 $1.473222 $1.292634 $1.168315 $1.038054	1,225.787 1,225.787 1,225.787 1,225.787 1,225.787 29,796.358 29,796.358 19,745.400 20,048.832 103,045.796 181,530.774 390,768 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.742167 $1.719850 $1.537253 $1.425187 $1.437385 $1.321141 $1.060340 $1.453058 $1.365602 $1.242705 $1.173330 $1.068624 $0.868	$1.679025 $1.742167 $1.719850 $1.537253 $1.425187 $1.437385 $1.321141 $1.060340 $1.453058 $1.365602 $1.242705 $1.173330 $1.068624	271,514.769 272,091.303 331,205.259 354,458.840 365,209.455 367,932.633 456,386.693 497,039.713 671,882.445 1,519,104.399 1,456,917.291 275,000 115,007.063

57

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.774181 $1.754769 $1.491184 $1.367359 $1.415620 $1.273991 $1.008481 $1.521738 $1.432059 $1.276212 $1.177932 $1.052490 $0.840	$1.709764 $1.774181 $1.754769 $1.491184 $1.367359 $1.415620 $1.273991 $1.008481 $1.521738 $1.432059 $1.276212 $1.177932 $1.052490	193,019.977 197,662.664 271,245.129 272,037.952 286,639.571 371,797.436 397,103.538 415,813.350 603,034.515 777,484.777 778,090.104 1,023,551 197,068.256
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2015 2014 2013 2012 2011 2010 2009	$1.727303 $1.562227 $1.216860 $1.105049 $1.091195 $1.002329 $0.984650	$1.641418 $1.727303 $1.562227 $1.216860 $1.105049 $1.091195 $1.002329	941,084.292 1,022,124.369 1,147,647.842 914,080.374 325,817.763 329,888.116 310,217.258
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.980191 $2.662273 $2.599594 $2.105723 $2.266201 $1.987627 $1.511386 $2.661211 $2.894074 $2.063553 $1.844825 $1.408716 $1.053	$2.919917 $2.980191 $2.662273 $2.599594 $2.105723 $2.266201 $1.987627 $1.511386 $2.661211 $2.894074 $2.063553 $1.844825 $1.408716	43,277.753 60,093.832 48,566.598 59,346.736 54,235.313 58,299.565 41,868.031 46,426.872 393,172.266 170,884.337 234,658.588 276,382 289,895.875
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.739821 $1.545777 $1.183384 $1.031913 $1.039159 $0.915312 $0.716565 $1.160405 $1.126220 $0.990810 $0.971527 $0.887825 $0.699	$1.713687 $1.739821 $1.545777 $1.183384 $1.031913 $1.039159 $0.915312 $0.716565 $1.160405 $1.126220 $0.990810 $0.971527 $0.887825	2,949.474 19,618.218 90,406.748 88,094.232 166,359.912 184,505.245 133,607.021 134,637.220 177,333.578 258,298.605 274,610.565 122,411 498,181.574
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.976492 $1.891589 $1.294436 $1.136573 $1.224113 $0.974477 $0.772898 $1.232267 $1.237419 $1.058825 $1.032047 $0.959364 $0.720000	$2.177896 $1.976492 $1.891589 $1.294436 $1.136573 $1.224113 $0.974477 $0.772898 $1.232267 $1.237419 $1.058825 $1.032047 $0.959364	0.000 0.000 0.000 0.000 4,106.415 4,106.415 4,106.415 39,110.549 44,001.655 51,620.065 57,575.498 62,820.000 65,194.584

58

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.686938 $1.804786 $1.550441 $1.287719 $1.452438 $1.333517 $1.019607 $1.598614 $1.485919 $1.224845 $1.100918 $0.976821 $0.791	$1.664099 $1.686938 $1.804786 $1.550441 $1.287719 $1.452438 $1.333517 $1.019607 $1.598614 $1.485919 $1.224845 $1.100918 $0.976821	18,209.450 30,706.605 34,759.626 55,874.026 62,357.614 62,556.110 71,397.455 116,872.221 152,129.387 193,975.874 100,020.109 85,250 1,146,645.804
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.588612 $1.539683 $1.602826 $1.512031 $1.443415 $1.366065 $1.194351 $1.246518 $1.160800 $1.130007 $1.120250 $1.087635 $1.052000	$1.576717 $1.588612 $1.539683 $1.602826 $1.512031 $1.443415 $1.366065 $1.194351 $1.246518 $1.160800 $1.130007 $1.120250 $1.087635	1,317,615.333 1,105,241.712 1,707,990.973 2,602,021.000 3,064,935.408 1,892,804.200 206,873.284 374,903.160 2,146,947.613 1,969,634.612 2,405,099.787 2,549,835.000 1,308,955.006
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.989536 $1.894320 $1.333909 $1.169794 $1.166967 $0.880690 $0.644156 $1.025183 $0.948942 $1.000000	$2.008828 $1.989536 $1.894320 $1.333909 $1.169794 $1.166967 $0.880690 $0.644156 $1.025183 $0.948942	379,259.000 496,271.514 420,503.492 315,780.302 58,690.929 54,423.037 428,627.248 698,937.611 36,354.256 86,465.962
TA WMC US Growth - Initial Class Subaccount Inception Date May 3, 1999	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.815723 $1.657962 $1.269770 $1.138365 $1.199611 $1.033012 $0.811175 $1.524224 $1.329869 $1.240952 $1.080260 $0.946372 $0.732	$1.912329 $1.815723 $1.657962 $1.269770 $1.138365 $1.199611 $1.033012 $0.811175 $1.524224 $1.329869 $1.240952 $1.080260 $0.946372	269,448.093 293,778.590 309,727.723 346,093.733 399,115.891 452,465.094 1,242,010.776 1,837,391.871 1,455,324.410 2,091,258.670 2,037,334.956 1,938,310 1,637,531.181
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.426026 $3.303107 $2.458208 $2.142895 $2.233256 $1.737248 $1.230640 $2.111435 $1.717342 $1.475759 $1.318322 $1.149577 $0.611	$3.292212 $3.426026 $3.303107 $2.458208 $2.142895 $2.233256 $1.737248 $1.230640 $2.111435 $1.717342 $1.475759 $1.318322 $1.149577	33,283.727 34,990.408 39,125.274 48,922.512 68,294.117 71,456.074 71,889.090 45,409.191 70,781.591 73,231.680 76,676.982 84,060 230,384.409

59

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Initial Class Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.559521 $1.668659 $1.361443 $1.183106 $1.400413 $1.309669 $1.055468 $1.750669 $1.536450 $1.262008 $1.125102 $0.983665 $0.751	$1.557468 $1.559521 $1.668659 $1.361443 $1.183106 $1.400413 $1.309669 $1.055468 $1.750669 $1.536450 $1.262008 $1.125102 $0.983665	47,259.831 62,032.960 95,062.118 98,818.767 252,421.076 305,344.133 994,076.362 1,513,601.766 1,574,785.475 1,396,485.885 1,375,037.323 1,390,727 351,432.230
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.569596 $1.592124 $1.160831 $1.079709 $1.174121 $0.889557 $0.562068 $1.061724 $0.879107 $0.811447 $0.765392 $0.724747 $0.574	$1.469305 $1.569596 $1.592124 $1.160831 $1.079709 $1.174121 $0.889557 $0.562068 $1.061724 $0.879107 $0.811447 $0.765392 $0.724747	71,576.026 83,077.342 75,103.381 80,028.911 89,316.651 58,252.492 37,692.763 51,640.976 71,133.808 65,597.403 64,998.821 31,777 48,025.996
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2015 2014 2013 2012 2011 2010	$1.634813 $1.496727 $1.285799 $1.158879 $1.130032 $1.000000	$1.614903 $1.634813 $1.496727 $1.285799 $1.158879 $1.130032	234,877.573 258,783.760 35,356.650 44,491.728 43,779.435 50,434.289
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.957216 $0.926564 $0.764681 $0.685108 $0.907461 $0.776346 $0.514302 $0.993244 $0.840508 $0.786729 $0.770018 $0.743395 $0.524	$0.968517 $0.957216 $0.926564 $0.764681 $0.685108 $0.907461 $0.776346 $0.514302 $0.993244 $0.840508 $0.786729 $0.770018 $0.743395	6,753.897 7,381.674 8,046.091 8,791.835 25,566.767 26,491.498 27,520.187 28,764.569 29,986.120 31,061.262 35,866.428 37,176 35,549.203
AB Growth - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.579910 $1.418875 $1.076413 $0.961526 $0.966082 $0.853759 $0.651881 $1.152173 $1.037572 $1.065812 $0.968524 $0.857939 $0.646	$1.694672 $1.579910 $1.418875 $1.076413 $0.961526 $0.966082 $0.853759 $0.651881 $1.152173 $1.037572 $1.065812 $0.968524 $0.857939	32,562.222 35,038.626 36,773.826 38,694.855 40,821.011 43,196.136 49,736.636 105,810.313 109,020.962 187,460.467 228,654.688 457,077 288,679.947

60

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
AB Large Cap Growth - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.471142 $1.311027 $0.970837 $0.844011 $0.889615 $0.821712 $0.608024 $1.025081 $0.915406 $0.934630 $0.825595 $0.773086 $0.636	$1.607534 $1.471142 $1.311027 $0.970837 $0.844011 $0.889615 $0.821712 $0.608024 $1.025081 $0.915406 $0.934630 $0.825595 $0.773086	0.000 8,682.595 8,758.644 8,839.264 8,923.849 9,008.556 9,100.254 9,164.448 9,205.564 9,793.284 30,686.923 41,608 41,209.721
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.716855 $1.826464 $1.319095 $1.194894 $1.283384 $1.014181 $0.818808 $1.403887 $1.255402 $1.133055 $1.119103 $1.018460 $0.717	$1.757043 $1.716855 $1.826464 $1.319095 $1.194894 $1.283384 $1.014181 $0.818808 $1.403887 $1.255402 $1.133055 $1.119103 $1.018460	777.353 10,868.506 11,031.574 11,210.281 211,821.601 334,981.853 343,965.599 558,616.332 26,168.435 43,037.986 75,936.194 85,648 208,600.069
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.459593 $1.308882 $0.990967 $0.900112 $0.907231 $0.803506 $0.610878 $0.947419 $0.894214 $0.832564 $0.817214 $0.782616 $0.631	$1.389587 $1.459593 $1.308882 $0.990967 $0.900112 $0.907231 $0.803506 $0.610878 $0.947419 $0.894214 $0.832564 $0.817214 $0.782616	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 4,918.324 13,116.635 12,556.341 10,772 30,569.443
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.660919 $1.562699 $1.312099 $1.208692 $1.127636 $0.994377 $0.825330 $1.191469 $1.131328 $0.987611 $0.962276 $0.931583 $0.782	$1.592754 $1.660919 $1.562699 $1.312099 $1.208692 $1.127636 $0.994377 $0.825330 $1.191469 $1.131328 $0.987611 $0.962276 $0.931583	8,719.114 8,719.114 8,719.114 8,719.114 10,902.436 10,902.436 10,902.436 39,852.989 58,484.942 75,165.888 83,505.425 33,058 1,954,523.929
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2015 2014 2013 2012 2011 2010	$1.224171 $1.254064 $1.092508 $1.006072 $1.077680 $1.000000	$1.130767 $1.224171 $1.254064 $1.092508 $1.006072 $1.077680	283,130.276 291,852.578 288,880.650 295,297.463 319,831.036 312,814.348

61

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
Federated Managed Volatility Fund II Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.672249 $1.632649 $1.360516 $1.215625 $1.177027 $1.065347 $0.842545 $1.073601 $1.046986 $0.918462 $0.876656 $0.809119 $0.680	$1.523772 $1.672249 $1.632649 $1.360516 $1.215625 $1.177027 $1.065347 $0.842545 $1.073601 $1.046986 $0.918462 $0.876656 $0.809119	70,761.560 70,436.737 70,498.129 37,560.839 379,053.769 672,068.540 677,295.034 1,121,275.271 17,801.395 37,995.319 33,288.076 5,170 28,081.499
Federated Fund for U.S. Government Securities II Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.434284 $1.390796 $1.440517 $1.419278 $1.361168 $1.313054 $1.266149 $1.231850 $1.175893 $1.145507 $1.138979 $1.115277 $1.105	$1.421098 $1.434284 $1.390796 $1.440517 $1.419278 $1.361168 $1.313054 $1.266149 $1.231850 $1.175893 $1.145507 $1.138979 $1.115277	75,622.344 120,261.294 177,852.669 216,733.411 282,024.884 317,879.894 245,463.889 215,312.873 161,632.110 309,313.755 361,969.328 613,614 1,647,847.713
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.267104 $2.239696 $2.123766 $1.878620 $1.812159 $1.602406 $1.063554 $1.458032 $1.430249 $1.309445 $1.294013 $1.188509 $0.987	$2.177218 $2.267104 $2.239696 $2.123766 $1.878620 $1.812159 $1.602406 $1.063554 $1.458032 $1.430249 $1.309445 $1.294013 $1.188509	292,205.563 601,448.316 293,407.573 135,360.381 146,570.486 182,490.210 487,474.665 713,808.656 835,684.630 899,218.715 1,145,821.416 1,172,624 1,082,635.472
Federated Government Money Fund II(2) Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.995834 $1.010283 $1.024908 $1.039883 $1.054891 $1.070198 $1.080816 $1.069347 $1.035665 $1.004903 $0.992624 $0.998922 $1.007	$0.981605 $0.995834 $1.010283 $1.024908 $1.039883 $1.054891 $1.070198 $1.080816 $1.069347 $1.035665 $1.004903 $0.992624 $0.998922	604,244.545 422,393.257 1,283,180.385 479,730.508 498,686.547 700,711.471 1,787,536.706 2,738,201.256 1,908,244.047 1,853,380.190 1,816,231.907 2,087,881 1,600,766.572
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.646755 $1.492389 $1.153214 $1.005034 $1.045986 $0.905278 $0.676756 $1.194404 $1.030515 $1.000000	$1.634115 $1.646755 $1.492389 $1.153214 $1.005034 $1.045986 $0.905278 $0.676756 $1.194404 $1.030515	1,028,994.576 1,054,051.923 1,227,695.156 1,089,071.731 826,434.220 1,302,212.144 439,405.458 375,203.622 412,913.790 279,643.348

62

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.636898 $2.516923 $1.874327 $1.656025 $1.879470 $1.479954 $1.071769 $1.795642 $1.575602 $1.418273 $1.216160 $1.000	$2.563092 $2.636898 $2.516923 $1.874327 $1.656025 $1.879470 $1.479954 $1.071769 $1.795642 $1.575602 $1.418273 $1.216160	7,632.240 7,667.832 7,821.460 12,073.880 10,488.163 10,682.412 19,672.857 38,539.490 146,179.339 588,023.895 788,472.104 787,345
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.929853 $1.833266 $1.425236 $1.136059 $1.263815 $1.012461 $0.651797 $1.354058 $1.299401 $1.133089 $1.119660 $1.000	$1.845430 $1.929853 $1.833266 $1.425236 $1.136059 $1.263815 $1.012461 $0.651797 $1.354058 $1.299401 $1.133089 $1.119660	36,350.924 65,136.397 116,486.800 93,384.309 386,740.331 547,576.171 277,712.455 241,530.750 619,306.849 731,834.258 823,483.078 726,498
NVIT Developing Markets Fund Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.383995 $2.568770 $2.605166 $2.263284 $2.959056 $2.584728 $1.616361 $3.891618 $2.751242 $2.073960 $1.599736 $1.354948 $0.861	$1.966416 $2.383995 $2.568770 $2.605166 $2.263284 $2.959056 $2.584728 $1.616361 $3.891618 $2.751242 $2.073960 $1.599736 $1.354948	54,899.010 55,293.087 58,620.940 79,374.451 159,441.841 225,332.531 205,436.023 349,606.763 313,295.576 338,938.828 59,141.282 17,450 19,723.371
Columbia Variable Portfolio – Mid Cap Growth Fund - Class 2 Shares Subaccount Inception Date April 26, 2013	2015 2014 2013	$1.263714 $1.196571 $1.000000	$1.312477 $1.263714 $1.196571	0.000 0.000 0.000
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.858638 $1.507043 $1.218433 $1.155011 $1.247301 $1.099565 $0.688017 $1.170910 $1.030456 $0.888186 $0.834695 $0.815568 $0.608	$2.011901 $1.858638 $1.507043 $1.218433 $1.155011 $1.247301 $1.099565 $0.688017 $1.170910 $1.030456 $0.888186 $0.834695 $0.815568	2,668.470 12,627.746 12,718.366 12,814.679 12,916.087 2,668.470 2,668.470 4,360.674 5,595.927 6,576.998 7,724.409 9,018 10,434.556
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.017649 $1.803336 $1.384066 $1.212026 $1.206235 $1.064898 $0.854406 $1.374558 $1.323386 $1.160267 $1.123187 $1.028400 $0.812	$2.013997 $2.017649 $1.803336 $1.384066 $1.212026 $1.206235 $1.064898 $0.854406 $1.374558 $1.323386 $1.160267 $1.123187 $1.028400	1,954,992.650 2,299,316.068 2,735,216.536 3,144,636.229 3,802,070.894 5,181,893.881 5,520,765.977 5,814,877.513 5,429,990.042 3,924,168.882 2,690,660.120 2,586,038 1,832,289.179

63

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.636290 $2.354454 $1.770251 $1.550778 $1.605934 $1.299525 $0.939186 $1.637677 $1.565432 $1.396071 $1.242604 $1.047790 $0.793	$2.561313 $2.636290 $2.354454 $1.770251 $1.550778 $1.605934 $1.299525 $0.939186 $1.637677 $1.565432 $1.396071 $1.242604 $1.047790	663,550.134 877,048.237 773,545.605 838,071.392 844,708.241 1,229,412.633 1,282,149.026 2,086,568.115 1,528,971.636 1,163,317.452 1,527,906.186 1,634,691 1,454,754.279
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.087563 $2.407440 $2.386693 $2.061535 $1.928620 $1.525561 $1.198435 $1.937656 $2.357239 $1.772256 $1.607610 $1.249674 $0.936	$3.111120 $3.087563 $2.407440 $2.386693 $2.061535 $1.928620 $1.525561 $1.198435 $1.937656 $2.357239 $1.772256 $1.607610 $1.249674	659,978.384 779,625.256 865,068.851 916,686.546 1,200,684.034 1,326,731.609 1,726,926.011 1,386,712.852 1,251,873.143 753,540.002 380,573.602 550,674 287,366.638
Vanguard - International Subaccount Inception Date May 1, 2007	2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.064131 $1.149149 $0.945844 $0.798764 $0.937202 $0.821589 $0.583745 $1.075210 $1.000000	$1.040865 $1.064131 $1.149149 $0.945844 $0.798764 $0.937202 $0.821589 $0.583745 $1.075210	496,289.850 469,255.929 551,868.663 579,627.350 471,448.324 310,000.785 214,348.979 151,917.344 23,835.391
Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.332691 $1.328686 $1.333612 $1.295831 $1.288556 $1.242399 $1.106983 $1.163259 $1.113133 $1.076315 $1.067869 $1.061463 $1.040	$1.328406 $1.332691 $1.328686 $1.333612 $1.295831 $1.288556 $1.242399 $1.106983 $1.163259 $1.113133 $1.076315 $1.067869 $1.061463	2,826,226.387 2,447,633.604 2,867,208.031 1,291,191.810 1,288,458.776 1,227,284.996 2,276,963.987 2,311,321.601 4,013,784.934 4,838,808.892 4,232,273.584 3,990,261 2,241,011.063
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.513829 $1.450329 $1.505828 $1.468679 $1.384005 $1.318376 $1.262490 $1.217198 $1.154309 $1.122658 $1.112200 $1.082852 $1.056	$1.497176 $1.513829 $1.450329 $1.505828 $1.468679 $1.384005 $1.318376 $1.262490 $1.217198 $1.154309 $1.122658 $1.112200 $1.082852	614,512.696 839,679.196 906,227.770 2,994,037.713 3,497,035.897 2,868,450.351 2,962,764.746 3,058,830.415 1,097,558.715 1,125,093.709 1,133,754.349 1,100,529 1,243,279.529

64

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
Wanger International Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.818375 $2.990967 $2.479672 $2.069540 $2.459066 $1.997044 $1.352632 $2.522739 $2.200552 $1.627553 $1.358616 $1.058073 $0.721	$2.780758 $2.818375 $2.990967 $2.479672 $2.069540 $2.459066 $1.997044 $1.352632 $2.522739 $2.200552 $1.627553 $1.358616 $1.058073	649,938.425 505,897.684 346,584.316 303,273.483 349,233.398 518,777.230 140,485.610 58,518.011 99,053.172 95,585.812 326,373.631 282,130 227,633.673
Wanger USA Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.562996 $2.481440 $1.882124 $1.591088 $1.672533 $1.375546 $0.981170 $1.650464 $1.588907 $1.494234 $1.362500 $1.168145 $0.827	$2.510963 $2.562996 $2.481440 $1.882124 $1.591088 $1.672533 $1.375546 $0.981170 $1.650464 $1.588907 $1.494234 $1.362500 $1.168145	145,407.813 160,122.936 183,821.814 181,554.252 165,660.214 271,279.963 225,481.976 227,531.181 583,733.928 835,302.936 1,037,234.292 1,411,226 1,265,412.266

65

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.255594 $1.215933 $1.104278 $1.031476 $1.030758 $0.941916 $0.819781 $1.000000	$1.218510 $1.255594 $1.215933 $1.104278 $1.031476 $1.030758 $0.941916 $0.819781	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.273445 $1.240813 $1.057566 $0.960291 $0.983097 $.0881874 $0.723742 $1.000000	$1.214840 $1.273445 $1.240813 $1.057566 $0.960291 $0.983097 $0.881874 $0.723742	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.641068 $1.630007 $1.512767 $1.428953 $1.412819 $1.316426 $1.067017 $1.374142 $1.311160 $1.215924 $1.173316 $1.085524 $0.896	$1.585174 $1.641068 $1.630007 $1.512767 $1.428953 $1.412819 $1.316426 $1.067017 $1.374142 $1.311160 $1.215924 $1.173316 $1.085524	0.000 0.000 21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 0.000 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.756820 $1.735793 $1.389338 $1.252508 $1.344067 $1.186779 $0.927903 $1.560311 $1.469855 $1.290319 $1.166804 $1.037216 $0.805	$1.697443 $1.756820 $1.735793 $1.389338 $1.252508 $1.344067 $1.186779 $0.927903 $1.560311 $1.469855 $1.290319 $1.166804 $1.037216	0.000 0.000 0.000 0.000 1,371.268 1,371.268 1,371.268 1,371.268 1,371.268 2,935.495 7,506.495 16,848 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.731296 $1.709964 $1.529176 $1.418402 $1.431255 $1.316161 $1.056864 $1.449009 $1.362474 $1.240469 $1.171796 $1.067759 $0.868	$1.667720 $1.731296 $1.709964 $1.529176 $1.418402 $1.431255 $1.316161 $1.056864 $1.449009 $1.362474 $1.240469 $1.171796 $1.067759	6,148.904 6,148.904 6,148.904 6,148.904 6,148.904 6,148.904 6,148.904 6,148.904 6,148.904 40,306.666 42,311.513 29,988 13,349.154
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.763099 $1.744674 $1.483329 $1.360826 $1.409570 $1.269176 $1.005174 $1.517482 $1.428769 $1.273905 $1.176374 $1.051623 $0.839	$1.698247 $1.763099 $1.744674 $1.483329 $1.360826 $1.409570 $1.269176 $1.005174 $1.517482 $1.428769 $1.273905 $1.176374 $1.051623	5,142.134 5,142.134 5,142.134 5,142.134 5,142.134 5,142.134 5,142.134 5,142.134 9,114.298 55,727.721 53,800.489 48,522 585.533

66

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2015 2014 2013 2012 2011 2010 2009	$1.723001 $1.559104 $1.215017 $1.103921 $1.090611 $1.002273 $0.984649	$1.636514 $1.723001 $1.559104 $1.215017 $1.103921 $1.090611 $1.002273	131,012.666 150,589.134 173,421.499 240,314.980 24,041.551 30,469.017 33,714.012
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.590587 $3.209145 $3.135145 $2.540774 $2.735754 $2.400642 $1.826341 $3.217370 $3.500631 $2.497286 $2.233675 $1.706483 $1.276	$3.516240 $3.590587 $3.209145 $3.135145 $2.540774 $2.735754 $2.400642 $1.826341 $3.217370 $3.500631 $2.497286 $2.233675 $1.706483	6,937.294 9,055.590 9,594.609 27,300.773 28,138.084 33,640.530 35,920.042 274,837.443 103,450.227 249,301.608 309,360 552,346 418,031
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.880246 $1.671362 $1.280160 $1.116842 $1.125245 $0.991628 $0.776682 $1.258394 $1.221924 $1.075522 $1.055117 $0.964689 $0.759	$1.851086 $1.880246 $1.671362 $1.280160 $1.116842 $1.125245 $0.991628 $0.776682 $1.258394 $1.221924 $1.075522 $1.055117 $0.964689	59,996.668 65,434.927 78,776.492 148,727.450 296,742.916 364,245.217 372,220.826 780,974.419 1,252,111.674 1,539,104.181 1,930,602 2,468,796 2,285,629
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.963369 $1.879943 $1.287100 $1.130700 $1.218378 $0.970397 $0.770040 $1.228315 $1.234065 $1.056481 $1.030271 $0.958182 $0.720000	$2.162375 $1.963369 $1.879943 $1.287100 $1.130700 $1.218378 $0.970397 $0.770040 $1.228315 $1.234065 $1.056481 $1.030271 $0.958182	19,773.449 19,773.449 24,117.920 24,117.920 24,117.920 25,141.901 25,141.901 25,426.153 25,483.353 25,475.559 28,175.644 29,657.000 31,511.599
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.676353 $1.794343 $1.542246 $1.281549 $1.446189 $1.328436 $1.016223 $1.594091 $1.482452 $1.222593 $1.099441 $0.975993 $0.791	$1.652840 $1.676353 $1.794343 $1.542246 $1.281549 $1.446189 $1.328436 $1.016223 $1.594091 $1.482452 $1.222593 $1.099441 $0.975993	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,043.112 1,044.823 1,047 2,132.979

67

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.578717 $1.530847 $1.594413 $1.504848 $1.437263 $1.360914 $1.190434 $1.243039 $1.158142 $1.127971 $1.118783 $1.086753 $1.051000	$1.566127 $1.578717 $1.530847 $1.594413 $1.504848 $1.437263 $1.360914 $1.190434 $1.243039 $1.158142 $1.127971 $1.118783 $1.086753	345,684.351 244,331.677 359,295.049 1,198,464.675 1,415,932.851 839,301.572 15,260.416 51,238.251 649,050.917 37,201.235 17,675.286 24,567.000 43,093.952
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.981087 $1.887196 $1.329547 $1.166538 $1.164296 $0.879105 $0.643308 $1.024345 $0.948633 $1.000000	$1.999302 $1.981087 $1.887196 $1.329547 $1.166538 $1.164296 $0.879105 $0.643308 $1.024345 $0.948633	90,825.544 130,597.094 102,599.790 137,128.550 47,159.705 50,655.957 243,671.588 339,603.600 6,214.454 0.000
TA WMC US Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.803709 $1.647801 $1.262606 $1.132504 $1.194024 $1.028693 $0.808171 $1.519338 $1.326262 $1.238197 $1.078385 $0.945195 $0.731	$1.898752 $1.803709 $1.647801 $1.262606 $1.132504 $1.194024 $1.028693 $0.808171 $1.519338 $1.326262 $1.238197 $1.078385 $0.945195	216,815.764 242,693.854 338,264.647 977,086.998 1,205,547.579 663,907.893 1,209,655.161 1,603,889.971 2,004,161.623 452,823.257 524,861 707,788.225 788,920
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$7.009413 $6.761269 $5.034296 $4.390715 $4.578108 $3.563074 $2.525279 $4.334826 $3.527500 $3.032749 $2.710530 $2.364745 $1.258	$6.732307 $7.009413 $6.761269 $5.034296 $4.390715 $4.578108 $3.563074 $2.525279 $4.334826 $3.527500 $3.032749 $2.710530 $2.364745	47,508.467 51,055.765 58,210.724 62,448.607 76,118.099 110,870.293 108,428.705 159,956.073 259,606.496 420,700.829 575,710.446 723,452 1,060,687
TA TS&W International Equity - Initial Class Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.482890 $1.587442 $1.295805 $1.126618 $1.334210 $1.248364 $1.006558 $1.670354 $1.466684 $1.205294 $1.075061 $0.940372 $0.719	$1.480203 $1.482890 $1.587442 $1.295805 $1.126618 $1.334210 $1.248364 $1.006558 $1.670354 $1.466684 $1.205294 $1.075061 $0.940372	95,134.149 60,779.662 93,794.524 147,436.810 228,731.934 248,053.407 562,297.002 847,695.595 1,059,960.817 891,660.581 1,049,969.500 1,288,069 1,610,481

68

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.559166 $1.582331 $1.154258 $1.074120 $1.168616 $0.885825 $0.559981 $1.058294 $0.876700 $0.809627 $0.764064 $0.723847 $0.573	$1.458822 $1.559166 $1.582331 $1.154258 $1.074120 $1.168616 $0.885825 $0.559981 $1.058294 $0.876700 $0.809627 $0.764064 $0.723847	36,074.977 36,167.296 36,234.259 36,234.259 36,549.544 37,094.956 37,187.239 37,187.239 39,570.691 39,915.497 42,819.457 44,467 44,184.087
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2015 2014 2013 2012 2011 2010	$1.631053 $1.494019 $1.284099 $1.157928 $1.129662 $1.000000	$1.610393 $1.631053 $1.494019 $1.284099 $1.157928 $1.129662	209,647.351 222,692.806 222,333.394 446,232.069 489,103.918 0.000
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$.950847 $0.920851 $0.760337 $0.681555 $0.903199 $0.773078 $0.512390 $0.990058 $0.838237 $0.784981 $0.768689 $0.742478 $0.524	$.961596 $.950847 $0.920851 $0.760337 $0.681555 $0.903199 $0.773078 $0.512390 $0.990058 $0.838237 $0.784981 $0.768689 $0.742478	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 62.982 60.059 3,010.100 4,550 4,265.645
AB Growth - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.569396 $1.410135 $1.070305 $0.956557 $0.961553 $0.850177 $0.649465 $1.148475 $1.034758 $1.063436 $0.966842 $0.856875 $0.654	$1.682565 $1.569396 $1.410135 $1.070305 $0.956557 $0.961553 $0.850177 $0.649465 $1.148475 $1.034758 $1.063436 $0.966842 $0.856875	778.030 778.030 778.030 778.030 778.030 778.030 778.030 778.030 778.030 771.861 774.898 7,432 10,784.975
AB Large Cap Growth - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.461369 $1.302965 $0.965340 $0.839657 $0.885448 $0.818268 $0.605771 $1.021786 $0.912916 $0.932556 $0.824168 $0.772128 $0.635	$1.596065 $1.461369 $1.302965 $0.965340 $0.839657 $0.885448 $0.818268 $0.605771 $1.021786 $0.912916 $0.932556 $0.824168 $0.772128	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

69

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.348498 $2.499662 $1.806181 $1.636930 $1.759011 $1.390713 $1.123356 $1.927003 $1.724030 $1.556780 $1.538377 $1.400712 $0.986	$2.402281 $2.348498 $2.499662 $1.806181 $1.636930 $1.759011 $1.390713 $1.123356 $1.927003 $1.724030 $1.556780 $1.538377 $1.400712	21,297.201 27,249.521 43,408.330 68,475.637 160,522.832 215,211.285 220,098.291 302,450.775 7,208.538 7,218.667 30,324 38,154 58,598
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.449891 $1.300815 $0.985343 $0.895437 $0.902965 $0.800115 $0.608599 $0.944358 $0.891775 $0.830707 $0.815795 $0.781636 $0.631	$1.379671 $1.449891 $1.300815 $0.985343 $0.895437 $0.902965 $0.800115 $0.608599 $0.944358 $0.891775 $0.830707 $0.815795 $0.781636	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,303.416
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.649870 $1.553071 $1.304659 $1.202430 $1.122339 $0.990191 $0.822262 $1.187631 $1.128235 $0.985396 $0.960586 $0.930410 $0.782	$1.581381 $1.649870 $1.553071 $1.304659 $1.202430 $1.122339 $0.990191 $0.822262 $1.187631 $1.128235 $0.985396 $0.960586 $0.930410	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 412.077 40,184.744 138 0.000
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2015 2014 2013 2012 2011 2010	$1.221278 $1.251712 $1.090988 $1.005177 $1.077255 $1.000000	$1.127547 $1.221278 $1.251712 $1.090988 $1.005177 $1.077255	64,964.686 66,898.105 71,574.458 83,636.385 87,033.801 104,697.670
Federated Managed Volatility Fund II Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.472486 $1.438332 $1.199168 $1.071996 $1.038474 $0.940410 $0.744104 $0.948635 $0.925577 $0.812349 $0.775743 $0.716340 $0.603	$1.341085 $1.472486 $1.438332 $1.199168 $1.071996 $1.038474 $0.940410 $0.744104 $0.948635 $0.925577 $0.812349 $0.775743 $0.716340	41,026.170 47,307.713 83,881.522 113,677.272 359,154.439 558,967.994 578,527.130 828,351.772 31,163.808 46,013.834 69,339.203 80,846 135,584

70

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
Federated Fund for U.S. Government Securities II Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.576069 $1.529040 $1.584471 $1.561896 $1.498663 $1.446408 $1.395420 $1.358287 $1.297240 $1.264329 $1.257748 $1.232183 $1.222	$1.560809 $1.576069 $1.529040 $1.584471 $1.561896 $1.498663 $1.446408 $1.395420 $1.358287 $1.297240 $1.264329 $1.257748 $1.232183	193,291.623 195,181.005 315,874.004 695,289.866 750,819.380 709,794.574 553,454.195 550,416.381 680,866.675 1,714,775.935 1,408,870.019 1,658,616 3,258,944
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.175151 $2.149901 $2.039614 $1.805068 $1.742064 $1.541169 $1.023410 $1.403687 $1.377623 $1.261891 $1.247633 $1.146467 $0.952	$2.087872 $2.175151 $2.149901 $2.039614 $1.805068 $1.742064 $1.541169 $1.023410 $1.403687 $1.377623 $1.261891 $1.247633 $1.146467	99,108.396 211,491.401 130,491.440 140,133.579 147,400.195 157,267.971 422,667.694 540,712.774 662,622.925 565,488.063 1,014,085.600 1,072,205 1,403,596
Federated Government Money Fund II(2) Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.086411 $1.102725 $1.119249 $1.136131 $1.153144 $1.170427 $1.182652 $1.170677 $1.134359 $1.101212 $1.088294 $1.095739 $1.105	$1.070369 $1.086411 $1.102725 $1.119249 $1.136131 $1.153144 $1.170427 $1.182652 $1.170677 $1.134359 $1.101212 $1.088294 $1.095739	330,769.799 447,027.684 947,408.963 862,576.913 1,120,309.266 403,285.541 743,200.919 1,249,600.218 1,336,292.814 1,613,196.565 1,313,538.901 1,720,995 1,961,385
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.639744 $1.486768 $1.149431 $1.002231 $1.043598 $0.903661 $0.675855 $1.193404 $1.030174 $1.000000	$1.626358 $1.639744 $1.486768 $1.149431 $1.002231 $1.043598 $0.903661 $0.675855 $1.193404 $1.030174	175,420.376 200,504.181 239,414.293 317,964.514 267,064.059 523,002.243 63,381.072 22,684.808 18,337.505 8,260.142
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.623105 $2.504986 $1.866355 $1.649815 $1.873337 $1.475854 $1.069323 $1.792425 $1.573556 $1.417127 $1.215778 $1.000	$2.548425 $2.623105 $2.504986 $1.866355 $1.649815 $1.873337 $1.475854 $1.069323 $1.792425 $1.573556 $1.417127 $1.215778	0.000 0.000 0.000 1,919.279 3,283.055 6,892.265 9,834.820 10,123.128 9,201.417 11,875.060 3,513.095 0.000

71

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.919681 $1.824503 $1.419112 $1.131742 $1.259632 $1.009605 $0.650292 $1.351598 $1.297684 $1.132157 $1.119292 $1.000	$1.834806 $1.919681 $1.824503 $1.419112 $1.131742 $1.259632 $1.009605 $0.650292 $1.351598 $1.297684 $1.132157 $1.119292	27,903.762 27,731.466 29,000.901 32,475.280 140,946.513 190,766.939 37,149.452 11,956.186 132,533.723 9,526.954 4,247.810 0.000
NVIT Developing Markets Fund Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.709126 $2.920541 $2.963399 $2.575778 $3.369275 $2.944501 $1.842258 $4.437695 $3.138860 $2.367318 $1.826916 $1.548132 $0.984	$2.233498 $2.709126 $2.920541 $2.963399 $2.575778 $3.369275 $2.944501 $1.842258 $4.437695 $3.138860 $2.367318 $1.826916 $1.548132	4,031.863 4,935.534 8,770.146 12,637.609 63,993.182 105,816.806 107,663.006 206,723.144 240,264.706 210,393.969 101,675.861 123,841 117,968
Columbia Variable Portfolio – Mid Cap Growth Fund- Class 2 Shares Subaccount Inception Date April 26, 2013	2015 2014 2013	$1.262654 $1.196162 $1.000000	$1.310723 $1.262654 $1.196162	0.000 0.000 0.000
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.846274 $1.497760 $1.211517 $1.149023 $1.241456 $1.094951 $0.685471 $1.167149 $1.027642 $0.886187 $0.833227 $0.814539 $0.608	$1.997522 $1.846274 $1.497760 $1.211517 $1.149023 $1.241456 $1.094951 $0.685471 $1.167149 $1.027642 $0.886187 $0.833227 $0.814539	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.005110 $1.793018 $1.376824 $1.206281 $1.201108 $1.060886 $0.851593 $1.370707 $1.320331 $1.158158 $1.121695 $1.027545 $0.812	$2.000491 $2.005110 $1.793018 $1.376824 $1.206281 $1.201108 $1.060886 $0.851593 $1.370707 $1.320331 $1.158158 $1.121695 $1.027545	61,381.841 69,026.593 88,583.541 243,980.501 116,180.133 524,666.834 511,364.813 764,709.537 454,872.692 108,286.744 71,319.618 53,454 7,279.236
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.619880 $2.340953 $1.760970 $1.543407 $1.599087 $1.294610 $0.936100 $1.633113 $1.561850 $1.393553 $1.240967 $1.046930 $0.793	$2.544110 $2.619880 $2.340953 $1.760970 $1.543407 $1.599087 $1.294610 $0.936100 $1.633113 $1.561850 $1.393553 $1.240967 $1.046930	84,357.776 148,414.007 116,774.575 216,028.038 307,410.174 413,575.780 438,750.795 783,542.703 401,760.404 40,643.523 38,049.440 30,522 18,321.323

72

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.068348 $2.393632 $2.374175 $2.051734 $1.920390 $1.519797 $1.194502 $1.932260 $2.351847 $1.769063 $1.605513 $1.248657 $0.935	$3.090233 $3.068348 $2.393632 $2.374175 $2.051734 $1.920390 $1.519797 $1.194502 $1.932260 $2.351847 $1.769063 $1.605513 $1.248657	4,521.305 1,478.881 1,498.503 2,652.593 2,676.299 3,365.295 3,706.820 10,109.461 10,716.258 9,301.398 2,718.497 2,844 9,360.825
Vanguard - International Subaccount Inception Date May 1, 2007	2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.060074 $1.145334 $0.943167 $0.796910 $0.935496 $0.820503 $0.583266 $1.074855 $1.000000	$1.036375 $1.060074 $1.145334 $0.943167 $0.796910 $0.935496 $0.820503 $0.583266 $1.074855	108,619.615 78,172.979 70,247.907 75,421.598 75,948.481 68,004.222 64,434.438 22,352.017 18,140.180
Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.324470 $1.321099 $1.326639 $1.289672 $1.283083 $1.237721 $1.103361 $1.160033 $1.110591 $1.074372 $1.066483 $1.060600 $1.040	$1.319587 $1.324470 $1.321099 $1.326639 $1.289672 $1.283083 $1.237721 $1.103361 $1.160033 $1.110591 $1.074372 $1.066483 $1.060600	694,206.698 461,347.810 683,067.883 580,492.717 154,124.279 156,667.801 746,436.615 802,358.248 905,055.781 107,254.001 27,909.504 26,753 8,231.622
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.504460 $1.442066 $1.497999 $1.461749 $1.378153 $1.313440 $1.258379 $1.213833 $1.151693 $1.120651 $1.110758 $1.081972 $1.056	$1.487167 $1.504460 $1.442066 $1.497999 $1.461749 $1.378153 $1.313440 $1.258379 $1.213833 $1.151693 $1.120651 $1.110758 $1.081972	56,956.924 137,162.729 145,425.452 1,203,099.226 1,379,708.573 1,025,459.101 1,002,287.415 1,175,105.680 24,717.171 33,117.516 26,577.073 28,410 55,425.628
Wanger International Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$4.700620 $4.990941 $4.139805 $3.456805 $4.109455 $3.338988 $2.262668 $4.222104 $3.684712 $2.726592 $2.277159 $1.576808 $1.210	$4.635602 $4.700620 $4.990941 $4.139805 $3.456805 $4.109455 $3.338988 $2.262668 $4.222104 $3.684712 $2.726592 $2.277159 $1.576808	118,401.148 104,117.413 71,947.716 238,181.798 276,995.735 317,727.930 430,147.065 629,320.352 650,318.429 674,657.416 547,925.827 618,167 636,203

73

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
Wanger USA Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.440904 $3.333052 $2.529301 $2.139240 $2.249857 $1.851261 $1.321140 $2.223436 $2.141575 $2.014972 $1.838244 $1.774295 $1.117	$3.369390 $3.440904 $3.333052 $2.529301 $2.139240 $2.249857 $1.851261 $1.321140 $2.223436 $2.141575 $2.014972 $1.838244 $1.774295	48,615.648 50,139.152 53,573.302 62,610.680 82,459.761 108,590.953 104,872.900 148,512.460 366,352.565 451,329.58 595,039.213 699,936 747,927

74

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.247362 $1.209158 $1.099210 $1.027760 $1.028052 $0.940376 $0.819250 $1.000000	$1.209331 $1.247362 $1.209158 $1.099210 $1.027760 $1.028052 $0.940376 $0.819250	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2015 2014 2013 2012 2011 2010 2009 2008	$1.265154 $1.233943 $1.052742 $0.956856 $0.980534 $0.880438 $0.723266 $1.000000	$1.205744 $1.265154 $1.233943 $1.052742 $0.956856 $0.980534 $0.880438 $0.723266	22,183.630 171,082.070 531,394.770 669,770.672 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.620731 $1.611399 $1.496968 $1.415440 $1.400842 $1.306552 $1.060055 $1.366524 $1.305179 $1.211571 $1.170262 $1.083754 $0.896	$1.563995 $1.620731 $1.611399 $1.496968 $1.415440 $1.400842 $1.306552 $1.060055 $1.366524 $1.305179 $1.211571 $1.170262 $1.083754	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 15,803.995 18,309.908 19,307.957 12,545 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.735028 $1.715943 $1.374791 $1.240620 $1.332631 $1.177841 $0.921822 $1.551630 $1.463112 $1.285660 $1.163725 $1.035506 $0.804	$1.674738 $1.735028 $1.715943 $1.374791 $1.240620 $1.332631 $1.177841 $0.921822 $1.551630 $1.463112 $1.285660 $1.163725 $1.035506	0.000 0.000 0.000 0.000 0.000 0.000 0.000 921.286 2,066.720 6,539.453 5,652.197 0.000 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.709834 $1.690424 $1.513179 $1.404952 $1.419075 $1.306232 $1.049927 $1.440929 $1.356216 $1.235988 $1.168706 $1.065987 $0.867	$1.645423 $1.709834 $1.690424 $1.513179 $1.404952 $1.419075 $1.306232 $1.049927 $1.440929 $1.356216 $1.235988 $1.168706 $1.065987	769.476 774.197 778.618 782.814 532,536.550 31,723.535 31,886.957 32,052.372 50,445.620 40,159.890 40,326.160 40,496 40,665.279
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.741250 $1.724755 $1.467847 $1.347950 $1.397604 $1.259637 $0.998601 $1.509060 $1.422241 $1.269325 $1.173297 $1.049905 $0.839	$1.675562 $1.741250 $1.724755 $1.467847 $1.347950 $1.397604 $1.259637 $0.998601 $1.509060 $1.422241 $1.269325 $1.173297 $1.049905	0.000 0.000 0.000 0.000 0.000 591,874.226 0.000 0.000 1,761.858 7,665.583 6,837.683 5,850 4,282.186

75

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2015 2014 2013 2012 2011 2010 2009	$1.714296 $1.552754 $1.211264 $1.101605 $1.089398 $1.002155 $0.984646	$1.626643 $1.714296 $1.552754 $1.211264 $1.101605 $1.089398 $1.002155	102,437.570 102,707.141 30,490.661 35,345.712 32,405.161 34,366.148 47,791.579
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.921146 $2.613395 $2.555647 $2.073194 $2.234485 $1.962706 $1.494639 $2.635641 $2.870526 $2.049782 $1.835214 $1.403452 $1.050	$2.857835 $2.921146 $2.613395 $2.555647 $2.073194 $2.234485 $1.962706 $1.494639 $2.635641 $2.870526 $2.049782 $1.835214 $1.403452	43,563.422 40,456.693 11,921.372 12,409.924 13,594.484 14,430.348 60,138.522 68,246.274 20,691.063 9,912.922 8,551.712 12,187 13,400.626
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.705365 $1.517395 $1.163368 $1.015964 $1.024615 $0.903834 $0.708612 $1.149239 $1.117048 $0.984181 $0.966463 $0.884507 $0.697	$1.677264 $1.705365 $1.517395 $1.163368 $1.015964 $1.024615 $0.903834 $0.708612 $1.149239 $1.117048 $0.984181 $0.966463 $0.884507	23,864,710 0.000 0.000 0.000 0.000 0.000 0.000 14,013.309 25,335.587 43,691.068 18,196.271 17,639 28,351.051
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.937289 $1.856805 $1.272513 $1.118992 $1.206952 $0.962247 $0.764325 $1.220416 $1.227346 $1.051759 $1.026675 $0.955783 $0.718	$2.131543 $1.937289 $1.856805 $1.272513 $1.118992 $1.206952 $0.962247 $0.764325 $1.220416 $1.227346 $1.051759 $1.026675 $0.955783	0.000 0.000 0.000 7,002.711 7,002.711 7,002.711 7,002.711 7,002.711 7,002.711 7,002.711 8,756.133 8,756 18,835.741
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.655505 $1.773773 $1.526066 $1.269363 $1.433859 $1.318408 $1.009553 $1.585221 $1.475665 $1.218190 $1.096562 $0.974401 $0.790	$1.630678 $1.655505 $1.773773 $1.526066 $1.269363 $1.433859 $1.318408 $1.009553 $1.585221 $1.475665 $1.218190 $1.096562 $0.974401	45,957.909 40,049.400 43,904.901 40,085.149 40,903.555 41,784.894 42,929.269 82,278.938 115,844.770 145,016.548 141,353.212 148,595 200,731.361

76

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.559135 $1.513356 $1.577755 $1.490594 $1.425040 $1.350664 $1.182628 $1.236115 $1.152824 $1.123893 $1.115839 $1.084965 $1.051	$1.545174 $1.559135 $1.513356 $1.577755 $1.490594 $1.425040 $1.350664 $1.182628 $1.236115 $1.152824 $1.123893 $1.115839 $1.084965	167,689.946 153,274.868 183,647.016 182,225.345 204,043.967 225,039.560 266,043.311 43,150.748 17,845.199 26,812.847 11,541.545 0.000 8,140.996
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.964197 $1.872957 $1.320818 $1.160025 $1.158934 $0.875925 $0.641620 $1.022668 $0.948016 $1.000000	$1.980310 $1.964197 $1.872957 $1.320818 $1.160025 $1.158934 $0.875925 $0.641620 $1.022668 $0.948016	95,686.284 76,798.731 19,764.037 20,198.222 6,332.807 27,008.249 30,744.280 0.000 0.000 0.000
TA WMC US Growth - Initial Class Subaccount Inception Date July 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.779726 $1.627484 $1.248268 $1.120754 $1.182792 $1.020029 $0.802161 $1.509538 $1.319019 $1.232651 $1.074597 $0.942810 $0.730	$1.871641 $1.779726 $1.627484 $1.248268 $1.120754 $1.182792 $1.020029 $0.802161 $1.509538 $1.319019 $1.232651 $1.074597 $0.942810	46,849.049 64,929.347 69,409.256 105,335.965 111,769.621 103,329.712 136,086.607 180,870.684 269,331.205 405,060.079 221,388.747 169,327 137,151.985
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.358169 $3.242475 $2.416653 $2.109801 $2.202015 $1.715479 $1.217019 $2.091171 $1.703392 $1.465918 $1.311451 $1.145278 $0.610	$3.222237 $3.358169 $3.242475 $2.416653 $2.109801 $2.202015 $1.715479 $1.217019 $2.091171 $1.703392 $1.465918 $1.311451 $1.145278	7,291.467 4,223.859 8,295.960 16,033.992 10,706.024 12,525.389 76,872.668 110,415.289 48,006.453 77,822.210 84,093.601 114,706 132,273.214
TA TS&W International Equity - Initial Class Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.528671 $1.638067 $1.338446 $1.164845 $1.380840 $1.293266 $1.043789 $1.733851 $1.523944 $1.253581 $1.119234 $0.979979 $0.750	$1.524409 $1.528671 $1.638067 $1.338446 $1.164845 $1.380840 $1.293266 $1.043789 $1.733851 $1.523944 $1.253581 $1.119234 $0.979979	40,438.894 24,568.079 25,933.195 27,445.887 29,157.066 30,959.899 68,874.339 66,071.068 240,737.009 259,086.156 250,248.818 258,885 100,503.265

77

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.538463 $1.562857 $1.141173 $1.063003 $1.157667 $0.878388 $0.555830 $1.051512 $0.871949 $0.806021 $0.761401 $0.722038 $0.572	$1.438040 $1.538463 $1.562857 $1.141173 $1.063003 $1.157667 $0.878388 $0.555830 $1.051512 $0.871949 $0.806021 $0.761401 $0.722038	23,406.246 23,575.730 33,399.439 43,495.142 29,148.162 36,463.135 47,590.456 14,733.247 23,204.401 30,578.077 35,142.703 51,763 56,300.774
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2015 2014 2013 2012 2011 2010	$1.623566 $1.488631 $1.280726 $1.156026 $1.128916 $1.000000	$1.601426 $1.623566 $1.488631 $1.280726 $1.156026 $1.128916	9,192.299 17,990.823 19,679.206 21,539.025 23,623.486 29,973.325
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.938217 $0.909515 $0.751719 $0.674504 $0.894744 $0.766596 $0.508594 $0.983689 $0.833665 $0.781468 $0.765998 $0.740613 $0.523	$0.947889 $0.938217 $0.909515 $0.751719 $0.674504 $0.894744 $0.766596 $0.508594 $0.983689 $0.833665 $0.781468 $0.765998 $0.740613	998.946 1,035.000 1,072.083 8,611.885 8,655.099 8,698.621 8,746.643 27,210.755 27,243.465 27,818.541 39,207.697 38,586 59,514.847
AB Growth - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.548622 $1.392831 $1.058218 $0.946681 $0.952564 $0.843054 $0.644658 $1.141097 $1.029129 $1.058695 $0.963479 $0.854738 $0.645	$1.658658 $1.548622 $1.392831 $1.058218 $0.946681 $0.952564 $0.843054 $0.644658 $1.141097 $1.029129 $1.058695 $0.963479 $0.854738	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Large Cap Growth - Class B Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.442023 $1.286982 $0.954437 $0.830984 $0.877173 $0.811432 $0.601296 $1.015237 $0.907953 $0.928400 $0.821301 $0.770199 $0.634	$1.573375 $1.442023 $1.286982 $0.954437 $0.830984 $0.877173 $0.811432 $0.601296 $1.015237 $0.907953 $0.928400 $0.821301 $0.770199	519.080 1,028.213 1,033.773 1,039.589 1,045.759 1,051.595 1,058.141 4,098.059 4,113.805 24,858.599 24,767.680 6,712 9,547.106

78

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
Columbia Variable Portfolio Small Company Growth Fund - Class 1 Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.682863 $1.792955 $1.296823 $1.176472 $1.265453 $1.001484 $0.809752 $1.390417 $1.245199 $1.125502 $1.113285 $1.014658 $0.715	$1.719713 $1.682863 $1.792955 $1.296823 $1.176472 $1.265453 $1.001484 $0.809752 $1.390417 $1.245199 $1.125502 $1.113285 $1.014658	5,800.901 11,627.777 12,730.422 16,555.596 17,911.570 19,610.998 26,418.685 27,809.092 108,589.947 150,947.571 157,500.664 171,442 140,687.661
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.430731 $1.284887 $0.974237 $0.886229 $0.894557 $0.793442 $0.604114 $0.938332 $0.886952 $0.827018 $0.812955 $0.779695 $0.630	$1.360103 $1.430731 $1.284887 $0.974237 $0.886229 $0.894557 $0.793442 $0.604114 $0.938332 $0.886952 $0.827018 $0.812955 $0.779695	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus VIF - Appreciation Portfolio - Service Class Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.628023 $1.534001 $1.289905 $1.190004 $1.111837 $0.981896 $0.816180 $1.180014 $1.122111 $0.981016 $0.957253 $0.928094 $0.780	$1.558903 $1.628023 $1.534001 $1.289905 $1.190004 $1.111837 $0.981896 $0.816180 $1.180014 $1.122111 $0.981016 $0.957253 $0.928094	5,745.093 5,745.093 5,745.093 5,745.093 5,745.093 5,745.093 5,745.093 5,745.093 5,745.093 41,475.874 56,453.815 178,902 205,481.891
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2015 2014 2013 2012 2011 2010	$1.215517 $1.247040 $1.087986 $1.003398 $1.076398 $1.000000	$1.121117 $1.215517 $1.247040 $1.087986 $1.003398 $1.076398	18,553.047 21,483.236 20,036.611 21,736.561 23,450.335 24,023.683
Federated Managed Volatility Fund II Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.639160 $1.602709 $1.337535 $1.196867 $1.160569 $1.052000 $0.833212 $1.063290 $1.038473 $0.912336 $0.872093 $0.806093 $0.679	$1.491423 $1.639160 $1.602709 $1.337535 $1.196867 $1.160569 $1.052000 $0.833212 $1.063290 $1.038473 $0.912336 $0.872093 $0.806093	0.000 0.000 0.000 0.000 17.090 13,485.620 75,471.076 90,020.461 0.000 0.000 0.000 0.000 0.000

79

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
Federated Fund for U.S. Government Securities II Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.405925 $1.365324 $1.416213 $1.397418 $1.342170 $1.296637 $1.252143 $1.220026 $1.166337 $1.137861 $1.133045 $1.111107 $1.103	$1.390943 $1.405925 $1.365324 $1.416213 $1.397418 $1.342170 $1.296637 $1.252143 $1.220026 $1.166337 $1.137861 $1.133045 $1.111107	14,891.934 15,050.170 13,929.501 11,934.432 108,222.423 11,332.096 18,911.948 23,756.093 29,131.820 24,223.812 18,698.886 250,770 298,079.391
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.222285 $2.198668 $2.087941 $1.849674 $1.786871 $1.582373 $1.051804 $1.444060 $1.418647 $1.300738 $1.287298 $1.184084 $0.984	$2.131011 $2.222285 $2.198668 $2.087941 $1.849674 $1.786871 $1.582373 $1.051804 $1.444060 $1.418647 $1.300738 $1.287298 $1.184084	33,528.888 18,186.831 22,293.667 24,282.123 21,357.503 25,715.960 37,883.628 31,820.915 208,583.113 223,088.918 289,553.593 320,725 244,963.866
Federated Government Money Fund II(2) Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.976069 $0.991715 $1.007579 $1.023762 $1.040125 $1.056763 $1.068837 $1.059061 $1.027234 $0.998193 $0.987448 $0.995191 $1.004	$0.960729 $0.976069 $0.991715 $1.007579 $1.023762 $1.040125 $1.056763 $1.068837 $1.059061 $1.027234 $0.998193 $0.987448 $0.995191	30,217.179 29,903.610 30,916.127 31,559.911 36,326.257 26,616.986 41,103.833 257,896.714 232,117.474 44,985.668 53,785.535 155,301 154,453.039
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006	$1.625799 $1.475581 $1.141910 $0.996659 $1.038809 $0.900389 $0.674086 $1.191464 $1.029509 $1.000000	$1.610932 $1.625799 $1.475581 $1.141910 $0.996659 $1.038809 $0.900389 $0.674086 $1.191464 $1.029509	174,980.801 151,578.682 157,494.247 161,237.017 160,336.631 117,753.707 169,626.414 249,426.982 140,353.462 0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$2.595641 $2.481211 $1.850464 $1.637383 $1.861053 $1.467622 $1.064410 $1.785955 $1.569426 $1.414798 $1.214972 $1.000	$2.519255 $2.595641 $2.481211 $1.850464 $1.637383 $1.861053 $1.467622 $1.064410 $1.785955 $1.569426 $1.414798 $1.214972	6,759.270 2,982.550 3,170.165 3,754.967 3,754.967 3,683.070 4,123.844 14,829.452 22,169.259 36,341.511 26,261.801 8,787

80

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
Fidelity -VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.899607 $1.807204 $1.407052 $1.123238 $1.251388 $1.003992 $0.647303 $1.346727 $1.294293 $1.130312 $1.118571 $1.000	$1.813831 $1.899607 $1.807204 $1.407052 $1.123238 $1.251388 $1.003992 $0.647303 $1.346727 $1.294293 $1.130312 $1.118571	9,539.120 9,798.616 99,443.105 101,837.455 102,158.182 57,559.755 91,765.172 24,734.299 34,894.132 15,868.268 0.000 0.000
NVIT Developing Markets Fund Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.336699 $2.521527 $2.561051 $2.228268 $2.917578 $2.552260 $1.598425 $3.854162 $2.728811 $2.060082 $1.591370 $1.349863 $0.859	$1.924559 $2.336699 $2.521527 $2.561051 $2.228268 $2.917578 $2.552260 $1.598425 $3.854162 $2.728811 $2.060082 $1.591370 $1.349863	22,808.590 27,722.914 29,756.585 33,247.390 39,628.262 41,425.200 25,362.601 29,248.593 40,011.422 42,265.443 23,554.711 0.000 20,001.792
Columbia Variable Portfolio – Mid Cap Growth Fund- Class 2 Shares Subaccount Inception Date April 26, 2013	2015 2014 2013	$1.260562 $1.195360 $0.899379	$1.307267 $1.260562 $1.195360	0.000 0.000 0.000
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.821796 $1.479353 $1.197808 $1.137137 $1.229819 $1.085749 $0.680374 $1.159634 $1.022041 $0.882239 $0.830332 $0.812512 $0.607	$1.969098 $1.821796 $1.479353 $1.197808 $1.137137 $1.229819 $1.085749 $0.680374 $1.159634 $1.022041 $0.882239 $0.830332 $0.812512	12,661.959 17,009.395 17,441.579 25,506.362 26,064.540 7,580.268 7,580.268 7,580.268 7,580.268 23,663.401 28,169.470 45,039 56,389.496
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.980222 $1.772507 $1.362412 $1.194845 $1.190889 $1.052907 $0.846021 $1.363082 $1.314289 $1.153991 $1.118757 $1.025867 $0.811	$1.973713 $1.980222 $1.772507 $1.362412 $1.194845 $1.190889 $1.052907 $0.846021 $1.363082 $1.314289 $1.153991 $1.118757 $1.025867	163,815.900 169,042.603 136,560.442 147,861.032 153,294.009 170,890.855 375,507.615 390,901.054 984,214.655 1,204,048.079 1,230,433.729 1,156,670 927,651.775
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.587369 $2.314180 $1.742543 $1.528778 $1.585493 $1.284865 $0.929969 $1.624029 $1.554692 $1.388538 $1.237707 $1.045212 $0.792	$2.510067 $2.587369 $2.314180 $1.742543 $1.528778 $1.585493 $1.284865 $0.929969 $1.624029 $1.554692 $1.388538 $1.237707 $1.045212	100,471.072 96,284.683 98,557.322 101,736.127 104,832.262 83,869.619 66,258.001 83,943.493 315,578.261 416,135.795 495,103.346 606,226 571,647.749

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Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.030286 $2.366266 $2.349345 $2.032285 $1.904062 $1.508357 $1.186677 $1.921505 $2.341063 $1.762687 $1.601291 $1.246601 $0.935	$3.048894 $3.030286 $2.366266 $2.349345 $2.032285 $1.904062 $1.508357 $1.186677 $1.921505 $2.341063 $1.762687 $1.601291 $1.246601	28,085.567 19,128.053 24,220.274 26,304.235 22,213.792 39,160.743 35,381.154 45,655.751 173,110.699 212,462.784 238,927.087 427,613 371,815.723
Vanguard - International Subaccount Inception Date May 1, 2007	2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.052092 $1.137831 $0.937912 $0.793254 $0.932120 $0.818353 $0.582305 $1.074151 $1.000	$1.027564 $1.052092 $1.137831 $0.937912 $0.793254 $0.932120 $0.818353 $0.582305 $1.074151	37,787.727 31,879.017 150,804.217 154,748.989 150,591.802 87,897.518 231,840.810 266,919.683 0.000
Vanguard - Short-Term Investment–Grade Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.307991 $1.305965 $1.312731 $1.277417 $1.272140 $1.228381 $1.096116 $1.153549 $1.105485 $1.070498 $1.063662 $1.058843 $1.039	$1.301869 $1.307991 $1.305965 $1.312731 $1.277417 $1.272140 $1.228381 $1.096116 $1.153549 $1.105485 $1.070498 $1.063662 $1.058843	76,511.533 61,390.600 58,214.167 56,894.185 54,146.683 60,234.159 183,806.852 100,684.853 270,809.495 292,657.834 259,046.866 293,155 221,490.383
Vanguard – Total Bond Market Index Subaccount Inception Date May 1, 2002	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.485786 $1.425567 $1.482308 $1.447884 $1.366424 $1.303554 $1.250139 $1.207073 $1.146405 $1.116605 $1.107827 $1.080190 $1.055	$1.467269 $1.485786 $1.425567 $1.482308 $1.447884 $1.366424 $1.303554 $1.250139 $1.207073 $1.146405 $1.116605 $1.107827 $1.080190	123,618.595 81,426.882 66,048.823 71,012.692 97,904.808 113,652.545 173,293.566 148,013.878 347,716.709 260,344.363 232,376.453 248,274 222,708.098
Wanger International Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.762588 $2.936106 $2.437791 $2.037613 $2.424713 $1.972050 $1.337676 $2.498544 $2.182688 $1.616721 $1.351552 $1.163767 $0.719	$2.721686 $2.762588 $2.936106 $2.437791 $2.037613 $2.424713 $1.972050 $1.337676 $2.498544 $2.182688 $1.616721 $1.351552 $1.163767	15,952.733 17,222.961 69,862.696 72,185.933 65,129.792 52,621.429 32,609.505 49,768.824 113,056.154 126,170.707 109,312.544 209,884 171,179.180

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Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
Wanger USA Subaccount Inception Date October 26, 1998	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.512180 $2.435833 $1.850258 $1.566469 $1.649095 $1.358274 $0.970276 $1.634561 $1.575942 $1.484231 $1.355374 $1.054130 $0.826	$2.457551 $2.512180 $2.435833 $1.850258 $1.566469 $1.649095 $1.358274 $0.970276 $1.634561 $1.575942 $1.484231 $1.355374 $1.054130	21,391.245 26,674.741 27,938.416 30,542.352 33,321.463 34,403.913 26,614.663 46,898.341 48,851.117 125,238.377 126,980.115 148,306 199,514.923

(1)	Formerly known as TA Morgan Stanley Mid-Cap Growth.
(2)	Formerly known as Federated Prime Money Fund II.

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APPENDIX C

If you are a Policy Owner of Policy AV375, below is a description of the significant features of your Policy and the available investment choices that may be different than described in the Prospectus. (The Policy Form Number appears on the bottom left-hand corner of your Policy.) Please see your actual policy and any attachments for determining your specific coverage.

The Nursing Care and Terminal Condition Option, Unemployment Waiver Option, and the Guaranteed Minimum Death Benefit Options are currently not available to Policy Owners of Policy AV375.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Designated Period Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, TPLIC will move your investment out of the Portfolios and into the general account of TPLIC.

●	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

●	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies.

●	Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of at least 10 years, 15 years, or 20 years, as elected. If the Annuitant dies before the period certain ends, TPLIC will make any remaining payments to the Beneficiary.

●	Installment or Unit Refund Life Annuity—Available as either a fixed (Installment Refund) or variable (Unit Refund) Annuity Payment Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a period certain determined by dividing the Accumulated Value by the first Annuity Payment. If the Annuitant dies before the period certain ends, TPLIC will make any remaining payments to the Beneficiary.

●	Designated Period Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Mortality and Expense Risk Charge

TPLIC charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 1.35% of the net asset value of the Separate Account.

We guarantee that this annual charge will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to TPLIC’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then TPLIC will bear the loss.

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Fee Table

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between investment choices. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases	None
Contingent Deferred Sales Load (surrender charge)	None
Exchange Fees(1)	$10
Special Service Fee	$0 - $25

(1)	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	1.35%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.50%

The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2015. Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Portfolio Annual Expenses(1)	Minimum	Maximum

Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.71%	1.73%

(1)	The fee table information relating to the underlying funds was provided to TPLIC by the underlying funds, their investment advisers or managers, and TPLIC has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE TABLE

The following example illustrates the maximum expenses that you would incur on a $10,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. The example assumes that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract’s Annuity Payment Options.

1 Year	3 Years	5 Years	10 Years
$326	$995	$1688	$3531

For information concerning compensation paid for the sale of the Policies, see “Distribution of the Policies.”

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Minimum Balance Requirements

The minimum required balance in any Portfolio is $250, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $250 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), TPLIC will transfer the remaining balance to the remaining Portfolios under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Purchase Payment within three years, TPLIC may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your Contract is liquidated. TPLIC would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. We will not exercise this right to cancel your Contract if it is a Qualified Contract.

DEATH BENEFIT

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the greater of the then-current Accumulated Value of the Contract (plus any positive Market Value Adjustment applicable under any Guaranteed Period Option) or the Adjusted Death Benefit. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period before the Annuitant attains age 81, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. For any six-year period after the one in which the Annuitant attains age 81, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 81 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. When TPLIC receives Due Proof of Death of the Annuitant, TPLIC will calculate the Death Benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and TPLIC has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Paid as a lump sum, the Death Benefit is the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under any Guaranteed Period Option) on the date we receive Due Proof of Death; or
(2)	the Adjusted Death Benefit.

Paid under one of the Annuity Payment Options, the Death Benefit will be based on the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under any Guaranteed Period Option) on the Annuity Date elected by the Beneficiary and approved by TPLIC or
(2)

the Adjusted Death Benefit. The amount of the Adjusted Death Benefit is calculated as follows. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period before the Annuitant attains age 81, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments

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made during that six-year period minus any partial withdrawals taken during that six-year period. For any six-year period after the one in which the Annuitant attains age 81, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 81 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, TPLIC will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

A Word About Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries and name them in the application. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before TPLIC acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to TPLIC and obtaining approval from TPLIC. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

●	If there is more than one Beneficiary, each will share in the Death Benefit equally.
●	If one or two or more Beneficiaries have already died, TPLIC will pay that share of the Death Benefit equally to the survivor(s).
●	If no Beneficiary is living, TPLIC will pay the proceeds to the Contract Owner.
●	If a Beneficiary dies at the same time as the Annuitant, TPLIC will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before TPLIC receives due proof of the Annuitant’s death, TPLIC will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, TPLIC will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

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Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, TPLIC must pay out the entire value of the Contract within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase, page B-4.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, TPLIC must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

TPLIC will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which TPLIC may delay the payment beyond seven days:

●	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
●	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
●	the SEC permits a delay for your protection as a Contract Owner
●	the payment is derived from premiums paid by check, in which case TPLIC may delay payment until the check has cleared your bank.

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APPENDIX D

DEATH BENEFIT – ADJUSTED PARTIAL WITHDRAWAL

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial withdrawal is equal to (1) multiplied by (2), where:

(1)	is the gross partial withdrawal;
(2)	is the adjustment factor = current death proceeds prior to the gross partial withdrawal divided by the policy value prior to the gross partial withdrawal, where death proceeds are equal to the maximum of policy value, cash value, and the death benefit.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

EXAMPLE 1
$75,000	current guaranteed minimum death benefit before withdrawal
$50,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,600	Total gross partial withdrawal
$23,400	adjusted partial withdrawal = 15,600 * (75,000/50,000)
$51,600	new guaranteed minimum death benefit (after withdrawal) = 75,000 - 23,400
$34,400	new policy value (after withdrawal) = 50,000 – 15,600

Summary:

Reduction in guaranteed minimum death benefit	= $23,400
Reduction in policy value	= $15,600

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

EXAMPLE 2
$50,000	current guaranteed minimum death benefit before withdrawal
$75,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,450	Total gross partial withdrawal
$15,450	adjusted partial withdrawal = 15,450 * (75,000/75,000)
$34,550	new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,450
$59,550	new policy value (after withdrawal) = 75,000 – 15,450

Summary:
Reduction in guaranteed minimum death benefit	= $15,450
Reduction in policy value	= $15,450

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit just prior to the withdrawal.

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APPENDIX E

ADDITIONAL DEATH BENEFIT — ADDITIONAL INFORMATION

The following examples illustrate the additional death benefit payable by this rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 71 on the Rider Date.

Example 1

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Policy Value on date of Surrender	$150,000
Rider Earnings on Date of Surrender (Policy Value on date of surrender – Policy Value on Rider Date – Premiums paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Policy Death Benefit on the date of Death Benefit Calculation:	$200,000
Policy Value on the date of Death Benefit Calculations	$175,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$222,000

Example 2

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Policy Death Benefit on the date of Death Benefit Calculation:	$100,000
Policy Value on the date of Death Benefit Calculations	$75,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$100,000

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APPENDIX F

ADDITIONAL DEATH DISTRIBUTION - II — ADDITIONAL INFORMATION

Assume the Additional Death Distribution - II is added to a new policy opened with $100,000 initial premium. The client is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Death Proceeds are equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Death Proceeds are equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the death proceeds are $145,000.

Example

Account Value on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50
Rider Benefit Base in 3rd Rider Year prior to Premium addition (= Account Value less premiums added since Rider Date = $115,000 – $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Premium addition (= $145,000 - $25,000)	$115,000
Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less premiums added since Rider Date = $145,000 - $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal (Account Value less premiums added since Rider Date =$110,000 - $25,000)	$85,000
Rider Benefit Base (= $130,000 - $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

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APPENDIX G

ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

If you elected the Architect Guaranteed Lifetime Withdrawal Benefit identified below, which provides certain guaranteed benefits, the Company requires your policy value to be allocated into designated investment options. One or more of the designated investment choices may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. The Company’s requirement to invest in accordance with designated investment choices, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the Architect Guaranteed Lifetime Withdrawal Benefit. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment choices available under the Architect Guaranteed Lifetime Withdrawal Benefit that do not invest in funds that utilize volatility control strategies.

You may elect to purchase the optional Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) which provides you with a guaranteed lifetime withdrawal benefit if you invest in certain designated investment choices. You are also limited in the amount of your policy value that can be invested in the “equity” category of the designated investment choices (“maximum equity percentage”). This rider is available during the accumulation phase. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

The Architect GLWB may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the Architect GLWB.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Architect GLWB for a qualified policy.

Architect GLWB – Base Benefit

This benefit is intended to provide a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your Policy Value. Under this benefit, you can receive (first as withdrawals from your Policy Value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals;” see Total Withdrawal Base Adjustments, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1⁄2.

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Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $5,000.00, which is the applicable income benefit percentage of (5.0%) multiplied by the total withdrawal base of $100,000, each calendar year for the rest of your life (assuming that you take your first withdrawal when you are age 70 – 74, and that you do not withdraw more than the maximum annual withdrawal amount in any one year).

Of course, you can always withdraw an amount up to your Policy Value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,705.88.

See “Architect Guaranteed Lifetime Withdrawal Benefit Total withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

●	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
●	We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
●	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the Policy.
●	All Policy Value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You are also limited to the amount of your Policy Value that can be invested in the “equity” category of the designated investment choices (see “Maximum Equity Percentage” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.
●	Cumulative withdrawals in any calendar year in excess of the maximum annual withdrawal amount are excess withdrawals.
●	An excess withdrawal may impact the maximum annual withdrawal amount and total withdrawal base on a greater than dollar-for-dollar basis.
●	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected) and the surviving spouse was eligible to and elected to continue the policy, the Architect GLWB terminates and no more guaranteed withdrawals can be made.

Like all withdrawals, withdrawals under this benefit also:

●	reduce your Policy Value;
●	reduce your base policy death benefit and other benefits;
●	may be subject to an excess interest adjustment;
●	may be subject to income taxes and federal tax penalties; and
●	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is not 59 years old on the date the rider is elected (“rider date”) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the

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maximum annual withdrawal amount in the calendar year during which the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage of the total withdrawal base.

For qualified policies: If the plan participant (generally the annuitant) is at least 70  1⁄2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

●	the maximum annual withdrawal amount described above; or
●	an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the Policy Value of the base policy, (including the present value of any additional benefits provided under the Policy to the extent required to be taken into account under IRS guidance), and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each year (first from your Policy Value and, if necessary, as payments from us) under this rider regardless of your Policy Value. However, once your Policy Value reaches zero (by other than an excess withdrawal), you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reached zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining maximum annual withdrawal amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees. Payments after the Policy Value reaches zero are subject to our claims paying ability.

Please note:

●	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.
●	You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during the calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantee.
●	If the rider is added before to the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until January 1st of the calendar year after the annuitant’s 59th birthday, however, you will still be charged a rider fee before to this time.
●	Excess withdrawals may cause you to lose the benefit of the rider.
●	All Policy Value must be allocated to a limited number of specified funds and the allocation is subject to specified equity limits. (See “Designated Investment Choices” and “Maximum Equity Percentage,” below).

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
0-58	0%
59-64	4.0%
65-69	4.5%
70-74	5.0%
75-79	5.5%
80-84	6.0%
85-89	6.5%
90-94	7.0%
≥ 95	7.5%

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Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the Policy Value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

●	We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount and rider fees. Your total withdrawal base is not a cash value (or Policy Value), a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Policy Value.
●	Because the total withdrawal base is generally equal to the Policy Value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Policy Value decreases before you elect the rider.
●	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected), the Architect GLWB terminates and there are no more additional guaranteed withdrawals.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year (“excess withdrawals”) will reduce the total withdrawal base (on the date of the withdrawal) by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the Policy Value), possibly to zero. See “Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices. If you elect the Architect GLWB, you must allocate 100% of your Policy Value, to one or more of the following designated investment choices:

Non-Equity:

Federated Fund for U.S. Government Securities II

Federated Government Money Fund II

TA PIMCO Total Return – Initial Class

Vanguard-Short-Term Investment-Grade Portfolio

Vanguard-Total Bond Market Index Portfolio

Fixed Account

Equity:

Federated Managed Tail Risk Fund II – Primary Shares

Federated High Income Bond Fund II – Primary Shares

Fidelity® VIP Contrafund® Portfolio – Initial Class

Fidelity® VIP Mid Cap Portfolio – Initial Class

Fidelity® VIP Value Strategies Portfolio – Initial Class

TA Asset Allocation – Conservative – Initial Class

TA Asset Allocation – Growth – Initial Class

TA Asset Allocation – Moderate – Initial Class

TA Asset Allocation – Moderate Growth – Initial Class

TA Barrow Hanley Dividend Focused – Initial Class

TA JPMorgan Enhanced Index – Initial Class

TA TS&W International Equity – Initial Class

TA Multi-Managed Balanced – Initial Class

TA T. Rowe Price Small Cap – Initial Class

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TA Managed Risk – Balanced ETF – Initial Class

TA Managed Risk – Growth ETF – Initial Class

TA WMC US Growth – Initial Class

Vanguard-Equity Index Portfolio

Vanguard-International Portfolio

Vanguard-Mid-Cap Index Portfolio

Vanguard-REIT Index Portfolio

Wanger International

Wanger USA

If you elect this rider, you may transfer amounts among the designated investment choices. However, you cannot transfer any amount which would cause you to exceed your maximum equity percentage or to any other subaccount. Requiring that you designate 100% of your Policy Value to the designated investment choices, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.

Please Note: We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a Policy Owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Within 30 days after each rider anniversary (i.e., the anniversary of the rider date), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated investment choice.

Maximum Equity Percentage. You select either the 50%, 60%, or 70% maximum equity percentage at the time you elect the Architect GLWB. Your equity percentage is equal to your Policy Value in all designated investment choices in the “equity” category, divided by the total Policy Value. You cannot have more than your maximum equity percentage in “equity” investment choices. A higher maximum equity percentage results in a higher rider fee.

Asset Rebalancing. While the Architect GLWB is in effect, you must participate in asset rebalancing. Each month, and according to your instructions, we will automatically rebalance the amounts of your Policy Value in the designated investment choices to maintain your desired asset allocation. The amount of Policy Value you direct us to allocate to designated investment choices in the “equity” category cannot exceed your maximum equity percentage.

We will notify you when any of the following has occurred:

●	you discontinue monthly asset rebalancing;
●	the asset allocation that you request results in Policy Value in designated investment choices in the “equity” category that exceeds your maximum equity percentage; or
●	you make a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage.

We will give you 30 days to address any failure to continue monthly asset rebalancing or to maintain the maximum equity percentage. Failure to resume monthly asset rebalancing or to come into compliance with your maximum equity percentage will cause the rider to terminate.

Upgrades. As long as you are younger than the maximum rider issue age, you can upgrade the total withdrawal base to the Policy Value during the 30 day period following each rider anniversary, by sending us written notice (in good order). The maximum annual withdrawal amount will be recalculated at the time of the upgrade. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee (which may be higher than your current rider fee). The new rider date will be the date that the Company receives all information that it requires.

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Please Note:

●	Even if the rider fee percentage does not increase, the dollar amount of the rider fee will increase because it will be based on a higher total withdrawal base.
●	If you upgrade while you are receiving systematic payouts of the maximum annual withdrawal amount, then after the upgrade the dollar amount of the systematic payouts may decrease for the reminder of the calendar year, even though the total withdrawal base increases. This is generally because the maximum annual withdrawal amount for the remainder of the calendar year is calculated based on the remaining partial year and the systematic payout is calculated on a yearly basis.

Annuitization. If you have reached your maximum annuity commencement date, we will allow you to annuitize your Policy and elect to receive lifetime annuity payments each year that is equal to your maximum annual withdrawal amount.

Architect GLWB – Joint Life Option

If you elect the Architect GLWB, you can also elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the death of the annuitant or the death of the annuitant’s spouse (only if the annuitant’s spouse is eligible and elects to continue the policy), whichever is later.

Please note that if you elect this option, then:

●	the annuitant’s spouse must be either (1) a joint owner along with the annuitant or, (2) the sole primary beneficiary and there is no joint owner.
●	A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
●	for purposes of the rider, the annuitant’s spouse cannot be changed.
●	the income benefit percentage is based on the age of the younger of the annuitant and the annuitant’s spouse.

Architect GLWB Fee

A rider fee, which is a percentage of the total withdrawal base on each rider anniversary, is charged annually before annuitization. The rider fee percentage depends on the maximum equity percentage that you select, and on whether you select the joint life option. The rider fee percentages are:

Maximum Equity Percentage	Single Life Option	Joint Life Option
50%	0.30%	0.45%
60%	0.45%	0.65%
70%	0.65%	1.00%

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each designated investment choice in proportion to the amount of Policy Value in each designated investment choice.

Please Note: Because the rider fee is a percentage of you total withdrawal base, the fee can be substantially more than the rider fee percentage multiplied by your Policy Value if the total withdrawal base is higher than your Policy Value.

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Architect GLWB Issue Requirements

The Company will not issue the Architect GLWB unless:

●	the annuitant is not yet age 91 (or younger if required by state law);
●	the annuitant is also an owner (except in the case of non-natural owners);
●	there are no more than two owners; and
●	if the joint life option is elected, the annuitant’s spouse is not yet age 91 (or younger if required by state law) and is also either (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Architect GLWB will terminate upon the earliest of the following:

●	the date we receive written notice from you requesting termination of the Architect GLWB, provided that the request is made in good order within 30 days after a rider anniversary;
●	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
●	discontinuing asset rebalancing, changing your asset rebalancing so that your Policy Value in designated investment choices in the “equity” category exceeds your maximum equity percentage, or making a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage, if any of these occurrences is not corrected within 30 days from the date we mail you a notice of the problem;
●	annuitization (however, if you have reached your maximum annuity commencement date, then you may choose an annuitization option which guarantees lifetime payments in an amount equal to your maximum annual withdrawal amount); or
●	termination of your policy.

Please note: This feature terminates upon annuitization, and there is a maximum annuity commencement date for your policy.

Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining before the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but before the withdrawal of the excess amount; and
C	is the total withdrawal base before the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, two parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)
2.	Maximum annual withdrawal amount (“MAWA”)

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Example 1 (“Non-Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% withdrawal (“WD”) beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $4,500

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) =       $90,000 in 10 years

Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $4,500 is withdrawn.

Result.	In this example, because no portion of the withdrawal was in excess of $4,500, the total withdrawal base does not change.

Example 2 (“Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% WD beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $10,000
EWD	= $5,500 ($10,000 - $4,500)
PV	= $90,000 in 10 years

Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $4,500 = $5,500 (the excess withdrawal amount)

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount must be computed. Had the withdrawal for this example not been more than $4,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $4,500. However, because an excess withdrawal has been taken, the total withdrawal base and, consequently, the maximum annual withdrawal amount, will decline.

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New total withdrawal base:

Step One.	The total withdrawal base is reduced by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 4.5% WD)) * TWB before any adjustments
2.	($5,500 / ($90,000 - $4,500)) * $100,000 = $6,432.75

Step Three.	Which is larger, the actual $5,500 excess withdrawal amount or the $6,432.75 pro rata amount?

$6,432.75 pro rata amount.

Step Four.	What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $6,432.75 = $93,567.25

Result.	The new total withdrawal base is $93,567.25

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (as a result of the excess withdrawal), we have to calculate a new maximum annual withdrawal amount that will be available starting on the next January 1st. This calculation assumes no more activity before the next January 1st.

Step One.	What is the new maximum annual withdrawal amount?

$93,567.25 (the adjusted total withdrawal base) * 4.5% = $4,210.53

Result.	Going forward, the maximum you can take out in a year is $4,210.53 without causing an excess withdrawal that would further reduce of the total withdrawal base.

The Architect GLWB and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Architect GLWB. The application and operation of the Architect GLWB are governed by the terms and conditions of the rider itself.

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APPENDIX H

GUARANTEED MINIMUM INCOME BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

The optional Guaranteed Minimum Income Benefit (‘‘GMIB’’) assures you of a minimum level of income in the future by guaranteeing a minimum income base (discussed below) you can apply to a GMIB payment option and which also guarantees a minimum amount for those payments once you begin to receive them. The guarantee under the GMIB is supported by the general account assets of Peoples Benefit. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options. The GMIB will not be issued if you are age 91 or older (earlier, if required by state law). You also have the option to upgrade your minimum income base.

You can annuitize under the GMIB (subject to the conditions described below) at the greater of the adjusted Policy Value or the minimum income base.

Minimum Income Base. The minimum income base on the rider date (i.e., the date the rider is added to the Policy) is the Policy Value. After the rider date, the minimum income base is:

●	the minimum income base on the rider date; plus
●	any subsequent premium payments; minus
●	any subsequent surrenders;
●	each of which is accumulated at the annual growth rate from the date of each transaction; minus any premium taxes.

The annual growth rate is currently 6% per year. Once the rider is added to your Policy, the annual growth rate will not vary during the life of that rider. Surrenders may reduce the minimum income base on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum income base may only be used to annuitize using the GMIB payment options and may not be used with any other annuity payment options. The GMIB payment options are:

●	Life Income—An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
●	Joint and Full Survivor—An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

NOTE CAREFULLY:

IF:

●	You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
●	The annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

●	We will make only one (two, three, etc.) annuity payments.

IF:

●	You annuitize using the GMIB before the 10th rider anniversary;

THEN:

●	the first payment will be calculated with an annuity factor age adjustment. See ‘‘Annuity Factor Age Adjustment’’ below.

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Annuity Factor Age Adjustment. If you annuitize using the GMIB before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 10 years from your age. This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. If you are over 84 when you elect the rider or upgrade your minimum income base, (earlier if required by state law), you will be subject to an annuity factor age adjustment if you annuitize under the rider. The age adjustment is as follows:

Number of Years Since the Rider Date	Age Adjustment: Number of Years Subtracted from Your Age
0-1	10
1-2	9
2-3	8
3-4	7
4-5	6
5-6	5
6-7	4
7-8	3
8-9	2
9-10	1
>10	0

The minimum income base is used solely to calculate the GMIB annuity payments and does not establish or guarantee a Policy Value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial criteria (such as the use of a 3% assumed investment return, or ‘‘AIR,’’ to calculate the first annuity payment, which results in a lower dollar amount for that payment than would result from using the 5.0% AIR that is used with the regular annuity payments), the level of lifetime income that it guarantees may be less than the level that would be provided by application of the adjusted Policy Value at otherwise applicable annuity factors. Therefore, the GMIB should be regarded as a safety net. The costs of annuitizing under the GMIB includes the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts (which may include an annuity age factor adjustment). These costs should be balanced against the benefits of a minimum payout level.

Moreover, the Initial Payment Guarantee—rider (described below) also provides for a minimum payout level, and it uses actuarial criteria (such as a 5.0% AIR) that provide for higher payment levels for a given Policy Value than the GMIB. You should carefully consider these factors, since electing annuity payments under the GMIB will generally be advantageous only when the minimum income base is sufficiently in excess of the adjusted Policy Value to overcome these disadvantages.

If the GMIB will not provide an annuity benefit that is as large as the base policy values under the policy after the Annuity Commencement Date, the Policy Owner may wish to purchase the Initial Payment Guarantee Rider. If both riders are purchased, the Policy Owner will not be subject to both rider fees at the same time.

In addition to the annual growth rate, other benefits and fees under the rider (the rider fee, the fee waiver threshold, the guaranteed payment fee, and the annuity factor age adjustment) are also guaranteed not to change after the rider is added. However, all of these benefit specifications may change if you elect to upgrade the minimum income base.

Minimum Income Base Upgrade. You can upgrade your minimum income base to the Policy Value after the first rider anniversary and before your 91st birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider. The Policy Value used will be the Policy Value calculated immediately after we receive all necessary information to complete the upgrade.

102

If you upgrade:

●	the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees;
●	the new fees, thresholds and factors may be higher (or lower) than before; and
●	the new annual growth rate may be lower (or higher) than before.

Please note that if you upgrade, you will begin a new annuity factor age adjustment period. It generally will not be to your advantage to upgrade unless your Adjusted Policy Value exceeds your minimum income base on the applicable Policy Anniversary.

Conditions of Exercise of the GMIB. You can only annuitize using the GMIB within the 30 days after a Policy Anniversary after the GMIB is elected. You cannot, however, annuitize using the GMIB after the Policy Anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the last date to annuitize using the GMIB on page one of the rider.

NOTE CAREFULLY:

●	If you annuitize at any time other than indicated above, you cannot use the GMIB.
●	If you annuitize before the 10th rider anniversary there will be an annuity factor age adjustment. See ‘‘Annuity Factor Age Adjustment.’’

Guaranteed Minimum Stabilized Payments. Annuity payments under the GMIB are guaranteed to never be less than the initial payment. See the SAI for information concerning the calculation of the initial payment. The payments will also be ‘‘stabilized’’, that is, held constant during each Policy Year.

During the first Policy Year after annuitizing using the GMIB, each stabilized payment will equal the initial payment. On each Policy Anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that Policy Year. The stabilized payment on each Policy Anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. See the SAI for additional information concerning stabilized payments.

GMIB Fee. A rider fee, currently 0.45% of the minimum income base on the rider anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete surrender. The rider fee is deducted from each investment choice in proportion to the amount of Policy Value in each investment option. This fee is deducted even if the adjusted Policy Value exceeds the minimum income base. The rider fee on any given rider anniversary will be waived if the Policy Value exceeds the fee waiver threshold. The fee waiver threshold currently is two times the minimum income base.

Guaranteed Payment Fee. A guaranteed payment fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the GMIB, in addition to the Policy mortality and expense risk fee and administrative charge. The guaranteed payment fee is included on page one of the rider.

Termination. The GMIB will terminate upon the earliest of the following:

●	the date we receive written notice from you requesting termination of the GMIB (you may not terminate the rider before the first rider anniversary);
●	annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum income base under the GMIB);
●	upgrade of the minimum income base (although a new rider will be issued);
●	termination of your Policy; or
●	30 days after the Policy Anniversary after your 94th birthday (earlier if required by state law).

The GMIB rider may vary by state and may not be available in all states.

103

APPENDIX I

ADDITIONAL DEATH BENEFIT – EXTRA

NO LONGER AVAILABLE FOR NEW SALES

The optional ADB—Extra pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADB—Extra is available for issue ages through age 75. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

The ADB-Extra pays a percentage of the value of the death benefit under the Policy prior to adding the rider, as well as a different percentage of the gain under the Policy since the rider was added. Consequently, the ADB-Extra may be helpful if it is added after the Policy has been effective for a while, or if the Policy was issued as a result of an exchange from an existing policy with investment gain. The ADB-Extra is intended to provide an additional amount of death benefit. Please consult a tax adviser before electing this rider.

Additional Death Benefit Amount. The additional death benefit is only payable if you elected the rider five years prior to the death triggering the payment of the Policy death benefit, and a death benefit is payable under the Policy. If a death benefit is payable before the end of the fifth year, all rider fees paid since the rider date will be refunded. After the fifth year, the additional death benefit is equal to:

●	rider benefit percentage (40% for issues ages through age 70 and 25% for ages 71-75) multiplied by the sum of:
●	future growth (see below); and
●	the initial death benefit option multiplied by the Policy death benefit on the rider date, minus surrenders after the rider date that exceed future growth on the date of surrender.

Future growth equals:

●	the Policy death benefit payable; minus
●	the death benefit on the rider date; minus
●	premium payments after the rider date; plus
●	surrenders after the rider date that exceed the future growth on the date of the surrender.

No benefit is payable under the ADB—Extra if the Policy death benefit payable is less than one minus the initial death benefit option, multiplied by the death benefit at the time the rider was added (adjusted for surrenders after the rider date). For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional death benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional death benefit.

Spousal Continuation. If a spouse is eligible to and elects to continue the Policy as the new owner instead of receiving the death benefit and additional death benefit, the spouse will generally receive a one-time Policy Value increase equal to the additional death benefit. At this time the rider will terminate. The spouse will have the option of immediately re- electing the rider as long as they are under the age of 76. Certain owners may have the option to continue the rider without receiving the one-time Policy Value increase.

Rider Fee. A rider fee, 0.50% of the Policy Value for the 50% initial death benefit option and 0.60% of the Policy Value for the 75% initial death benefit option, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider. The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

104

Termination. The rider will remain in effect until:

●	you cancel it by notifying our service center in writing,
●	the Policy is annuitized or surrendered, or
●	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB—Extra may not be re-elected if still being offered for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The ADB—Extra may vary by state and may not be available in all states.

105

ADVISOR’S EDGE SELECT® VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Separate Account VA CC

Supplement Dated May 1, 2016

to the

Prospectus dated May 1, 2016

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Advisor’s Edge Select® Variable Annuity dated May 1, 2016

Advisors Edge Select.Fixed Account Limitation.5-1-2016

THE ADVISOR’S EDGE SELECT®

VARIABLE ANNUITY

Issued Through

Separate Account VA CC

By

Transamerica Premier Life Insurance Company

Supplement dated May 1, 2016

To the

Prospectus dated May 1, 2016

The following investment choices are hereby added to your policy:

DFA Investment Dimensions Group Inc.

Advised by Dimensional Fund Advisors, LP

VA Global Bond Portfolio

VA International Small Portfolio

VA International Value Portfolio

VA Short-Term Fixed Portfolio

VA U.S. Large Value Portfolio

VA U.S. Targeted Value Portfolio

All defined terms used herein, which are not defined herein, shall have the same meanings as the same terms used in the accompanying prospectus.

The following hereby amends, and to the extent inconsistent replaces, the Summary in the prospectus.

EXPENSES

Transamerica Premier Life Insurance Company will deduct daily mortality and expense risk fees and administrative charges at an annual rate of 1.45% from the assets in each Subaccount.

DEATH BENEFIT

When you purchase a policy you generally may choose the following death benefit:

●	Return of Premium.

ADDITIONAL FEATURES

The “Additional Death Benefit” (“ADB”) and Additional Death Distribution - II (“ADD-II”) referred to in the base prospectus are not available for this policy.

The following hereby amends, and to the extent inconsistent replaces, SECTION 5 – EXPENSES; Mortality and Expense Risk Fee in the prospectus.

Transamerica Premier Life Insurance Company charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is at an annual rate of 1.30%.

This Prospectus Supplement must be accompanied

by the Prospectus for The Advisor’s Edge Select® Variable Annuity

dated May 1, 2016

DFA052016

The following hereby amends, and to the extent inconsistent replaces, SECTION 8 – DEATH BENEFIT; Guaranteed Minimum Death Benefit Options in the prospectus.

The Guaranteed Minimum Death Benefit for this Policy is Return of Premium. The “6 Year Step-Up Death Benefit” and “Double Enhanced Death Benefit” referred to in the base prospectus are not available for this Policy.

The following hereby amends, and to the extent inconsistent replaces, SECTION 10 – ADDITIONAL FEATURES in the prospectus.

The “Additional Death Benefit” (“ADB”) and Additional Death Distribution - II (“ADD-II”) referred to in the base prospectus are not available for this Policy.

The following information hereby supplements the corresponding APPENDIX A contained in the prospectus.

APPENDIX A - CONDENSED FINANCIAL INFORMATION

1.45%
Subaccount	Year	Beginning AUV	Ending AUV	#Units
DFA - VA Global Bond Portfolio Subaccount Inception Date May 1, 2005	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005	$1.247512 $1.230116 $1.252347 $1.211734 $1.000493 $1.130702 $1.094417 $1.062949 $1.023064 $1.000000 $1.000000	$1.248722 $1.247512 $1.230116 $1.252347 $1.211734 $1.176194 $1.130702 $1.094417 $1.062949 $1.023064 $1.000493	3,717,308.181 4,228,516.366 4,626,150.210 4,617,683.627 5,108,873.343 4,742,098.673 4,611,056.717 5,385,364.911 5,255,537.693 2,947,675.258 695,696
DFA - VA International Small Portfolio Subaccount Inception Date May 1, 2005	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005	$1.676817 $1.805457 $1.441422 $1.224652 $1.181505 $1.185644 $0.859987 $1.527464 $1.453775 $1.000000 $1.000000	$1.748941 $1.676817 $1.805457 $1.441422 $1.224652 $1.458578 $1.185644 $0.859987 $1.527464 $1.453775 $1.181505	1,357,285.088 1,482,482.605 1,675,210.778 1,955,185.587 2,196,108.226 2,330,881.176 2,626,363.390 2,540,689.418 2,242,272.840 1,323,837.957 282,882
DFA - VA International Value Portfolio Subaccount Inception Date May 1, 2005	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005	$1.381273 $1.509367 $1.258722 $1.091637 $1.164691 $1.223955 $0.900190 $1.685294 $1.543868 $1.000000 $1.000000	$1.266738 $1.381273 $1.509367 $1.258722 $1.091637 $1.333488 $1.223955 $0.900190 $1.685294 $1.543868 $1.164691	1,677,959.142 1,756,570.984 1,919,005.953 2,182,786.817 2,362,237.461 2,327,538.315 2,568,981.563 2,385,163.617 2,126,786.067 1,282,415.053 283,382
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date May 1, 2005	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005	$1.056791 $1.070553 $1.083310 $1.089921 $1.006178 $1.104649 $1.100172 $1.073710 $1.037732 $1.000000 $1.000000	$1.044836 $1.056791 $1.070553 $1.083310 $1.089921 $1.100892 $1.104649 $1.100172 $1.073710 $1.037732 $1.006178	4,361,152.555 4,815,887.543 5,205,963.757 5,258,539.189 5,451,998.022 4,968,659.136 4,680,267.337 5,328,285.979 5,173,276.104 2,908,505.915 694,631

2

1.45%
Subaccount	Year	Beginning AUV	Ending AUV	#Units
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date May 1, 2005	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005	$1.914548 $1.780570 $1.282756 $1.067254 $1.100053 $0.942883 $0.736221 $1.242846 $1.299199 $1.000000 $1.000000	$1.822888 $1.914548 $1.780570 $1.282756 $1.067254 $1.121135 $0.942883 $0.736221 $1.242846 $1.299199 $1.100053	1,724,866.918 1,954,248.073 2,288,532.600 2,926,366.485 3,584,494.042 3,839,165.042 4,505,459.858 4,104,248.283 3,673,658.601 1,960,304.650 384,322
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date May 1, 2005	2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005	$1.861080 $1.820590 $1.277062 $1.078690 $1.148732 $0.901098 $0.721994 $1.161597 $1.369745 $1.000000 $1.000000	$1.738538 $1.861080 $1.820590 $1.277062 $1.078690 $1.146436 $0.901098 $0.721994 $1.161597 $1.369745 $1.148732	1,751,752.294 1,961,569.741 2,278,074.013 2,908,411.054 3,573,522.817 3,838,141.112 4,574,769.696 4,187,480.011 3,555,073.280 1,822,885.703 367,614

3

SEPARATE ACCOUNT VA CC

STATEMENT OF ADDITIONAL INFORMATION

for the

THE ADVISOR’S EDGE SELECT® VARIABLE ANNUITY

Offered by

Transamerica Premier Life Insurance Company

(An Iowa Stock Company)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advisor’s Edge Select® Variable Annuity policy (the “Policy”) offered by Transamerica Premier Life Insurance Company (the “Company” or “TPLIC”). You may obtain a copy of the Prospectus dated May 1, 2016, by calling 800-525-6205 or by writing to our Administrative Office, at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

May 1, 2016

2

GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value – An amount equal to the policy value increased or decreased by any excess interest adjustments applied.

Administrative Office – Transamerica Premier Life Insurance Company, Attn: Customer Care Group 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit – An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Beneficiary – The person who has the right to the death benefit set forth in the policy.

Business Day – A day when the New York Stock Exchange is open for business.

Cash Value – The Policy Value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

Enrollment form – A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, surrenders or transfers from the guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by TPLIC since the date any payment was received by, or an amount was transferred to, a guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the Owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account – One or more investment choices under the Policy that are part of TPLIC’s general assets and are not in the Separate Account.

Good Order – An instruction that TPLIC receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that TPLIC does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Guaranteed Period Options (“GPO”) – The various guaranteed interest rate periods of the fixed account that TPLIC may offer and into which Premium Payments may be paid or amounts may be transferred.

Nonqualified Policy – A policy that does not qualify for special federal income tax treatment under the Code.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

Policy – The individual policy.

3

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

●	premium Payments; minus
●	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus
●	interest credited in the fixed account; plus or minus
●	accumulated gains or losses in the separate account; minus
●	services charges, premium taxes, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereafter.

Premium Payment – An amount paid to TPLIC by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Service Charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Successor Owner – A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

Supportable Payment – The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives TPLIC the information it requires. For some transactions, TPLIC may accept an electronic notice, such as telephone instructions, instead of written notice. Such written or electronic notice must meet the requirements for good order that TPLIC establishes for such notices.

4

THE POLICY – GENERAL PROVISIONS

OWNER

The Policy shall belong to the owner upon issuance of the Policy after completion of an enrollment form and delivery of the Initial Premium Payment. While the annuitant is living, the owner may: (1) assign the Policy; (2) surrender the policy; (3) amend or modify the Policy with the consent of TPLIC; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of your spouse in a community or marital property state.

Unless TPLIC has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the enrollment form, information provided in lieu thereof, or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives you and you predecease the annuitant, your estate will become the owner.

Note Carefully. If the owner does not name a successor (contingent) owner, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless TPLIC has received written notice of the trust as a successor owner signed before the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no successor (contingent) owner is named in a written notice received by TPLIC.

The owner may change the ownership of the policy in a written notice. When the change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice; however, TPLIC is not responsible for payments made or other action taken before the change is recorded. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the successor owner within five years of the owner’s death, or payments must be made for a period certain or for the successor owner’s lifetime so long as any period certain does not exceed that successor owner’s life expectancy, if the first payment begins within one year of your death.

ENTIRE POLICY

The policy, any endorsements thereon, the enrollment form, or information provided in lieu thereof constitute the entire Policy between TPLIC and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof. No registered representative has authority to change or waive any provision of the policy.

NON-PARTICIPATING

The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of TPLIC.

5

MISSTATEMENT OF AGE OR GENDER

During the Accumulation Phase. If the age of any person upon whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.

TPLIC reserves the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.

After the Annuity Commencement Date. TPLIC may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, TPLIC will change the payment associated with any benefits payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.

ASSIGNMENT

Any Non-Qualified Policy may be assigned by you before the Annuity Date and during the Annuitant’s lifetime. TPLIC is not responsible for the validity of any assignment. No assignment will be recognized until TPLIC receives, in good order at the Administrative Office, the appropriate TPLIC form notifying TPLIC of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. TPLIC shall not be liable as to any payment or other settlement made by TPLIC before receipt of the appropriate TPLIC form.

EXCESS INTEREST ADJUSTMENT

Money that you withdraw from, transfer out of, or apply to an annuity payment option from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if the interest rates TPLIC sets have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the Premium Payments and transfers to that guaranteed period option, less any prior partial withdrawals and transfers from the guaranteed period option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment (“EIA”) is:

EIA = S* (G-C)* (M/12)

Where

S =	the gross amount being surrendered, withdrawn, transferred or applied to a Payment Option that is subject to the EIA.

G =	the guaranteed interest rate applicable to S.

6

C =	the current guaranteed interest rate then being offered on new Premium Payments for the next longer Guaranteed Period than “M”. If this policy form or such a Guaranteed Period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M =	the number of months remaining in the Guaranteed Period for S, rounded up to the next higher whole number of months.

There is no cap on positive EIA adjustment. The floor on a negative EIA is effective on full surrender.

On full surrender, each Guaranteed Period Option’s (“GPO”) contribution to the adjusted Policy Value will never fall below the sum of Premium Payments, less any prior withdrawals and transfers from that GPO, plus interest at the guaranteed effective annual interest rate.

Some states may not allow an EIA.

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

In order to supplement the description in the Prospectus and Appendixes A and B thereto, the following provides additional information about the Policy which may be of interest to Policy Owners.

The amounts shown in the Annuity Tables contained in your Policy represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Policy corresponding to the Annuity Payment Option elected by the Policy Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days before the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

(a)	=	the Annuity Unit Value for the immediately preceding Business Day;

(b)	=	the Net Investment Factor for the day;

(c)	=	the investment result adjustment factor (.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount resulting from:

(a)	=	any increase or decrease in the value of the Subaccount attributable to investment results;

(b)	=	a daily charge assessed at an annual rate of 1.30% for the mortality and expense risks assumed by TPLIC of the value of the Subaccount;

(c)	=	a daily charge for the cost of administering the Policy corresponding to an annual charge of 0.15% of the value of the Subaccount.

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The Annuity Tables contained in the Policy are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Policy are based on a 60% female/40% male blending of the above for all annuitants of either gender.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing subaccount to Annuity Units of any other subaccount(s) then available. The written request for an exchange must be received by us, however, in good order, at least ten Business Days before the first payment date on which the exchange is to take effect. An exchange shall result in the same dollar amount as that of the Annuity Payment on the date of exchange (the “Exchange Date”). Each year you may make an unlimited number of free exchanges between Subaccounts. We reserve the right to charge a $15 fee in the future for exchanges in excess of twelve per Policy Year.

Exchanges will be made using the Annuity Unit Value for the subaccounts on the date the written request for exchange is received. On the Exchange Date, TPLIC will establish a value for the current subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing subaccounts and compute the number of Annuity Units for the new subaccounts by dividing the Annuity Unit Value of the new subaccounts into the value previously calculated for the existing subaccounts.

STABILIZED PAYMENTS

If you have selected a payout feature that provides for stabilized payments (i.e. the Initial Payment Guarantee), please note that the stabilized payments remain constant throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On the anniversary of your annuity Commencement Date we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased because more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased because fewer variable annuity units are credited to you.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

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Hypothetical Changes in Annuity Units with Stabilized Payments*
AIR			3.50%

First Variable Payment			$500
		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:		400.0000	1.250000	$500.00	--	--	400.0000
	February 1	400.0000	1.254526	$501.81	$500.00	0.0084	400.0084
	March 1	400.0000	1.253122	$501.25	$500.00	0.0058	400.0142
	April 1	400.0000	1.247324	$498.93	$500.00	(0.0050)	400.0092
	May 1	400.0000	1.247818	$499.13	$500.00	(0.0040)	400.0051
	June 1	400.0000	1.244178	$497.67	$500.00	(0.0109)	399.9943
	July 1	400.0000	1.250422	$500.17	$500.00	0.0008	399.9951
	August 1	400.0000	1.245175	$498.07	$500.00	(0.0090)	399.9861
	September 1	400.0000	1.251633	$500.65	$500.00	0.0030	399.9891
	October 1	400.0000	1.253114	$501.25	$500.00	0.0058	399.9949
	November 1	400.0000	1.261542	$504.62	$500.00	0.0212	400.0161
	December 1	400.0000	1.265963	$506.39	$500.00	0.0293	400.0454
	January 1	400.0000	1.270547	$508.22	$500.00	0.0387	400.0841
	February 1	400.0841	1.275148	$510.17	$508.33	0.0086	400.0927

* Expenses included in the calculations are 1.30% mortality and expense risk fee, 0.15% administrative expenses, 0.00% rider charge, and 1.00% portfolio expenses (1.00% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

PERFORMANCE INFORMATION

MONEY MARKET SUBACCOUNT YIELDS

Current yield for the Federated Government Money Fund II will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [((Base Period Return)+1)365/7]-1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)6-1]

       cd

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Where:

[a]	equals the net investment income earned during the period by the Portfolio attributable to shares owned by a subaccount;
[b]	equals the expenses accrued for the period (net of reimbursement);
[c]	equals the average daily number of Units outstanding during the period; and
[d]	equals the maximum offering price per Accumulation Unit on the last day of the period.

Yield on a subaccount is earned from the increase in net asset value of shares of the Portfolio in which the subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the subaccounts, TPLIC will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Policy Fee and all other Portfolio, Separate Account and Policy level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Policy over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

P(1+T)n=ERV

Where:

(1) [P]	equals a hypothetical Initial Premium Payment of $1,000;

(2) [T]	equals an average annual total return;

(3) [n]	equals the number of years; and

(4) [ERV]	equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

TPLIC may also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may also make other assumptions, such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders or annuity payments.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

NON-STANDARDIZED ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURN

TPLIC may show Non-Standardized Adjusted Historical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the Policy was in existence prior to its inception date (which it was not). After the Policy’s inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified Premium Payment patterns which produce the resulting Accumulated Values. They reflect a deduction for

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the Separate Account expenses and Portfolio expenses, and 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date. However, they do not include the Annual Policy Fee, any sales loads or Premium Taxes (if any), which, if included, would reduce the percentages reported.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

TPLIC may from time to time use computer-based software available through Morningstar, CDA/Wiesnberger and/or other firms to provide registered representatives and existing and/or potential owners of Policies with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).

PERFORMANCE

We periodically advertise performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges. These figures may also reflect any applicable premium enhancement.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by TPLIC. The assets are kept physically segregated and held separate and apart from TPLIC’s general account assets. The general account contains all of the assets of TPLIC. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the subaccounts and the general account.

STATE REGULATION OF TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

TPLIC is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa State Department of Commerce, Insurance Division. An annual statement is filed with the Iowa Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of TPLIC as of December 31st of the preceding calendar year. Periodically, the Iowa Commissioner of Insurance examines the financial condition of TPLIC, including the liabilities and reserves of the Separate Account the operations of TPLIC are also examined periodically by the National Association of Insurance Commissioners. In addition, TPLIC is subject to regulation under the insurance laws of the other jurisdictions in which it may operate.

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RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by TPLIC. As presently required by the Investment Company Act of 1940 and regulations promulgated there under, TPLIC will mail to all Policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports as required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments TPLIC sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the policies. TCI’s home office is located at 1801 California Street, Suite 5200 Denver, Colorado 80202. TCI, like TPLIC, is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

The Policies were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. The selling firm and/or its affiliates are also licensed under state insurance laws.

We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. During fiscal years 2015, 2014 and 2013, the amount paid to TCI in connection with all Policies sold through the separate account was $654,536, $700,598 and $730,695. TCI passed through commissions it received to selling firms and their sales and does not retain any portion of them.

ADMINISTRATIVE SERVICES CONTRACT

We and TCI, the principal underwriter for the Policies, have contracted with Symmetry Partners, LLC (“Symmetry”), to provide certain administrative services. The administrative services include customer service, aggregation of customer statements, performance reporting, and marketing support. We pay Symmetry an annual fee equal to 0.20% of the amount of assets in the Policies that Symmetry provides administrative services for registered representatives. During 2013, 2014 and 2015, we paid Symmetry $31,770.38, $31,181.32 and $28,031.39 respectively, in connection with this contract

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account VA CC as of December 31, 2015 and for the years ended December 31, 2015 and 2014, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2015 and 2014 and for the two years ended December 31, 2015 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,

One North Wacker Drive

Chicago, IL 60606

The statutory-basis statement of operations, changes in capital and surplus and cash flow of Transamerica Premier Life Insurance Company for the year ended December 31, 2013, appearing here in, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of certain subaccounts of the Separate Account which are available for investment by Advisor’s Edge Select Policy Owners as of the year ended December 31, 2015, and for the periods indicated thereon, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2015, and 2014, and for each of the three years in the period ended December 31, 2015, including the Reports of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information. They should be distinguished from the financial statements of the subaccounts of the Separate Account which are available for investment by Advisor’s Edge Select Policy Owners and should be considered only as bearing on the ability of TPLIC to meet its obligations under the Polices. They should not be considered as bearing on the safety or investment performance of the assets held in the Separate Account.

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APPENDIX A

GUARANTEED MINIMUM INCOME BENEFIT - ADDITIONAL INFORMATION

The amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the Guaranteed Minimum Income Benefit (“GMIB”) for a $100,000 premium when annuity payments do not begin until the policy anniversary indicated in the left-hand column. These figures assume the following:

●	there were no subsequent premium payments or surrenders;
●	there were no premium taxes;
●	the $100,000 premium is subject to the GMIB;
●	the annuitant is (or both annuitants are) 60 years old when the rider is issued;
●	the annual growth rate is 6.0% (once established an annual growth rate will not change during the life of the GMIB); and
●	there is no upgrade of the minimum income base.

Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a Life Only and a Life with 10 year Certain basis. The figures below, which are the amount of the first monthly payment, are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments are calculated using a 5% assumed investment return).

Life Only = Life Annuity with No Period Certain                         Life 10 = Life Annuity with 10 Years Certain

Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only	Life 10	Life Only	Life 10	Life Only	Life 10
10 (age 70)	$1,112	$1,049	$1,035	$999	$876	$872
15	2,212	1,824	2,075	1,788	1,336	1,349
20 (age 80)	3,759	2,707	3,605	2,694	2,200	2,117

This hypothetical illustration should not be deemed representative of past or future performance of any underlying variable investment option.

Surrenders will affect the minimum income base as follows: Each policy year, surrenders up to the limit of the total free amount (the minimum income base on the last policy anniversary multiplied by the annual growth rate) reduce the minimum income base on a dollar-for-dollar basis. Surrenders over this free amount will reduce the minimum income base on a pro rata basis by an amount equal to the minimum income base immediately prior to the excess surrender multiplied by the percentage reduction in the policy value resulting from the excess surrender. The free amount will always be a relatively small fraction of the minimum income base.

Examples of the effect of surrenders on the minimum income base are as follows:

EXAMPLE 1
Assumptions
● minimum income base on last policy anniversary:	$10,000
● minimum income base at time of distribution:	$10,500
● policy value at time of distribution:	$15,000
● distribution amount:	$500
● prior distribution in current policy year:	None
Calculations
● maximum annual free amount:	$10,000 x 6% = $600
● policy value after distribution:	$15,000 - $500 = $14,500
● minimum income base after distribution (since the distribution amount was less than the maximum annual adjustment free amount):	$10,500 - $500 = $10,000

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EXAMPLE 2
Assumptions
● minimum income base on last policy anniversary:	$10,000
● minimum income base at time of distribution:	$10,500
● policy value at time of distribution:	$15,000
● distribution amount:	$1,500
● prior distribution in current policy year:	$1,000
Calculations
● maximum annual free amount:	$0.0
(prior distributions have exceeded the current year free amount of $600 [$10,000 x 6% = $600])
● policy value after distribution:	$15,000 - $1,500 = $13,500
(since the policy value is reduced 10% ($1,500/$15,000), the minimum income base is also reduced 10%)
● minimum income base after distribution:	$10,500 - (10% x $10,500) = $9,450

EXAMPLE 3
Assumptions
● minimum income base on last policy anniversary:	$10,000
● minimum income base at time of distribution:	$10,500
● policy value at time of distribution:	$7,500
● distribution amount:	$1,500
● prior distribution in current policy year:	$1,000
Calculations
● maximum annual free amount:	$0.0
(prior distributions have exceeded the current year free amount of $600 [$10,000 x 6% = $600])
● policy value after distribution:	$7,500 - $1,500 = $6,000
(since the policy value is reduced 20% ($1,500/$7,500), the minimum income base is also reduced 20%)
● minimum income base after distribution:	$10,500 - (20% x $10,500) = $8,400

The amount of the first payment provided by the GMIB will be determined by multiplying each $1,000 of minimum income base by the applicable annuity factor shown on Schedule I of the GMIB. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) sex (or without regard to gender if required by law), age, any annuity factor age adjustment, and the GMIB payment option selected and is based on a guaranteed interest rate of 3% and the “2000 Table” using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for males, 50% of G for females). Subsequent payments will be calculated as described in the GMIB using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the annuity subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The stabilized payment on each subsequent policy anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a policy year is greater than the stabilized payment for that policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a policy year is less than the stabilized payment for that policy year, there will be a reduction in the number of annuity units credited to the policy to fund the deficiency. In the case of a reduction, you will not participate as fully in the future investment performance of the subaccounts you selected since fewer annuity units are credited to your policy. Purchases and reductions will be allocated to each subaccount on a proportionate basis.

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Peoples Benefit bears the risk that it will need to make payments if all annuity units have been used in an attempt to maintain the stabilized payment at the initial payment level. In such an event, Peoples Benefit will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate People Benefits for this risk, a guaranteed payment fee will be deducted.

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APPENDIX B

ADDITIONAL DEATH BENEFIT - EXTRA — ADDITIONAL INFORMATION

Assume the Additional Death Benefit - Extra is added to a new policy opened with $100,000 initial premium. The client is less than age 70 on the Rider Date. The client chose the 75% Initial Death Benefit Option with a Rider Fee of 0.60%. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Death Proceeds are equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Death Proceeds are equal to $145,000. After 5 years, the Death Proceeds have grown to $130,000.

Example

Death Proceeds on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.60% * $110,000)	$660
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$660
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.60% * $95,000)	$570
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $660 + $570)	$1,230
...	…
Future Growth prior to premium payment in 3rd year (= Current Death Proceeds – Death Proceeds on Rider Date – Premiums paid after Rider Date + Withdrawal amounts that exceeded Future Growth prior to withdrawal = $115,000 – $100,000 – $0 + $0)	$15,000
Percentage of Initial Death Proceeds remaining (= Initial Death Benefit Option * Death Proceeds on Rider Date – withdrawal amounts that exceeded Future Growth prior to withdrawal = 75% * $100,000 - $0)	$75,000
Rider Benefit Base (= Future Growth + Percentage of Initial Death Proceeds remaining = $15,000 + $75,000)	$90,000
Future Growth after premium payment (= $140,000 (increased by premium) –$100,000 - $25,000 + $0)	$15,000
Percentage of Initial Death Proceeds remaining (=75% * $100,000 - $0)	$75,000
Rider Benefit Base (=$15,000 + $75,000)	$90,000
...	…
Future Growth prior to withdrawal in 4th Rider Year (= $145,000 – $100,000 - $25,000 + $0)	$20,000
Amount of Withdrawal that exceeds Future Growth prior to withdrawal (= maximum of 0 and $35,000 - $20,000)	$15,000
Future Growth just after withdrawal in 4th Rider Year (= $110,000 (reduced by withdrawal ignoring any potential adjustments on a variable policy) – $100,000 - $25,000 + $15,000)	$0
Percentage of Initial Death Proceeds remaining after withdrawal (= 75% * $100,000 - $15,000)	$60,000
Rider Benefit Base (= $0 + $60,000)	$60,000
...	…
Future Growth after 5 Years (=$130,000 – $100,000 - $25,000 + $15,000)	$20,000
Percentage of Initial Death Proceeds remaining (= 75% * $100,000 - $15,000)	$60,000
Rider Benefit Base (= $20,000 + $60,000)	$80,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 40% * $80,000	$32,000
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $130,000 + $32,000)	$162,000

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FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Premier Life Insurance Company

Years Ended December 31, 2015, 2014, and 2013

Transamerica Premier Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2015, 2014, and 2013

Independent Auditor’s Report

To the Board of Directors of

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Premier Life Insurance Company, which comprise the statutory balance sheets as of December 31, 2015 and 2014, and the related statutory statements of operations and changes in capital and surplus, and cash flow for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules as of December 31, 2015 and 2014 and for the years then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2015 and 2014 and for the years then ended. The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the of Summary Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance Schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois

April 26, 2016

Report of Independent Auditors

The Board of Directors

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Premier Life Insurance Company, which comprise the statement of operations, changes in capital and surplus, and cash flows for the year ended December 31, 2013, and the related notes to the financial statements. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Iowa the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the results of operations or cash flows of Transamerica Premier Life Insurance Company for the year ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Transamerica Premier Life Insurance Company for the year ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

February 6, 2015

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2015	2014
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$883,173	$749,886
Bonds:
Unaffiliated entities	14,471,372	14,275,747
Preferred stocks	6,428	39,691
Common stocks:
Affiliated entities (cost: 2015 - $58,942; 2014 - $58,170)	61,610	50,440
Unaffiliated entities (cost: 2015 - $26,652; 2014 - $42,155)	50,528	42,773
Mortgage loans on real estate	1,687,756	1,903,557
Real estate, at cost less accumulated depreciation (2015 - $43,305; 2014 - $21,942):
Home office properties	25,799	26,728
Investment properties	191,248	359
Properties held for sale	10,264	11,708
Policy loans	925,179	922,969
Receivables for securities	1,552	2,809
Securities lending reinvested collateral assets	354,051	296,346
Derivatives	42,568	51,053
Other invested assets	647,641	859,769

Total cash and invested assets	19,359,169	19,233,835

Accrued investment income	185,526	182,681
Cash surrender value of life insurance policies	162,440	158,942
Premiums deferred and uncollected	194,807	198,937
Current federal income tax recoverable	16,936	—
Net deferred income tax asset	337,506	233,500
Reinsurance receivable	18,278	28,696
Receivable from parent, subsidiaries and affiliates	—	80,051
Goodwill	4,007	5,328
Other assets	50,898	53,705
Separate account assets	21,319,849	22,071,958

Total admitted assets	$41,649,416	$42,247,633

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2015	2014
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$7,924,978	$7,571,015
Annuity	3,363,955	3,660,269
Accident and health	977,785	648,625
Policy and contract claim reserves:
Life	136,059	153,338
Accident and health	130,605	121,157
Liability for deposit-type contracts	639,671	673,282
Other policyholders’ funds	14,950	8,403
Federal income taxes payable	—	128,297
Remittances and items not allocated	49,061	20,381
Payable for derivative cash collateral	309,456	351,983
Asset valuation reserve	270,586	247,773
Interest maintenance reserve	283,137	310,919
Funds held under reinsurance treaties	4,020,771	3,862,985
Reinsurance in unauthorized reinsurers	11,315	9,804
Payable to parent, subsidiaries and affiliates	83,509	—
Payable for securities	3,298	3
Payable for securities lending	354,051	296,346
Unearned investment income	14,668	14,966
Borrowed money	161,834	290,995
Transfers from separate accounts due or accrued	(105,612)	(151,489)
Derivatives	22,768	24,233
Deferred derivative gain	2,593	3,616
Other liabilities	152,151	154,069
Separate account liabilities	21,319,849	22,071,958

Total liabilities	40,141,438	40,472,928

Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding	7,364	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding	2,773	2,773
Surplus notes	160,000	160,000
Paid-in surplus	710,379	910,045
Aggregate write-ins for special surplus funds	2,158	2,573
Unassigned surplus	625,304	691,950

Total capital and surplus	1,507,978	1,774,705

Total liabilities and capital and surplus	$41,649,416	$42,247,633

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,217,027	$998,356	$974,903
Annuity	778,135	755,165	714,379
Accident and health	1,123,016	4,583,806	558,286
Net investment income	840,834	825,970	821,819
Amortization of interest maintenance reserve	24,668	24,763	16,339
Commissions and expense allowances on reinsurance ceded	162,538	46,416	194,143
Income from fees associated with investment management, administration and contract guarantees for separate accounts	318,664	329,455	332,299
Reserve adjustment on reinsurance ceded	(397,377)	(272,265)	(239,628)
Income earned on company owned life insurance	3,497	3,328	6,111
Consideration on reinsurance transaction	329	54,150	1,866
Other income	49,741	42,661	30,658

	4,121,072	7,391,805	3,411,175
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	1,017,237	601,891	583,659
Annuity benefits	344,697	327,261	332,334
Surrender benefits	1,110,799	1,233,336	1,560,881
Other benefits	75,448	96,032	87,904
Increase (decrease) in aggregate reserves for policies and contracts:
Life	357,155	217,907	212,005
Annuity	(296,314)	(166,726)	(295,921)
Accident and health	90,920	(68,891)	154,282

	2,699,942	2,240,810	2,635,144
Insurance expenses:
Commissions	828,793	467,288	473,673
General insurance expenses	332,879	297,889	292,305
Taxes, licenses and fees	54,384	59,097	65,221
Net transfers to separate accounts	(228,324)	(296,321)	(593,600)
Reinsurance reserve adjustment	13,925	3,914,522	(10)
Funds withheld ceded investment income	155,888	150,424	154,894
Experience refunds	(141)	(15)	246
Change in provision for liquidity guarantees	(50)	(14)	(1,485)
Other expenses	57,534	25,661	6,997

	1,214,888	4,618,531	398,241

Total benefits and expenses	3,914,830	6,859,341	3,033,385

Gain from operations before dividends to policyholders, federal income tax (benefit) expense and net realized capital (losses) gains on investments	$206,242	$532,464	$377,790

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Dividends to policyholders	$1,134	$1,255	$1,280

Gain from operations before federal income tax (benefit) expense and net realized capital (losses) gains on investments	205,108	531,209	376,510
Federal income tax (benefit) expense	(29,748)	196,140	49,579

Gain from operations before net realized capital (losses) gains on investments	234,856	335,069	326,931
Net realized capital (losses) gains on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(21,032)	15,662	(248)

Net income	$213,824	$350,731	$326,683

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2013	$7,364	$2,773	$—	$160,000	$773,400	$206,199	$1,149,736
Net Income	—	—	—	—	—	326,683	326,683
Capital contribution	—	—	—	—	135,000	—	135,000
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	99,719	99,719
Change in net deferred income tax asset	—	—	—	—	—	(13,332)	(13,332)
Change in other nonadmitted assets	—	—	—	—	—	(7,559)	(7,559)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	452	452
Change in asset valuation reserve	—	—	—	—	—	(57,583)	(57,583)
Change in surplus as a result of reinsurance	—	—	—	—	—	(79,403)	(79,403)
Correction of error related to deferred tax asset	—	—	—	—	—	7,033	7,033
Long-term incentive compensation	—	—	—	—	926	—	926
Dividends to stockholders	—	—	—	—	—	(185,000)	(185,000)

Balance at December 31, 2013	$7,364	$2,773	$—	$160,000	$909,326	$297,209	$1,376,672
Net income	—	—	—	—	—	350,731	350,731
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(83,256)	(83,256)
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	93	93
Change in net deferred income tax asset	—	—	—	—	—	(23,947)	(23,947)
Change in nonadmitted assets	—	—	—	—	—	(58,865)	(58,865)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(7,824)	(7,824)
Change in reserve on account of change in valuation basis	—	—	—	—	—	428	428
Change in asset valuation reserve	—	—	—	—	—	13,841	13,841
Change in surplus as a result of reinsurance	—	—	—	—	—	267,941	267,941
Dividends to stockholders	—	—	—	—	—	(50,000)	(50,000)
Capital contribution	—	—	—	—	719	—	719
ACA section 9010 estimated assessment	—	—	2,573	—	—	(2,573)	—
Correction of error - reserve credit taken	—	—	—	—	—	(11,828)	(11,828)

Balance at December 31, 2014	$7,364	$2,773	$2,573	$160,000	$910,045	$691,950	$1,774,705

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Aggregate Write-ins for Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2015	$7,364	$2,773	$2,573	$160,000	$910,045	$691,950	$1,774,705
Net income	—	—	—	—	—	213,824	213,824
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	(12,492)	(12,492)
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	48	48
Change in net deferred income tax asset	—	—	—	—	—	121,924	121,924
Change in other nonadmitted assets	—	—	—	—	—	(70,668)	(70,668)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	(1,511)	(1,511)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(228,062)	(228,062)
Change in asset valuation reserve	—	—	—	—	—	(12,997)	(12,997)
Change in surplus as a result of reinsurance	—	—	—	—	—	(98,071)	(98,071)
Cumulative effect of change in accounting principles	—	—	—	—	—	30,444	30,444
Correction of error - reserve credit taken	—	—	—	—	—	(9,500)	(9,500)
ACA section 9010 estimated assessment	—	—	(415)	—	—	415	—
Return of capital	—	—	—	—	(200,000)	—	(200,000)
Capital contribution	—	—	—	—	334	—	334

Balance at December 31, 2015	$7,364	$2,773	$2,158	$160,000	$710,379	$625,304	$1,507,978

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Operating activities
Premiums collected, net of reinsurance	$3,130,025	$6,330,343	$2,273,697
Net investment income	882,391	869,754	865,945
Reserve adjustments on reinsurance ceded	(207,591)	(272,265)	(232,229)
Consideration on reinsurance transaction	329	54,150	1,866
Commission and expense allowances on reinsurance ceded	92,257	87,119	114,865
Miscellaneous income	372,018	375,593	370,818
Benefit and loss related payments	(2,600,351)	(2,291,355)	(2,548,062)
Net transfers from separate accounts	274,415	360,633	638,040
Commissions, expenses paid and aggregate write-ins for deductions	(1,462,818)	(4,660,707)	(998,885)
Dividends paid to policyholders	(1,233)	(1,316)	(1,316)
Federal income taxes (paid) received	(132,592)	(83,769)	18,445

Net cash provided by operating activities	346,850	768,180	503,184

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	3,804,173	1,992,267	2,515,784
Stocks	53,689	3,662	40,701
Mortgage loans	586,271	206,081	482,187
Real estate and properties held for sale	1,804	4,082	2,950
Other invested assets	292,198	123,279	133,818
Securities lending reinvested collateral assets	—	114,129	24,844
Derivatives	—	37,103	—
Miscellaneous proceeds	8,614	165,730	36,946

Total investment proceeds	4,746,749	2,646,333	3,237,230

Costs of investments acquired:
Bonds	(4,025,603)	(2,468,084)	(2,793,628)
Stocks	(887)	(31,395)	(5,785)
Mortgage loans	(377,635)	(339,734)	(337,314)
Real estate and properties held for sale	(2,332)	(7,116)	(8,034)
Other invested assets	(260,265)	(179,832)	(67,241)
Derivatives	(43,878)	—	(66,568)
Securities lending reinvested collateral assets	(57,705)	—	—
Miscellaneous applications	(84,014)	(173,295)	(10,690)

Total cost of investments acquired	(4,852,319)	(3,199,456)	(3,289,260)
Net increase in policy loans	(2,210)	(9,620)	(24,583)

Net cost of investments acquired	(4,854,529)	(3,209,076)	(3,313,843)

Net cash provided by (used in) investing activities	(107,781)	(562,743)	(76,613)

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Financing and miscellaneous activities
Net withdrawals on deposit-type contracts and other insurance liabilities	$(44,010)	$(1,007,531)	$(1,633,515)
Net change in:
Reinsurance on deposit-type contracts and other insurance liabilities	(3,437)	995,438	1,292,709
Borrowed funds	(129,114)	210,207	47,396
Funds held under reinsurance treaties with unauthorized reinsurers	(32,215)	(489,686)	(805,994)
Receivable from parent, subsidiaries and affiliates	80,661	(3,694)	(37,853)
Payable to parent, subsidiaries and affiliates	82,899	610	(34,378)
Payable for securities lending	57,705	114,129	(24,754)
Other cash (applied) provided	81,729	(29,494)	84,530
Dividends to stockholders	—	(50,000)	(185,000)
Return of capital	(200,000)	—	—
Capital contribution received	—	135,000	—

Net cash used in financing and miscellaneous activities	(105,782)	(125,021)	(1,296,859)

Net increase (decrease) in cash, cash equivalents and short-term investments	133,287	80,416	(870,288)

Cash, cash equivalents and short-term investments:
Beginning of year	749,886	669,470	1,539,758

End of year	$883,173	$749,886	$669,470

See accompanying notes.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2015

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2014, the Company completed a merger with Western Reserve Life Assurance Co. of Ohio (WRL). The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of WRL were carried forward to the merged company. As a result of the merger, WRL’s common stock was deemed cancelled by operation of law. In exchange for its agreement to merge WRL into the Company, AEGON USA, LLC (AEGON), the parent of WRL, received one share of common stock of CGC.

On December 31, 2015, AEGON merged into Transamerica Corporation (TA Corp), a Delaware-domiciled non-insurance affiliate.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Summarized audited financial information for the Company and WRL presented separately for periods prior to the merger is as follows:

	Nine Months Ended September 30 2014	Year Ended December 31 2013
	Unaudited
Revenues:
Company	$1,896,267	$2,490,781
WRL	733,292	920,394
Merger reclassifications	—	—

	$2,629,559	$3,411,175

Net income (loss):
Company	$(113,066)	$166,874
WRL	71,064	159,809
Merger reclassifications	—	—

	$(42,002)	$326,683

	September 30 2014	December 31 2013
	Unaudited
Assets:
Company	$32,048,493	$31,853,240
WRL	9,310,145	9,420,319
Merger reclassifications	—	(5,496)

	$41,358,638	$41,268,063

Liabilities:
Company	$31,349,277	$30,882,016
WRL	8,873,734	9,014,871
Merger reclassifications	—	(5,496)

	$40,223,011	$39,891,391

Capital and surplus:
Company	$699,216	$971,224
WRL	436,411	405,448
Merger reclassifications	—	—

	$1,135,627	$1,376,672

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Nature of Business

The Company sells a full line of insurance products, including individual, credit, group, variable universal life and variable annuity coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 50 states, the District of Columbia, Guam, American Samoa, US Virgin Islands, Northern Mariana Islands, Canada, and Puerto Rico. Sales of the Company’s products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds, including affiliated bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts inforce at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

The Company utilizes the look-through approach in valuing its investment in the following two entities.

Real Estate Alternatives Portfolio 3, LLC (REAP 3)	$29,095
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$43,372

The financial statements for these entities are not audited. Instead, under the look-through approach, the Company is using the value of the underlying investments owned by these entities, limited to those investments for which audited financial statements are obtained. All liabilities, commitments, contingencies, guarantees or obligations of these entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in REAP 3 and REAP 4 HR, if not already recorded in their financial statements.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $23,102 and

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

$25,464 at December 31, 2015 and 2014, respectively, is net of the reserve of $10,767 and $10,823, respectively. Interest income of $1,526 and $1,849 was recognized for the years ended December 31, 2015 and 2014 respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Other “admitted assets” are valued principally at cost, as required or permitted by the Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2015 and 2014, the Company excluded investment income due and accrued for bonds in default of $1,088 and $80, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral is invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow,

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities.

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Total return swaps are used in the asset/liability management process to mitigate the risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or interest rate index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedge item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in U.S. dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If we are unable to prove hedge effectiveness the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

The Company holds some warrants linked to an Argentina Government Gross Domestic Product (GDP) as part of an authorized workout from the Argentina Brady Bonds. The Company does not have any downside risk to the warrants, and only receives a payment if the GDP is above a specific threshold. These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus. At December 31, 2015, all warrants had matured for the Company. The Company had realized gains totaling $2,928 for the year ended December 31, 2015 related to these warrants.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The investment risks associated with the fair value changes in separate accounts held for individual policyholders are borne entirely by the policyholder.

The Company received variable contract premiums of $900,396, $888,892 and $852,784 in 2015, 2014 and 2013, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $318,664, $329,455 and $332,299, in 2015, 2014 and 2013, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

The nonguaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2015
2015	$—	$433,438	$289,975	$143,463
2014 and prior	216,119	382,623	454,271	144,471

	216,119	$816,061	$744,246	287,934

Active life reserve	553,663			820,456

Total accident and health reserves	$769,782			$1,108,390

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2014
2014	$—	$325,365	$196,467	$128,898
2013 and prior	194,549	(6,655)	100,673	87,221

	194,549	$318,710	$297,140	216,119

Active life reserve	633,636			553,663

Total accident and health reserves	$828,185			$769,782

The Company’s unpaid claims reserve was increased (decreased) by $382,623 and $(6,655) for the years ended December 31, 2015 and 2014, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2015 was primarily attributable to an affiliated modified coinsurance reinsurance agreement which went into effect on December 31, 2014 and the change in 2014 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2015 and 2014 was $5,094 and $2,931, respectively. The Company incurred $6,688 and paid $4,525 of claim adjustment expenses during 2015, of which $2,277 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $4,621 and paid $4,057 of claim adjustment expenses during 2014, of which $2,111 of the paid

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2015 or 2014.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credit to paid-in surplus. The Company recorded an accrued expense in the amount of $334, $719 and $926 for the years ended December 31, 2015, 2014 and 2013, respectively.

Consistency of Presentation

Differences in tabular totals and references between footnotes are caused by rounding differences not considered to be significant to the financial statement presentation.

Recent Accounting Pronouncements

Effective January 1, 2015 the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40R, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40R. The updated guidance mandates that such investments, previously accounted for as equity method investments under SSAP No. 48 and reported on Schedule BA, be converted to SSAP No. 40R Schedule A real estate through recognition of a cumulative effect of a change in accounting principle as if the reporting entity had followed SSAP No. 40R since the acquisition of the property. The Company’s holding of Transamerica

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Pyramid Properties, LLC (TPP) was scoped into this new requirement and has been classified as property held for the production of income. The cumulative effect of adopting this standard was a $31,508 increase in capital and surplus as a result of the prescribed change in carrying basis of the TPP holding and the corresponding asset valuation reserve and deferred tax impacts. The adoption of this guidance resulted in a $2,000 decrease to admitted deferred tax assets.

Effective December 31, 2014, the Company adopted revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision did not impact the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA). Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, were moved to this SSAP. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06: Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB. The adoption of these revisions did not impact the Company’s financial position or results of operations, as the Company has no FHLB agreements.

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 16 for further discussion.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by TA Corp.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operation of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

2. Prescribed and Permitted Statutory Accounting Practices

The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under Iowa Insurance Law.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the State of Iowa is shown below:

	2015	2014	2013
Net income, State of Iowa basis	$213,824	$350,731	$326,683
State prescribed practice for secondary guarantee reinsurance	—	—	—

Net income, NAIC SAP	$213,824	$350,731	$326,683

Statutory surplus, State of Iowa basis	$1,507,978	$1,774,705	$1,376,672
State prescribed practice for secondary guarantee reinsurance	—	—	(38,696)

Statutory surplus, NAIC SAP	$1,507,978	$1,774,705	$1,337,976

The Company previously disclosed a state prescribed practice for secondary guarantee reinsurance. The prescribed practice entitled the Company to take reserve credit for such reinsurance contracts in the amount equal to the portion of the reserves attributable to the secondary guarantee. As a result of the NAIC adopting Actuarial Guideline XXXXVIII (AG48) during 2014, the previously disclosed prescribed practice is no longer necessary.

3. Accounting Changes and Correction of Errors

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table. This resulted in a decrease to reserves of $3,192 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year. Related to this change were corresponding decreases in the deferred premium asset of $1,034 and the uncollected premium asset of $30. These amounts were credited to surplus and are reported on the cumulative effect of changes in accounting principles line.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2015, the Company made a change in valuation bases relating to its Long-Term Care business. A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first-principles approach. This change resulted in an increase in A&H reserves of $231,254 which has been reported on Exhibit 5A – Changes in Bases of Valuation During the Year.

During 2015, the Company discovered an error in the calculation of the modified coinsurance reserve adjustment for an affiliated reinsurance transaction with MLIC Re I. The cumulative impact of the error was an understatement of payables of $9,500. This has been reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2014, the Company discovered that the reserve credit reported under an affiliated reinsurance agreement included risks to be retained by the Company. The impact of this error was an understatement of the reserve liability and overstatement of capital and surplus of $11,828 as of December 31, 2013. This was corrected in 2014 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2013, the Company determined the mark-to-market adjustment on certain swap unwinds within its synthetic asset mortgage loan program were incorrectly not made for purposes of determining taxable income at December 31, 2011. Upon reviewing the impact on the prior years, an adjustment of $7,033 was designated as a prior year correction of an error and presented as a change in unassigned surplus for the year ended December 31, 2013.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2015 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31, 2015
Statement of Cash Flow:
Total net cash from operations in the Company’s Annual Statement	$141,940
Increase net investment income and miscellaneous income	204,910

Total net cash from operations as reported in the accompanying audited statutory basis statement of cash flow	$346,850

Total net cash from investments in the Company’s Annual Statement	$110,180
Decrease proceeds from investments - other invested assets	(202,000)
Decrease costs of investments - real estate and properties held for sale	(1,051)
Decrease costs of investments - miscellaneous applications	(14,910)

Total net cash from investments as reported in the accompanying audited statutory basis statement of cash flow	$(107,781)

Total net cash from financing and miscellaneous in the Company’s
Annual Statement	$(118,834)
Increase other cash provided (applied)	13,052

Total net cash from financing and miscellaneous as reported in the accompanying audited statutory basis statement of cash flow	$105,782

The 2015 Annual Statement incorrectly included non-cash activity related to derivative amortization, an amendment to an affiliated reinsurance agreement, and the recently adopted guidance of SSAP No. 40R (See Note 1), Real Estate Investments, in the Cash Flow. The ending balance of cash, cash equivalents and short-term investments did not change as a result of these adjustments.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Certain corrections have been made to prior period financial statements. In the Statements of Cash Flows for the years ended December 31, 2014 and 2013, the following amounts were reclassified between categories within the statement to properly reflect the cash flow activity related to collateral received on derivative transactions and to remove non-cash derivative book value amortization:

	For the year ended December 31,		For the year ended December 31,
	2014		2013
	As previously reported	Corrected amount	As previously reported	Corrected amount
Net investment income received	862,365	869,754	857,655	865,945
Commissions, expenses paid and aggregate write-ins for deductions	(4,458,850)	(4,660,707)	(1,062,698)	(998,885)
Net cash (used in) provided by operating activities	962,648	768,180	431,081	503,184
Miscellaneous applications	(165,906)	(173,295)	(2,400)	(10,690)
Net cash provided by (used in) investing activities	(555,354)	(562,743)	(68,323)	(76,613)
Other cash provided	(231,351)	(29,494)	148,343	84,530
Net cash provided by (used in) financing and miscellaneous activities	(326,878)	(125,021)	(1,233,046)	(1,296,859)

There was no effect on net income, changes in capital or surplus or total capital and surplus of the prior periods. Management has evaluated the errors and related corrections and concluded that they were not material to any previously reported annual financial statements.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

	a)	Quoted prices for similar assets or liabilities in active markets

	b)	Quoted prices for identical or similar assets or liabilities in non-active markets

	c)	Inputs other than quoted market prices that are observable

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. The carrying value of the Company’s liabilities for deferred

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value. For investments contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2015 and 2014, respectively:

	December 31 2015
	Aggregate Fair Value	Admitted Assets/ Liabilities	(Level 1)	(Level 2)	(Level 3)	Not practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$688,590	$688,590	$—	$688,590	$—	$—
Short-term notes receivable from affiliates	252,700	252,700	—	252,700	—	—
Bonds	15,257,097	14,471,372	840,435	13,858,694	557,968	—
Preferred stocks, other than affiliates	5,579	6,428	—	5,443	136	—
Common stocks, other than affiliates	50,528	50,528	547	56	49,925	—
Mortgage loans on real estate	1,755,636	1,687,756	—	—	1,755,636	—
Other invested assets	136,311	124,209	—	127,332	8,979	—
Options	27,350	27,350	36	27,314	—	—
Interest rate swaps	10,168	1,794	—	10,168	—	—
Currency swaps	13,008	6,136	—	13,008	—	—
Credit default swaps	1,618	1,660	—	1,618	—	—
Equity swaps	5,628	5,628	—	5,628	—	—
Policy loans	925,179	925,179	—	925,179	—	—
Securities lending reinvested collateral	354,051	354,051	—	354,051	—	—
Separate account assets	20,127,597	20,127,597	18,107,122	2,018,606	1,869	—

Liabilities
Investment contract liabilities	3,715,884	3,265,942	—	46,307	3,669,577	—
Equity swaps	5,972	5,972	—	5,972	—	—
Interest rate swaps	(408,022)	9,552	—	(408,022)	—	—
Currency swaps	9,748	2,226	—	9,748	—	—
Credit default swaps	7,963	5,018	—	7,963	—	—
Payable to parent, subsidiaries and affiliates	83,509	83,509	—	83,509	—	—
Separate account annuity liabilities	17,942,576	17,942,576	—	17,942,576	—	—
Surplus notes	179,219	160,000	—	179,219	—	—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2014
	Aggregate Fair Value	Admitted Assets/ Liabilities	(Level 1)	(Level 2)	(Level 3)	Not practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$758,915	$758,915	$—	$758,915	$—	$—
Bonds	15,718,796	14,275,747	937,552	14,133,063	648,181	—
Preferred stocks, other than affiliates	39,072	39,691	—	38,936	136	—
Common stocks, other than affiliates	42,773	42,773	1,459	34	41,280	—
Mortgage loans on real estate	2,001,580	1,903,557	—	—	2,001,580	—
Other invested assets	143,436	128,178	—	134,039	9,397	—
Options	40,416	40,416	108	37,067	3,241	—
Interest rate swaps	18,331	2,140	—	18,331	—	—
Currency swaps	13,736	6,026	—	13,736	—	—
Credit default swaps	2,265	1,802	—	2,265	—	—
Equity swaps	668	668	—	668	—	—
Policy loans	922,969	922,969	—	922,969	—	—
Securities lending reinvested collateral	296,291	296,346	—	296,291	—	—
Receivable from parent, subsidiaries and affiliates	80,051	80,051	—	80,051	—	—
Separate account assets	20,804,337	20,804,337	18,865,831	1,936,436	2,070	—

Liabilities
Investment contract liabilities	3,767,213	3,580,593	—	97,957	3,669,256	—
Options	64	64	64	—	—	—
Equity swaps	3,923	3,923	—	3,923	—	—
Interest rate swaps	(412,449)	8,144	—	(412,449)	—	—
Currency swaps	15,499	7,128	—	15,499	—	—
Credit default swaps	(1,213)	4,973	—	(1,213)	—	—
Separate account annuity liabilities	18,429,270	18,429,270	—	18,429,270	—	—
Surplus notes	197,478	160,000	—	197,478	—	—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2015 and 2014:

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$716	$—	716
Industrial and miscellaneous	—	5,510	28,112	33,622
Hybrid securities	—	14,155	—	14,155

Total bonds	—	20,381	28,112	48,493
Preferred stock
Industrial and miscellaneous	—	—	136	136

Total preferred stock	—	—	136	136
Common stock
Mutual funds	—	55	—	55
Industrial and miscellaneous	547	1	49,925	50,473

Total common stock	547	56	49,925	50,528
Short-term investments and cash equivalents
Government	—	5,494	—	5,494
Industrial and miscellaneous	—	449,315	—	449,315
Mutual funds	—	232,995	—	232,995
Intercompany notes receivable	—	252,700	—	252,700
Sweep accounts	—	786	—	786

Total short-term	—	941,290	—	941,290
Securities lending reinvested collateral	—	354,051	—	354,051
Derivative assets	35	34,547	—	34,582
Separate account assets	18,107,122	2,018,606	9,046	20,134,775

Total assets	$18,107,704	$3,368,931	$87,219	$21,563,855

Liabilities:
Derivative liabilities	$—	$12,194	$—	$12,194
Separate account liabilities	4,448	—	—	4,448

Total liabilities	$4,448	$12,194	$—	$16,642

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2014
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$18,052	$—	$18,052
Industrial and miscellaneous	—	4,628	37,160	41,788

Total bonds	—	22,680	37,160	59,840
Preferred stock
Industrial and miscellaneous	—	—	136	136

Total preferred stock	—	—	136	136
Common stock
Mutual funds	—	32	—	32
Industrial and miscellaneous	1,459	1	41,280	42,740

Total common stock	1,459	33	41,280	42,772
Short-term investments and cash equivalents
Government	—	5	—	5
Industrial and miscellaneous	—	545,843	—	545,843
Mutual funds	—	210,578	—	210,578
Sweep accounts	—	2,489	—	2,489

Total short-term	—	758,915	—	758,915
Securities lending reinvested collateral		295,235		295,235
Derivative assets	108	69,802	3,241	73,151
Separate account assets	18,865,832	1,936,436	13,969	20,816,237

Total assets	$18,867,399	$3,083,101	$95,786	$22,046,286

Liabilities:
Derivative liabilities	$64	$(409,744)	$—	$(409,680)

Total liabilities	$64	$(409,744)	$—	$(409,680)

Bonds classified in Level 2 are valued using inputs from third-party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize significant inputs that are not market observable.

Preferred stock in Level 3 is being internally valued using significant unobservable inputs.

Common stock in Level 2 represents money market mutual funds carried at amortized cost and warrants that are valued using vendor inputs. Common stock in Level 3 is comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB. In addition, the Company owns common stock being carried at book value and some warrants that are valued using broker quotes.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 would represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Derivatives classified as Level 3 represent Total Return Forward Bond Purchases and Warrants based on the GDP of the Argentine government. The Total Return Forward Bond Purchases are determined by using the US Treasury repo curve estimates which is then compared to the strike price to estimate future payoff. The payoff is then discounted to the present value using the standard USD LIBOR curve. The Argentine Warrants are determined by a confirmations received from brokers, and then modelled accordingly when compared to the sovereign issuance.

Separate account assets are valued and classified in the same way as general account assets (described above). For example, separate account assets in Level 3 are those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.

Separate account liabilities consist of derivative liabilities held on the separate accounts. They are valued in the same way as the general account derivatives (described above).

During 2015 and 2014, there were no transfers between Level 1 and 2, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables summarize the changes in assets classified in Level 3 for 2015 and 2014:

	Balance at January 1, 2015	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$176	$—	$—	$(31)	$23
Other	36,984	9,484	7,097	(3,204)	(5,526)
Preferred stock	136	—	—	—	—
Common stock	41,280	—	—	3,727	23,877
Derivatives	3,241	—	—	—	—
Separate account assets	13,969	—	—	(309)	68

Total	$95,786	$9,484	$7,097	$183	$18,442

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2015
Bonds
RMBS	$—	$—	$—	$—	$168
Other	—	—	—	2,697	27,944
Preferred stock	—	—	—	—	136
Common stock	4	—	—	18,963	49,925
Derivatives	—	—	—	3,241	—
Separate account assets	—	90	—	4,772	9,046

Total	$4	$90	$—	$29,673	$87,219

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Balance at January 1, 2014	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$214	$8	$—	$6	$(51)
Other	43,189	1,684	2,020	(1,666)	(684)
Preferred stock	136	—	—	—	—
Common stock	41,354	—	—	—	(2)
Derivatives	5,195	—	—	—	(1,954)
Separate account assets	13,923	774	—	(63)	168

Total	$104,011	$2,466	$2,020	$(1,723)	$(2,523)

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2014
Bonds
RMBS	$—	$—	$—	$1	$176
Other	—	—	—	3,519	36,984
Preferred stock	—	—	—	—	136
Common stock	—	—	72	—	41,280
Derivatives	—	—	—	—	3,241
Separate account assets	—	—	—	833	13,969

Total	$—	$—	$72	$4,353	$95,786

(a)	Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2014 and 2013, subsequently changing to being carried at fair value during 2015 and 2014.

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2014 and 2013, subsequently changing to being carried at amortized cost during 2015 and 2014.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transfers in for separate account bonds were attributable to securities being valued using third-party vendor inputs at December 31, 2013, subsequently changing to being valued using broker quotes which utilize unobservable inputs during 2014.

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2015 and 2014, the Company has several properties that are held for sale. Therefore, these properties are carried at fair value less cost to sell, which amounts to $10,264 and $11,708. There are no properties that have a carrying amount less than its fair value; and therefore are not carried at fair value as of December 31, 2015 and 2014.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$555,591	$58,059	$1,957	$3,700	$607,993
State, municipal and other government	479,282	48,529	4,993	4,405	518,413
Hybrid securities	441,465	13,629	51,737	4,294	399,063
Industrial and miscellaneous	9,857,896	922,957	138,537	128,037	10,514,279
Mortgage and other asset-backed securities	3,137,138	141,054	44,731	16,112	3,217,349

	14,471,372	1,184,228	241,955	156,548	15,257,097
Unaffiliated preferred stocks	6,428	194	1,043	—	5,579

	$14,477,800	$1,184,422	$242,998	$156,548	$15,262,676

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2014
Unaffiliated bonds:
United States Government and agencies	$606,943	$106,597	$1,298	$—	$712,242
State, municipal and other government	442,243	47,544	2,720	655	486,412
Hybrid securities	449,898	16,602	51,752	706	414,042
Industrial and miscellaneous	9,705,629	1,265,411	35,493	22,022	10,913,525
Mortgage and other asset-backed securities	3,071,034	176,352	51,938	2,873	3,192,575

	14,275,747	1,612,506	143,201	26,256	15,718,796
Unaffiliated preferred stocks	39,691	476	973	122	39,072

	$14,315,438	$1,612,982	$144,174	$26,378	$15,757,868

At December 31, 2015 and 2014, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 261 and 292 securities with a carrying amount of $1,462,358 and $1,895,196 and an unrealized loss of $242,998 and $144,174 with an average price of 83.4 and 92.4 (fair value/amortized cost). Of this portfolio, 78.1% and 83.6% were investment grade with associated unrealized losses of $155,837 and $84,425, respectively.

At December 31, 2015 and 2014, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 781 and 286 securities with a carrying amount of $4,034,724 and $1,170,892 and an unrealized loss of $156,548 and $26,377 with an average price of 96.1 and 97.8 (fair value/amortized cost). Of this portfolio, 95.5% and 89.4% were investment grade with associated unrealized losses of $140,337 and $23,373, respectively.

At December 31, 2015 and 2014, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 4 and 4 securities with a cost of $17 and $14,066 and an unrealized loss of $3 and $2 with an average price of 81.6 and 100.0 (fair value/cost).

At December 31, 2015 and 2014, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 2 and 2 securities with a cost of $0 and $3 and an unrealized loss of $0 and $2 with an average price of 63.5 and 40.6 (fair value/cost).

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2015 and 2014 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2015

Unaffiliated bonds:
United States Government and agencies	$18,769	$83,312	$102,081
State, municipal and other government	27,042	97,550	124,592
Hybrid securities	163,428	60,350	223,778
Industrial and miscellaneous	539,928	2,463,136	3,003,064
Mortgage and other asset-backed securities	468,235	1,173,830	1,642,065

	1,217,402	3,878,178	5,095,580
Unaffiliated preferred stocks	1,956	—	1,956
Unaffiliated common stocks	14	—	14

	$1,219,372	$3,878,178	$5,097,550

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2014

Unaffiliated bonds:
United States Government and agencies	$26,726	$—	$26,726
State, municipal and other government	31,624	14,444	46,068
Hybrid securities	149,355	33,359	182,714
Industrial and miscellaneous	913,513	714,641	1,628,154
Mortgage and other asset-backed securities	627,777	352,043	979,820

	1,748,995	1,114,487	2,863,482
Unaffiliated preferred stocks	2,027	30,028	32,055
Unaffiliated common stocks	14,064	1	14,065

	$1,765,086	$1,144,516	$2,909,602

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2015, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$291,168	$295,397
Due after one year through five years	2,661,480	2,767,624
Due after five years through ten years	1,964,591	2,050,360
Due after ten years	6,416,995	6,926,367

	11,334,234	12,039,748
Mortgage and other asset-backed securities	3,137,138	3,217,349

	$14,471,372	$15,257,097

The following structured notes were held at December 31, 2015:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$2,619	$2,503	$2,621	NO
871928AW7	6,232	29,260	25,288	NO
912810QV3	9,959	8,217	10,146	NO
912810RA8	134,765	147,356	139,761	NO
G52836AB2	13,452	9,878	13,452	NO

Total	$167,027	$197,214	$191,268

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Banking

At December 31, 2015 the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $575,461 and a carrying value of $654,830, resulting in a gross unrealized loss of $79,369. Bank regulators are implementing a wide array of reforms designed to strengthen capital levels, reduce balance sheet risk and improve liquidity in an attempt to reduce systemic risk. Many banks already meet new capital and liquidity requirements, well ahead of regulatory deadlines. In addition, regulators and central governments are adopting new bank guidelines, which are designed to reduce systemic risk by tapping loss-absorbing capital, as needed, to recapitalize or resolve a bank without using taxpayer money.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2015.

Basic Industry

At December 31, 2015 the Company’s basic industry sector portfolio had investments in an unrealized loss position which had a fair value of $295,720 and a carrying value of $350,300, resulting in a gross unrealized loss of $54,580. The Basic Industry sector encompasses various sub-sectors including metals and mining, chemicals and paper and forest products, with the majority of the gross unrealized loss relating to metals and mining.

Fundamentals for the metals and mining industry have been negatively impacted by falling prices for base metals, ferrous metals, precious metals, iron ore and coal. Slowing economic data out of China has resulted in reduced demand for the base metals and bulk steel-making commodities as the country comprises from 40%-60% of global consumption for most of these commodities. The lack of a sufficient response on the supply side for these commodities has driven significant pricing pressure. The top line pressure companies are experiencing combined with their willingness to take on additional debt when commodity prices were rising has resulted in a substantial deterioration in credit metrics for the majority of the metals and mining industry. Chemicals have been positively impacted by continued low natural gas prices within the US, but given the global scale of most players in the industry, they have also been harmed by a slowdown in global growth as well as volatility in raw material costs, increasing competition from global peers and the potential for lower margins given falling oil prices. Paper and forest products have shown some improvement as the housing recovery takes hold in the United States, but more traditional paper products, such as newsprint, remain challenged.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2015.

Energy

At December 31, 2015, the Company’s Energy sector portfolio had investments in an unrealized loss position which had a fair value of $766,516 and a carrying value of $886,922, resulting in a gross unrealized loss of $120,405. The Energy Industry sector encompasses various sub-sectors including integrated oil and gas producers, independent oil and gas producers, midstream processing and transport, oil field services and drilling, and refining. The majority of the gross unrealized loss relates to independent oil and gas producers, as well as oil field services and drilling.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Falling oil prices, and continued low natural gas prices, have reduced cash flow for upstream oil and gas producers. Oil field service and drilling companies have been pressured by the prospect of margin pressure resulting from new capacity additions and the prospect of lower capital spending by their upstream client base. Commodity price pressure stems from strong non-Organization of the Petroleum Countries (OPEC) supply growth, softening global demand, and shifting OPEC policy. Companies have responded with capital spending and cost reduction programs, but cash flow and credit metrics continue to weaken. Some issuers have also initiated debt exchange offers that have put additional pressure on security pricing. Midstream processing and transport companies have begun to be impacted by weaker volume growth, higher capital costs, counterparty concerns, and in some cases, commodity price exposure. Refiners have seen positive near term impacts from lower feedstock costs and stronger demand.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be other-than-temporarily impaired as of December 31, 2015.

There were no loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2015, 2014, or 2013.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the aggregate totals for loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2015
1st quarter present value of cash flows expected to be less than the amortized cost basis	$11,003	$711	$10,292	$9,833
2nd quarter present value of cash flows expected to be less than the amortized cost basis	72,681	3,988	68,693	52,299
3rd quarter present value of cash flows expected to be less than the amortized cost basis	7,416	25	7,391	6,933
4th quarter present value of cash flows expected to be less than the amortized cost basis	5,541	332	5,209	3,905

Aggregate total	$96,641	$5,056	$91,585	$72,970

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2014
1st quarter present value of cash flows expected to be less than the amortized cost basis	$69,315	$1,781	$67,534	$39,500
2nd quarter present value of cash flows expected to be less than the amortized cost basis	49,878	1,846	48,032	35,679
3rd quarter present value of cash flows expected to be less than the amortized cost basis	47,782	20,158	27,624	36,334
4th quarter present value of cash flows expected to be less than the amortized cost basis	20,262	1,607	18,655	16,151

Aggregate total	$187,237	$25,392	$161,845	$127,664

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2013
1st quarter present value of cash flows expected to be less than the amortized cost basis	$69,169	$4,482	$64,687	$30,825
2nd quarter present value of cash flows expected to be less than the amortized cost basis	67,173	23,538	43,635	23,512
3rd quarter present value of cash flows expected to be less than the amortized cost basis	58,040	7,132	50,908	25,160
4th quarter present value of cash flows expected to be less than the amortized cost basis	45,314	6,607	38,707	24,831

Aggregate total	$239,696	$41,759	$197,937	$104,328

The following loan-backed and structured securities were held at December 31, 2015, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which OTTI Occurred
83611MLS5	$8,224	$8,173	$51	$8,173	$7,089	1Q 2015
41161XAC0	2,779	2,119	660	2,119	2,744	1Q 2015
35729PPC8	590	442	148	442	186	2Q 2015
41161MAC4	24,891	24,191	700	24,191	24,110	2Q 2015
75970QAH3	1,129	1,123	6	1,123	1,118	2Q 2015
75970QAJ9	2,707	2,689	18	2,689	2,616	2Q 2015
07325WAE2	43,364	40,248	3,116	40,248	24,269	2Q 2015
65536PAA8	12	10	2	10	9	3Q 2015
75970QAH3	1,105	1,103	2	1,103	1,064	3Q 2015
75970QAJ9	2,644	2,639	5	2,639	2,488	3Q 2015
75971EAF3	3,655	3,639	16	3,639	3,372	3Q 2015
55308LAB2	3,266	3,085	181	3,085	1,970	4Q 2015
83611MMM7	2,275	2,124	151	2,124	1,935	4Q 2015

			$5,056

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2015 and 2014 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$70,919	$16,384
The aggregate related fair value of securities with unrealized losses	497,200	1,192,005

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2014
The aggregate amount of unrealized losses	$72,014	$3,295
The aggregate related fair value of securities with unrealized losses	661,734	358,387

Detail of net investment income is presented below:

	Year Ended December 31
	2015	2014	2013
Income:
Bonds	$685,467	$676,182	$664,510
Preferred stocks	1,203	2,252	4,516
Common stocks	20,610	18,430	17,403
Mortgage loans on real estate	97,633	98,459	101,418
Real estate	30,522	5,583	5,767
Policy loans	51,402	52,384	51,594
Cash, cash equivalents and short-term investments	1,336	797	1,566
Derivatives	(5,862)	1,709	12,655
Other invested assets	19,277	8,642	3,227
Other	10,482	4,806	512

Gross investment income	912,070	869,244	863,168
Less investment expenses	71,236	43,274	41,349

Net investment income	$840,834	$825,970	$821,819

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2015	2014	2013
Proceeds	$3,379,615	$1,761,136	$1,895,701

Gross realized gains	$38,484	$13,103	$15,800
Gross realized losses	(19,618)	(19,222)	(19,781)

Net realized capital gains (losses)	$18,866	$(6,119)	$(3,981)

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2015, 2014 and 2013 of $5,623, $25,788 and $42,099, respectively.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2015	2014	2013
Bonds	$11,867	$(27,107)	$(46,074)
Preferred stocks	1,375	(4,800)	—
Common stocks	3,433	1,037	(203)
Mortgage loans on real estate	(6,924)	(1,010)	(30)
Real estate	(760)	(4,098)	(3,572)
Cash, cash equivalents and short-term investments	3	9	1
Derivatives	(43,877)	37,103	(53,242)
Other invested assets	27,846	25,769	20,415

	(7,037)	26,903	(82,705)
Federal income tax effect	(17,108)	(4,261)	36,884
Transfer from (to) interest maintenance reserve	3,113	(6,980)	45,573

Net realized capital (losses) gains on investments	$(21,032)	$15,662	$(248)

At December 31, 2015, and 2014, the Company had no recorded investments in restructured securities. The capital (losses) taken as a result of restructures in 2015, 2014 and 2013 were $0, $0 and $(156) respectively. The Company often has other-than-temporarily impaired a security prior to the restructure date. These other-than-temporary impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2015	2014	2013
Bonds	$(10,977)	$21,255	$54,676
Common stocks	23,258	(550)	(891)
Affiliated entities	10,397	2,328	(2,089)
Mortgage loans on real estate	—	247	253
Derivatives	(148)	(121,278)	92,317
Other invested assets	(45,292)	(17,647)	18,545
Change in unrealized capital gains (losses), before tax	(22,762)	(115,645)	162,811
Taxes on unrealized capital gains/losses	10,318	32,482	(63,092)
Change in unrealized capital (losses) gains, net of tax	$(12,444)	$(83,163)	$99,719

The Company’s investments in mortgage loans principally involve commercial real estate.

The credit qualities of mortgage loans by type of property for the year ended December 31, 2015 were as follows:

	Farm	Commercial	Total
AAA - AA	$—	$1,006,111	$1,006,111
A	35,795	602,834	638,629
BBB	—	38,385	38,385
BB	—	1,297	1,297

	$35,795	$1,648,627	$1,684,422

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2015, the maximum and minimum lending rates for mortgage loans during were 6.75% and 3.44%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2015 at the time of origination was 87%. During 2015, the Company reduced the interest rate by 1.6% on one

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

outstanding mortgage loans with statement value of $9,267. At December 31, 2015, mortgage loans with a carrying value of $196 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2015. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2015.

During 2014, the maximum and minimum lending rates for mortgage loans during were 5.06 % and 3.62%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2014 at the time of origination was 77%. During 2014, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2014, mortgage loans with a carrying value of $647 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2014. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2014.

The following tables provide the age analysis of mortgage loans aggregated by type:

			Residential		Commercial
December 31, 2015		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a)	Current	$35,795	$—	$704	$—	$1,613,761	$34,865	$1,685,125
(b)	30-59 Days Past Due	—	—	2,099	—	—	—	2,099
(c)	60-89 Days Past Due	—	—	178	—	—	—	178
(d)	90-179 Days Past Due	—	—	158	—	—	—	158
(e)	180+ Days Past Due	—	—	196	—	—	—	196

			Residential		Commercial
December 31, 2014		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a)	Current Current	$38,509	$—	$997	$—	$1,726,777	$134,151	$1,900,434
(b)	30-59 Days Past Due	—	—	2,200	—	—	—	2,200
(c)	60-89 Days Past Due	—	—	174	—	—	—	174
(d)	90-179 Days Past Due	—	—	102	—	—	—	102
(e)	180+ Days Past Due	—	—	647	—	—	—	647

At December 31, 2015 and 2014 there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2015 or December 31, 2014. The average recorded investment in impaired loans during 2015 and 2014 was $0 and $8,493, respectively. There was no recorded investment in impaired loans without an allowance for credit losses during 2015 or 2014.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2015	2014	2013
Balance at beginning of period	$—	$247	$499
Additions, net charged to operations	—	528	—
Recoveries in amounts previously charged off	—	(775)	(252)

Balance at end of period	$—	$—	$247

The following table provides the aggregate and corresponding amounts of mortgage loans derecognized as a result of foreclosure:

	Year Ended December 31
	2015	2014
Aggregate amount of mortgage loans derecognized	$—	$4,385
Real estate collateral recognized	—	4,385
Other collateral recognized	—	—
Receivables recognized from a government guarantee of the foreclosed mortgage loan	—	—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized $0, $472 and $540 of interest income on impaired loans for the years ended December 31, 2015, 2014 and 2013, respectively. The Company recognized interest income on a cash basis of $0, $484 and $540 for the years ended December 31, 2015, 2014 and 2013, respectively.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $297, $3,927 and $2,768 were taken on real estate in 2015, 2014 and 2013, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations. The Company disposed of multiple properties throughout 2015 resulting in a net realized loss of $463.

During 2015 and 2014, respectively, reverse mortgages of $1,070 and $2,247 were foreclosed or acquired by deed and transferred to real estate.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2015 and 2014, the Company held a mortgage loan loss reserve in the AVR of $17,092 and $18,633, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2015	2014		2015	2014
Pacific	28%	26%	Apartment	37%	25%
South Atlantic	25	16	Retail	22	17
Middle Atlantic	12	16	Office	19	40
W. South Central	10	15	Other	10	5
Mountain	7	6	Industrial	8	8
W. North Central	6	3	Medical	2	3
E. South Central	5	12	Agricultural	2	2
E. North Central	5	4
New England	2	2

At December 31, 2015, 2014 and 2013, the Company held mortgage loans with a total net admitted value of $328, $355 and $378, respectively, which had been restructured in accordance with SSAP No. 36. There were no realized losses during the years ended December 31, 2015, 2014 and 2013 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2015, 2014 and 2013.

On December 31, 2010, the Company acquired two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC (TPP) and Transamerica Realty Properties, LLC (TRP)) from Transamerica Life Insurance Company (TLIC), an affiliate, for a combined purchase price of $252,975. The price paid was based predominantly on the valuations of the properties within each of those entities. This transaction was accounted for as a business combination using the statutory purchase method and resulted in goodwill of $100,674 which was included in the carrying value of these other invested assets. Effective January 1, 2015, accounting guidance related to wholly-owned, single member/single asset LLCs was modified, which allowed TPP to be valued as real estate. As a result TPP is no longer included in the goodwill balance in 2015 on the Company. The 2015 amortization represents amortization of the TRP goodwill. Amortization in the amount of $2,504 and $10,067 was recorded during each of the years ending December 31, 2015 and 2014, which is reflected in the book adjusted carrying value of the Other Invested Asset line on the balance sheet, with an offset recorded in unassigned surplus. As the carrying amount of the total positive goodwill of the Company did not exceed 10% of the September 30, 2015 capital and surplus, adjusted to exclude positive goodwill and net deferred tax assets as of September 30, 2015, the entire goodwill was admitted at December 31, 2015.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2015 and 2014 the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

For the year ending December 31, 2015, the Company had ownership interests in thirty-four LIHTC properties. The remaining years of unexpired tax credits ranged from two to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to thirteen years. The amount of contingent equity commitments expected to be paid during the years 2016 to 2025 is $117. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2014, the Company had ownership interests in thirty-eight LIHTC properties. The remaining years of unexpired tax credits ranged from one to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2015 to 2025 is $1,337. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2015 and 2014:

Description of State Transferable and Non-transferable Tax Credits		December 31, 2015
	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$518	$3,500

Total		$518	$3,500

Description of State Transferable and Non-transferable Tax Credits		December 31, 2014
	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$115	$931

Total		$115	$931

*	The unused amount reflects credits that the Company deems will be realizable in 2015.

The Company did not have any non-transferable state tax credits.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2015, 2014 and 2013.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).

At December 31, 2015 and 2014, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $501,700 and $541,725, respectively.

At December 31, 2015 and 2014, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $59,588 and $72,133, respectively.

For the years ended December 31, 2015, 2014 and 2013, the Company has recorded $(46,309), $(41,421) and $83,948 respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2015, 2014 or 2013 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $96, $0 and $0, respectively, in capital gains (losses) related to call option transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $13,043, $0 and $98, respectively, in capital gains (losses) related to put option transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized no capital gains (losses) related to collar option transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized no capital gains (losses) related to cap option transactions.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $2,928, $0 and $0, respectively, in capital gains (losses) related to warrant transactions.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 17 years for forecasted hedge transactions.

For the years ended December 31, 2015, 2014 and 2013 none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

As of December 31, 2015 and 2014, the Company has accumulated deferred gains in the amount of $2,593 and $3,616, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $(17,657), $11,773 and $(70,322), respectively, in capital gains (losses) related to interest rate swap transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized no capital gains (losses) related to foreign exchange swap transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized no capital gains (losses) related to foreign currency forward transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $(13,720), $(5,916) and $(3,589), respectively, in capital gains (losses) related to total return swap transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $33, $(50) and $77 respectively, in capital gains (losses) related to credit swap transactions, of which are made up primarily of replication transactions.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized $(28,601), $31,295 and $20,492, respectively, in capital gains (losses) related to futures transactions.

At December 31, 2015 and 2014, the Company had replicated assets with a fair value of $763,649 and $638,687, respectively, and credit default and forward starting interest rate swaps with a fair value of $(20,253) and $(13,239), respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

As of December 31, 2015, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
43285,SWAP, USD 1 / (USD 0), :CDX-NAIGS17V1-5Y	12/20/2016	$7,500	$52
43286,SWAP, USD 1 / (USD 0), :CDX-NAIGS17V1-5Y	12/20/2016	3,500	24
43299,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	12,000	130
43302,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	104
43307,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	127
43310,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	104
43321,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	33
47295,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	268
47296,SWAP, USD 1 / (USD 0), :US172967ES69	6/20/2017	25,000	234
47297,SWAP, USD 1 / (USD 0), :US00163MAB00	6/20/2017	25,000	280
43374,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	10,000	95
43601,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	41
43613,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	7,800	(19)
46410,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	20,000	224
46411,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	19,000	213
46915,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2017	20,000	245
47037,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	5,000	56
47657,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	12,500	205
48775,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	12,500	140
49952,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	5,000	(44)
53497,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	15,000	168
53821,SWAP, USD 1 / (USD 0), :US260543BJ10	3/20/2018	22,000	363
54329,SWAP, USD 1 / (USD 0), :US35671DAU90	3/20/2018	10,000	(1,729)
54865,SWAP, USD 5 / (USD 0), :US37247DAE67	3/20/2018	15,000	105
55127,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2018	2,300	28
60519,SWAP, USD 1 / (USD 0), :US74432QAB14	6/20/2018	20,000	295
60520,SWAP, USD 1 / (USD 0), :US947075AA59	6/20/2018	20,000	(2,362)
60521,SWAP, USD 1 / (USD 0), :US893830AK59	6/20/2018	10,000	(1,813)
59110,SWAP, USD 1 / (USD 0), :US92276MAT27	6/20/2018	20,000	272
59117,SWAP, USD 1 / (USD 0), :US893830AK59	6/20/2018	10,000	(1,813)
59280,SWAP, USD 1 / (USD 0), :US74432QAB14	6/20/2018	20,000	295
119322,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2020	5,000	(179)
102754,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2020	13,000	25
102918,SWAP, USD 1 / (USD 0), :US195325BB02	3/20/2020	5,000	(224)
103284,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2020	5,000	(96)
102927,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	5,000	26
103048,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2020	5,000	(96)
103141,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	15,000	79
109188,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	2,500	(153)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

109191,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,500	(214)
109219,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	(126)
109571,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	(126)
109622,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	(126)
109623,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,500	(75)
109544,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,400	(65)
109553,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	(33)
109550,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	(38)
109645,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,330	5
109647,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,330	5
109687,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,340	5
110510,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	(33)
110620,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	(38)
111121,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	(38)
111125,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	(33)
110854,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	(38)
111719,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,200	(73)
111729,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	(30)
111732,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	(37)
111735,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	600	(52)
111738,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	600	(87)
111744,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	(30)
111832,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	600	(18)
111842,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	600	(14)
111845,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	(30)
111898,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	(37)
112138,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	1,200	(37)
112153,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	(37)
112178,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	600	(16)
112228,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	1,200	(36)
112230,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	600	(19)
112304,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	600	(30)
112328,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	600	(16)
112340,SWAP, USD 1 / (USD 0), :US25271CAJ18	9/20/2020	3,350	(590)
112428,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	600	2
112431,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	600	(19)
112573,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	600	(87)
113398,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	600	(7)
113437,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	600	(30)
115816,SWAP, USD 1 / (USD 0), :US260543BJ10	9/20/2020	10,000	134
115817,SWAP, USD 1 / (USD 0), :US40414LAA70	9/20/2020	10,000	24
116006,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	10,000	87
116040,SWAP, USD 1 / (USD 0), :XS0759014375	9/20/2020	10,000	(144)
127389,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	35
127393,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	69
127397,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	77
127471,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	(512)
130585,SWAP, USD 1 / (USD 0), :US416515AY06	6/20/2017	25,000	321
120682,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2017	10,000	29
120681,SWAP, USD 1 / (USD 0), :JP1200551248	6/20/2017	10,000	126

		$631,550	$(6,345)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2015 and 2014, the Company held options with a fair value of $7,570 and $3,285, respectively.

At December 31, 2015 and 2014, the Company’s outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2015	2014
Interest rate and currency swaps:
Receive fixed - pay floating	$8,970	$43,970
Receive floating - pay fixed	19,500	19,500
Receive fixed - pay fixed	650,104	492,918
Swaps:
Receive fixed - pay floating	2,204,430	2,550,430
Receive fixed - pay fixed	144,849	144,849
Receive floating - pay fixed	126,450	179,200
Receive floating - pay floating	561,004	88,262
Caps	9,750,000	—
Options Call/Puts	171,644	—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables show the pledged or restricted assets as of December 31, 2015 and 2014, respectively:

		Gross Restricted Current Year
	Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
b.	Collateral held under security lending agreements	354,047	—	—	—	354,047
c.	Subject to repurchase agreements	—	—	—	—	—
d.	Subject to reverse repurchase agreements	—	—	—	—	—
e.	Subject to dollar repurchase agreements	291,895	—	—	—	291,895
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—
g.	Placed under option contracts	—	—	—	—	—
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—
i.	FHLB capital stock	26,000	—	—	—	26,000
j.	On deposit with states	10,024	—	—	—	10,024
k.	On deposit with other regulatory bodies	—	—	—	—	—
l.	Pledged as collateral to FHLB (including assets backing funding agreements)	895,353	—	—	—	895,353
m.	Pledged as collateral not captured in other categories	131,658	—	—	—	131,658
n.	Other restricted assets	190,947	—	—	—	190,947

o.	Total Restricted Assets	$1,899,924	$—	$—	$—	$1,899,924

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		Gross Restricted			Percentage
	Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	2015 Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	0.00%	0.00%
b.	Collateral held under security lending agreements	296,315	57,732	354,047	0.84%	0.85%
c.	Subject to repurchase agreements	—	—	—	0.00%	0.00%
d.	Subject to reverse repurchase agreements	—	—	—	0.00%	0.00%
e.	Subject to dollar repurchase agreements	288,824	3,071	291,895	0.69%	0.70%
f.	Subject to dollar reverse repurchase agreements	—	—	—	0.00%	0.00%
g.	Placed under option contracts	—	—	—	0.00%	0.00%
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	0.00%	0.00%
i.	FHLB capital stock	26,000	—	26,000	0.06%	0.06%
j.	On deposit with states	12,762	(2,738)	10,024	0.02%	0.02%
k.	On deposit with other regulatory bodies	—	—	—	0.00%	0.00%
l.	Pledged as collateral to FHLB (including assets backing funding agreements)	560,881	334,472	895,353	2.12%	2.15%
m.	Pledged as collateral not captured in other categories	127,078	4,580	131,658	0.31%	0.32%
n.	Other restricted assets - reinsurance	193,921	(2,974)	190,947	0.45%	0.46%

o.	Total Restricted Assets	$1,505,781	$394,143	$1,899,924	4.51%	4.56%

Assets pledged as collateral not captured in other categories includes the following:

Invested assets with a carrying value of $118,131 and $112,833 pledged in conjunction with derivative transactions as of December 31, 2015 and 2014, respectively.

Invested assets with a carrying amount of $13,527 and $14,245 pledged in conjunction with funding agreement transactions as of December 31, 2015 and 2014, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company has receivables as of December 31, 2015 associated with “to-be-announced” (TBA) covered short sales. These receivables have been offset on the balance sheet with dollar repurchase agreement liabilities as the transactions are with the same counterparty. See the following table:

	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
December 31, 2015
Assets:
Receivables for securities	$132,277	$130,726	$1,552

Liabilities:
Borrowed money	$292,560	$130,726	$161,834

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2015	2014	2013
Direct premiums	$3,198,245	$2,940,490	$2,798,362
Reinsurance assumed - non affiliates	94,177	122,228	131,992
Reinsurance assumed - affiliates	405,295	3,939,481	25,047
Reinsurance ceded - non affiliates	(85,971)	(114,182)	(111,838)
Reinsurance ceded - affiliates	(494,431)	(550,690)	(595,995)

Net premiums earned	$3,117,315	$6,337,327	$2,247,568

The Company received reinsurance recoveries in the amount of $516,274, $506,173 and $531,297 during 2015, 2014 and 2013, respectively. At December 31, 2015, 2014 and 2013, estimated amounts recoverable from reinsurers that have been deducted from policy and contract

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

claim reserves totaled $35,726, $40,152 and $44,808, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2015, 2014 and 2013 of $5,886,191, $5,898,031 and $7,101,698, respectively, of which $5,730,729, $5,729,938 and $6,957,086, respectively, were ceded to affiliates.

At December 31, 2015 and 2014, amounts recoverable from unaffiliated unauthorized reinsurers totaled $1,837 and $1,712, respectively, and reserve credits for reinsurance ceded totaled $6,220 and $6,237, respectively. The reinsurers hold collateral under these reinsurance agreements in the form of trust agreements totaling $15,968 and $15,112 at December 31, 2015 and 2014, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate. General account reserves and claim reserves ceded on a coinsurance basis at the time of novation were $102,123 and $927, respectively. Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $1,514,150 and $199,680 respectively. No consideration was paid or received related to the novation. No gain or loss was recognized.

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business. The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established. The general account paid FReC $199,680 for the modified coinsurance reserves and ceded coinsurance reserves of $174,799, resulting in a pre-tax loss of $24,881 due to the treaty amendment which has been included in the Summary of Operations. In addition, FReC placed assets of $277,850 equal to the ceded general account reserves in a funds withheld account, and the Company established a corresponding funds withheld liability of $277,850.

Effective January 1, 2015, the Company recaptured certain variable universal life plans previously reinsured to Global Preferred Re Limited (GPRe), an affiliate, for which the Company paid net consideration of $49,581, recaptured benefit reserves and claim reserves of $7,580 and $1,236, respectively, and recaptured policy loans of $5,396, resulting in a pre-tax loss of $53,000 which has been included in the Summary of Operations.

Effective December 31, 2014, the Company assumed certain stand-alone long-term care policies from TLIC, on a modified coinsurance basis for which the Company received an initial ceding commission and premiums of $350,000 and $3,914,521, respectively, and assumed modified coinsurance reserves of $3,914,521, resulting in a pre-tax gain of $350,000 ($227,500 after-tax) which has been credited directly to unassigned surplus on a net of tax basis.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective December 31, 2014, the Company ceded certain life policies to Harbor View Re Corp. (HVRe), an affiliate, on a coinsurance funds withheld basis for which the Company established a funds withheld liability of $7,931, released policy and claim reserves of $8,893, released other assets of $962, and exchanged no consideration, resulting in no gain or loss.

Effective October 1, 2014, the Company recaptured the business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company received net consideration of $25,000, released the funds withheld liability of $247,660, recaptured policy and claims reserves of $584,719 and recaptured other assets of $15,940, resulting in a pre-tax loss of $296,119, which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $120,832 with a corresponding charge to unassigned surplus.

Subsequently, October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC), an affiliate, for which the Company established a funds withheld liability of $253,658, released policy and claims reserves of $586,648, released other assets of $15,951, and paid consideration of $11,000, resulting in a pre-tax gain of $306,040, ($198,926 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company assumed from TLIC, an affiliate, on a YRT basis the net amount paid in excess of $3,000 on covered level term life insurance policies. The Company received an initial premium of $858 and assumed reserves of $5,684 resulting in a pre-tax loss of $4,826 which has been included in the Statements of Operations.

On July 1, 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $1,167, life and claim reserves recaptured were $3,296, premiums recaptured were $2,004, and claims recaptured were $956, resulting in a pre-tax loss of $1,081, which was included in the Statements of Operations.

During 2015 and 2014, the Company amortized deferred gains from reinsurance transactions occurring prior to 2014 of $98,071 and $79,944, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with Stonebridge Life Insurance Company (SLIC), an affiliate, under which the Company assumed SLIC’s Medicare Supplement business. The Company received policy reserves of $6,987,

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 from SLIC during the last two quarters of the year as regulatory approvals of the assumption agreement were received. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements. SLIC merged into TLIC, an affiliate, effective October 1, 2015, so the reinsurance agreement is now with TLIC.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008. TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance transaction resulted in the Company assuming all liabilities of TLIC arising under these policies. The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,321 and $1,254 of this balance during 2015 and 2014, respectively.

Letters of credit held for all unauthorized reinsurers as of December 31, 2015, 2014 and 2013 were $1,440,113, $1,521,194 and $196,300, respectively.

The Company reinsures a closed block of GMIB, GMDB, and GMWB risks to FReC. The affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements. The risk reinsured to the affiliated reinsurer is retained by the Transamerica group. The risks assumed by FReC are all affiliated variable annuity treaties.

Variable annuity reserves established by FReC are equal to the US GAAP reserve requirements. In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level. The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $274,024 in 2015. The amount of collateral supporting the reserve credits was $271,621 in 2015. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$829,096	$113,031	$942,127
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	829,096	113,031	942,127
Deferred Tax Assets Nonadmitted	336,781	—	336,781

Subtotal (Net Deferred Tax Assets)	492,315	113,031	605,346
Deferred Tax Liabilities	203,198	64,641	267,839

Net Admitted Deferred Tax Assets	$289,117	$48,390	$337,507

	December 31, 2014
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$530,622	$114,294	$644,916
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	530,622	114,294	644,916
Deferred Tax Assets Nonadmitted	323,684	924	324,608

Subtotal (Net Deferred Tax Assets)	206,938	113,370	320,308
Deferred Tax Liabilities	29,645	57,163	86,808

Net Admitted Deferred Tax Assets	$177,293	$56,207	$233,500

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$298,474	$(1,263)	$297,211
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	298,474	(1,263)	297,211
Deferred Tax Assets Nonadmitted	13,097	(924)	12,173

Subtotal (Net Deferred Tax Assets)	285,377	(339)	285,038
Deferred Tax Liabilities	173,553	7,478	181,031

Net Admitted Deferred Tax Assets	$111,824	$(7,817)	$104,007

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2015	2014	Change
Ordinary
Discounting of unpaid losses	$641	$584	$57
Policyholder reserves	397,858	249,055	148,803
Investments	159,998	32,104	127,894
Deferred acquisition costs	206,232	199,577	6,655
Compensation and benefits accrual	576	385	191
Receivables - nonadmitted	58,970	43,825	15,145
Section 197 Intangible Amortization	454	512	(58)
Corporate Provision	70	175	(105)
Other (including items <5% of ordinary tax assets)	4,297	4,405	(108)

Subtotal	829,096	530,622	298,474

Nonadmitted	336,781	323,684	13,097

Admitted ordinary deferred tax assets	492,315	206,938	285,377

Capital:
Investments	113,031	114,293	(1,262)
Other (including items <5% of total capital tax assets)	—	1	(1)

Subtotal	113,031	114,294	(1,263)

Nonadmitted	—	924	(924)

Admitted capital deferred tax assets	113,031	113,370	(339)

Admitted deferred tax assets	$605,346	$320,308	$285,038

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2015	2014	Change
Deferred Tax Liabilities:
Ordinary
Investments	$137,137	$9,976	$127,161
Provision for Contingent Debt	4,270	4,439	(169)
Deferred and uncollected premium	44,761	—	44,761
Reinsurance Ceded	1,402	1,865	(463)
§807(f) adjustment	14,254	12,865	1,389
Separate account adjustments	1,373	—	1,373
Other (including items <5% of total ordinary tax liabilities)	1	500	(499)

Subtotal	203,198	29,645	173,553
Capital
Investments	64,641	57,163	7,478
Subtotal	64,641	57,163	7,478

Deferred tax liabilities	267,839	86,808	181,031

Net deferred tax assets/liabilities	$337,507	$233,500	$104,007

As discussed in Note 1, for the years ended December 31, 2015 and 2014 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2015
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$205,446	$17,106	$222,552
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		76,949	38,006	114,955
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	76,949	38,006	114,955
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	174,970
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		209,920	57,919	267,839

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$492,315	$113,031	$605,346

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

			Ordinary	December 31, 2014 Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$177,293	$23,614	$200,907
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		—	32,593	32,593
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	32,593	32,593
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	231,618
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		29,645	57,163	86,808

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$206,938	$113,370	$320,308

			Ordinary	Change Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$28,153	$(6,508)	$21,645
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		76,949	5,413	82,362
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	76,949	5,413	82,362
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(56,648)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		180,275	756	181,031

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$285,377	$(339)	$285,038

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31
	2015	2014	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	672%	721%	-49%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$1,166,465	$1,535,877	$(369,412)

The impact of tax planning strategies at December 31, 2015 and 2014 was as follows:

	December 31, 2015
	Ordinary Percent	Capital Percent	Total Percent
(% of Total Adjusted Gross DTAs)	0%	82%	10%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	34%	6%

	December 31, 2014
	Ordinary Percent	Capital Percent	Total Percent
(% of Total Adjusted Gross DTAs)	0%	79%	14%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	29%	10%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2015	2014	Change
Current Income Tax

Federal	$(29,748)	$196,140	$(225,888)
Subtotal	(29,748)	196,140	(225,888)

Federal income tax on net capital gains	17,108	4,261	12,847

Federal and foreign income taxes incurred	$(12,640)	$200,401	$(213,041)

	Year Ended December 31
	2014	2013	Change
Current Income Tax

Federal	$196,140	$49,579	$146,561
Subtotal	196,140	49,579	146,561

Federal income tax on net capital gains	4,261	(36,884)	41,145

Federal and foreign income taxes incurred	$200,401	$12,695	$187,706

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2015 or 2014.

The Company made a modification in 2015 to its groupings of DTAs and DTLs (as permitted under SSAP No. 101, Q&A 2.9). Prior to this change, TPLIC had DTAs and DTLs that were netted together within two specific categories of temporary differences. TPLIC determined, in accordance with its practice of recording DTAs and DTLs separately for purposes of application of SSAP No. 101, that it is more appropriate and consistent to present DTAs and DTLs with respect to 1) reserves and deferred and uncollected premiums and 2) bonds and derivatives on certain blocks of business.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2015	2014	2013
Current income taxes incurred	$(12,640)	$200,401	$12,695

Change in deferred income taxes (without tax on unrealized gains and losses)	(105,861)	23,946	4,359

Total income tax reported	$(118,501)	$224,347	$17,054

Income before taxes	$198,070	$558,113	$293,806
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$69,325	$195,340	$102,832

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(13,319)	(10,219)	(16,951)
Tax credits	(43,238)	(8,934)	(19,000)
Tax-exempt Income	(8)	(12)	(19)
Tax adjustment for IMR	(8,634)	(8,667)	(5,719)
Surplus adjustment for in-force ceded	(34,325)	93,779	(27,791)
Nondeductible expenses	382	973	701
Deferred tax benefit on other items in surplus	(78,300)	(26,022)	(5,934)
Provision to return	(2,526)	(3,964)	(226)
Life-owned life insurance	(1,283)	(1,319)	(1,685)
Dividends from certain foreign corporations	448	414	443
Prior period adjustment	(3,325)	—	(8,973)
Pre-tax income of single member limited liability company	(872)	(3,094)	(1,333)
Intercompany Dividends	(7,000)	—	—
Partnership Permanent Adjustment	4,077	—	—
Other	98	(3,928)	709

Total income tax reported	$(118,501)	$224,347	$17,054

The Company’s federal income tax return is consolidated with other affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2015.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2015 and 2014, the Company had no operating loss or tax credit carryforwards available for tax purposes. The Company did not have a capital loss carryforward at December 31, 2015 and 2014.

The Company incurred income taxes during 2015, 2014 and 2013 of $7,492, $189,493, and $9,994, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2015 and 2014 is $1,431 and $782, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,431. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2015, 2014 and 2013 is $64, $54 and $(27), respectively. The total interest payable balance as of December 31, 2015 and 2014 is $141 and $78, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examinations for the years 2005 through 2008 have been completed and resulted in tax return adjustments that have been approved by IRS Appeals. We expect the receivables and payables for those years to be settled in 2016. An examination is in progress for the years 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2015 and 2014.

For the years ended December 31, 2015, 2014 and 2013, premiums for participating life insurance policies were $1,094, $1,142 and $1,185, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,134, $1,255 and $1,259 to policyholders during 2015, 2014 and 2013, respectively, and did not allocate any additional income to such policyholders.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$31,320	$20,565	$—	$51,885	0%
At book value less surrender charge of 5% or more	11,894	—	—	11,894	0
At fair value	4,063	—	17,914,618	17,918,681	69

Total with adjustment or at fair value	47,277	20,565	17,914,618	17,982,460	69
At book value without adjustment (minimal or no charge or adjustment)	3,639,498	—	—	3,639,498	14
Not subject to discretionary withdrawal provision	4,433,305	—	93,166	4,526,471	17

Total annuity reserves and deposit liabilities	8,120,080	20,565	18,007,784	26,148,429	100%

Less reinsurance ceded	3,891,981	—	—	3,891,981

Net annuity reserves and deposit liabilities	$4,228,099	$20,565	$18,007,784	$22,256,448

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$35,274	$21,366	$—	$56,640	0%
At book value less surrender charge of 5% or more	17,307	—	—	17,307	0
At fair value	4,459	—	18,396,004	18,400,463	69

Total with adjustment or at fair value	57,040	21,366	18,396,004	18,474,410	69
At book value without adjustment (minimal or no charge or adjustment)	3,866,498	—	—	3,866,498	14
Not subject to discretionary withdrawal	4,536,818	—	97,284	4,634,102	17

Total annuity reserves and deposit liabilities	8,460,356	21,366	18,493,288	26,975,010	100%

Less reinsurance ceded	3,894,077	—	—	3,894,077

Net annuity reserves and deposit liabilities	$4,566,279	$21,366	$18,493,288	$23,080,933

Included in the liability for deposit-type contracts at December 31, 2015 and 2014 are approximately $50,178 and $51,464, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2015 the contractual maturities were as follows:

Year	Amount
2015	$—
2016	—
2017	—
2018	39,249
2019	—
Thereafter	10,929

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s liability for deposit-type contracts includes GIC’s and Funding Agreements assumed from TLIC, an affiliate. The liabilities assumed are $900,182 and $900,800 at December 31, 2015 and 2014, respectively.

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets and the liabilities of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company are as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2015	$—	$198	$900,198	$900,396

Reserves for separate accounts as of December 31, 2015 with assets at fair value	$—	$20,565	$21,174,797	$21,195,362

Total as of December 31, 2015	$—	$20,565	$21,174,797	$21,195,362

Reserves for separate accounts by withdrawal characteristics as of December 31, 2015:
With fair value adjustment	$—	$20,565	$—	$20,565
At fair value	—	—	21,081,630	21,081,630
Not subject to discretionary withdrawal	—	—	93,167	93,167

Total separate account liabilities at December 31, 2015	$—	$20,565	$21,174,797	$21,195,362

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2014	$—	$90	$888,802	$888,892

Reserves for separate accounts as of December 31, 2014 with assets at fair value	$—	$21,367	$21,868,175	$21,889,542

Total as of December 31, 2014	$—	$21,367	$21,868,175	$21,889,542

Reserves by withdrawal characteristics as of December 31, 2014:
With fair value adjustment	$—	$21,367	$—	$21,367
At fair value	—	—	21,770,891	21,770,891
Not subject to discretionary withdrawal	—	—	97,284	97,284

Total separate account liabilities at December 31, 2014	$—	$21,367	$21,868,175	$21,889,542

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2013	$—	$132	$852,652	$852,784

Reserves for separate accounts as of December 31, 2013 with assets at fair value	$78,682	$20,697	$21,128,673	$21,228,052

Total	$78,682	$20,697	$21,128,673	$21,228,052

Reserves by withdrawal characteristics as of December 31, 2013:
With fair value adjustment	$78,682	$20,697	$—	$99,379
At fair value	—	—	21,041,179	21,041,179
Not subject to discretionary withdrawal	—	—	87,494	87,494

Total separate account liabilities at December 31, 2013	$78,682	$20,697	$21,128,673	$21,228,052

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2015	2014	2013
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$907,989	$889,269	$852,927
Transfers from separate accounts	(1,381,485)	(1,351,592)	(1,621,705)

Net transfers from separate accounts	(473,496)	(462,323)	(768,778)
Miscellaneous reconciling adjustments	245,172	166,002	175,178

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$(228,324)	$(296,321)	$(593,600)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2015 and 2014, the Company’s separate account statement included legally insulated assets of $21,319,634 and $22,028,872, respectively. The assets legally insulated from general account claims at December 31, 2015 and 2014 are attributed to the following products:

	2015	2014
Group annuities	$2,174,583	$2,088,591
Variable annuities	$15,845,604	16,388,193
Variable universal life	$379,720	426,037
Variable life	$2,887,049	3,090,035
Modified separate account	$21,804	23,066
WRL asset accumulator	$10,873	12,950

Total separate account assets	$21,319,633	$22,028,872

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2015 and 2014, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Gross Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2015
Minimum guaranteed death benefit	$9,044,951	$21,962	$14,416
Minimum guaranteed income benefit	650,495	78,296	70,325
Minimum guaranteed withdrawal benefit	676,512	—	—

December 31, 2014
Minimum guaranteed death benefit	$8,899,283	$30,258	$17,797
Minimum guaranteed income benefit	1,475,658	103,434	91,014
Minimum guaranteed withdrawal benefit	802,020	—	—

The Company offers variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities of $444,599 and $329,659, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $12,368, $12,979, $11,161, $11,032, and $11,550 to the general account in 2015, 2014, 2013, 2012, and 2011, respectively. During the years ended December 31, 2015, 2014, 2013, 2012 and 2011, the general account of the Company had paid $43,256, $2,698, $12,453, $12,482, and $13,588, respectively, toward separate account guarantees.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policies’ next anniversary date. At December 31, 2015 and 2014, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary direct first-year business	$13,984	$11,667	$2,317
Ordinary direct renewal business	182,599	41,472	141,127
Group life direct business	10,761	3,027	7,734
Credit direct business	210	—	210
Reinsurance ceded	(23,339)	—	(23,339)

	$184,215	$56,166	$128,049
Accident and health	66,918	—	66,918

	$251,133	$56,166	$194,967

	Gross	Loading	Net
December 31, 2014
Life and annuity:
Ordinary direct first-year business	$12,053	$8,626	$3,427
Ordinary direct renewal business	191,187	45,312	145,875
Group life direct business	11,763	2,936	8,827
Credit direct business	405	—	405
Reinsurance ceded	(24,402)	—	(24,402)

Total life and annuity	191,006	56,874	134,132
Accident and health	64,805	—	64,805

	$255,811	$56,874	$198,937

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2015 and 2014, the Company had no premium deficiency reserve.

At December 31, 2015 and 2014, the Company had insurance in force aggregating $6,931,222 and $6,058,424, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $76,132 and $64,109 to cover these deficiencies at December 31, 2015 and 2014, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2015 and 2014 was $5,094 and $2,931, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. As of December 31, 2015 and 2014, the Company has recorded a liability of $0 for the amount it has been assessed to fund the transitional reinsurance program.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $234,856 without the prior approval of insurance regulatory authorities in 2016.

On December 22, 2015, the Company paid cash return of capital of $200,000 to its parent company, CGC. On December 29, 2014, the Company paid common stock dividends of $50,000 to its parent company, CGC. On December 23, 2013, the Company paid common stock dividends of $50,000 to its parent company, TA Corp. The Company paid an ordinary common stock dividend of $118,422 and $16,578 to its parent companies, CGC and TA Corp, respectively, on December 26, 2013.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company received dividends of $20,000 from its subsidiary, World Financial Group Insurance Agency, Inc., on December 31, 2015. The Company received dividends of $15,400 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc, respectively, on December 31, 2014.

The Company received dividends of $13,090 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc., respectively, during 2013.

The Company paid a capital contribution of $368 to its subsidiary, AEGON Direct Marketing Services, Inc., on December 31, 2013. The Company reported a contribution receivable from parent companies of $135,000 at December 31, 2013. Capital contributions of $118,422 and $16,578 were received from CGC and TA Corp, respectively, on February 13, 2014.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2015, the Company meets the minimum RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote.

The Company’s surplus notes are held by CGC and TA Corp. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Additional information related to the surplus notes at December 31, 2015 and 2014 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2015
CGC	$102,734	$6,164	$74,023	$514
TA Corp	57,266	3,436	31,790	286

Total	$160,000	$9,600	$105,813	$800

2014
CGC	$102,734	$6,164	$67,859	$514
TA Corp	57,266	3,436	28,354	286

Total	$160,000	$9,600	$96,213	$800

On January 1, 2015, the Company was subject to an annual fee under Section 9010 of the ACA. This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2015. As of December 31, 2015, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2016, and estimates their portion of the annual health insurance industry fee to be payable on September 30, 2016 to be $2,158.

	Year Ended December 31,
	2015	2014
ACA fee assessment payable for the upcoming year	$2,158	$2,573
ACA fee assessment paid	1,972	1,705
Premium written subject to ACA 9010 assessment	112,723	124,201
Total adjusted capital before surplus adjustment	1,779,149	2,023,084
Total adjusted capital after surplus adjustment	1,776,991	2,020,511
Authorized control level after surplus adjustment	214,505	203,403

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2015 and 2014, respectively, securities in the amount of $316,319 and $285,183 were on loan under securities lending agreements as part of this program. At December 31, 2015, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $354,051 and $296,291 at December 31, 2015 and 2014, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$354,047
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	354,047

Securities received	—

Total collateral received	$354,047

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$69,828	$69,828
30 days or less	139,305	139,305
31 to 60 days	61,586	61,586
61 to 90 days	14,827	14,827
91 to 120 days	52,000	52,000
121 to 180 days	16,505	16,505
181 to 365 days	—	—
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	—	—

Total	354,051	354,051

Securities received	—	—

Total collateral reinvested	$354,051	$354,051

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $354,134 (fair value of $354,051) that are currently tradable securities that could be sold and used to pay for the $354,047 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $4,715, $4,602 and $4,801, for the years ended December 31, 2015, 2014 and 2013, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $1,616, $1,368 and $1,479, for the years ended December 31, 2015, 2014 and 2013, respectively.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, TA Corp has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2015, 2014 and 2013 was insignificant. TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $1,089, $1,337 and $1,363 related to these plans for the years ended December 31, 2015, 2014 and 2013, respectively.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $404.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between TA Corp companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The amount received by the Company as a result of being a party to these agreements was $79,111, $66,670 and $54,403 during 2015, 2014 and 2013, respectively. The amount paid as a result of being a party to these agreements was $296,093, $189,982 and $111,597 during 2015, 2014 and 2013, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $42, $50 and $61 for the years ended December 31, 2015, 2014 and 2013, respectively.

At December 31, 2015 and 2014, the Company reported a net amount of $(83,509) and $80,051 (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2015, 2014 and 2013, the Company (paid)/received net interest of $(120), $2 and $34, respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $23,447, $26,057 and $25,437 for these services during 2015, 2014 and 2013, respectively.

At December 31, 2015, the Company had short-term intercompany notes receivable of $252,700 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$9,200	July 16, 2016	0.16%
TA Corp	17,000	July 20, 2016	0.16%
TA Corp	200,000	July 28, 2016	0.16%
TA Corp	26,500	October 27, 2016	0.25%

The Company had no short-term notes receivable at December 31, 2014.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2015 and 2014, the cash surrender value of these policies was $83,231 and $81,285, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. As discussed in Note 6 - Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $167,132 and $165,018 at December 31, 2015 and 2014, respectively.

The aggregate balance sheet value for all subsidiary, controlled and affiliated (SCA) investments, except SCA insurance entities, are as follows:

SCA Description	Gross Amount	Nonadmitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing	NAIC Response Received	NAIC Valuation	NAIC Disallowed Entity’s Valuation Method, Resubmission Required
Transamerica Asset Management	$47,547	$—	$47,547	12/18/2015	Sub-2	Yes	$35,135	No
Real Estate Alternatives Portfolio 3A Inc.	$14,063	$—	$14,063	3/1/2016	Sub-2	Yes	$15,169	No

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the year ended December 31, 2015 is as follows:

					Total Direct
Name and Address of Managing			Types of	Types of	Premiums
General Agent or Third-Party		Exclusive	Business	Authority	Written/
Administrator	FEIN	Contract	Written	Granted	Produced By
The Vanguard Group, Inc.	23-1945930	No	Deferred and Income	C, B, P, U	$618,587
100 Vanguard Blvd.			Annuities
Malvern, PA 19355

Gallagher Bollinger, Inc.	22-0781130	No	Group A&H, Life	C, CA, P, U	41,103
101 JFK Parkway
Short Hills, NJ 07078

Affinion Group	20-0641090	No	AD&D	P	146,339
6 High Ridge Park
Stamford, CT 06905

All Other TPA Premiums					154

Total					$806,183

C-	Claims Payment
CA-	Claims Adjustment
B-	Binding Authority
P-	Premium Collection
U-	Underwriting

For years ended December 31, 2015, 2014 and 2013, the Company had $618,587, $576,577, $522,058, respectively, of direct premiums written by The Vanguard Group, Inc. For years ended December 31, 2015, 2014 and 2013, the Company had $41,103, $76,351, $91,233, respectively, of direct premiums written by Gallagher Bollinger, Inc. For the year ended December 31, 2015, the Company had $146,339 of direct premiums written by Affinion Group. For years ended December 31, 2015, 2014 and 2013, the Company had $154, $131, $184, respectively, of direct premiums written by all other managing general agents.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $51,810,312 and $55,355,009 as of December 31, 2015 and 2014, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $62 and $112 at December 31, 2015 and 2014, respectively

At December 31, 2015 and 2014, the Company has mortgage loan commitments of $6,735 and $13,365, respectively.

The Company has contingent commitments of $124,992 and $44,764 at December 31, 2015 and 2014, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $117 and $1,337, respectively.

At December 31, 2015 and 2014, the Company has private placement commitments outstanding of $0 and $21,000 respectively.

The Company sold $130,726 securities on a TBA basis as of December 31, 2015. The receivable related to these TBA was reclassed. Note 5. Investments provides details on the offsetting and netting of assets and liabilities related to this transaction. The Company had no securities acquired (sold) on a TBA basis as of December 31, 2014.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2015 and 2014, the Company has pledged invested assets with a carrying value of $118,131 and $15,844, respectively, and fair value of $130,955 and $17,924, respectively, in conjunction with these transactions.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2015 and 2014, respectively, was $309,456 and $222,379.

In addition, securities in the amount of $154,398 and $144,019 were posted to the Company as of December 31, 2015 and 2014, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2015 and 2014, the Company has pledged invested assets with a carrying amount of $13,527 and $14,245 respectively, and fair value of $14,293 and $14,601 respectively, in conjunction with these transactions.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third-party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the LIHTC partnerships. Guarantee payments arise if LIHTC partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In accordance with SSAP No. 5R, the Company did not recognize a liability for the LIHTC since the amount is considered immaterial to the Company’s financial results. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $72 and $120 at December 31, 2015 and 2014, respectively. No payments are required as of December 31, 2015. The current assessment of risk of making payments under these guarantees is remote.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2015 and 2014:

	December 31
	2015	2014
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$72	$120

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	—	—
Other	72	120

Total impact if action required	$72	$120

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to improve spread lending liquidity. The Company has determined the actual/estimated maximum borrowing capacity as $1,474,685. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2015 and 2014, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2015	2014
Membership Stock:
Class A	$—	$—
Class B	10,000	10,000
Activity Stock	16,000	16,000
Excess Stock	—	—

Total	$26,000	$26,000

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2015, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000

Total	$—	$—	$—	$—

At December 31, 2015 and 2014, the amount of collateral pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2015
Total Collateral Pledged	$925,622	$895,353

	Fair Value	Carry Value
December 31, 2014
Total Collateral Pledged	$598,820	$560,881

At December 31, 2015 and 2014, the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2015
Maximum Collateral Pledged	$954,381	$898,749

	Fair Value	Carry Value
December 31, 2014
Maximum Collateral Pledged	$627,101	$587,829

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2015 and 2014, the borrowings from the FHLB were as follows:

	General Account	Funding Agreements Reserves Established
December 31, 2015

Debt	$—	$—
Funding agreements	400,000	—
Other	—	—

Total	$400,000	$—

	General Account	Funding Agreements Reserves Established
December 31, 2014

Debt	$—	$—
Funding agreements	400,000	—
Other	—	—

Total	$400,000	$—

At December 31, 2015, the maximum amount of borrowings during reporting period was as follows:

General Account
December 31, 2015

Debt	$—
Funding agreements	400,000
Other	—

Total	$400,000

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2015 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	N/A
Funding Agreements	No
Other	N/A

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2015 for the total payout block is $2,308,687. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2015 and 2014, the Company’s reserves related to this matter were $15,021 and $23,392, respectively. Also, various major insurers in the U.S. have entered into settlements with insurance regulators recently regarding claims settlement practices. Certain examinations are still ongoing.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $2,461 and $2,494 and an offsetting premium tax benefit of $1,230 and $1,027 at December 31, 2015 and 2014, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $689, $1,066 and 1,242, at December 31, 2015, 2014 and 2013, respectively.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

Municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. At December 31, 2015 and 2014, the Company had no recorded liabilities for municipal repurchase agreements.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2015 and 2014, the Company had dollar repurchase agreements outstanding in the amount of $291,895 and $288,648, respectively. The Company had an outstanding liability for borrowed money in the amount $161,834 and $290,995, which included accrued interest of $851 and $899, at December 31, 2015 and 2014, respectively due to participation in dollar repurchase agreements.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of dollar repurchase agreements are as follows:

Fair Value
Open	$160,983
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	160,983

Securities received	—

Total collateral received	$160,983

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2015 and reacquired within 30 days of the sale date.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2015 through April 26, 2016.

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON US Holding Corp	13-3350744
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Distribution Corporation (FKA Transamerica Retirement Solutions)	47-4460403
AUSA Holding Company	52-1549874
AUSA Properties Inc	27-1275705
Clark Investment Strategies Inc	38-3768457
Clark Securities Inc	95-4295824
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRG Insurance Agency Inc	95-4123166
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (Continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Pyramid Insurance Company LTD	98-0087891
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Life Insurance Company	03-0164230
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
The RCC Group Inc	13-3695273
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (Continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Holdings Inc	94-2873401
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Retirement Advisors, Inc	45-2892702
Transamerica Retirement Insurance Agency, Inc	46-2720367
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis

Financial Statement Schedule

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2015

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$669,676	$726,899	$672,651
States, municipalities and political subdivisions	479,744	506,433	479,695
Foreign governments	224,105	236,408	224,105
Hybrid securities	376,278	331,012	376,146
All other corporate bonds	12,745,103	13,456,345	12,718,775
Preferred stocks	6,428	5,579	6,428

Total fixed maturities	14,501,334	15,262,676	14,477,800

Equity securities
Common stocks:
Industrial, miscellaneous and all other	26,652	50,528	50,528

Total equity securities	26,652	50,528	50,528

Mortgage loans on real estate	1,687,756		1,687,756
Real estate	227,311		227,311
Policy loans	925,179		925,179
Other long-term investments	271,647		271,647
Receivable for Securities	1,552		1,552
Securities Lending	354,051		354,051
Cash, cash equivalents and short-term investments	630,473		630,473

Total investments	$18,625,955		$18,626,297

(1)	Original cost of equity securities and as to fixed maturities, original cost reduced by repayments and OTTI, as applicable, and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government, state, municipal and political, hybrid and corporate bonds of $48,493 are held at fair value rather than amortized cost due to having and NAIC 6 rating. A preferred stock security is held at its fair value of $136 rather than amortized cost due to having an NAIC 6 rating.

Transamerica Premier Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2015
Individual life	$7,342,263	$—	$115,608	$1,173,427	$363,846	$872,269	$799,628
Individual health	874,366	30,940	57,676	530,294	41,145	524,184	237,922
Group life and health	635,765	19,430	92,704	636,321	31,081	353,653	211,968
Annuity	3,363,955	—	676	778,135	330,277	949,835	(34,630)
Other	—	—	—	—	74,485	—	—

	$12,216,349	$50,370	$266,664	$3,118,177	$840,834	$2,699,941	$1,214,888

Year ended December 31, 2014
Individual life	$6,956,487	$—	$130,400	$950,127	$372,068	$718,488	$648,770
Individual health	545,640	23,215	40,888	4,065,711	43,818	(13,748)	3,855,616
Group life and health	662,343	31,956	102,266	566,324	35,156	313,348	269,914
Annuity	3,660,269	—	941	755,164	374,929	1,222,721	(155,769)

	$11,824,739	$55,171	$274,495	$6,337,326	$825,971	$2,240,809	$4,618,531

Year ended December 31, 2013
Individual life	$6,713,309	$—	$130,184	$916,673	$354,505	$813,697	$646,392
Individual health	616,993	24,181	43,741	163,907	30,895	221,766	83,668
Group life and health	685,630	30,939	88,578	452,609	36,268	283,405	180,142
Annuity	3,815,167	—	710	714,379	400,151	1,316,276	(511,961)

	$11,831,099	$55,120	$263,213	$2,247,568	$821,819	$2,635,144	$398,241

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Premier Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2015
Life insurance in force	$199,150,576	$77,398,265	$5,030,659	$126,782,970	4%

Premiums:
Individual life	$1,629,401	$464,671	$8,697	$1,173,427	1%
Individual health	145,438	4,720	388,714	529,432	73%
Group life and health	630,126	77,888	84,084	636,322	13%
Annuity	793,281	33,124	17,978	778,135	2%

	$3,198,246	$580,403	$499,473	$3,117,316	16%

Year ended December 31, 2014
Life insurance in force	$184,738,794	$84,926,052	$5,804,983	$105,617,725	5%

Premiums:
Individual life	$1,468,449	$532,051	$13,729	$950,127	1%
Individual health	109,110	6,436	3,963,037	4,065,711	97%
Group life and health	594,400	90,136	62,059	566,323	11%
Annuity	768,531	36,250	22,884	755,165	3%

	$2,940,490	$664,873	$4,061,709	$6,337,326	64%

Year ended December 31, 2013
Life insurance in force	$179,192,720	$92,104,550	$3,588,743	$90,676,913	4%

Premiums:
Individual life	$1,461,159	$555,312	$10,826	$916,673	1%
Individual health	116,968	8,564	55,503	163,907	34%
Group life and health	489,347	101,641	64,902	452,608	14%
Annuity	730,888	42,317	25,808	714,379	4%

	$2,798,362	$707,834	$157,039	$2,247,567	7%

FINANCIAL STATEMENTS

Transamerica Premier Life Insurance Company

Separate Account VA CC

Years Ended December 31, 2015 and 2014

Transamerica Premier Life Insurance Company

Separate Account VA CC

Financial Statements

Years Ended December 31, 2015 and 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contract Owners of

Separate Account VA CC of

Transamerica Premier Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Separate Account VA CC (the “Separate Account”) sponsored by Transamerica Premier Life Insurance Company at December 31, 2015, the results of its operations for each of the periods indicated and the changes in its net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodians, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 26, 2016

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2015

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/ from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Global Thematic Growth Class B Shares	1,052.065	$12,629	$22,840	$4	$22,844	21,883	$0.947889	$1.533951
AB Growth Class B Shares	4,378.393	93,762	130,038	6	130,044	72,208	1.658658	2.092264
AB Large Cap Growth Class B Shares	785.049	26,249	37,502	11	37,513	20,716	1.573375	2.344856
Calvert VP EAFE International Index Class I Shares	20,555.261	1,488,998	1,580,083	(2)	1,580,081	1,379,151	1.129184	1.167868
Calvert VP SRI Balanced	1,307,675.455	2,456,421	2,608,813	—	2,608,813	82,381	30.634539	35.093814
Calvert VP SRI Mid Cap Growth	152,402.274	4,806,606	4,727,519	8	4,727,527	104,488	42.304837	48.432357
Columbia - Mid Cap Growth Class 2 Shares	8,520.970	139,798	172,379	—	172,379	128,486	1.307267	1.344212
Columbia - Seligman Global Technology Class 2 Shares	5,034.161	110,916	135,822	3	135,825	61,370	1.969098	2.823564
Columbia - Small Company Growth Class 1 Shares	81,726.943	1,111,449	1,377,099	(10)	1,377,089	486,498	1.719713	24.018219
DFA VA Global Bond	7,681,122.707	83,919,050	81,880,768	133	81,880,901	51,628,244	1.248722	25.180923
DFA VA International Small	4,016,790.094	40,454,624	44,465,866	(33)	44,465,833	14,749,115	1.748941	32.032725
DFA VA International Value	5,225,803.386	60,998,430	55,132,226	(84)	55,132,142	26,917,914	1.266738	27.924043
DFA VA Short-Term Fixed	6,168,250.810	63,159,887	62,731,111	7	62,731,118	49,486,777	1.044836	15.855813
DFA VA U.S. Large Value	4,641,096.490	79,335,365	95,885,053	(75)	95,884,978	38,632,971	1.822888	53.815637
DFA VA U.S. Targeted Value	4,008,708.604	49,528,894	63,497,944	(3)	63,497,941	23,124,974	1.738538	65.797180
Dreyfus Socially Responsible Growth Initial Shares	49,517.308	1,567,799	1,909,387	1	1,909,388	53,807	32.190971	38.486967
Dreyfus Socially Responsible Growth Service Shares	5,876.775	156,965	224,434	—	224,434	130,025	1.360103	1.975669
Dreyfus VIF Appreciation Service Shares	1,565.741	45,286	70,396	5	70,401	40,417	1.558903	1.872026
Dreyfus VIF Growth and Income Initial Shares	33,818.616	724,548	1,013,882	(2)	1,013,880	25,204	39.227686	45.831382
Dreyfus VIF Quality Bond Initial Shares	17,914.320	202,670	209,956	(7)	209,949	9,166	22.600647	26.282209
Federated Fund for U.S. Government Securities II	555,275.617	6,257,545	6,041,399	3	6,041,402	3,350,195	1.390943	22.568548
Federated High Income Bond II Primary Shares	1,056,775.262	7,250,375	6,721,091	4	6,721,095	2,675,294	2.003126	30.654718
Federated Managed Tail Risk II Primary Shares	213,970.522	1,264,633	1,093,389	17	1,093,406	939,058	1.121117	1.190912
Federated Managed Volatility II	135,342.364	1,364,296	1,257,331	(6)	1,257,325	595,282	1.341085	26.116458
Federated Prime Money II	38,001,102.359	38,001,102	38,001,102	124	38,001,226	33,095,766	0.960729	14.552514
Fidelity® VIP Asset Manager Initial Class	43,218.810	640,492	681,128	—	681,128	23,911	28.260268	32.700571
Fidelity® VIP Contrafund® Initial Class	328,837.933	9,375,264	11,154,183	(37)	11,154,146	6,405,722	1.610932	1.781214
Fidelity® VIP Equity-Income Initial Class	66,051.577	1,480,020	1,351,415	(1)	1,351,414	36,305	37.129988	42.772667
Fidelity® VIP Government Money Market Initial Class	3,076,113.490	3,076,113	3,076,113	(8)	3,076,105	207,865	13.512912	15.321215
Fidelity® VIP Growth Initial Class	24,884.543	928,911	1,636,159	—	1,636,159	36,692	44.274530	52.694308
Fidelity® VIP Mid Cap Initial Class	58,506.896	1,982,011	1,910,250	2	1,910,252	677,587	2.519255	2.844003
Fidelity® VIP Value Strategies Initial Class	89,399.043	977,099	1,299,862	8	1,299,870	646,723	1.813831	2.047675
NVIT Developing Markets Class II Shares	571,532.943	3,498,767	2,754,789	18	2,754,807	1,377,198	1.599260	15.893218
T. Rowe Price Equity Income Service Class	40,339.472	854,599	1,081,501	—	1,081,501	24,640	43.892138	50.765958
T. Rowe Price International Stock	30,774.065	434,595	451,456	(1)	451,455	24,879	18.014791	20.744531
T. Rowe Price New America Growth	54,271.091	1,137,356	1,324,757	—	1,324,757	27,541	48.013407	53.456662
TA Aegon Money Market Initial Class	1,941,805.050	1,941,805	1,941,805	(3)	1,941,802	1,983,920	0.968277	0.981761
TA Asset Allocation - Conservative Initial Class	110,476.654	1,181,936	1,121,338	3	1,121,341	664,307	1.563995	1.790555
TA Asset Allocation - Growth Initial Class	114,137.604	1,319,157	1,247,524	12	1,247,536	671,967	1.674738	1.917353
TA Asset Allocation - Moderate Initial Class	156,783.582	1,844,984	1,759,112	(1)	1,759,111	999,784	1.645423	1.883780
TA Asset Allocation - Moderate Growth Initial Class	121,060.718	1,501,867	1,447,886	(11)	1,447,875	799,197	1.675562	1.918275
TA Barrow Hanley Dividend Focused Initial Class	190,220.450	3,236,096	3,817,724	4	3,817,728	2,268,530	1.626643	1.733420

See accompanying notes.

2

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2015

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/ from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Clarion Global Real Estate Securities Initial Class	276,718.296	$3,214,223	$3,428,540	$(8)	$3,428,532	1,085,362	$2.378959	$40.454956
TA JPMorgan Enhanced Index Initial Class	313,980.778	4,535,653	5,315,695	1	5,315,696	1,500,275	1.677264	24.170848
TA Managed Risk - Balanced ETF Initial Class	56,976.766	662,947	633,012	(8)	633,004	484,242	1.209331	1.309666
TA Managed Risk - Growth ETF Initial Class	80,754.874	841,985	759,903	—	759,903	584,889	1.205744	1.305774
TA MFS International Equity Initial Class	206,095.184	1,314,673	1,661,127	3	1,661,130	898,261	1.630678	1.872158
TA Morgan Stanley Capital Growth Initial Class	3,311.515	36,854	53,084	(4)	53,080	24,020	2.131543	2.494926
TA Morgan Stanley Mid-Cap Growth Initial Class	31,011.825	954,193	879,185	7	879,192	510,426	1.438040	2.282451
TA Multi-Managed Balanced Initial Class	207,098.226	2,693,668	2,715,058	(10)	2,715,048	1,626,788	1.601426	1.698702
TA PIMCO Total Return Initial Class	3,025,937.340	35,625,691	33,618,164	(16)	33,618,148	19,665,800	1.545174	1.768920
TA Systematic Small/Mid Cap Value Initial Class	136,686.190	2,794,333	2,618,907	(9)	2,618,898	656,168	1.682224	58.800822
TA T. Rowe Price Small Cap Initial Class	546,235.226	7,192,386	7,565,358	47	7,565,405	3,518,331	1.980310	2.189730
TA TS&W International Equity Initial Class	99,097.897	1,158,371	1,208,994	(8)	1,208,986	516,046	1.480203	16.334007
TA WMC US Growth Initial Class	186,072.287	4,337,056	4,411,774	12	4,411,786	2,106,978	1.871641	2.184083
Vanguard® Equity Index	1,908,111.392	52,253,805	63,444,704	74	63,444,778	28,892,435	1.973713	2.259617
Vanguard® International	826,622.129	17,623,938	16,367,118	20	16,367,138	14,648,283	1.027564	1.124515
Vanguard® Mid-Cap Index	952,803.979	15,805,241	19,780,211	(30)	19,780,181	7,159,289	2.510067	2.873744
Vanguard® REIT Index	1,948,392.196	21,260,452	26,829,361	(72)	26,829,289	8,397,497	2.863982	3.490585
Vanguard® Short-Term Investment Grade	5,121,409.594	54,595,378	54,030,871	(131)	54,030,740	37,730,257	1.301869	1.490451
Vanguard® Total Bond Market Index	5,232,427.197	62,261,196	61,690,317	78	61,690,395	38,363,531	1.467269	1.679724
Wanger International	228,514.063	7,165,027	6,014,490	(5)	6,014,485	1,827,563	2.721686	74.761839
Wanger USA	179,353.604	5,654,658	5,694,477	(3)	5,694,474	1,760,706	2.357700	68.174478
WFVT Discovery Class 2 Shares	—	—	—	—	—	—	53.817109	61.070367
WFVT Small Cap Value Class 2 Shares	143,801.898	1,414,000	1,429,391	6	1,429,397	729,139	1.521056	19.570712

See accompanying notes.

3

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	AB Global Thematic Growth Class B Shares Subaccount	AB Growth Class B Shares Subaccount	AB Large Cap Growth Class B Shares Subaccount	Calvert VP EAFE International Index Class I Shares Subaccount	Calvert VP SRI Balanced Subaccount

Net Assets as of January 1, 2014:	$22,890	$117,653	$42,981	$2,566,485	$3,158,876

Investment Income:
Reinvested Dividends	—	—	—	52,578	48,619
Investment Expense:
Mortality and Expense Risk and Administrative Charges	217	1,221	378	24,715	39,249

Net Investment Income (Loss)	(217)	(1,221)	(378)	27,863	9,370

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	2,373	—	—	212,536
Realized Gain (Loss) on Investments	313	1,955	278	78,123	59,203

Net Realized Capital Gains (Losses) on Investments	313	4,328	278	78,123	271,739
Net Change in Unrealized Appreciation (Depreciation)	772	10,438	5,576	(269,124)	(31,039)

Net Gain (Loss) on Investment	1,085	14,766	5,854	(191,001)	240,700

Net Increase (Decrease) in Net Assets Resulting from Operations	868	13,545	5,476	(163,138)	250,070

Increase (Decrease) in Net Assets from Contract Transactions	(664)	(4,180)	(487)	(430,292)	(315,748)

Total Increase (Decrease) in Net Assets	204	9,365	4,989	(593,430)	(65,678)

Net Assets as of December 31, 2014:	$23,094	$127,018	$47,970	$1,973,055	$3,093,198

Investment Income:
Reinvested Dividends	—	—	—	4,203	3,161
Investment Expense:
Mortality and Expense Risk and Administrative Charges	217	1,324	286	20,053	35,128

Net Investment Income (Loss)	(217)	(1,324)	(286)	(15,850)	(31,967)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	23,912	3,358	—	11,367
Realized Gain (Loss) on Investments	345	3,144	8,120	44,853	53,580

Net Realized Capital Gains (Losses) on Investments	345	27,056	11,478	44,853	64,947
Net Change in Unrealized Appreciation (Depreciation)	280	(16,075)	(6,798)	(61,699)	(124,712)

Net Gain (Loss) on Investment	625	10,981	4,680	(16,846)	(59,765)

Net Increase (Decrease) in Net Assets Resulting from Operations	408	9,657	4,394	(32,696)	(91,732)

Increase (Decrease) in Net Assets from Contract Transactions	(658)	(6,631)	(14,851)	(360,278)	(392,653)

Total Increase (Decrease) in Net Assets	(250)	3,026	(10,457)	(392,974)	(484,385)

Net Assets as of December 31, 2015:	$22,844	$130,044	$37,513	$1,580,081	$2,608,813

See Accompanying Notes.

(1)	See Footnote 1

4

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	Calvert VP SRI Mid Cap Growth Subaccount	Columbia - Mid Cap Growth Class 2 Shares Subaccount	Columbia - Seligman Global Technology Class 2 Shares Subaccount	Columbia - Small Company Growth Class 1 Shares Subaccount	DFA VA Global Bond Subaccount

Net Assets as of January 1, 2014:	$5,667,178	$137,804	$150,163	$1,639,898	$91,941,193

Investment Income:
Reinvested Dividends	—	—	—	—	1,883,705
Investment Expense:
Mortality and Expense Risk and Administrative Charges	57,670	790	1,426	9,940	581,783

Net Investment Income (Loss)	(57,670)	(790)	(1,426)	(9,940)	1,301,922

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	991,405	—	13,601	25,793	140,282
Realized Gain (Loss) on Investments	212,422	7,255	8,135	80,876	(192,682)

Net Realized Capital Gains (Losses) on Investments	1,203,827	7,255	21,736	106,669	(52,400)
Net Change in Unrealized Appreciation (Depreciation)	(793,598)	1,777	13,773	(184,685)	755,006

Net Gain (Loss) on Investment	410,229	9,032	35,509	(78,016)	702,606

Net Increase (Decrease) in Net Assets Resulting from Operations	352,559	8,242	34,083	(87,956)	2,004,528

Increase (Decrease) in Net Assets from Contract Transactions	(842,096)	(12,701)	(30,658)	(191,429)	(4,626,681)

Total Increase (Decrease) in Net Assets	(489,537)	(4,459)	3,425	(279,385)	(2,622,153)

Net Assets as of December 31, 2014:	$5,177,641	$133,345	$153,588	$1,360,513	$89,319,040

Investment Income:
Reinvested Dividends	—	—	—	—	1,284,768
Investment Expense:
Mortality and Expense Risk and Administrative Charges	57,378	956	1,243	9,166	554,665

Net Investment Income (Loss)	(57,378)	(956)	(1,243)	(9,166)	730,103

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	159,713	—	21,183	64,521	341,786
Realized Gain (Loss) on Investments	55,981	533	11,002	91,207	(191,070)

Net Realized Capital Gains (Losses) on Investments	215,694	533	32,185	155,728	150,716
Net Change in Unrealized Appreciation (Depreciation)	(357,378)	7,101	(17,824)	(101,516)	(70,281)

Net Gain (Loss) on Investment	(141,684)	7,634	14,361	54,212	80,435

Net Increase (Decrease) in Net Assets Resulting from Operations	(199,062)	6,678	13,118	45,046	810,538

Increase (Decrease) in Net Assets from Contract Transactions	(251,052)	32,356	(30,881)	(28,470)	(8,248,677)

Total Increase (Decrease) in Net Assets	(450,114)	39,034	(17,763)	16,576	(7,438,139)

Net Assets as of December 31, 2015:	$4,727,527	$172,379	$135,825	$1,377,089	$81,880,901

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	DFA VA International Small Subaccount	DFA VA International Value Subaccount	DFA VA Short-Term Fixed Subaccount	DFA VA U.S. Large Value Subaccount	DFA VA U.S. Targeted Value Subaccount

Net Assets as of January 1, 2014:	$63,092,518	$75,307,549	$79,692,472	$122,029,523	$86,172,777

Investment Income:
Reinvested Dividends	1,156,915	2,629,278	138,026	2,104,742	703,241
Investment Expense:
Mortality and Expense Risk and Administrative Charges	383,003	447,128	503,092	736,718	510,010

Net Investment Income (Loss)	773,912	2,182,150	(365,066)	1,368,024	193,231

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,158,614	—	41,538	2,100,992	3,717,586
Realized Gain (Loss) on Investments	2,744,113	1,507,967	(65,383)	7,373,256	7,542,395

Net Realized Capital Gains (Losses) on Investments	3,902,727	1,507,967	(23,845)	9,474,248	11,259,981
Net Change in Unrealized Appreciation (Depreciation)	(8,217,832)	(9,032,749)	6,829	(1,297,518)	(9,068,190)

Net Gain (Loss) on Investment	(4,315,105)	(7,524,782)	(17,016)	8,176,730	2,191,791

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,541,193)	(5,342,632)	(382,082)	9,544,754	2,385,022

Increase (Decrease) in Net Assets from Contract Transactions	(7,016,708)	(5,454,437)	(5,700,633)	(13,518,806)	(13,447,659)

Total Increase (Decrease) in Net Assets	(10,557,901)	(10,797,069)	(6,082,715)	(3,974,052)	(11,062,637)

Net Assets as of December 31, 2014:	$52,534,617	$64,510,480	$73,609,757	$118,055,471	$75,110,140

Investment Income:
Reinvested Dividends	927,722	1,794,182	191,707	2,057,390	865,631
Investment Expense:
Mortality and Expense Risk and Administrative Charges	316,407	398,238	449,246	665,701	449,922

Net Investment Income (Loss)	611,315	1,395,944	(257,539)	1,391,689	415,709

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,435,119	—	58,599	4,574,566	4,491,374
Realized Gain (Loss) on Investments	2,634,247	397,938	(84,093)	8,639,903	5,468,314

Net Realized Capital Gains (Losses) on Investments	4,069,366	397,938	(25,494)	13,214,469	9,959,688
Net Change in Unrealized Appreciation (Depreciation)	(1,814,132)	(6,096,947)	56,445	(18,635,617)	(14,367,470)

Net Gain (Loss) on Investment	2,255,234	(5,699,009)	30,951	(5,421,148)	(4,407,782)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,866,549	(4,303,065)	(226,588)	(4,029,459)	(3,992,073)

Increase (Decrease) in Net Assets from Contract Transactions	(10,935,333)	(5,075,273)	(10,652,051)	(18,141,034)	(7,620,126)

Total Increase (Decrease) in Net Assets	(8,068,784)	(9,378,338)	(10,878,639)	(22,170,493)	(11,612,199)

Net Assets as of December 31, 2015:	$44,465,833	$55,132,142	$62,731,118	$95,884,978	$63,497,941

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	Dreyfus Socially Responsible Growth Initial Shares Subaccount	Dreyfus Socially Responsible Growth Service Shares Subaccount	Dreyfus VIF Appreciation Service Shares Subaccount	Dreyfus VIF Growth and Income Initial Shares Subaccount	Dreyfus VIF Quality Bond Initial Shares Subaccount

Net Assets as of January 1, 2014:	$1,805,792	$229,006	$78,409	$971,301	$350,631

Investment Income:
Reinvested Dividends	19,528	1,915	1,249	7,630	6,492
Investment Expense:
Mortality and Expense Risk and Administrative Charges	20,229	1,308	667	12,554	4,090

Net Investment Income (Loss)	(701)	607	582	(4,924)	2,402

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	127,717	15,567	2,105	—	—
Realized Gain (Loss) on Investments	96,158	8,979	3,443	27,117	5,454

Net Realized Capital Gains (Losses) on Investments	223,875	24,546	5,548	27,117	5,454
Net Change in Unrealized Appreciation (Depreciation)	(8,146)	1,368	(837)	58,634	2,653

Net Gain (Loss) on Investment	215,729	25,914	4,711	85,751	8,107

Net Increase (Decrease) in Net Assets Resulting from Operations	215,028	26,521	5,293	80,827	10,509

Increase (Decrease) in Net Assets from Contract Transactions	(145,632)	(17,936)	(6,940)	(52,263)	(84,677)

Total Increase (Decrease) in Net Assets	69,396	8,585	(1,647)	28,564	(74,168)

Net Assets as of December 31, 2014:	$1,875,188	$237,591	$76,762	$999,865	$276,463

Investment Income:
Reinvested Dividends	20,292	1,864	1,086	8,848	5,387
Investment Expense:
Mortality and Expense Risk and Administrative Charges	20,716	1,337	653	13,280	3,528

Net Investment Income (Loss)	(424)	527	433	(4,432)	1,859

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	254,562	30,066	3,563	92,190	—
Realized Gain (Loss) on Investments	22,361	2,422	1,779	8,536	3,168

Net Realized Capital Gains (Losses) on Investments	276,923	32,488	5,342	100,726	3,168
Net Change in Unrealized Appreciation (Depreciation)	(363,748)	(42,367)	(8,513)	(92,418)	(12,535)

Net Gain (Loss) on Investment	(86,825)	(9,879)	(3,171)	8,308	(9,367)

Net Increase (Decrease) in Net Assets Resulting from Operations	(87,249)	(9,352)	(2,738)	3,876	(7,508)

Increase (Decrease) in Net Assets from Contract Transactions	121,449	(3,805)	(3,623)	10,139	(59,006)

Total Increase (Decrease) in Net Assets	34,200	(13,157)	(6,361)	14,015	(66,514)

Net Assets as of December 31, 2015:	$1,909,388	$224,434	$70,401	$1,013,880	$209,949

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	Federated Fund for U.S. Government Securities II Subaccount	Federated High Income Bond II Primary Shares Subaccount	Federated Managed Tail Risk II Primary Shares Subaccount	Federated Managed Volatility II Subaccount	Federated Prime Money II Subaccount

Net Assets as of January 1, 2014:	$6,448,098	$9,771,960	$1,325,832	$2,016,260	$18,848,112

Investment Income:
Reinvested Dividends	179,937	573,417	22,114	66,344	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	43,935	74,247	11,726	14,846	131,387

Net Investment Income (Loss)	136,002	499,170	10,388	51,498	(131,387)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	242,258	139,656	—
Realized Gain (Loss) on Investments	(61,650)	78,110	907	30,016	—

Net Realized Capital Gains (Losses) on Investments	(61,650)	78,110	243,165	169,672	—
Net Change in Unrealized Appreciation (Depreciation)	169,010	(410,940)	(276,378)	(161,118)	—

Net Gain (Loss) on Investment	107,360	(332,830)	(33,213)	8,554	—

Net Increase (Decrease) in Net Assets Resulting from Operations	243,362	166,340	(22,825)	60,052	(131,387)

Increase (Decrease) in Net Assets from Contract Transactions	(343,187)	(34,871)	(86,316)	245,623	(621,997)

Total Increase (Decrease) in Net Assets	(99,825)	131,469	(109,141)	305,675	(753,384)

Net Assets as of December 31, 2014:	$6,348,273	$9,903,429	$1,216,691	$2,321,935	$18,094,728

Investment Income:
Reinvested Dividends	163,149	489,650	19,815	85,444	357
Investment Expense:
Mortality and Expense Risk and Administrative Charges	41,335	61,233	10,903	12,758	144,547

Net Investment Income (Loss)	121,814	428,417	8,912	72,686	(144,190)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	1,660	9,164	—
Realized Gain (Loss) on Investments	(50,556)	(141,615)	(8,761)	60,621	—

Net Realized Capital Gains (Losses) on Investments	(50,556)	(141,615)	(7,101)	69,785	—
Net Change in Unrealized Appreciation (Depreciation)	(77,258)	(478,420)	(85,690)	(257,538)	—

Net Gain (Loss) on Investment	(127,814)	(620,035)	(92,791)	(187,753)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,000)	(191,618)	(83,879)	(115,067)	(144,190)

Increase (Decrease) in Net Assets from Contract Transactions	(300,871)	(2,990,716)	(39,406)	(949,543)	20,050,688

Total Increase (Decrease) in Net Assets	(306,871)	(3,182,334)	(123,285)	(1,064,610)	19,906,498

Net Assets as of December 31, 2015:	$6,041,402	$6,721,095	$1,093,406	$1,257,325	$38,001,226

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	Fidelity® VIP Asset Manager Initial Class Subaccount	Fidelity® VIP Contrafund® Initial Class Subaccount	Fidelity® VIP Equity-Income Initial Class Subaccount	Fidelity® VIP Government Money Market Initial Class Subaccount	Fidelity® VIP Growth Initial Class Subaccount

Net Assets as of January 1, 2014:	$855,330	$11,698,650	$2,086,079	$3,913,413	$1,752,003

Investment Income:
Reinvested Dividends	12,048	113,913	44,573	360	3,187
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,750	89,648	25,475	35,444	23,755

Net Investment Income (Loss)	298	24,265	19,098	(35,084)	(20,568)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	39,525	238,995	23,604	—	—
Realized Gain (Loss) on Investments	22,526	602,518	62,839	—	89,749

Net Realized Capital Gains (Losses) on Investments	62,051	841,513	86,443	—	89,749
Net Change in Unrealized Appreciation (Depreciation)	(25,553)	358,948	36,305	—	93,430

Net Gain (Loss) on Investment	36,498	1,200,461	122,748	—	183,179

Net Increase (Decrease) in Net Assets Resulting from Operations	36,796	1,224,726	141,846	(35,084)	162,611

Increase (Decrease) in Net Assets from Contract Transactions	(97,759)	(653,318)	(642,382)	(440,415)	(182,535)

Total Increase (Decrease) in Net Assets	(60,963)	571,408	(500,536)	(475,499)	(19,924)

Net Assets as of December 31, 2014:	$794,367	$12,270,058	$1,585,543	$3,437,914	$1,732,079

Investment Income:
Reinvested Dividends	11,184	120,157	45,592	896	4,248
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,741	90,099	20,340	30,883	24,521

Net Investment Income (Loss)	1,443	30,058	25,252	(29,987)	(20,273)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	48,498	1,065,795	142,604	—	55,272
Realized Gain (Loss) on Investments	16,967	658,767	(3,949)	—	162,253

Net Realized Capital Gains (Losses) on Investments	65,465	1,724,562	138,655	—	217,525
Net Change in Unrealized Appreciation (Depreciation)	(75,954)	(1,743,670)	(239,612)	—	(92,721)

Net Gain (Loss) on Investment	(10,489)	(19,108)	(100,957)	—	124,804

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,046)	10,950	(75,705)	(29,987)	104,531

Increase (Decrease) in Net Assets from Contract Transactions	(104,193)	(1,126,862)	(158,424)	(331,822)	(200,451)

Total Increase (Decrease) in Net Assets	(113,239)	(1,115,912)	(234,129)	(361,809)	(95,920)

Net Assets as of December 31, 2015:	$681,128	$11,154,146	$1,351,414	$3,076,105	$1,636,159

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	Fidelity® VIP Mid Cap Initial Class Subaccount	Fidelity® VIP Value Strategies Initial Class Subaccount	NVIT Developing Markets Class II Shares Subaccount	T. Rowe Price Equity Income Service Class Subaccount	T. Rowe Price International Stock Subaccount

Net Assets as of January 1, 2014:	$2,322,914	$1,632,623	$6,035,606	$1,755,598	$677,137

Investment Income:
Reinvested Dividends	5,949	14,237	41,697	30,108	6,088
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,970	12,940	33,244	24,094	8,543

Net Investment Income (Loss)	(8,021)	1,297	8,453	6,014	(2,455)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	53,176	—	—	—	3,223
Realized Gain (Loss) on Investments	38,854	158,653	(766)	175,808	13,095

Net Realized Capital Gains (Losses) on Investments	92,030	158,653	(766)	175,808	16,318
Net Change in Unrealized Appreciation (Depreciation)	42,620	(72,520)	(335,451)	(91,851)	(28,817)

Net Gain (Loss) on Investment	134,650	86,133	(336,217)	83,957	(12,499)

Net Increase (Decrease) in Net Assets Resulting from Operations	126,629	87,430	(327,764)	89,971	(14,954)

Increase (Decrease) in Net Assets from Contract Transactions	(137,601)	(337,592)	(1,322,086)	(469,346)	(106,703)

Total Increase (Decrease) in Net Assets	(10,972)	(250,162)	(1,649,850)	(379,375)	(121,657)

Net Assets as of December 31, 2014:	$2,311,942	$1,382,461	$4,385,756	$1,376,223	$555,480

Investment Income:
Reinvested Dividends	10,057	16,073	35,621	21,831	4,482
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,204	10,133	23,310	17,141	6,943

Net Investment Income (Loss)	(3,147)	5,940	12,311	4,690	(2,461)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	255,317	1,095	—	24,330	8,965
Realized Gain (Loss) on Investments	48,295	110,238	(114,709)	80,430	11,490

Net Realized Capital Gains (Losses) on Investments	303,612	111,333	(114,709)	104,760	20,455
Net Change in Unrealized Appreciation (Depreciation)	(341,435)	(164,444)	(508,741)	(211,981)	(25,403)

Net Gain (Loss) on Investment	(37,823)	(53,111)	(623,450)	(107,221)	(4,948)

Net Increase (Decrease) in Net Assets Resulting from Operations	(40,970)	(47,171)	(611,139)	(102,531)	(7,409)

Increase (Decrease) in Net Assets from Contract Transactions	(360,720)	(35,420)	(1,019,810)	(192,191)	(96,616)

Total Increase (Decrease) in Net Assets	(401,690)	(82,591)	(1,630,949)	(294,722)	(104,025)

Net Assets as of December 31, 2015:	$1,910,252	$1,299,870	$2,754,807	$1,081,501	$451,455

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	T. Rowe Price New America Growth Subaccount	TA Aegon Money Market Initial Class Subaccount	TA Asset Allocation - Conservative Initial Class Subaccount	TA Asset Allocation - Growth Initial Class Subaccount	TA Asset Allocation - Moderate Initial Class Subaccount

Net Assets as of January 1, 2014:	$1,343,496	$2,786,612	$2,295,449	$9,911,760	$2,590,058

Investment Income:
Reinvested Dividends	—	138	55,164	293,579	62,741
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,233	24,379	14,482	66,422	20,106

Net Investment Income (Loss)	(18,233)	(24,241)	40,682	227,157	42,635

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	188,584	—	33,741	—	—
Realized Gain (Loss) on Investments	45,771	—	25,880	116,149	27,881

Net Realized Capital Gains (Losses) on Investments	234,355	—	59,621	116,149	27,881
Net Change in Unrealized Appreciation (Depreciation)	(117,336)	—	(70,632)	(13,491)	(18,124)

Net Gain (Loss) on Investment	117,019	—	(11,011)	102,658	9,757

Net Increase (Decrease) in Net Assets Resulting from Operations	98,786	(24,241)	29,671	329,815	52,392

Increase (Decrease) in Net Assets from Contract Transactions	(129,421)	(737,549)	(331,542)	2,865,187	206,712

Total Increase (Decrease) in Net Assets	(30,635)	(761,790)	(301,871)	3,195,002	259,104

Net Assets as of December 31, 2014:	$1,312,861	$2,024,822	$1,993,578	$13,106,762	$2,849,162

Investment Income:
Reinvested Dividends	—	104	27,521	63,452	52,321
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,656	18,910	9,034	38,187	18,095

Net Investment Income (Loss)	(18,656)	(18,806)	18,487	25,265	34,226

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	129,407	—	48,874	—	88,481
Realized Gain (Loss) on Investments	40,506	—	29,940	1,399,551	44,178

Net Realized Capital Gains (Losses) on Investments	169,913	—	78,814	1,399,551	132,659
Net Change in Unrealized Appreciation (Depreciation)	(55,885)	—	(130,542)	(1,006,257)	(256,064)

Net Gain (Loss) on Investment	114,028	—	(51,728)	393,294	(123,405)

Net Increase (Decrease) in Net Assets Resulting from Operations	95,372	(18,806)	(33,241)	418,559	(89,179)

Increase (Decrease) in Net Assets from Contract Transactions	(83,476)	(64,214)	(838,996)	(12,277,785)	(1,000,872)

Total Increase (Decrease) in Net Assets	11,896	(83,020)	(872,237)	(11,859,226)	(1,090,051)

Net Assets as of December 31, 2015:	$1,324,757	$1,941,802	$1,121,341	$1,247,536	$1,759,111

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	TA Asset Allocation - Moderate Growth Initial Class Subaccount	TA Barrow Hanley Dividend Focused Initial Class Subaccount	TA Clarion Global Real Estate Securities Initial Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount	TA Managed Risk - Balanced ETF Initial Class Subaccount

Net Assets as of January 1, 2014:	$3,446,990	$4,008,499	$3,805,326	$5,250,184	$1,504,709

Investment Income:
Reinvested Dividends	106,536	60,199	64,205	42,302	14,322
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23,155	44,313	27,914	34,696	8,248

Net Investment Income (Loss)	83,381	15,886	36,291	7,606	6,074

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	372,738	39,496
Realized Gain (Loss) on Investments	132,017	161,164	61,115	312,282	43,413

Net Realized Capital Gains (Losses) on Investments	132,017	161,164	61,115	685,020	82,909
Net Change in Unrealized Appreciation (Depreciation)	(177,406)	289,384	405,275	(35,260)	(33,312)

Net Gain (Loss) on Investment	(45,389)	450,548	466,390	649,760	49,597

Net Increase (Decrease) in Net Assets Resulting from Operations	37,992	466,434	502,681	657,366	55,671

Increase (Decrease) in Net Assets from Contract Transactions	(593,439)	216,897	63,075	112,509	(781,894)

Total Increase (Decrease) in Net Assets	(555,447)	683,331	565,756	769,875	(726,223)

Net Assets as of December 31, 2014:	$2,891,543	$4,691,830	$4,371,082	$6,020,059	$778,486

Investment Income:
Reinvested Dividends	39,632	79,837	206,622	53,150	8,432
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,848	43,299	28,251	37,253	4,411

Net Investment Income (Loss)	22,784	36,538	178,371	15,897	4,021

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	29,571	—	—	393,918	23,519
Realized Gain (Loss) on Investments	137,080	285,680	203,003	429,625	18,740

Net Realized Capital Gains (Losses) on Investments	166,651	285,680	203,003	823,543	42,259
Net Change in Unrealized Appreciation (Depreciation)	(193,323)	(505,855)	(438,474)	(883,702)	(49,119)

Net Gain (Loss) on Investment	(26,672)	(220,175)	(235,471)	(60,159)	(6,860)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,888)	(183,637)	(57,100)	(44,262)	(2,839)

Increase (Decrease) in Net Assets from Contract Transactions	(1,439,780)	(690,465)	(885,450)	(660,101)	(142,643)

Total Increase (Decrease) in Net Assets	(1,443,668)	(874,102)	(942,550)	(704,363)	(145,482)

Net Assets as of December 31, 2015:	$1,447,875	$3,817,728	$3,428,532	$5,315,696	$633,004

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	TA Managed Risk - Growth ETF Initial Class Subaccount	TA MFS International Equity Initial Class Subaccount	TA Morgan Stanley Capital Growth Initial Class Subaccount	TA Morgan Stanley Mid-Cap Growth Initial Class Subaccount	TA Multi-Managed Balanced Initial Class Subaccount

Net Assets as of January 1, 2014:	$5,902,533	$2,982,777	$57,187	$1,685,539	$2,215,170

Investment Income:
Reinvested Dividends	79,615	27,640	—	—	33,237
Investment Expense:
Mortality and Expense Risk and Administrative Charges	44,706	18,730	754	11,744	20,174

Net Investment Income (Loss)	34,909	8,910	(754)	(11,744)	13,063

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	387,421	—	1,344	102,987	140,729
Realized Gain (Loss) on Investments	122,689	90,528	3,194	120,185	25,562

Net Realized Capital Gains (Losses) on Investments	510,110	90,528	4,538	223,172	166,291
Net Change in Unrealized Appreciation (Depreciation)	(328,149)	(265,593)	(968)	(220,546)	50,090

Net Gain (Loss) on Investment	181,961	(175,065)	3,570	2,626	216,381

Net Increase (Decrease) in Net Assets Resulting from Operations	216,870	(166,155)	2,816	(9,118)	229,444

Increase (Decrease) in Net Assets from Contract Transactions	1,223,337	(279,201)	(9,185)	(600,204)	591,294

Total Increase (Decrease) in Net Assets	1,440,207	(445,356)	(6,369)	(609,322)	820,738

Net Assets as of December 31, 2014:	$7,342,740	$2,537,421	$50,818	$1,076,217	$3,035,908

Investment Income:
Reinvested Dividends	12,918	38,193	—	—	36,897
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23,812	15,460	702	7,746	24,574

Net Investment Income (Loss)	(10,894)	22,733	(702)	(7,746)	12,323

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	66,215	—	4,433	138,678	128,967
Realized Gain (Loss) on Investments	437,436	272,584	1,417	34,470	68,418

Net Realized Capital Gains (Losses) on Investments	503,651	272,584	5,850	173,148	197,385
Net Change in Unrealized Appreciation (Depreciation)	(253,348)	(271,705)	31	(214,110)	(218,522)

Net Gain (Loss) on Investment	250,303	879	5,881	(40,962)	(21,137)

Net Increase (Decrease) in Net Assets Resulting from Operations	239,409	23,612	5,179	(48,708)	(8,814)

Increase (Decrease) in Net Assets from Contract Transactions	(6,822,246)	(899,903)	(2,917)	(148,317)	(312,046)

Total Increase (Decrease) in Net Assets	(6,582,837)	(876,291)	2,262	(197,025)	(320,860)

Net Assets as of December 31, 2015:	$759,903	$1,661,130	$53,080	$879,192	$2,715,048

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	TA PIMCO Total Return Initial Class Subaccount	TA Systematic Small/Mid Cap Value Initial Class Subaccount	TA T. Rowe Price Small Cap Initial Class Subaccount	TA TS&W International Equity Initial Class Subaccount	TA WMC US Growth Initial Class Subaccount

Net Assets as of January 1, 2014:	$47,242,487	$3,821,532	$10,969,480	$1,603,484	$5,725,761

Investment Income:
Reinvested Dividends	847,570	25,969	—	33,972	47,508
Investment Expense:
Mortality and Expense Risk and Administrative Charges	296,788	25,947	72,155	11,573	42,800

Net Investment Income (Loss)	550,782	22	(72,155)	22,399	4,708

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	277,246	331,066	—	191,916
Realized Gain (Loss) on Investments	(287,518)	195,313	961,670	71,343	353,281

Net Realized Capital Gains (Losses) on Investments	(287,518)	472,559	1,292,736	71,343	545,197
Net Change in Unrealized Appreciation (Depreciation)	1,547,619	(332,832)	(681,994)	(180,704)	(36,308)

Net Gain (Loss) on Investment	1,260,101	139,727	610,742	(109,361)	508,889

Net Increase (Decrease) in Net Assets Resulting from Operations	1,810,883	139,749	538,587	(86,962)	513,597

Increase (Decrease) in Net Assets from Contract Transactions	(9,952,557)	(993,381)	(1,941,298)	(142,658)	(1,001,220)

Total Increase (Decrease) in Net Assets	(8,141,674)	(853,632)	(1,402,711)	(229,620)	(487,623)

Net Assets as of December 31, 2014:	$39,100,813	$2,967,900	$9,566,769	$1,373,864	$5,238,138

Investment Income:
Reinvested Dividends	951,449	29,692	—	43,833	34,101
Investment Expense:
Mortality and Expense Risk and Administrative Charges	241,467	21,912	63,686	11,146	38,899

Net Investment Income (Loss)	709,982	7,780	(63,686)	32,687	(4,798)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	902,102	338,839	691,964	—	1,496,092
Realized Gain (Loss) on Investments	(132,345)	58,241	1,281,346	100,142	441,062

Net Realized Capital Gains (Losses) on Investments	769,757	397,080	1,973,310	100,142	1,937,154
Net Change in Unrealized Appreciation (Depreciation)	(1,413,022)	(498,262)	(1,759,940)	(118,802)	(1,618,190)

Net Gain (Loss) on Investment	(643,265)	(101,182)	213,370	(18,660)	318,964

Net Increase (Decrease) in Net Assets Resulting from Operations	66,717	(93,402)	149,684	14,027	314,166

Increase (Decrease) in Net Assets from Contract Transactions	(5,549,382)	(255,600)	(2,151,048)	(178,905)	(1,140,518)

Total Increase (Decrease) in Net Assets	(5,482,665)	(349,002)	(2,001,364)	(164,878)	(826,352)

Net Assets as of December 31, 2015:	$33,618,148	$2,618,898	$7,565,405	$1,208,986	$4,411,786

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	Vanguard® Equity Index Subaccount	Vanguard® International Subaccount	Vanguard® Mid-Cap Index Subaccount	Vanguard® REIT Index Subaccount	Vanguard® Short-Term Investment Grade Subaccount

Net Assets as of January 1, 2014:	$73,922,911	$13,337,019	$18,353,643	$24,060,543	$59,306,532

Investment Income:
Reinvested Dividends	1,243,918	199,984	175,409	947,264	1,021,045
Investment Expense:
Mortality and Expense Risk and Administrative Charges	461,195	89,404	141,771	190,483	392,369

Net Investment Income (Loss)	782,723	110,580	33,638	756,781	628,676

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,376,154	—	694,620	1,286,021	311,986
Realized Gain (Loss) on Investments	5,196,581	544,543	782,667	1,371,627	(82,932)

Net Realized Capital Gains (Losses) on Investments	6,572,735	544,543	1,477,287	2,657,648	229,054
Net Change in Unrealized Appreciation (Depreciation)	1,129,459	(1,587,266)	897,693	3,893,233	(203,609)

Net Gain (Loss) on Investment	7,702,194	(1,042,723)	2,374,980	6,550,881	25,445

Net Increase (Decrease) in Net Assets Resulting from Operations	8,484,917	(932,143)	2,408,618	7,307,662	654,121

Increase (Decrease) in Net Assets from Contract Transactions	(11,013,936)	798,433	1,224,605	(1,010,245)	1,007,982

Total Increase (Decrease) in Net Assets	(2,529,019)	(133,710)	3,633,223	6,297,417	1,662,103

Net Assets as of December 31, 2014:	$71,393,892	$13,203,309	$21,986,866	$30,357,960	$60,968,635

Investment Income:
Reinvested Dividends	1,145,364	242,786	248,853	515,049	1,103,577
Investment Expense:
Mortality and Expense Risk and Administrative Charges	454,539	103,405	147,286	185,052	373,452

Net Investment Income (Loss)	690,825	139,381	101,567	329,997	730,125

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,097,486	199,431	1,115,197	974,694	11,204
Realized Gain (Loss) on Investments	8,187,685	920,635	1,421,488	1,869,098	(261,945)

Net Realized Capital Gains (Losses) on Investments	10,285,171	1,120,066	2,536,685	2,843,792	(250,741)
Net Change in Unrealized Appreciation (Depreciation)	(11,821,888)	(2,729,351)	(3,022,848)	(2,738,632)	(168,057)

Net Gain (Loss) on Investment	(1,536,717)	(1,609,285)	(486,163)	105,160	(418,798)

Net Increase (Decrease) in Net Assets Resulting from Operations	(845,892)	(1,469,904)	(384,596)	435,157	311,327

Increase (Decrease) in Net Assets from Contract Transactions	(7,103,222)	4,633,733	(1,822,089)	(3,963,828)	(7,249,222)

Total Increase (Decrease) in Net Assets	(7,949,114)	3,163,829	(2,206,685)	(3,528,671)	(6,937,895)

Net Assets as of December 31, 2015:	$63,444,778	$16,367,138	$19,780,181	$26,829,289	$54,030,740

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2014 and 2015

	Vanguard® Total Bond Market Index Subaccount	Wanger International Subaccount	Wanger USA Subaccount	WFVT Discovery Class 2 Shares Subaccount	WFVT Small Cap Value Class 2 Shares Subaccount

Net Assets as of January 1, 2014:	$41,536,341	$6,167,747	$7,517,399	$—	$2,093,491

Investment Income:
Reinvested Dividends	1,029,511	96,578	—	—	7,669
Investment Expense:
Mortality and Expense Risk and Administrative Charges	258,678	56,071	49,285	—	22,944

Net Investment Income (Loss)	770,833	40,507	(49,285)	—	(15,275)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	150,064	740,338	880,211	—	—
Realized Gain (Loss) on Investments	(92,588)	(11,391)	266,055	—	163,226

Net Realized Capital Gains (Losses) on Investments	57,476	728,947	1,146,266	—	163,226
Net Change in Unrealized Appreciation (Depreciation)	1,306,992	(1,160,131)	(822,589)	—	(75,498)

Net Gain (Loss) on Investment	1,364,468	(431,184)	323,677	—	87,728

Net Increase (Decrease) in Net Assets Resulting from Operations	2,135,301	(390,677)	274,392	—	72,453

Increase (Decrease) in Net Assets from Contract Transactions	692,898	127,092	(736,830)	—	(407,619)

Total Increase (Decrease) in Net Assets	2,828,199	(263,585)	(462,438)	—	(335,166)

Net Assets as of December 31, 2014:	$44,364,540	$5,904,162	$7,054,961	$—	$1,758,325

Investment Income:
Reinvested Dividends	1,019,519	94,697	—	—	3,732
Investment Expense:
Mortality and Expense Risk and Administrative Charges	329,145	60,241	44,792	—	17,442

Net Investment Income (Loss)	690,374	34,456	(44,792)	—	(13,710)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	191,160	581,472	1,041,945	—	—
Realized Gain (Loss) on Investments	(139,347)	(186,368)	345,155	—	28,998

Net Realized Capital Gains (Losses) on Investments	51,813	395,104	1,387,100	—	28,998
Net Change in Unrealized Appreciation (Depreciation)	(994,465)	(512,059)	(1,371,421)	—	(204,210)

Net Gain (Loss) on Investment	(942,652)	(116,955)	15,679	—	(175,212)

Net Increase (Decrease) in Net Assets Resulting from Operations	(252,278)	(82,499)	(29,113)	—	(188,922)

Increase (Decrease) in Net Assets from Contract Transactions	17,578,133	192,822	(1,331,374)	—	(140,006)

Total Increase (Decrease) in Net Assets	17,325,855	110,323	(1,360,487)	—	(328,928)

Net Assets as of December 31, 2015:	$61,690,395	$6,014,485	$5,694,474	$—	$1,429,397

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

1.	Organization

Separate Account VA CC (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Advisor’s Edge Select® Variable Annuity, Advisor’s Edge® Variable Annuity, Dimensional Variable Annuity, MarqueeSM Variable Annuity, Personal Manager® Variable Annuity, and PrismSM Variable Annuity.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Global Thematic Growth Class B Shares	AB Global Thematic Growth Portfolio Class B Shares
AB Growth Class B Shares	AB Growth Portfolio Class B Shares
AB Large Cap Growth Class B Shares	AB Large Cap Growth Portfolio Class B Shares
Calvert Variable Products, Inc.	Calvert Variable Products, Inc.
Calvert VP EAFE International Index Class I Shares	Calvert VP EAFE International Index PortfolioClass I Shares
Calvert Variable Series, Inc.	Calvert Variable Series, Inc.
Calvert VP SRI Balanced	Calvert VP SRI Balanced Portfolio
Calvert VP SRI Mid Cap Growth	Calvert VP SRI Mid Cap Growth Portfolio
Columbia Funds Variable Insurance Trust II	Columbia Funds Variable Insurance Trust II
Columbia - Mid Cap Growth Class 2 Shares	Columbia - Mid Cap Growth Fund Class 2 Shares
Columbia - Seligman Global Technology Class 2 Shares	Columbia - Seligman Global Technology Fund Class 2 Shares
Columbia Funds Variable Insurance Trust	Columbia Funds Variable Insurance Trust
Columbia - Small Company Growth Class 1 Shares	Columbia - Small Company Growth Fund Class 1 Shares
DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
DFA VA Global Bond	DFA VA Global Bond Portfolio
DFA VA International Small	DFA VA International Small Portfolio
DFA VA International Value	DFA VA International Value Portfolio
DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio
Dreyfus Variable Investments Fund	Dreyfus Variable Investments Fund
Dreyfus Socially Responsible Growth Initial Shares	Dreyfus Socially Responsible Growth Portfolio Initial Shares
Dreyfus Socially Responsible Growth Service Shares	Dreyfus Socially Responsible Growth Portfolio Service Shares
Dreyfus VIF Appreciation Service Shares	Dreyfus VIF Appreciation Portfolio Service Shares
Dreyfus VIF Growth and Income Initial Shares	Dreyfus VIF Growth and Income Portfolio Initial Shares
Dreyfus VIF Quality Bond Initial Shares	Dreyfus VIF Quality Bond Portfolio Initial Shares
Federated Insurance	Federated Insurance
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
Federated High Income Bond II Primary Shares	Federated High Income Bond II Primary Shares
Federated Managed Tail Risk II Primary Shares	Federated Managed Tail Risk II Primary Shares
Federated Managed Volatility II	Federated Managed Volatility II
Federated Prime Money II	Federated Prime Money II

17

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

1.	Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Asset Manager Initial Class	Fidelity® VIP Asset Manager Portfolio Initial Class
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Equity-Income Initial Class	Fidelity® VIP Equity-Income Portfolio Initial Class
Fidelity® VIP Government Money Market Initial Class	Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class
Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Portfolio Initial Class
Nationwide Variable Insurance Trust	Nationwide Variable Insurance Trust
NVIT Developing Markets Class II Shares	NVIT Developing Markets Fund Class II Shares
T. Rowe Price, Inc.	T. Rowe Price, Inc.
T. Rowe Price Equity Income Service Class	T. Rowe Price Equity Income Portfolio Service Class
T. Rowe Price International Stock	T. Rowe Price International Stock Portfolio
T. Rowe Price New America Growth	T. Rowe Price New America Growth Portfolio
Transamerica Series Trust	Transamerica Series Trust
TA Aegon Money Market Initial Class	Transamerica Aegon Money Market VP Initial Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Initial Class
TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA TS&W International Equity Initial Class	Transamerica TS&W International Equity VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® REIT Index	Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio

18

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

1.	Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA
Wells Fargo Advantage Variable Trust	Wells Fargo Advantage Variable Trust
WFVT Discovery Class 2 Shares	WFVT Discovery Fund Class 2 Shares
WFVT Small Cap Value Class 2 Shares	WFVT Small Cap Value Fund Class 2 Shares

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA Aegon Money Market Initial Class	September 3, 2013
Columbia - Mid Cap Growth Class 2 Shares	April 26, 2013

The following subaccount name changes were made effective during the fiscal year ended December 31, 2015:

Subaccount	Formerly
AB Global Thematic Growth Class B Shares	AllianceBernstein Global Thematic Growth Class B Shares
AB Growth Class B Shares	AllianceBernstein Growth Class B Shares
AB Large Cap Growth Class B Shares	AllianceBernstein Large Cap Growth Class B Shares
Columbia - Mid Cap Growth Class 2 Shares	Columbia - Mid Cap Growth Opportunity Class 2 Shares
Fidelity® VIP Government Money Market Initial Class	Fidelity® VIP Money Market Initial Class
TA Managed Risk - Balanced ETF Initial Class	TA Vanguard ETF - Balanced Initial Class
TA Managed Risk - Growth ETF Initial Class	TA Vanguard ETF - Growth Initial Class
WFVT Discovery Class 2 Shares	WFAVT Discovery Class 2 Shares
WFVT Small Cap Value Class 2 Shares	WFAVT Small Cap Value Class 2 Shares

19

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

2.	Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2015.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

20

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

Subaccount	Purchases	Sales
AB Global Thematic Growth Class B Shares	$—	$876
AB Growth Class B Shares	23,912	7,952
AB Large Cap Growth Class B Shares	3,358	15,134
Calvert VP EAFE International Index Class I Shares	4,204	380,335
Calvert VP SRI Balanced	49,335	462,589
Calvert VP SRI Mid Cap Growth	229,375	378,091
Columbia - Mid Cap Growth Class 2 Shares	33,318	1,918
Columbia - Seligman Global Technology Class 2 Shares	21,184	32,125
Columbia - Small Company Growth Class 1 Shares	302,035	275,151
DFA VA Global Bond	9,800,993	16,977,922
DFA VA International Small	4,420,341	13,309,299
DFA VA International Value	9,133,315	12,812,750
DFA VA Short-Term Fixed	15,090,050	25,940,923
DFA VA U.S. Large Value	12,223,906	24,398,723
DFA VA U.S. Targeted Value	10,211,643	12,924,590
Dreyfus Socially Responsible Growth Initial Shares	433,426	57,839
Dreyfus Socially Responsible Growth Service Shares	31,931	5,140
Dreyfus VIF Appreciation Service Shares	4,650	4,278
Dreyfus VIF Growth and Income Initial Shares	121,889	23,992
Dreyfus VIF Quality Bond Initial Shares	5,387	62,535
Federated Fund for U.S. Government Securities II	927,407	1,106,475
Federated High Income Bond II Primary Shares	2,699,365	5,261,665
Federated Managed Tail Risk II Primary Shares	52,605	81,448
Federated Managed Volatility II	152,776	1,020,466
Federated Prime Money II	42,136,438	22,230,064
Fidelity® VIP Asset Manager Initial Class	59,681	113,934
Fidelity® VIP Contrafund® Initial Class	2,158,637	2,189,630
Fidelity® VIP Equity-Income Initial Class	227,339	217,907
Fidelity® VIP Government Money Market Initial Class	74,083	435,893
Fidelity® VIP Growth Initial Class	174,342	339,794
Fidelity® VIP Mid Cap Initial Class	705,224	813,772
Fidelity® VIP Value Strategies Initial Class	237,815	266,199
NVIT Developing Markets Class II Shares	53,949	1,061,454
T. Rowe Price Equity Income Service Class	95,400	258,571
T. Rowe Price International Stock	13,447	103,559
T. Rowe Price New America Growth	156,128	128,852

21

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

3. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon Money Market Initial Class	$1,669,564	$1,752,579
TA Asset Allocation - Conservative Initial Class	306,673	1,078,308
TA Asset Allocation - Growth Initial Class	1,951,801	14,204,323
TA Asset Allocation - Moderate Initial Class	944,451	1,822,611
TA Asset Allocation - Moderate Growth Initial Class	2,502,247	3,889,671
TA Barrow Hanley Dividend Focused Initial Class	470,637	1,124,569
TA Clarion Global Real Estate Securities Initial Class	1,055,840	1,762,918
TA JPMorgan Enhanced Index Initial Class	1,058,414	1,308,697
TA Managed Risk - Balanced ETF Initial Class	1,131,862	1,246,967
TA Managed Risk - Growth ETF Initial Class	5,937,952	12,704,879
TA MFS International Equity Initial Class	120,717	997,885
TA Morgan Stanley Capital Growth Initial Class	4,433	3,617
TA Morgan Stanley Mid-Cap Growth Initial Class	176,872	194,255
TA Multi-Managed Balanced Initial Class	504,443	675,191
TA PIMCO Total Return Initial Class	5,948,215	9,885,509
TA Systematic Small/Mid Cap Value Initial Class	792,834	701,816
TA T. Rowe Price Small Cap Initial Class	2,682,997	4,205,776
TA TS&W International Equity Initial Class	353,287	499,504
TA WMC US Growth Initial Class	1,733,035	1,382,261
Vanguard® Equity Index	21,895,469	26,210,561
Vanguard® International	13,226,619	8,254,102
Vanguard® Mid-Cap Index	3,270,747	3,876,078
Vanguard® REIT Index	3,648,106	6,307,238
Vanguard® Short-Term Investment Grade	12,809,113	19,316,946
Vanguard® Total Bond Market Index	27,598,117	9,138,553
Wanger International	2,314,070	1,505,317
Wanger USA	1,280,871	1,615,096
WFVT Discovery Class 2 Shares	—	—
WFVT Small Cap Value Class 2 Shares	79,819	233,532

22

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Global Thematic Growth Class B Shares	—	(663)	(663)	—	(702)	(702)
AB Growth Class B Shares	—	(3,840)	(3,840)	—	(2,766)	(2,766)
AB Large Cap Growth Class B Shares	—	(9,442)	(9,442)	—	(339)	(339)
Calvert VP EAFE International Index Class I Shares	—	(294,048)	(294,048)	24,528	(367,397)	(342,869)
Calvert VP SRI Balanced	1,052	(13,167)	(12,115)	2,124	(12,072)	(9,948)
Calvert VP SRI Mid Cap Growth	1,386	(6,720)	(5,334)	1,574	(20,791)	(19,217)
Columbia - Mid Cap Growth Class 2 Shares	25,075	(695)	24,380	18,004	(28,436)	(10,432)
Columbia - Seligman Global Technology Class 2 Shares	—	(15,482)	(15,482)	—	(15,823)	(15,823)
Columbia - Small Company Growth Class 1 Shares	82,263	(91,420)	(9,157)	18,351	(107,431)	(89,080)
DFA VA Global Bond	5,058,379	(9,549,707)	(4,491,328)	5,514,215	(7,549,901)	(2,035,686)
DFA VA International Small	662,479	(4,065,637)	(3,403,158)	1,637,280	(3,614,522)	(1,977,242)
DFA VA International Value	3,299,122	(5,217,852)	(1,918,730)	2,928,690	(4,763,123)	(1,834,433)
DFA VA Short-Term Fixed	4,835,150	(11,900,623)	(7,065,473)	6,118,714	(9,447,573)	(3,328,859)
DFA VA U.S. Large Value	2,253,097	(8,453,217)	(6,200,120)	2,898,641	(7,831,013)	(4,932,372)
DFA VA U.S. Targeted Value	1,697,186	(3,751,978)	(2,054,792)	1,066,898	(5,289,973)	(4,223,075)
Dreyfus Socially Responsible Growth Initial Shares	3,894	(1,103)	2,791	1,937	(6,249)	(4,312)
Dreyfus Socially Responsible Growth Service Shares	—	(2,368)	(2,368)	—	(9,726)	(9,726)
Dreyfus VIF Appreciation Service Shares	—	(2,011)	(2,011)	—	(3,770)	(3,770)
Dreyfus VIF Growth and Income Initial Shares	556	(271)	285	343	(1,762)	(1,419)
Dreyfus VIF Quality Bond Initial Shares	—	(2,580)	(2,580)	—	(3,691)	(3,691)
Federated Fund for U.S. Government Securities II	435,366	(545,214)	(109,848)	664,300	(853,761)	(189,461)
Federated High Income Bond II Primary Shares	1,018,531	(1,998,923)	(980,392)	1,464,984	(1,438,041)	26,943
Federated Managed Tail Risk II Primary Shares	25,780	(56,967)	(31,187)	22,375	(88,764)	(66,389)
Federated Managed Volatility II	28,986	(514,151)	(485,165)	253,868	(112,115)	141,753
Federated Prime Money II	36,374,967	(18,225,918)	18,149,049	16,329,982	(16,648,427)	(318,445)
Fidelity® VIP Asset Manager Initial Class	—	(3,667)	(3,667)	663	(4,108)	(3,445)
Fidelity® VIP Contrafund® Initial Class	551,028	(1,175,841)	(624,813)	723,728	(1,146,960)	(423,232)

23

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Fidelity® VIP Equity-Income Initial Class	1,054	(5,104)	(4,050)	1,109	(17,721)	(16,612)
Fidelity® VIP Government Money Market Initial Class	5,396	(28,467)	(23,071)	12,499	(44,225)	(31,726)
Fidelity® VIP Growth Initial Class	2,785	(7,189)	(4,404)	3	(4,571)	(4,568)
Fidelity® VIP Mid Cap Initial Class	148,297	(273,116)	(124,819)	67,831	(117,527)	(49,696)
Fidelity® VIP Value Strategies Initial Class	100,665	(118,794)	(18,129)	39,103	(216,606)	(177,503)
NVIT Developing Markets Class II Shares	1,066	(447,162)	(446,096)	3,865	(584,039)	(580,174)
T. Rowe Price Equity Income Service Class	1,123	(5,285)	(4,162)	1,238	(11,343)	(10,105)
T. Rowe Price International Stock	—	(5,082)	(5,082)	284	(5,936)	(5,652)
T. Rowe Price New America Growth	612	(2,309)	(1,697)	39	(3,070)	(3,031)
TA Aegon Money Market Initial Class	1,695,353	(1,761,420)	(66,067)	2,340,922	(3,085,861)	(744,939)
TA Asset Allocation - Conservative Initial Class	129,116	(603,137)	(474,021)	53,775	(251,515)	(197,740)
TA Asset Allocation - Growth Initial Class	976,996	(7,251,770)	(6,274,774)	2,243,037	(646,666)	1,596,371
TA Asset Allocation - Moderate Initial Class	439,081	(1,009,048)	(569,967)	273,523	(162,365)	111,158
TA Asset Allocation - Moderate Growth Initial Class	1,226,578	(1,982,840)	(756,262)	730,421	(1,057,438)	(327,017)
TA Barrow Hanley Dividend Focused Initial Class	221,788	(610,356)	(388,568)	482,216	(350,135)	132,081
TA Clarion Global Real Estate Securities Initial Class	238,967	(257,365)	(18,398)	167,577	(131,578)	35,999
TA JPMorgan Enhanced Index Initial Class	195,735	(441,084)	(245,349)	532,939	(245,999)	286,940
TA Managed Risk - Balanced ETF Initial Class	819,903	(919,394)	(99,491)	270,034	(861,443)	(591,409)
TA Managed Risk - Growth ETF Initial Class	4,268,330	(9,120,925)	(4,852,595)	1,975,710	(1,090,184)	885,526
TA MFS International Equity Initial Class	42,522	(508,263)	(465,741)	19,886	(165,423)	(145,537)
TA Morgan Stanley Capital Growth Initial Class	—	(1,243)	(1,243)	—	(4,563)	(4,563)
TA Morgan Stanley Mid-Cap Growth Initial Class	21,866	(102,972)	(81,106)	39,530	(360,146)	(320,616)
TA Multi-Managed Balanced Initial Class	199,948	(380,338)	(180,390)	514,890	(152,744)	362,146
TA PIMCO Total Return Initial Class	2,409,412	(5,582,550)	(3,173,138)	1,634,777	(7,550,960)	(5,916,183)
TA Systematic Small/Mid Cap Value Initial Class	110,710	(143,832)	(33,122)	78,010	(402,333)	(324,323)
TA T. Rowe Price Small Cap Initial Class	869,738	(1,877,940)	(1,008,202)	798,079	(1,740,776)	(942,697)
TA TS&W International Equity Initial Class	170,088	(212,321)	(42,233)	88,065	(129,174)	(41,109)

24

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA WMC US Growth Initial Class	93,935	(632,614)	(538,679)	46,451	(586,594)	(540,143)
Vanguard® Equity Index	8,363,914	(12,189,342)	(3,825,428)	2,548,080	(8,042,337)	(5,494,257)
Vanguard® International	10,506,764	(7,518,347)	2,988,417	2,687,532	(2,038,905)	648,627
Vanguard® Mid-Cap Index	659,037	(1,315,183)	(656,146)	1,257,473	(798,512)	458,961
Vanguard® REIT Index	701,519	(1,942,390)	(1,240,871)	1,356,985	(1,616,969)	(259,984)
Vanguard® Short-Term Investment Grade	8,226,157	(13,295,720)	(5,069,563)	7,219,085	(6,576,291)	642,794
Vanguard® Total Bond Market Index	16,450,832	(5,572,310)	10,878,522	5,278,343	(4,939,612)	338,731
Wanger International	526,492	(433,577)	92,915	465,795	(449,844)	15,951
Wanger USA	73,326	(468,432)	(395,106)	115,709	(360,687)	(244,978)
WFVT Discovery Class 2 Shares	—	—	—	—	—	—
WFVT Small Cap Value Class 2 Shares	42,247	(115,572)	(73,325)	200,936	(392,964)	(192,028)

25

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AB Global Thematic Growth Class B Shares
12/31/2015	21,883	$1.53	to	$0.95	$22,844	—%	0.55%	to	1.60%	2.09%	to	1.03%
12/31/2014	22,546	1.50	to	0.94	23,094	—	0.55	to	1.60	4.23	to	3.16
12/31/2013	23,248	1.44	to	0.91	22,890	0.02	0.55	to	1.60	22.25	to	20.99
12/31/2012	31,534	1.18	to	0.75	25,037	—	0.55	to	1.60	12.62	to	11.45
12/31/2011	48,352	1.05	to	0.67	33,877	0.34	0.55	to	1.60	(23.83)	to	(24.61)
AB Growth Class B Shares
12/31/2015	72,208	2.09	to	1.66	130,044	—	0.55	to	1.60	8.22	to	7.11
12/31/2014	76,048	1.93	to	1.55	127,018	—	0.55	to	1.60	12.35	to	11.19
12/31/2013	78,814	1.72	to	1.39	117,653	0.03	0.55	to	1.60	32.99	to	31.62
12/31/2012	81,370	1.29	to	1.06	91,699	—	0.55	to	1.60	12.96	to	11.78
12/31/2011	84,136	1.15	to	0.95	84,286	—	0.55	to	1.60	0.42	to	(0.62)
AB Large Cap Growth Class B Shares
12/31/2015	20,716	2.34	to	1.57	37,513	—	0.55	to	1.60	10.25	to	9.11
12/31/2014	30,158	2.13	to	1.44	47,970	—	0.55	to	1.60	13.22	to	12.05
12/31/2013	30,497	1.88	to	1.29	42,981	—	0.55	to	1.60	36.25	to	34.84
12/31/2012	30,840	1.38	to	0.95	32,000	0.03	0.55	to	1.60	16.06	to	14.86
12/31/2011	31,196	1.19	to	0.83	27,978	0.09	0.55	to	1.60	(4.28)	to	(5.27)
Calvert VP EAFE International Index Class I Shares
12/31/2015	1,379,151	1.17	to	1.13	1,580,081	0.24	0.80	to	1.40	(2.39)	to	(2.97)
12/31/2014	1,673,199	1.20	to	1.16	1,973,055	2.37	0.80	to	1.40	(7.18)	to	(7.73)
12/31/2013	2,016,068	1.29	to	1.26	2,566,485	2.26	0.80	to	1.40	19.78	to	19.07
12/31/2012	2,305,301	1.08	to	1.06	2,456,966	2.32	0.80	to	1.40	16.38	to	15.69
12/31/2011	2,535,981	0.92	to	0.92	2,330,719	2.27	0.80	to	1.40	(13.41)	to	(13.92)
Calvert VP SRI Balanced
12/31/2015	82,381	35.09	to	30.63	2,608,813	0.11	0.80	to	1.40	(2.97)	to	(3.54)
12/31/2014	94,496	36.17	to	31.76	3,093,198	1.55	0.80	to	1.40	8.73	to	8.09
12/31/2013	104,444	33.26	to	29.38	3,158,876	1.01	0.80	to	1.40	17.07	to	16.37
12/31/2012	121,301	28.41	to	25.25	3,145,377	1.05	0.80	to	1.40	9.63	to	8.98
12/31/2011	161,971	25.92	to	23.17	3,886,675	1.30	0.80	to	1.40	3.74	to	3.12
Calvert VP SRI Mid Cap Growth
12/31/2015	104,488	48.43	to	42.30	4,727,527	—	0.80	to	1.40	(4.05)	to	(4.61)
12/31/2014	109,822	50.47	to	44.35	5,177,641	—	0.80	to	1.40	7.23	to	6.60
12/31/2013	129,039	47.07	to	41.61	5,667,178	—	0.80	to	1.40	28.87	to	28.11
12/31/2012	158,210	36.52	to	32.48	5,377,254	—	0.80	to	1.40	15.82	to	15.13
12/31/2011	171,731	31.54	to	28.21	5,057,241	—	0.80	to	1.40	1.52	to	0.92
Columbia - Mid Cap Growth Class 2 Shares
12/31/2015	128,486	1.34	to	1.31	172,379	—	0.55	to	1.60	4.79	to	3.71
12/31/2014	104,106	1.28	to	1.26	133,345	—	0.55	to	1.60	6.56	to	5.45
12/31/2013(1)	114,538	1.20	to	1.15	137,804	—	0.55	to	1.85	—	to	—
Columbia - Seligman Global Technology Class 2 Shares
12/31/2015	61,370	2.82	to	1.97	135,825	—	0.55	to	1.60	9.21	to	8.09
12/31/2014	76,852	2.59	to	1.82	153,588	—	0.55	to	1.60	24.43	to	23.15
12/31/2013	92,675	2.08	to	1.48	150,163	—	0.55	to	1.60	24.79	to	23.51
12/31/2012	111,334	1.66	to	1.20	144,547	—	0.55	to	1.60	6.44	to	5.34
12/31/2011	120,141	1.56	to	1.14	149,411	—	0.55	to	1.60	(6.57)	to	(7.54)

26

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Columbia - Small Company Growth Class 1 Shares
12/31/2015	486,498	$1.86	to	$1.72	$1,377,089	—%	0.55%	to	1.60%	3.26%	to	2.19%
12/31/2014	495,655	1.80	to	1.68	1,360,513	—	0.55	to	1.60	(5.16)	to	(6.14)
12/31/2013	584,735	1.90	to	1.79	1,639,898	0.11	0.55	to	1.60	39.70	to	38.26
12/31/2012	735,111	1.36	to	1.30	1,397,209	—	0.55	to	1.60	11.39	to	10.23
12/31/2011	2,808,756	1.22	to	1.18	3,922,041	—	0.55	to	1.60	(6.06)	to	(7.03)
DFA VA Global Bond
12/31/2015	51,628,244	1.42	to	1.25	81,880,901	1.48	0.55	to	1.45	0.99	to	0.10
12/31/2014	56,119,572	1.40	to	1.25	89,319,040	2.08	0.55	to	1.45	2.32	to	1.41
12/31/2013	58,155,258	1.37	to	1.23	91,941,193	0.45	0.55	to	1.45	(0.90)	to	(1.78)
12/31/2012	59,578,117	1.38	to	1.25	95,188,014	1.55	0.55	to	1.45	4.28	to	3.35
12/31/2011	65,074,541	1.33	to	1.21	100,297,800	2.69	0.55	to	1.45	3.94	to	3.02
DFA VA International Small
12/31/2015	14,749,115	2.32	to	1.75	44,465,833	1.87	0.55	to	1.45	5.23	to	4.30
12/31/2014	18,152,273	2.21	to	1.68	52,534,617	1.92	0.55	to	1.45	(6.29)	to	(7.13)
12/31/2013	20,129,515	2.36	to	1.81	63,092,518	2.26	0.55	to	1.45	26.37	to	25.26
12/31/2012	22,272,183	1.86	to	1.44	56,499,154	2.50	0.55	to	1.45	18.76	to	17.70
12/31/2011	22,097,704	1.57	to	1.22	48,038,010	2.76	0.55	to	1.45	(15.29)	to	(16.04)
DFA VA International Value
12/31/2015	26,917,914	1.66	to	1.27	55,132,142	2.83	0.55	to	1.45	(7.47)	to	(8.29)
12/31/2014	28,836,644	1.79	to	1.38	64,510,480	3.70	0.55	to	1.45	(7.67)	to	(8.49)
12/31/2013	30,671,077	1.94	to	1.51	75,307,549	2.57	0.55	to	1.45	20.99	to	19.91
12/31/2012	32,550,474	1.60	to	1.26	67,360,722	3.23	0.55	to	1.45	16.34	to	15.31
12/31/2011	33,578,999	1.38	to	1.09	59,834,694	3.34	0.55	to	1.45	(17.40)	to	(18.14)
DFA VA Short-Term Fixed
12/31/2015	49,486,777	1.16	to	1.04	62,731,118	0.28	0.55	to	1.45	(0.24)	to	(1.13)
12/31/2014	56,552,250	1.16	to	1.06	73,609,757	0.18	0.55	to	1.45	(0.39)	to	(1.29)
12/31/2013	59,881,109	1.16	to	1.07	79,692,472	0.27	0.55	to	1.45	(0.30)	to	(1.18)
12/31/2012	56,296,221	1.17	to	1.08	76,829,746	0.39	0.55	to	1.45	0.28	to	(0.61)
12/31/2011	66,032,601	1.16	to	1.09	89,480,666	0.37	0.55	to	1.45	(0.12)	to	(1.00)
DFA VA U.S. Large Value
12/31/2015	38,632,971	2.26	to	1.82	95,884,978	1.91	0.55	to	1.45	(3.94)	to	(4.79)
12/31/2014	44,833,091	2.35	to	1.91	118,055,471	1.77	0.55	to	1.45	8.49	to	7.52
12/31/2013	49,765,463	2.17	to	1.78	122,029,523	1.48	0.55	to	1.45	40.05	to	38.81
12/31/2012	56,216,245	1.55	to	1.28	99,613,756	1.84	0.55	to	1.45	21.27	to	20.19
12/31/2011	61,319,851	1.28	to	1.07	89,970,671	1.66	0.55	to	1.45	(3.95)	to	(4.81)
DFA VA U.S. Targeted Value
12/31/2015	23,124,974	2.06	to	1.74	63,497,941	1.22	0.55	to	1.45	(5.75)	to	(6.58)
12/31/2014	25,179,766	2.19	to	1.86	75,110,140	0.88	0.55	to	1.45	3.14	to	2.22
12/31/2013	29,402,841	2.12	to	1.82	86,172,777	0.79	0.55	to	1.45	43.83	to	42.56
12/31/2012	33,414,577	1.47	to	1.28	69,755,536	1.45	0.55	to	1.45	19.45	to	18.39
12/31/2011	37,072,524	1.23	to	1.08	64,175,814	0.72	0.55	to	1.45	(5.07)	to	(5.91)
Dreyfus Socially Responsible Growth Initial Shares
12/31/2015	53,807	38.49	to	32.19	1,909,388	1.03	0.80	to	1.40	(3.96)	to	(4.53)
12/31/2014	51,016	40.08	to	33.72	1,875,188	1.05	0.80	to	1.40	12.55	to	11.89
12/31/2013	55,328	35.61	to	30.14	1,805,792	1.26	0.80	to	1.40	33.28	to	32.49
12/31/2012	61,635	26.72	to	22.75	1,501,551	0.81	0.80	to	1.40	11.08	to	10.42
12/31/2011	71,476	24.05	to	20.60	1,577,833	0.90	0.80	to	1.40	0.10	to	(0.49)
Dreyfus Socially Responsible Growth Service Shares
12/31/2015	130,025	1.98	to	1.36	224,434	0.80	0.55	to	1.60	(3.94)	to	(4.94)
12/31/2014	132,393	2.06	to	1.43	237,591	0.84	0.55	to	1.60	12.51	to	11.35
12/31/2013	142,119	1.83	to	1.28	229,006	1.11	0.55	to	1.60	33.26	to	31.89
12/31/2012	183,778	1.37	to	0.97	220,554	0.66	0.55	to	1.60	11.08	to	9.93
12/31/2011	265,730	1.23	to	0.89	279,215	0.67	0.55	to	1.60	0.10	to	(0.93)

27

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Dreyfus VIF Appreciation Service Shares
12/31/2015	40,417	$1.87	to	$1.56	$70,401	1.46%	0.55%	to	1.60%	(3.25)%	to	(4.25)%
12/31/2014	42,428	1.93	to	1.63	76,762	1.62	0.55	to	1.60	7.24	to	6.13
12/31/2013	46,198	1.80	to	1.53	78,409	1.64	0.55	to	1.60	20.17	to	18.92
12/31/2012	59,530	1.50	to	1.29	84,776	3.22	0.55	to	1.60	9.53	to	8.40
12/31/2011	68,733	1.37	to	1.19	89,655	1.48	0.55	to	1.60	8.15	to	7.03
Dreyfus VIF Growth and Income Initial Shares
12/31/2015	25,204	45.83	to	39.23	1,013,880	0.86	0.80	to	1.40	0.78	to	0.18
12/31/2014	24,919	45.48	to	39.16	999,865	0.78	0.80	to	1.40	9.20	to	8.56
12/31/2013	26,338	41.65	to	36.07	971,301	0.89	0.80	to	1.40	35.70	to	34.90
12/31/2012	27,670	30.69	to	26.74	754,965	1.39	0.80	to	1.40	17.13	to	16.43
12/31/2011	36,457	26.20	to	22.97	849,661	1.23	0.80	to	1.40	(3.56)	to	(4.13)
Dreyfus VIF Quality Bond Initial Shares
12/31/2015	9,166	26.28	to	22.60	209,949	2.05	0.80	to	1.40	(2.43)	to	(3.01)
12/31/2014	11,746	26.94	to	23.30	276,463	2.15	0.80	to	1.40	3.96	to	3.35
12/31/2013	15,437	25.91	to	22.55	350,631	2.88	0.80	to	1.40	(2.32)	to	(2.90)
12/31/2012	19,213	26.53	to	23.22	448,677	3.00	0.80	to	1.40	6.14	to	5.51
12/31/2011	22,981	24.99	to	22.01	508,056	3.65	0.80	to	1.40	6.18	to	5.56
Federated Fund for U.S. Government Securities II
12/31/2015	3,350,195	1.42	to	1.39	6,041,402	2.66	0.55	to	1.60	(0.03)	to	(1.07)
12/31/2014	3,460,043	1.42	to	1.41	6,348,273	2.85	0.55	to	1.60	4.05	to	2.97
12/31/2013	3,649,504	1.37	to	1.37	6,448,098	3.62	0.55	to	1.60	(2.59)	to	(3.59)
12/31/2012	5,133,910	1.40	to	1.42	9,168,718	4.52	0.55	to	1.60	2.41	to	1.34
12/31/2011	7,904,789	1.37	to	1.40	13,281,989	3.78	0.55	to	1.60	5.20	to	4.12
Federated High Income Bond II Primary Shares
12/31/2015	2,675,294	2.00	to	2.13	6,721,095	5.74	0.55	to	1.60	(3.11)	to	(4.11)
12/31/2014	3,655,686	2.07	to	2.22	9,903,429	5.65	0.55	to	1.60	2.13	to	1.07
12/31/2013	3,628,743	2.02	to	2.20	9,771,960	7.07	0.55	to	1.60	6.40	to	5.30
12/31/2012	3,428,798	1.90	to	2.09	9,160,975	7.45	0.55	to	1.60	14.07	to	12.88
12/31/2011	3,599,641	1.67	to	1.85	8,227,410	9.37	0.55	to	1.60	4.59	to	3.51
Federated Managed Tail Risk II Primary Shares
12/31/2015	939,058	1.19	to	1.12	1,093,406	1.69	0.55	to	1.60	(6.80)	to	(7.77)
12/31/2014	970,245	1.28	to	1.22	1,216,691	1.75	0.55	to	1.60	(1.51)	to	(2.53)
12/31/2013	1,036,634	1.30	to	1.25	1,325,832	0.96	0.55	to	1.60	15.82	to	14.62
12/31/2012	1,058,067	1.12	to	1.09	1,172,258	0.58	0.55	to	1.60	9.57	to	8.43
12/31/2011	1,276,560	1.02	to	1.00	1,296,724	0.79	0.55	to	1.60	(5.81)	to	(6.78)
Federated Managed Volatility II
12/31/2015	595,282	2.11	to	1.49	1,257,325	4.82	0.55	to	1.60	(8.06)	to	(9.01)
12/31/2014	1,080,447	2.29	to	1.64	2,321,935	3.16	0.55	to	1.60	3.34	to	2.27
12/31/2013	938,694	2.22	to	1.60	2,016,260	2.78	0.55	to	1.60	21.08	to	19.83
12/31/2012	905,051	1.83	to	1.34	1,647,283	2.92	0.55	to	1.60	12.93	to	11.75
12/31/2011	1,399,070	1.62	to	1.20	2,040,486	4.76	0.55	to	1.60	4.20	to	3.13
Federated Prime Money II
12/31/2015	33,095,766	1.09	to	0.96	38,001,226	—	0.55	to	1.60	(0.54)	to	(1.57)
12/31/2014	14,946,717	1.10	to	0.98	18,094,728	—	0.55	to	1.60	(0.56)	to	(1.58)
12/31/2013	15,265,162	1.11	to	0.99	18,848,112	—	0.55	to	1.60	(0.55)	to	(1.57)
12/31/2012	16,663,572	1.11	to	1.01	21,257,229	—	0.55	to	1.60	(0.55)	to	(1.58)
12/31/2011	19,970,235	1.12	to	1.02	25,353,346	—	0.55	to	1.60	(0.55)	to	(1.57)
Fidelity® VIP Asset Manager Initial Class
12/31/2015	23,911	32.70	to	28.26	681,128	1.56	0.80	to	1.40	(0.65)	to	(1.24)
12/31/2014	27,578	32.92	to	28.62	794,367	1.40	0.80	to	1.40	4.99	to	4.37
12/31/2013	31,023	31.35	to	27.42	855,330	1.51	0.80	to	1.40	14.79	to	14.11
12/31/2012	42,540	27.31	to	24.03	1,030,056	1.57	0.80	to	1.40	11.58	to	10.92
12/31/2011	44,478	24.48	to	21.66	970,462	1.96	0.80	to	1.40	(3.33)	to	(3.90)

28

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity® VIP Contrafund® Initial Class
12/31/2015	6,405,722	$1.78	to	$1.61	$11,154,146	1.03%	0.55%	to	1.60%	0.12%	to	(0.91)%
12/31/2014	7,030,535	1.78	to	1.63	12,270,058	0.98	0.55	to	1.60	11.33	to	10.18
12/31/2013	7,453,767	1.60	to	1.48	11,698,650	1.04	0.55	to	1.60	30.57	to	29.22
12/31/2012	8,092,586	1.22	to	1.14	9,766,084	1.22	0.55	to	1.60	15.78	to	14.57
12/31/2011	8,626,304	1.06	to	1.00	9,033,297	0.96	0.55	to	1.60	(3.06)	to	(4.06)
Fidelity® VIP Equity-Income Initial Class
12/31/2015	36,305	42.77	to	37.13	1,351,414	3.10	0.80	to	1.40	(4.73)	to	(5.29)
12/31/2014	40,355	44.89	to	39.20	1,585,543	2.42	0.80	to	1.40	7.86	to	7.22
12/31/2013	56,967	41.62	to	36.57	2,086,079	2.40	0.80	to	1.40	27.13	to	26.38
12/31/2012	64,264	32.74	to	28.93	1,861,668	3.10	0.80	to	1.40	16.37	to	15.68
12/31/2011	70,153	28.14	to	25.01	1,756,508	2.47	0.80	to	1.40	0.17	to	(0.42)
Fidelity® VIP Government Money Market Initial Class
12/31/2015	207,865	15.32	to	13.51	3,076,105	0.03	0.80	to	1.40	(0.77)	to	(1.35)
12/31/2014	230,936	15.44	to	13.70	3,437,914	0.01	0.80	to	1.40	(0.78)	to	(1.37)
12/31/2013	262,662	15.56	to	13.89	3,913,413	0.03	0.80	to	1.40	(0.76)	to	(1.35)
12/31/2012	260,731	15.68	to	14.08	3,932,989	0.14	0.80	to	1.40	(0.66)	to	(1.25)
12/31/2011	288,470	15.79	to	14.26	4,377,445	0.11	0.80	to	1.40	(0.68)	to	(1.27)
Fidelity® VIP Growth Initial Class
12/31/2015	36,692	52.69	to	44.27	1,636,159	0.24	0.80	to	1.40	6.32	to	5.69
12/31/2014	41,096	49.56	to	41.89	1,732,079	0.18	0.80	to	1.40	10.41	to	9.76
12/31/2013	45,664	44.89	to	38.16	1,752,003	0.28	0.80	to	1.40	35.25	to	34.45
12/31/2012	50,039	33.19	to	28.38	1,431,812	0.58	0.80	to	1.40	13.77	to	13.10
12/31/2011	58,092	29.17	to	25.10	1,467,741	0.35	0.80	to	1.40	(0.59)	to	(1.18)
Fidelity® VIP Mid Cap Initial Class
12/31/2015	677,587	2.84	to	2.52	1,910,252	0.47	0.55	to	1.60	(1.93)	to	(2.94)
12/31/2014	802,406	2.90	to	2.60	2,311,942	0.26	0.55	to	1.60	5.70	to	4.61
12/31/2013	852,102	2.74	to	2.48	2,322,914	0.51	0.55	to	1.60	35.49	to	34.09
12/31/2012	903,609	2.02	to	1.85	1,818,249	0.58	0.55	to	1.60	14.20	to	13.01
12/31/2011	872,941	1.77	to	1.64	1,539,419	0.19	0.55	to	1.60	(11.10)	to	(12.02)
Fidelity® VIP Value Strategies Initial Class
12/31/2015	646,723	2.05	to	1.81	1,299,870	1.14	0.55	to	1.60	(3.52)	to	(4.52)
12/31/2014	664,852	2.12	to	1.90	1,382,461	0.91	0.55	to	1.60	6.21	to	5.11
12/31/2013	842,355	2.00	to	1.81	1,632,623	0.92	0.55	to	1.60	29.78	to	28.44
12/31/2012	854,240	1.54	to	1.41	1,281,993	0.59	0.55	to	1.60	26.58	to	25.27
12/31/2011	1,368,883	1.22	to	1.12	1,608,103	0.92	0.55	to	1.60	(9.30)	to	(10.24)
NVIT Developing Markets Class II Shares
12/31/2015	1,377,198	1.60	to	1.92	2,754,807	0.97	0.55	to	1.60	(16.78)	to	(17.64)
12/31/2014	1,823,294	1.92	to	2.34	4,385,756	0.80	0.55	to	1.60	(6.36)	to	(7.33)
12/31/2013	2,403,468	2.05	to	2.52	6,035,606	0.97	0.55	to	1.60	(0.51)	to	(1.54)
12/31/2012	2,738,316	2.06	to	2.56	6,985,278	0.08	0.55	to	1.60	16.14	to	14.93
12/31/2011	5,145,054	1.78	to	2.23	11,045,992	0.28	0.55	to	1.60	(22.83)	to	(23.63)
T. Rowe Price Equity Income Service Class
12/31/2015	24,640	50.77	to	43.89	1,081,501	1.77	0.80	to	1.40	(7.59)	to	(8.14)
12/31/2014	28,802	54.94	to	47.78	1,376,223	1.74	0.80	to	1.40	6.52	to	5.89
12/31/2013	38,907	51.57	to	45.12	1,755,598	1.53	0.80	to	1.40	28.69	to	27.93
12/31/2012	46,593	40.07	to	35.27	1,643,370	2.13	0.80	to	1.40	16.21	to	15.52
12/31/2011	54,922	34.48	to	30.53	1,678,241	1.73	0.80	to	1.40	(1.50)	to	(2.08)
T. Rowe Price International Stock
12/31/2015	24,879	20.74	to	18.01	451,455	0.88	0.80	to	1.40	(1.69)	to	(2.27)
12/31/2014	29,961	21.10	to	18.43	555,480	0.97	0.80	to	1.40	(2.02)	to	(2.60)
12/31/2013	35,613	21.54	to	18.93	677,137	0.82	0.80	to	1.40	13.15	to	12.48
12/31/2012	46,704	19.03	to	16.83	788,511	1.23	0.80	to	1.40	17.49	to	16.80
12/31/2011	53,783	16.20	to	14.41	777,538	1.45	0.80	to	1.40	(13.53)	to	(14.04)

29

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
T. Rowe Price New America Growth
12/31/2015	27,541	$53.46	to	$48.01	$1,324,757	—%	0.80%	to	1.40%	7.74%	to	7.10%
12/31/2014	29,238	49.62	to	44.83	1,312,861	—	0.80	to	1.40	8.47	to	7.82
12/31/2013	32,269	45.74	to	41.58	1,343,496	—	0.80	to	1.40	36.91	to	36.10
12/31/2012	35,462	33.41	to	30.55	1,084,563	0.47	0.80	to	1.40	12.22	to	11.55
12/31/2011	39,953	29.77	to	27.38	1,096,169	0.21	0.80	to	1.40	(1.85)	to	(2.43)
TA Aegon Money Market Initial Class
12/31/2015	1,983,920	0.98	to	0.97	1,941,802	0.01	0.80	to	1.40	(0.78)	to	(1.38)
12/31/2014	2,049,987	0.99	to	0.98	2,024,822	0.01	0.80	to	1.40	(0.79)	to	(1.38)
12/31/2013(1)	2,794,926	1.00	to	1.00	2,786,612	—	0.80	to	1.40	—	to	—
TA Asset Allocation - Conservative Initial Class
12/31/2015	664,307	1.62	to	1.56	1,121,341	2.22	0.55	to	1.60	(2.49)	to	(3.50)
12/31/2014	1,138,328	1.66	to	1.62	1,993,578	2.65	0.55	to	1.60	1.63	to	0.58
12/31/2013	1,336,068	1.63	to	1.61	2,295,449	3.18	0.55	to	1.60	8.77	to	7.64
12/31/2012	1,529,126	1.50	to	1.50	2,430,967	2.96	0.55	to	1.60	6.87	to	5.76
12/31/2011	1,471,031	1.40	to	1.42	2,192,251	2.13	0.55	to	1.60	2.09	to	1.04
TA Asset Allocation - Growth Initial Class
12/31/2015	671,967	1.81	to	1.67	1,247,536	0.97	0.55	to	1.60	(2.47)	to	(3.47)
12/31/2014	6,946,741	1.85	to	1.74	13,106,762	2.50	0.55	to	1.60	2.17	to	1.11
12/31/2013	5,350,370	1.81	to	1.72	9,911,760	1.77	0.55	to	1.60	26.12	to	24.81
12/31/2012	859,505	1.44	to	1.37	1,272,478	1.23	0.55	to	1.60	11.98	to	10.81
12/31/2011	926,971	1.28	to	1.24	1,216,205	1.09	0.55	to	1.60	(5.93)	to	(6.90)
TA Asset Allocation - Moderate Initial Class
12/31/2015	999,784	1.72	to	1.65	1,759,111	2.26	0.55	to	1.60	(2.76)	to	(3.77)
12/31/2014	1,569,751	1.77	to	1.71	2,849,162	2.34	0.55	to	1.60	2.20	to	1.15
12/31/2013	1,458,593	1.73	to	1.69	2,590,058	1.84	0.55	to	1.60	12.88	to	11.71
12/31/2012	3,095,690	1.54	to	1.51	4,869,800	2.96	0.55	to	1.60	8.83	to	7.70
12/31/2011	2,696,494	1.41	to	1.40	3,899,116	1.71	0.55	to	1.60	0.04	to	(1.00)
TA Asset Allocation - Moderate Growth Initial Class
12/31/2015	799,197	1.78	to	1.68	1,447,875	1.68	0.55	to	1.60	(2.77)	to	(3.77)
12/31/2014	1,555,459	1.83	to	1.74	2,891,543	3.24	0.55	to	1.60	2.01	to	0.96
12/31/2013	1,882,476	1.80	to	1.72	3,446,990	1.12	0.55	to	1.60	18.73	to	17.50
12/31/2012	1,298,509	1.51	to	1.47	1,989,162	2.46	0.55	to	1.60	10.04	to	8.89
12/31/2011	1,397,231	1.37	to	1.35	1,952,265	1.60	0.55	to	1.60	(2.55)	to	(3.55)
TA Barrow Hanley Dividend Focused Initial Class
12/31/2015	2,268,530	1.73	to	1.63	3,817,728	1.86	0.55	to	1.60	(4.12)	to	(5.11)
12/31/2014	2,657,098	1.81	to	1.71	4,691,830	1.37	0.55	to	1.60	11.56	to	10.40
12/31/2013	2,525,017	1.62	to	1.55	4,008,499	2.29	0.55	to	1.60	29.53	to	28.19
12/31/2012	2,182,640	1.25	to	1.21	2,687,747	1.89	0.55	to	1.60	11.11	to	9.95
12/31/2011	1,112,483	1.13	to	1.10	1,243,745	1.82	0.55	to	1.60	2.17	to	1.12
TA Clarion Global Real Estate Securities Initial Class
12/31/2015	1,085,362	2.38	to	2.86	3,428,532	4.98	0.55	to	1.60	(1.15)	to	(2.17)
12/31/2014	1,103,760	2.41	to	2.92	4,371,082	1.53	0.55	to	1.60	12.94	to	11.78
12/31/2013	1,067,761	2.13	to	2.61	3,805,326	5.49	0.55	to	1.60	3.33	to	2.26
12/31/2012	993,589	2.06	to	2.56	3,638,326	3.32	0.55	to	1.60	24.56	to	23.27
12/31/2011	1,082,230	1.66	to	2.07	2,693,883	6.82	0.55	to	1.60	(6.25)	to	(7.22)
TA JPMorgan Enhanced Index Initial Class
12/31/2015	1,500,275	2.14	to	1.68	5,315,696	0.95	0.55	to	1.60	(0.62)	to	(1.65)
12/31/2014	1,745,624	2.15	to	1.71	6,020,059	0.82	0.55	to	1.60	13.56	to	12.39
12/31/2013	1,458,684	1.89	to	1.52	5,250,184	0.64	0.55	to	1.60	31.79	to	30.43
12/31/2012	1,139,686	1.44	to	1.16	3,693,353	1.18	0.55	to	1.60	15.71	to	14.51
12/31/2011	1,581,689	1.24	to	1.02	3,740,262	1.21	0.55	to	1.60	0.19	to	(0.84)

30

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Managed Risk - Balanced ETF Initial Class
12/31/2015	484,242	$1.31	to	$1.21	$633,004	1.11%	0.55%	to	1.60%	(2.04)%	to	(3.05)%
12/31/2014	583,733	1.34	to	1.25	778,486	1.01	0.55	to	1.60	4.24	to	3.16
12/31/2013	1,175,142	1.28	to	1.21	1,504,709	0.45	0.55	to	1.60	11.15	to	10.00
12/31/2012	2,758,359	1.15	to	1.10	3,176,975	1.64	0.55	to	1.60	8.07	to	6.95
12/31/2011	102,713	1.07	to	1.03	109,664	0.10	0.55	to	1.60	1.01	to	(0.03)
TA Managed Risk - Growth ETF Initial Class
12/31/2015	584,889	1.31	to	1.21	759,903	0.32	0.55	to	1.60	(3.70)	to	(4.70)
12/31/2014	5,437,484	1.36	to	1.27	7,342,740	1.19	0.55	to	1.60	3.60	to	2.53
12/31/2013	4,551,958	1.31	to	1.23	5,902,533	1.42	0.55	to	1.60	18.44	to	17.21
12/31/2012	2,509,703	1.11	to	1.05	2,733,800	2.32	0.55	to	1.60	11.18	to	10.02
12/31/2011	—	0.99	to	0.96	—	—	0.55	to	1.60	(1.40)	to	(2.41)
TA MFS International Equity Initial Class
12/31/2015	898,261	1.87	to	1.63	1,661,130	1.63	0.55	to	1.60	(0.47)	to	(1.50)
12/31/2014	1,364,002	1.88	to	1.66	2,537,421	0.97	0.55	to	1.60	(5.69)	to	(6.67)
12/31/2013	1,509,539	1.99	to	1.77	2,982,777	1.17	0.55	to	1.60	17.45	to	16.23
12/31/2012	1,381,584	1.70	to	1.53	2,324,873	1.64	0.55	to	1.60	21.49	to	20.22
12/31/2011	1,437,133	1.40	to	1.27	1,994,249	1.18	0.55	to	1.60	(10.55)	to	(11.47)
TA Morgan Stanley Capital Growth Initial Class
12/31/2015	24,020	2.49	to	2.13	53,080	—	0.55	to	1.60	11.18	to	10.03
12/31/2014	25,263	2.24	to	1.94	50,818	—	0.55	to	1.60	5.42	to	4.33
12/31/2013	29,826	2.13	to	1.86	57,187	0.69	0.55	to	1.60	47.44	to	45.92
12/31/2012	48,037	1.44	to	1.27	63,716	—	0.55	to	1.60	14.91	to	13.72
12/31/2011	52,311	1.26	to	1.12	60,696	—	0.55	to	1.60	(6.32)	to	(7.29)
TA Morgan Stanley Mid-Cap Growth Initial Class
12/31/2015	510,426	2.28	to	1.44	879,192	—	0.55	to	1.60	(5.55)	to	(6.53)
12/31/2014	591,532	2.42	to	1.54	1,076,217	—	0.55	to	1.60	(0.53)	to	(1.56)
12/31/2013	912,148	2.43	to	1.56	1,685,539	0.80	0.55	to	1.60	38.38	to	36.95
12/31/2012	952,728	1.76	to	1.14	1,270,407	—	0.55	to	1.60	8.48	to	7.35
12/31/2011	739,241	1.62	to	1.06	926,004	0.18	0.55	to	1.60	(7.22)	to	(8.18)
TA Multi-Managed Balanced Initial Class
12/31/2015	1,626,788	1.70	to	1.60	2,715,048	1.29	0.55	to	1.60	(0.33)	to	(1.36)
12/31/2014	1,807,178	1.70	to	1.62	3,035,908	1.35	0.55	to	1.60	10.20	to	9.06
12/31/2013	1,445,032	1.55	to	1.49	2,215,170	1.64	0.55	to	1.60	17.45	to	16.23
12/31/2012	1,950,244	1.32	to	1.28	2,547,786	1.63	0.55	to	1.60	11.95	to	10.79
12/31/2011	1,844,198	1.18	to	1.16	2,157,101	2.27	0.55	to	1.60	3.47	to	2.40
TA PIMCO Total Return Initial Class
12/31/2015	19,665,800	1.61	to	1.55	33,618,148	2.64	0.55	to	1.60	0.14	to	(0.90)
12/31/2014	22,838,938	1.61	to	1.56	39,100,813	1.86	0.55	to	1.60	4.10	to	3.02
12/31/2013	28,755,121	1.55	to	1.51	47,242,487	2.18	0.55	to	1.60	(3.08)	to	(4.08)
12/31/2012	37,105,610	1.60	to	1.58	62,832,490	4.09	0.55	to	1.60	6.96	to	5.85
12/31/2011	36,312,899	1.49	to	1.49	57,159,357	2.53	0.55	to	1.60	5.69	to	4.60
TA Systematic Small/Mid Cap Value Initial Class
12/31/2015	656,168	1.68	to	3.22	2,618,898	1.04	0.55	to	1.60	(3.05)	to	(4.05)
12/31/2014	689,290	1.74	to	3.36	2,967,900	0.76	0.55	to	1.60	4.65	to	3.57
12/31/2013	1,013,613	1.66	to	3.24	3,821,532	0.40	0.55	to	1.60	35.57	to	34.17
12/31/2012	1,174,790	1.22	to	2.42	3,197,677	0.55	0.55	to	1.60	15.75	to	14.54
12/31/2011	1,008,783	1.06	to	2.11	2,766,718	0.14	0.55	to	1.60	(3.19)	to	(4.19)
TA T. Rowe Price Small Cap Initial Class
12/31/2015	3,518,331	2.19	to	1.98	7,565,405	—	0.55	to	1.60	1.87	to	0.82
12/31/2014	4,526,533	2.15	to	1.96	9,566,769	—	0.55	to	1.60	5.97	to	4.87
12/31/2013	5,469,230	2.03	to	1.87	10,969,480	0.07	0.55	to	1.60	43.28	to	41.80
12/31/2012	5,066,790	1.42	to	1.32	7,114,922	—	0.55	to	1.60	15.06	to	13.86
12/31/2011	3,015,450	1.23	to	1.16	3,695,864	—	0.55	to	1.60	1.14	to	0.09

31

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA TS&W International Equity Initial Class
12/31/2015	516,046	$1.75	to	$1.52	$1,208,986	3.08%	0.55%	to	1.60%	0.76%	to	(0.28)%
12/31/2014	558,279	1.74	to	1.53	1,373,864	2.27	0.55	to	1.60	(5.70)	to	(6.68)
12/31/2013	599,388	1.85	to	1.64	1,603,484	2.30	0.55	to	1.60	23.66	to	22.39
12/31/2012	698,046	1.49	to	1.34	1,479,317	2.19	0.55	to	1.60	16.11	to	14.90
12/31/2011	1,575,941	1.29	to	1.16	2,439,478	1.35	0.55	to	1.60	(14.76)	to	(15.64)
TA WMC US Growth Initial Class
12/31/2015	2,106,978	2.18	to	1.87	4,411,786	0.70	0.55	to	1.60	6.26	to	5.16
12/31/2014	2,645,657	2.06	to	1.78	5,238,138	0.88	0.55	to	1.60	10.50	to	9.35
12/31/2013	3,185,800	1.86	to	1.63	5,725,761	0.99	0.55	to	1.60	31.74	to	30.38
12/31/2012	4,350,615	1.41	to	1.25	5,888,498	0.32	0.55	to	1.60	12.55	to	11.38
12/31/2011	5,741,729	1.25	to	1.12	6,945,612	0.35	0.55	to	1.60	(4.26)	to	(5.25)
Vanguard® Equity Index
12/31/2015	28,892,435	2.16	to	1.97	63,444,778	1.62	0.55	to	1.60	0.71	to	(0.33)
12/31/2014	32,717,863	2.15	to	1.98	71,393,892	1.75	0.55	to	1.60	12.89	to	11.72
12/31/2013	38,212,120	1.90	to	1.77	73,922,911	1.75	0.55	to	1.60	31.46	to	30.10
12/31/2012	41,192,670	1.45	to	1.36	60,588,609	1.94	0.55	to	1.60	15.22	to	14.02
12/31/2011	44,394,050	1.26	to	1.19	56,729,603	1.66	0.55	to	1.60	1.38	to	0.33
Vanguard® International
12/31/2015	14,648,283	1.12	to	1.03	16,367,138	1.45	0.55	to	1.60	(1.31)	to	(2.33)
12/31/2014	11,659,866	1.14	to	1.05	13,203,309	1.43	0.55	to	1.60	(6.57)	to	(7.54)
12/31/2013	11,011,239	1.22	to	1.14	13,337,019	1.36	0.55	to	1.60	22.58	to	21.32
12/31/2012	10,422,236	0.99	to	0.94	10,304,023	1.99	0.55	to	1.60	19.48	to	18.24
12/31/2011	8,791,421	0.83	to	0.79	7,283,585	1.56	0.55	to	1.60	(14.01)	to	(14.90)
Vanguard® Mid-Cap Index
12/31/2015	7,159,289	2.69	to	2.51	19,780,181	1.18	0.55	to	1.60	(1.97)	to	(2.99)
12/31/2014	7,815,435	2.74	to	2.59	21,986,866	0.88	0.55	to	1.60	12.97	to	11.81
12/31/2013	7,356,474	2.43	to	2.31	18,353,643	1.05	0.55	to	1.60	34.19	to	32.80
12/31/2012	7,492,660	1.81	to	1.74	13,914,441	1.14	0.55	to	1.60	15.18	to	13.98
12/31/2011	7,808,611	1.57	to	1.53	12,618,539	1.02	0.55	to	1.60	(2.57)	to	(3.58)
Vanguard® REIT Index
12/31/2015	8,397,497	2.86	to	3.05	26,829,289	1.83	0.55	to	1.60	1.66	to	0.61
12/31/2014	9,638,368	2.82	to	3.03	30,357,960	3.28	0.55	to	1.60	29.40	to	28.06
12/31/2013	9,898,352	2.18	to	2.37	24,060,543	2.00	0.55	to	1.60	1.77	to	0.72
12/31/2012	9,753,533	2.14	to	2.35	23,258,616	1.95	0.55	to	1.60	16.81	to	15.60
12/31/2011	10,485,083	1.83	to	2.03	21,352,893	1.76	0.55	to	1.60	7.85	to	6.73
Vanguard® Short-Term Investment Grade
12/31/2015	37,730,257	1.39	to	1.30	54,030,740	1.95	0.55	to	1.60	0.57	to	(0.47)
12/31/2014	42,799,820	1.38	to	1.31	60,968,635	1.69	0.55	to	1.60	1.20	to	0.16
12/31/2013	42,157,026	1.37	to	1.31	59,306,532	1.93	0.55	to	1.60	0.52	to	(0.52)
12/31/2012	33,366,733	1.36	to	1.31	46,732,869	2.56	0.55	to	1.60	3.84	to	2.76
12/31/2011	34,947,515	1.31	to	1.28	47,313,224	3.13	0.55	to	1.60	1.46	to	0.41
Vanguard® Total Bond Market Index
12/31/2015	38,363,531	1.54	to	1.47	61,690,395	1.88	0.55	to	1.60	(0.21)	to	(1.25)
12/31/2014	27,485,009	1.55	to	1.49	44,364,540	2.47	0.55	to	1.60	5.31	to	4.22
12/31/2013	27,146,278	1.47	to	1.43	41,536,341	2.73	0.55	to	1.60	(2.82)	to	(3.83)
12/31/2012	31,007,071	1.51	to	1.48	48,788,385	2.64	0.55	to	1.60	3.45	to	2.38
12/31/2011	30,609,127	1.46	to	1.45	46,438,160	3.25	0.55	to	1.60	7.06	to	5.96
Wanger International
12/31/2015	1,827,563	2.75	to	2.72	6,014,485	1.45	0.55	to	1.60	(0.45)	to	(1.48)
12/31/2014	1,734,648	2.76	to	2.76	5,904,162	1.51	0.55	to	1.60	(4.93)	to	(5.91)
12/31/2013	1,718,697	2.91	to	2.94	6,167,747	2.55	0.55	to	1.60	21.70	to	20.44
12/31/2012	1,930,604	2.39	to	2.44	6,092,875	1.20	0.55	to	1.60	20.90	to	19.64
12/31/2011	2,062,787	1.98	to	2.04	5,461,135	4.88	0.55	to	1.60	(15.09)	to	(15.96)

32

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Wanger USA
12/31/2015	1,760,706	$2.36	to	$2.46	$5,694,474	—%	0.55%	to	1.60%	(1.15)%	to	(2.17)%
12/31/2014	2,155,812	2.39	to	2.51	7,054,961	—	0.55	to	1.60	4.21	to	3.13
12/31/2013	2,400,790	2.29	to	2.44	7,517,399	0.14	0.55	to	1.60	33.02	to	31.65
12/31/2012	2,668,831	1.72	to	1.85	6,460,030	0.30	0.55	to	1.60	19.36	to	18.12
12/31/2011	3,122,640	1.44	to	1.57	6,396,846	—	0.55	to	1.60	(4.02)	to	(5.01)
WFVT Discovery Class 2 Shares
12/31/2015	—	61.07	to	53.82	—	—	0.80	to	1.40	(2.24)	to	(2.82)
12/31/2014	—	62.47	to	55.38	—	—	0.80	to	1.40	(0.44)	to	(1.03)
12/31/2013	—	62.75	to	55.96	—	—	0.80	to	1.40	42.66	to	41.82
12/31/2012	100	43.99	to	39.46	3,933	—	0.80	to	1.40	16.80	to	16.10
12/31/2011	100	37.66	to	33.99	3,406	—	0.80	to	1.40	(0.37)	to	(0.96)
WFVT Small Cap Value Class 2 Shares
12/31/2015	729,139	1.76	to	1.52	1,429,397	0.24	0.55	to	1.60	(11.12)	to	(12.04)
12/31/2014	802,464	1.99	to	1.73	1,758,325	0.36	0.55	to	1.60	3.89	to	2.81
12/31/2013	994,492	1.91	to	1.68	2,093,491	0.67	0.55	to	1.60	14.13	to	12.95
12/31/2012	1,012,006	1.67	to	1.49	1,873,427	0.88	0.55	to	1.60	13.37	to	12.19
12/31/2011	468,310	1.48	to	1.33	901,870	0.67	0.55	to	1.60	(7.77)	to	(8.72)

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

33

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

6.	Administrative and Mortality and Expense Risk Charges

TPLIC deducts a daily administrative charge equal to an annual rate of .15% of the daily net assets value of each subaccount for administrative expenses. An annual charge ranging from .40% to 1.45% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TPLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7.	Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable annuity contracts.

34

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2015

8.	Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9.	Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TPLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TPLIC and indirect wholly owned subsidiaries of AEGON N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

35

PART C		OTHER INFORMATION

Item 24.		Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

	(1)	(a)	Resolution of the Board of Directors of National Home Life Assurance Company (“National Home”) authorizing establishment of the Separate Account. Note 20

	(2)		Not Applicable.

	(3)	(a)	Principal Underwriting Agreement by and between Monumental Life Insurance Company on its own behalf and on the behalf of the Separate Account, and AFSG Securities Corporation. Note 1
		(a)(1)	Amendment No. 1 to Principal Underwriting Agreement. Note 1
		(a)(2)	Amendment No. 2 to Principal Underwriting Agreement. Note 1
		(a)(3)	Amendment No. 3 to Principal Underwriting Agreement. Note 21
		(a)(4)	Amended and Restated Principal Underwriting Agreement Note 30.
		(b)	Form of Broker/Dealer Supervision and Sales Agreement. Note 2
		(b)(1)	Form of Life Insurance Company Product Sales Agreement. Note 21
		(b)(2)	Form of Life Insurance Company Product Sales Agreement Note 23

	(4)	(a)	Form of variable annuity contract (Dimensional). Note 20
		(b)	Form of variable annuity contract (Advisor’s Edge Select) Note 3
		(c)	Form of variable annuity policy (Advisor’s Edge) Note 4
		(d)	Form of variable annuity policy (Advisor’s Edge Select) Note 4
		(e)	Form of Policy Rider (Guaranteed Minimum Income Benefit) Note 5
		(f)	Form of Policy Rider (Additional Death Benefit) Note 5
		(g)	Form of Policy Rider (Additional Death Benefit) Note 5
		(j)	Form of Policy Rider (Life with Emergency Cash) Note 5
		(i)	Form of Policy Rider (Initial Payment Guarantee) Note 5
		(j)	Form of Policy Rider (Additional Death Distribution II) Note 6
		(k)	Form of Policy Rider (Additional Death Benefit RTP 18 0103). Note 6
		(l)	Form of Policy Rider (Architect) Note 21

	(5)	(a)	Form of Application. Note 34

	(6)	(a)	Restated Articles of Incorporation and Articles of Redomestication of Monumental Life Insurance Company. Note 1
		(b)	Amended and Restated By Laws of Monumental Life Insurance Company. Note 1

	(7)		Not Applicable.

	(8)	(a)	Participation Agreement Among DFA Investment Dimensions Group, Inc., Dimensional Fund Advisors, Inc., DFA Securities Inc. and National Home Life Assurance Company dated as of June 29, 1994. Note 20
		(a)(1)	Amended and Restated Participation Agreement (DFA). Note 22
		(a)(2)	Assumption Agreement to Participation Agreement (DFA). Note 22
		(a)(3)	Amendment No. 2 to Participation Agreement (DFA). Note 33
		(b)	Participation Agreement Among Insurance Management Series, Federated Advisors, Federated Securities Corp. and National Home Life Assurance Company dated as of May 17, 1994. Note 20
		(b)(1)	Participation Agreement between Monumental Life Insurance Company, Federated Insurance Series, and Federated Securities Corp. Note 29.
		(c)	Participation Agreement Among Insurance Investment Products Trust, SEI Financial Services Company and National Home Life Assurance Company dated as of January 1, 1995. Note 7
		(d)	Participation Agreement Among Wanger Advisors Trust and National Home Life Assurance Company dated as of May 19, 1995. Note 7
		(e)	Participation Agreement Among Tomorrow Funds Retirement Trust, Weiss, Peck & Greer, L.L.C. and Providian Life and Health Insurance Company dated as of September 11, 1995. Note 7
		(f)	Participation Agreement among Montgomery Funds III, Montgomery Asset Management, L.P., and Providian Life and Health Insurance Company dated as of April 27, 2000. Note 8
		(f)(1)	Amendment to Participation Agreement (Nationwide). Note 30
		(f)(2)	Amendment No. 3 to Participation Agreement (Nationwide). Note 33

	(g)	Participation Agreement Among Strong Variable Insurance Funds, Inc.; Strong Capital Management, Inc.; Strong Funds Distributors, Inc. and Providian Life and Health Insurance Company dated March 31, 1997. Note 9
	(h)	Participation Agreement Among Warburg Pincus Trust; Warburg Pincus Counsellors, Inc.; Counsellors Securities Inc. and Providian Life and Health Insurance Company dated March 31, 1997. Note 9
	(i)	Amendment No. 1 dated December 16, 1996 to Participation Agreement Among Wanger Advisors Trust and Providian Life and Health Insurance Company dated May 19, 1995. Note 9
	(j)	Participation Agreement Among SteinRoe Variable Investment Trust, SteinRoe & Farnham Incorporated and Providian Life and Health Insurance Company dated March 31, 1997. Note 9
8	(j)(1)	Participation Agreement between TLIC, TFLIC, Monumental, TOLIC and Columbia. Note 29.
8	(j)(2)	Amendment No. 1 to Participation Agreement (Columbia Funds). Note 29.
8	(j)(3)	Assignment and Assumption PBL to Mon (Columbia Funds). Note 29.
8	(j)(4)	Amendment No. 2 to Participation Agreement (Columbia Funds). Note 29.
8	(j)(5)	Amendment No. 3 to Participation Agreement (Columbia Funds). Note 29.
8	(j)(6)	Amendment to the Agreements (Columbia Funds). Note 29.
8	(j)(7)	Amendment to Participation Agreement (Columbia) Note 30.
8	(j)(8)	Amendment to Participation Agreement (Columbia) Note 30.
	(j)(9)	Amendment No. 2 to Participation Agreement (Columbia). Note 35
	(j)(10)	Amendment No. 5 to Participation Agreement (Columbia). Note 35
	(j)(11)	Schedule A Revision 7-10-2015 (Columbia). Note 35
	(k)	Participation Agreement Among Providian Life and Health Insurance Company, Providian Series Trust, and Providian Investment Advisors, Inc. dated March 25, 1997. Note 9
	(l)	Participation Agreement Among Endeavor Series Trust, Endeavor Management Co. and PFL Life Insurance Company dated February 28, 1991. Note 10
	(m)	Participation Agreement Among WRL Series Fund, Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life Insurance Company. Note 11
	(m)(1)	Amendment No. 9 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, and AUSA Life Insurance Company, Inc. Note 4
	(m)(2)	Amendment No. 31 to Participation Agreement (ATSF). Note 12
	(m)(3)	Amendment No. 32 to Participation Agreement (ATSF). Note 13
	(m)(4)	Amendment No. 36 to Participation Agreement (TST) Note 24
(8)	(m)(5)	Amendment No. 38 to Participation Agreement. Note 26.
(8)	(m)(6)	Amendment No. 42 to Participation Agreement (TST). Note 27
(8)	(m)(7)	Amendment No. 44 to Participation Agreement (TST). Note 28.
(8)	(m)(8)	Participation Agreement (TST). Note 30.
	(m)(9)	Amendment No. 1 to Participation Agreement (TST). Note 31
	(m)(10)	Schedule A Revision 9-3-2013 (TST). Note 33
	(m)(11)	Schedule A Revision 9-18-2013 (TST). Note 32
	(m)(12)	Schedule A Revision 10-31-2013 (TST). Note 32
	(m)(13)	Schedule A Revision 5-1-2014 (TST). Note 33
	(m)(14)	Amendment No. 2 to Agreement (TST). Note 34
	(m)(15)	Schedule A Revision 5-1-2015 (TST). Note 34
	(m)(16)	Schedule A Revision 7-1-2015 (TST). Note 35
	(m)(17)	Schedule A Revision 12-18-2015 (TST). Note 35
	(m)(18)	Schedule A Revision 3-21-16 (TST). Note 35
	(m)(19)	Schedule A Revision 5-1-16 (TST). Note 35
	(n)	Participation Agreement (Alliance Bernstein) Note 26
	(n)(1)	Amendment to Participation Agreement (Alliance Bernstein). Note 26
(8)	(n)(2)	Amendment to Participation Agreement (Alliance Bernstein). Note 30.
	(n)(3)	Amendment No. 3 to Participation Agreement (Alliance Bernstein). Note 33.
	(n)(4)	Amendment No. 4 to Participation Agreement (Alliance Bernstein). Note 34
	(n)(5)	Schedule A Revision 10-1-14 (Alliance Bernstein). Note 34
	(n)(6)	Schedule A Revision 5-1-2015 (Alliance Bernstein). Note 34
	(o)	Participation Agreement between PFL Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. dated April 15, 1997. Note 15
	(o)(1)	Amendment to Participation Agreement between PFL Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. dated July 28, 2000. Note 16
	(o)(2)	Amendment No. 11 between TLIC, Monumental, TFIC and Dreyfus. Note 29.
	(o)(3)	Amendment No. 13 to Participation Agreement (Dreyfus). Note 33
	(p)	Participation Agreement Among Transamerica Variable Insurance Fund, Inc., Transamerica Occidental Life Insurance Company and PFL Life Insurance Company dated November 1, 1999. Note 17
	(p)(1)	Amendment to Participation Agreement between Transamerica Variable Insurance Fund, Inc., Transamerica Investment Management , LLC, and PFL Life Insurance Company dated July 28, 2000. Note 16
	(q)	Fund Participation Agreement between Seligman Portfolios, Inc. and Peoples Benefit Life Insurance Company. Note 18
(8)	(r)	Participation Agreement by and between Variable Insurance Products Fund and Peoples Benefit Life Insurance Company. Note 13
(8)	(r)(1)	Second Amendment to Participation Agreement (Fidelity). Note 18
(8)	(r)(2)	Fourth Amendment to Participation Agreement (Fidelity). Note 24
(8)	(r)(3)	Amendment to Participation Agreement (Fidelity). Note 30.
(8)	(r)(4)	Summary Prospectus Agreement (Fidelity). Note 33
(8)	(r)(5)	Amendment No. 6 to Participation Agreement (Fidelity). Note 33
(8)	(r)(6)	Amendment No. 7 to Participation Agreement (Fidelity). Note 34
(8)	(s)	Participation Agreement (Wells Fargo). Note 18
(8)	(s)(1)	Amendment No. 1 to Participation Agreement (Wells Fargo). Note 28.
(8)	(s)(2)	Amendment to Participation Agreement (Wells Fargo). Note 30.
(8)	(s)(3)	Amendment No. 3 to Participation Agreement (Wells Fargo). Note 33
(8)	(s)(4)	Amendment No. 4 to Participation Agreement (Wells Fargo). Note 35
(8)	(s)(5)	Schedule A Revision 4-29-2016 (Wells Fargo). Note 35
(8)	(t)	Participation Agreement (Vanguard). Note 18
	(t)(1)	Amendment No. 1 to Participation Agreement (Vanguard). Note 33.
(9)		Opinion and Consent of Counsel. Note 35.

(10)		Consent of Independent Registered Public Accounting Firm. Note 35.

(11)		Not applicable.

(12)		Not applicable.

	(13)	Performance Data Calculations. Note 19

	(14)	Powers of Attorney. Note 35.

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 1 to form N-4 Registration Statement (File No. 333-138040) filed on April 27, 2007.

Note 2.	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-138040) filed on October 17, 2006.

Note 3	Incorporated herein by reference to the Post-Effective Amendment No. 9 to N-4 Registration Statement (File No. 33-80958), filed June 3, 1998.

Note 4	Incorporated herein by reference to the Post-Effective Amendment No. 12 to N-4 Registration Statement (File No. 33-80958) filed September 5, 2000.

Note 5	Incorporated herein by reference to the Post-Effective Amendment No. 18 to N-4 Registration Statement (File No. 33-80958) filed May 1, 2002.

Note 6	Incorporated herein by reference to the Post-Effective Amendment No. 19 to N-4 Registration Statement (File No. 33-80958) filed on May 1, 2003.

Note 7	Incorporated herein by reference to the Post-Effective Amendment No. 3 to N-4 Registration Statement (File No. 33-80958) filed on November 20, 1995

Note 8	Incorporated herein by reference to the Post-Effective Amendment No. 4 to N-4 Registration Statement (File No. 33-80958) filed on April 30, 1996.

Note 9	Incorporated herein by reference to the Post-Effective Amendment No. 7 to N-4 Registration Statement (File No.33-80958) filed on April 30, 1997.

Note 10	Incorporated herein by reference to the Post-Effective Amendment No. 8 to N-4 Registration Statement (File No. 33-80958) filed on April 30, 1998.

Note 11	Incorporated herein by reference to the Post-Effective Amendment No. 1 to N-4 Registration Statement (File No. 333-26209) filed on April 29, 1998.

Note 12	Incorporated herein by reference to the Post-Effective Amendment No. 8 to N-4 Registration Statement (File No. 333-109580) filed on January 7, 2005.

Note 13	Incorporated herein by reference to the Post-Effective Amendment No. 24 to N-4 Registration Statement (File No. 33-80958) filed on April 27, 2005.

Note 14	Incorporated herein by reference to the Post-Effective Amendment No. 3 to N-4 Registration Statement (File No. 333-26209) filed on April 28, 2000.

Note 15	Incorporated herein by reference to the Initial Registration Statement on Form N-4 (File No. 333-26209) filed on April 30, 1997.

Note 16	Incorporated herein by reference to the Post-Effective Amendment No. 14 to N-4 Registration Statement (File No. 33-80958) filed on December 1, 2000.

Note 17	Incorporated herein by reference to the Post-Effective Amendment No. 2 to N-4 Registration Statement (File No. 33-56908) filed on April 27, 2000.

Note 18	Incorporated herein by reference to the Post-Effective Amendment No. 26 to N-4 Registration Statement (File No. 33-80958) filed on April 27, 2007.

Note 19	Incorporated herein by reference to the Post-Effective Amendment No. 25 to N-4 Registration Statement (File No. 33-80958) filed on April 26, 2006.

Note 20	Filed with the Initial Filing on N-4 Registration Statement (File No. 333 -146323) filed on September 26, 2007.

Note 21	Filed with Post-Effective Amendment No. 1 to N-4 Registration Statement (File No. 333-146323) filed on October 11, 2007.

Note 22	Filed with Post-Effective Amendment No. 3 to N-4 Registration Statement (File 333-146323) filed on December 21, 2007

Note 23	Incorporated herein by reference to Post Effective Amendment No. 6 to Form N-4 registration statement (File No. 333-125 817) filed on February 15, 2008.

Note 24	Filed with Post-Effective Amendment No. 4 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2008.

Note 25	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-146328) filed on January 29, 2009.

Note 26	Filed with Post-Effective Amendment No. 5 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2009

Note 27	Filed with Post-Effective Amendment No. 6 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2010.

Note 28	Filed with Post-Effective Amendment No. 7 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2011.

Note 29	Filed with Post-Effective Amendment No. 8 to N-4 Registration Statement (File No. 333-146323) filed on April 17, 2012.

Note 30	Filed with Post-Effective Amendment No. 9 to N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 31	Incorporated herein by reference to Post-Effective Amendment No. 59 to Form N-4 Registration Statement (File No. 33-33085) dated August 16, 2013.

Note 32	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-189435) dated 10-2-2013.

Note 33	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) dated April 30, 2014.

Note 34	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-146323) dated April 28, 2015.

Note 35	Filed herewith.

Item 25.	Directors and Officers of the Depositor (Transamerica Premier Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
C. Michiel van Katwijk 100 Light St. Baltimore, MD. 21202	Director, Senior Vice President, Treasurer and Chief Financial Officer

David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President and Chief Tax Officer

Jason Orlandi 100 Light St. Baltimore, MD 21202	Director, Senior Vice President, General Counsel and Secretary

Blake S. Bostwick 1801 California St. Denver, CO. 80202	Director, Chairman of the Board, Chief Executive Officer and President

Chad Noehren 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Corporate Controller

Mark W. Mullin 100 Light St. Baltimore, MD. 21202	Director

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	100% Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (87.8282%) ; Transamerica Premier Life Insurance Company (12.1718%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Securities

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments III, LLC	Delaware	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Sole Member: Garnet Community Investments XLIII, LLC	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Sole Member - Garnet Community Investments XLVI, LLC	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware	Sole Member: Garnet Community Investments XLVII, LLC	Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware	Sole Member: Garnet Community Investments XLVIII, LLC	Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	100% Transamerica Life Insurance Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	100% Investors Warranty of America, LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	100% Investors Warranty of America, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding, LLC	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	100% Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware

Members: Transamerica Life Insurance Company (90.96%); Transamerica Premier Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.

Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ~~73.4%~~); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - Transamerica Corporation. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, LLC	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Commonwealth General Corporation	Holding company
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Commonwealth General Corporation	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	AUSA Holding, LLC - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	100% Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	100% Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	100% AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	100% AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding, LLC	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (74.22%~~)~~; Transamerica Premier Life Insurance Company (16.31%); Transamerica Financial Life Insurance Company (9.47%) Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of March 31, 2016, there were 3,880 Contract owners of Advisor’s Edge Variable Annuity; and 665 Contract owners of Advisor’s Edge Select.

Item 28.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, Transamerica Partners Variable Funds and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

William McCauley	(6)	Director, Vice President and Chief Financial Officer

David W. Hopewell	(2)	Director

David R. Paulsen	(1)	Director, Chief Executive Officer, President and Chief Sales Officer

Blake S. Bostwick	(1)	Chief Marketing Officer and Chief Operations Officer

Rick B. Resnik	(3)	Chief Compliance Officer

Amy Angle	(5)	Assistant Vice President

Bonnie Howe	(1)	Vice President

Alison Ryan	(4)	Vice President and Assistant Secretary

Ayla Nazli	(4)	Assistant Secretary

Brenda L. Smith	(1)	Assistant Vice President

Arthur D. Woods	(6)	Assistant Vice President

Marc Cahn	(3)	Secretary

Jeffrey T. McGlaun	(5)	Assistant Treasurer

C. Michiel Van Katwijk	(5)	Treasurer

(1)	1801 California Street, Suite 5200, Denver, CO 80202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	440 Mamaroneck Avenue, Harrison, NY 10528
(6)	1150 S. Olive St., Los Angeles, CA 90015
(5)	100 Light Street, Floor B1, Baltimore, MD 21202
(6)	570 Carillon Parkway, St. Petersburg, FL 33716

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$1,945,162	0	0	0

(1)	Fiscal Year 2015

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Premier Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Premier Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Premier Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Premier Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 26 day of April, 2016.

SEPARATE ACCOUNT VA CC

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
Depositor

*
Blake S. Bostwick
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

C. Michiel van Katwijk	*	Director, Senior Vice President, Treasurer and Chief Financial Officer	April 26, 2016

David Schulz	*	Director, Senior Vice President and Chief Tax Officer	April 26, 2016

Jason Orlandi	*	Director, Senior Vice President, General Counsel and Secretary	April 26, 2016

Blake S. Bostwick	*	Director, Chairman of the Board, Chief Executive Officer and President	April 26, 2016

Chad Noehren	*	Corporate Controller	April 26, 2016

Mark W. Mullin	*	Director	April 26, 2016

/s/ Alison Ryan *By: Alison Ryan			April 26, 2016

*By: Alison Ryan – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith

Registration No.

333 - 146323

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

SEPARATE ACCOUNT VA CC

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*
8(j)(9)	Amendment No. 2 to Participation Agreement (Columbia)
8(j)(10)	Amendment No. 5 to Participation Agreement (Columbia)
8(j)(11)	Schedule A Revision 7-10-2015 (Columbia)
8(m)(16)	Schedule A Revision 7-1-2015 (TST)
8(m)(17)	Schedule A Revision 12-18-2015 (TST)
8(m)(18)	Schedule A Revision 3-21-2016 (TST)
8(m)(19)	Schedule A Revision 5-1-2016 (TST)
8(s)(4)	Amendment No. 4 to Participation Agreement (Wells Fargo)
8(s)(5)	Schedule A Revision 4-29-2016 (Wells Fargo)
9	Opinion and Consent of Counsel
10	Consent of Independent Registered Public Accounting Firm
14	Powers of Attorney

*  Page numbers included only in manually executed original.